UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05159

RS Investment Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-766-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2011 Annual Report

All data as of December 31, 2011

RS Growth Funds

Class A, B, C, K, and Y Shares

•	RS Small Cap Growth Fund

•	RS Select Growth Fund

•	RS Mid Cap Growth Fund

•	RS Growth Fund

•	RS Technology Fund

•	RS Small Cap Equity Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

On behalf of my RS colleagues, I want to express my gratitude for your confidence, support, and most of all, your business. We recognize that the climate for long-term investors over the last several years has been challenging and fully appreciate the trust you have placed in RS Investments to help you achieve your financial goals.

Please allow me to introduce myself. My name is Matt Scanlan and I have been fortunate to have been appointed the new CEO of RS Investments. I join from Renaissance Institutional Management in New York, where I served as president and CEO for the past three years. Prior to Renaissance, I headed the institutional business for Barclays Global Investors in San Francisco and served as a senior portfolio manager at The Northern Trust Company in Chicago.

Throughout my 30-year career in the investment management business, I have focused solely on serving the needs of clients and I want to stress that at RS Investments that commitment will be as intense as ever. We are grateful that you have entrusted your assets to us and will continue to work hard to earn your trust every day.

I assume my position at RS Investments from Terry Otton, who announced his intention to retire last year. At my request, he has agreed to stay on for a period of time to help ensure a smooth transition. My goal will be to continue the outstanding work he has accomplished over his long career at the firm, while at the same time working to grow the scope of our business responsibly.

Our first priority is a lasting one: continuously refine and improve our investment processes and maintain our commitment to conducting outstanding fundamental research. These are the engines that drive the long-term results we seek to deliver to shareholders and they require continuous care and diligence. Our investment teams are comprised of professionals who are dedicated to continuously improving the risk and reward experience of our products.

Another important focus will be on expanding the solutions we offer, so we can continue to serve your changing needs. Whether it’s investing for retirement, education, long-term wealth planning, or another critical goal, RS Investments provides a wide range of products to meet those needs. We intend to continue to support state-of-the-art and highly relevant solutions to address the evolving challenges faced by our clients and fund shareholders.

We take very seriously our role as stewards of your capital. Our investment teams provide expertise in their respective investment disciplines and you can be assured that in this economic environment — and always — we are investing your assets with an eye toward managing risk and optimizing long-term return potential.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

In the pages that follow, please find an update on your investment in the RS Funds. It contains important information about your investment with RS. Additionally, please visit our website, www.RSinvestments.com, throughout the year for insightful and up-to-date commentary from our investment teams.

I look forward to serving your interests and to working hard every day to improve your experience as a valued investor in the RS fund family.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS SMALL CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Growth Fund Commentary

Highlights

•

In a volatile year for equity markets, economic uncertainty and investor unease weighed on the performance of small-cap shares as defined by the Russell 2000® Index[1], which underperformed the broader market as defined by the S&P 500® Index[2].

•

RS Small Cap Growth Fund slightly outperformed the benchmark Russell 2000® Growth Index[3], despite delivering negative returns for the twelve-month period ended December 31, 2011. Fund performance relative to the benchmark was supported by stock selection in the healthcare sector. Stock selection in the technology sector detracted from relative performance.

•

RS Small Cap Growth Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to generate earnings growth that is higher than market expectations.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan and a spring spike in oil prices contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. As risk-averse investors sought refuge in larger cap, more defensive investments, shares of smaller companies suffered the largest declines. While equity markets regained some lost ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Small Cap Growth Fund (Class A Shares) declined 2.33% over the year ended December 31, 2011, but outperformed its benchmark, the Russell 2000® Growth Index, which declined 2.91%.

Portfolio Review

Several technology investments detracted from relative performance. These included Oclaro Inc., a supplier of optical components, which saw its near-term orders dampened by some inventory building in its distribution channel. We remain positive on

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RS SMALL CAP GROWTH FUND

Oclaro’s long-term prospects, given our view that data networking equipment and components will be in demand as companies build out data networks to accommodate the growing volumes of data traffic.

Inventory issues have also dampened recent returns within the LED lighting technology market, resulting in price cutting and weaker-than-expected performance for LED components manufacturer SemiLEDS Corp. Nonetheless, we continue to believe that SemiLEDS, as a low cost producer of LED lighting components, is well positioned to capitalize on the wider adoption of energy saving LED technology across the $20 billion general lighting market.

RealD Inc., a provider of patented, 3D movie theater technology, was another detractor. We opted to liquidate our investment in the stock on concerns over the slower-than-anticipated roll-out of 3D technology in movie theaters nationwide.

On a positive note, we benefited from our investment in Ulta Salon, Cosmetics & Fragrance Inc., a retailer of both high end and discount beauty supply brands that is capitalizing on its store expansion plans and customer strategy.

In the healthcare sector, our relative results were supported by our investment in Pharmasset Inc., a biotechnology company focused on developing next generation treatments for hepatitis C (HCV). Our interest in Pharmasset was affirmed in November when the company announced it would be acquired by Gilead Sciences for a substantial premium.

Outlook

While we are cautiously optimistic on prospects for the U.S. economy, we believe that external factors such as the European debt crisis remain risks for growth going forward. Nonetheless, we remain optimistic on prospects for our portfolio of small-cap stocks. We continue to believe that small-cap companies house some of the most compelling innovations. As long-term investors, we seek to look beyond short-term cyclical factors and strive to position the Fund to benefit from innovations and growth opportunities across a variety of industries. While the Fund is driven by fundamental research and stock selection, we will continue to evaluate the overall risk profile of the portfolio to seek to position it for a variety of market environments.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS SMALL CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $505,546,562

Top Ten Holdings[4]

Holding	% of Total Net Assets
Team Health Holdings, Inc.	2.08%
Old Dominion Freight Line, Inc.	1.72%
Rock-Tenn Co., Class A	1.66%
Under Armour, Inc., Class A	1.62%
Tractor Supply Co.	1.62%
j2 Global, Inc.	1.61%
Wright Express Corp.	1.60%
HMS Holdings Corp.	1.58%
BioMarin Pharmaceutical, Inc.	1.55%
HEICO Corp., Class A	1.55%
Total	16.59%

Sector Allocation[5]

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SMALL CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/30/87)
without sales charge	-2.33%	22.59%	2.68%	2.43%	12.67%
with maximum sales charge	-6.97%	20.62%	1.68%	1.94%	12.44%
Class C Shares (9/6/07)
without sales charge	-3.98%	20.88%	—	—	-1.24%
with sales charge	-4.94%	20.88%	—	—	-1.24%
Class K Shares (1/22/07)	-2.92%	21.79%	—	—	2.06%
Class Y Shares (5/1/07)	-2.04%	23.03%	—	—	2.07%
Russell 2000® Growth Index[3]	-2.91%	19.00%	2.09%	4.48%	7.86%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Growth Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (9/6/07), Class K shares (1/22/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2011: $9,474 (Class C), $11,061 (Class K), and $11,002 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

www.RSinvestments.com	7

RS SELECT GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Select Growth Fund Commentary

Highlights

•

In a volatile year for equity markets, small- and mid-cap shares, as defined by the Russell 2000® Index[1] and the Russell Midcap® Index[2], declined, while also underperforming the broader market as defined by the S&P 500® Index[3].

•

RS Select Growth Fund delivered positive performance in a year when both the Russell 2500® Growth Index[4] and Russell 2000® Growth Index[5] suffered declines. Stock selection in the consumer discretionary sector helped performance relative to the Russell 2500® Growth Index, while stock selection in the consumer staples, energy, and financial services sectors detracted from relative performance.

•

RS Select Growth Fund seeks long-term capital growth by normally investing in small- and mid-cap companies that we believe have the potential to generate earnings growth that is higher than market expectations.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan and a spring spike in oil prices contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. As risk-averse investors sought refuge in larger cap, more defensive investments, shares of smaller companies suffered the biggest declines. While equity markets regained some lost ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Select Growth Fund (Class A Shares) gained 5.30% for the year ended December 31, 2011, outperforming the benchmark Russell 2500® Growth Index and the benchmark Russell 2000® Growth Index, which declined by 1.57% and 2.91% respectively for the twelve-month period.

Portfolio Review

The Fund’s performance relative to the Russell 2500® Growth Index was assisted by stock selection in the consumer discretionary sector, and especially from investments in

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RS SELECT GROWTH FUND

retailers Ulta Salon, Cosmetics & Fragrance Inc. and Tractor Supply Co. Ulta Salon continued to report solid revenue performance and store expansion, while selling a broad range of beauty and salon products, from discount lines to high end brands. Tractor Supply benefited from recurring purchases of feed and farm supplies at its retail farm and ranch stores nationwide.

In the healthcare sector, relative performance was supported by an investment in Alexion Pharmaceuticals Inc., an innovative company that is benefiting from robust sales of Soliris, a treatment for a rare genetic blood disorder.

On a negative note, apparel designer and marketing company Guess? Inc. detracted from relative performance due in part to concerns over its exposure in Europe. We believe the company continues to benefit from strong brand recognition and product line diversification.

Performance was also hurt by our investment in Gaylord Entertainment Co., an operator of hotels and attractions such as Nashville’s Grand Ole Opry. Gaylord’s businesses struggled in a weak economy. We sold our position in the company.

United Therapeutics Corp. was among the Fund’s biggest detractors. The company has been developing a treatment for the deadly lung disease pulmonary arterial hypertension (PAH). The stock experienced a decline after the company reported weaker-than-expected late stage clinical trial results for the oral formulation of Remodulin, its injectable PAH drug, and we exited the position.

Outlook

While we are cautiously optimistic about the prospects for the U.S. economy, we believe that external factors such as the European debt crisis remain risks for growth going forward. Nonetheless, we remain optimistic about our portfolio of companies as they continue to maneuver through a backdrop of mixed signals in the global economy. We believe that small- and mid-cap companies house some of the most compelling innovations and possess attractive reward to risk valuation characteristics. In addition, we continue to seek out growth companies that we believe have sustainable competitive advantages that will lead to solid earnings growth over the entire business cycle.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in smaller companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation.

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RS SELECT GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $110,149,518

Top Ten Holdings[6]
Holding	% of Total Net Assets
Alexion Pharmaceuticals, Inc.	3.07%
Tractor Supply Co.	2.60%
Under Armour, Inc., Class A	2.46%
Old Dominion Freight Line, Inc.	2.45%
Rock-Tenn Co., Class A	2.45%
j2 Global, Inc.	2.38%
HMS Holdings Corp.	2.22%
Arcos Dorados Holdings, Inc., Class A	2.21%
The Ultimate Software Group, Inc.	2.18%
BE Aerospace, Inc.	2.12%
Total	24.14%

Sector Allocation[7]

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2500® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2500® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
7	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SELECT GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/1/96)
without sales charge	5.30%	26.88%	5.00%	2.84%	10.42%
with maximum sales charge	0.29%	24.85%	3.98%	2.35%	10.07%
Class C Shares (11/15/07)
without sales charge	4.20%	25.35%	—	—	1.49%
with sales charge	3.20%	25.35%	—	—	1.49%
Class K Shares (2/12/07)	4.57%	25.67%	—	—	3.50%
Class Y Shares (5/1/09)	5.62%	—	—	—	24.91%
Russell 2500® Growth Index[4]	-1.57%	21.57%	2.89%	5.23%	6.28%	*
Russell 2000® Growth Index[5]	-2.91%	19.00%	2.09%	4.48%	4.58%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Select Growth Fund and in the Russell 2500® Growth Index and the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (11/15/07), Class K shares (2/12/07), and Class Y shares (5/1/09) would have the following values as of December 31, 2011: $10,630 (Class C), $11,829 (Class K), and $18,098 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS MID CAP GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Mid Cap Growth Fund Commentary

Highlights

•	Midcap growth stocks as defined by the Russell Midcap® Growth Index[1] delivered negative performance in 2011, as concerns over the global economic outlook weighed on investor confidence.

•

RS Mid Cap Growth Fund held its value in a year when the broader mid-cap market declined and outperformed the benchmark Russell Midcap® Growth Index. We attribute our relative outperformance to stock selection, especially in the producer durables and consumer discretionary sectors. Stock selection in the technology sector detracted from relative returns.

•	RS Mid Cap Growth Fund seeks long-term capital growth by normally investing in mid-cap companies that we believe have the potential to generate earnings growth that is higher than market expectations.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index2, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan and a spring spike in oil prices contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. While equity markets regained some lost ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Mid Cap Growth Fund (Class A Shares) gained 1.07% for the year ended December 31, 2011, outperforming the benchmark Russell Midcap® Growth Index, which declined by 1.65%.

Portfolio Review

The Fund’s relative performance was aided by stock selection in the consumer discretionary sector, where its largest positive contributor was Ulta Salon, Cosmetics & Fragrance Inc. A retailer of beauty and hair care products, Ulta has been able to expand its share of a $10 billion specialty retail market by offering a broad range of products, from high end brand names to discount lines.

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RS MID CAP GROWTH FUND

Relative performance was also aided by the Fund’s investment in technology company Alcatel-Lucent ADS, the leading equipment provider in the carrier ethernet space, the optical networking space, and the 3G and 4G wireless infrastructure market. We invested in Alcatel-Lucent as a turnaround story and have benefited as the company has produced improving revenue growth and operating margins.

Within healthcare, the Fund benefited from its stake in Pharmasset Inc., a company focused on developing next generation treatments for hepatitis C (HCV). Our interest in Pharmasset was affirmed in November when the company announced it would be acquired by Gilead Sciences for a substantial premium.

Relative performance was hurt by the Fund’s investment in healthcare technology company Illumina Inc., a provider of high-density genetic analysis and DNA sequencing technologies. The prospect of federal budget cuts created uncertainty for the company’s long-term research prospects, which are partly funded by the National Institutes of Health. Given the altered risk-reward profile for the company, we opted to exit the position.

Another detractor, Cree Inc., manufacturers components used in energy efficient LED lighting. The company saw its operating margins pressured this year by inventory problems that forced price cuts in its distribution chain. However, we continue to believe that Cree’s LED lighting technology has the potential for wider adoption across the general lighting market and maintain the position.

Economic uncertainty, especially in Europe, weighed on shares of apparel designer Guess? Inc. We believe the company continues to benefit from strong brand recognition and product line diversification, and the position remains in the Fund’s portfolio.

Outlook

While we are cautiously optimistic about the prospects for the U.S. economy, we believe that external factors such as the European debt crisis remain risks for growth going forward. We believe the prospects for our portfolio of companies are favorable as they continue to maneuver through a backdrop of mixed signals in the global economy. In our view, mid-cap companies house some of the most compelling innovations and possess attractive reward to risk valuation characteristics and we continue to focus on companies that we believe will appreciate in value over time resulting in sustainable earnings growth.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS MID CAP GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $55,207,186

Top Ten Holdings[3]

Holding	% of Total Net Assets
McCormick & Co., Inc.	2.79%
Starbucks Corp.	2.60%
Ecolab, Inc.	2.44%
Cerner Corp.	2.39%
Alexion Pharmaceuticals, Inc.	2.37%
Nordstrom, Inc.	2.28%
Old Dominion Freight Line, Inc.	2.28%
FMC Corp.	2.20%
BE Aerospace, Inc.	2.06%
Oil States International, Inc.	2.05%
Total	23.46%

Sector Allocation[4]

1

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS MID CAP GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	1.07%	20.79%	-0.33%	3.77%	7.85%
with maximum sales charge	-3.72%	18.86%	-1.30%	3.27%	7.53%
Class C Shares (5/21/07)
without sales charge	0.19%	19.36%	—	—	-4.17%
with sales charge	-0.81%	19.36%	—	—	-4.17%
Class K Shares (12/4/06)	0.55%	19.99%	-0.96%	—	-1.61%
Class Y Shares (5/1/07)	1.32%	21.10%	—	—	-1.89%
Russell Midcap® Growth Index[1]	-1.65%	22.06%	2.44%	5.29%	7.40%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Mid Cap Growth Fund and in the Russell Midcap® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/21/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2011: $8,217 (Class C), $9,211 (Class K), and $9,148 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GROWTH FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Growth Fund Commentary

Highlights

•

Large-cap growth stocks, as defined by the Russell 1000® Growth Index[1], delivered a small gain in a difficult year for equity markets, as risk-averse investors sought safety in large-cap, stable and growing market bellwethers.

•

RS Growth Fund had negative performance during a challenging year for equities and underperformed its benchmark, the Russell 1000® Growth Index. The Fund’s underperformance relative to the benchmark reflected difficult stock selection in the technology sector. Stock selection in the materials and processing and producer durables sectors aided the Fund’s relative performance.

•	RS Growth Fund seeks long-term capital growth by normally investing in large-cap companies that we believe have greater earnings potential relative to market expectations.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index2, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan and a spring spike in oil prices contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. Aided by improved economic data and receding recession fears, the market managed to regain some ground late in the year. The overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Growth Fund (Class A Shares) declined 0.68% over the year ended December 31, 2011, underperforming the benchmark Russell 1000® Growth Index, which gained 2.64% for the same period.

Portfolio Review

The Fund’s biggest detractor in the technology sector was LED lighting technology company Cree Inc., which saw its operating margins pressured by inventory building

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RS GROWTH FUND

and price cutting that dampened the company’s financial performance. We remain positive on Cree’s long-term potential as we believe more energy efficient LED has the potential for wider adoption across the $20 billion general lighting market.

Economic concerns also weighed on several of the Fund’s consumer-oriented holdings, including discount retailer Walgreen Co., which is no longer held in the Fund. The company lost its lucrative contract to fill subscriptions for employee pharmacy benefits manager Express Scripts following an unresolved pricing dispute.

The uncertain government spending outlook weighed on shares of healthcare technology company Illumina Inc., a leading provider of genetic analysis and DNA sequencing technologies that relies to some extent on funding from the National Institutes of Health. Given the heightened uncertainty surrounding the company, we chose to exit the position.

Performance was supported by an investment in Alexion Pharmaceuticals Inc., which benefited from robust sales of Soliris, a treatment for a rare genetic blood disorder.

Alcatel-Lucent ADS, a leading equipment provider in the ethernet carrier, optical networking, and 3G/4G wireless network equipment space, had strong performance, which aided the Fund’s relative results.

Outlook

Looking ahead, we remain cautiously optimistic on prospects for the equity market, even as we recognize that uncertainty over global economic growth and the European debt situation could contribute to near-term market volatility. In this environment, we continue to focus on companies that we believe can achieve sustainable, long-term growth. As long-term investors, we seek to look beyond short-term cyclical factors and strive to position the Fund to benefit from growth opportunities across a variety of industries.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

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RS GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $95,603,490

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	5.85%
Exxon Mobil Corp.	4.10%
Google, Inc., Class A	4.01%
United Parcel Service, Inc., Class B	3.23%
Philip Morris International, Inc.	2.90%
Amazon.com, Inc.	2.73%
McCormick & Co., Inc.	2.49%
Starbucks Corp.	2.48%
Ecolab, Inc.	2.42%
Oracle Corp.	2.37%
Total	32.58%

Sector Allocation[4]

1

The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/12/92)
without sales charge	-0.68%	13.94%	-1.21%	3.11%	8.32%
with maximum sales charge	-5.39%	12.09%	-2.16%	2.61%	8.05%
Class C Shares (6/29/07)
without sales charge	-2.10%	12.30%	—	—	-4.32%
with sales charge	-3.08%	12.30%	—	—	-4.32%
Class K Shares (11/27/06)	-1.19%	13.26%	-1.69%	—	-1.52%
Class Y Shares (5/1/07)	-0.50%	14.10%	—	—	-1.84%
Russell 1000® Growth Index[1]	2.64%	18.02%	2.50%	2.60%	6.94%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Growth Fund and in the Russell 1000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (6/29/07), Class K shares (11/27/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2011: $8,196 (Class C), $9,250 (Class K), and $9,170 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS TECHNOLOGY FUND

Investment Style:

Technology Sector

RS Technology Fund Commentary

Highlights

•

As investors lost their appetites for risk in 2011, they sought refuge in more defensive areas of the market and larger companies outperformed smaller companies. The S&P North American Technology Sector Index™[1] delivered negative performance for the year.

•

RS Technology Fund, which invests across the capitalization spectrum, underperformed the S&P North American Technology Sector Index™ and the broader S&P 500® Index[2] during the twelve-month period. The Fund’s underperformance relative to the S&P North American Technology Sector Index™ was due in part to its relative overweighting in smaller companies, which underperformed relative to more defensive large-cap companies. In addition, weakness in the semiconductor and components space detracted from relative performance.

•	RS Technology Fund seeks long-term capital growth by investing in innovative technology companies that we believe have greater earnings potential relative to market expectations.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan and a spring spike in oil prices contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. While the market managed to regain some ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Technology Fund (Class A Shares) returned -11.91% in the year ended December 31, 2011, compared with a -0.88% return by the S&P North American Technology Sector Index™ and a 2.11% return by the broader S&P 500® Index.

Portfolio Review

This year was marked by a significant shift in sentiment and a more pronounced aversion to risk, which broadly impacted the technology sector. Within this environment, the Fund remained focused on finding innovative companies across the market cap spectrum that we believe possess strong management teams, strong revenue growth and proprietary technology.

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RS TECHNOLOGY FUND

The Fund’s performance relative to the benchmark was hurt by an investment in Cree Inc. The LED lighting technology company experienced inventory building and price cutting, which resulted in an earnings disappointment. Despite this setback, we continue to hold the position and believe that price cutting may help to speed wider adoption of LED technology in the end-user market, which could ultimately benefit Cree, a low cost producer of high-end LEDs.

RealD Inc., a provider of patented, 3D cinema technology, was another detractor for the year. The adoption of 3D movie technology in the nation’s theaters has been proceeding at a slower than expected pace, and we opted to liquidate our investment in the company.

Relative performance was also hurt by our investment in healthcare technology company Illumina Inc., a leading provider of high-density genetic analysis and DNA sequencing technologies. The potential for federal government spending cuts created uncertainty for the company’s future research budgets, and in our view negatively affected the risk-to-reward profile for the stock. We exited the position.

A smaller cap investment in NetLogic Microsystems Inc., a supplier of communications semiconductors, benefited the Fund’s relative performance. The company was acquired in the third quarter by Broadcom Corp., a maker of telecommunications chips used in television set-top boxes, for a 57% premium over NetLogic’s market value.

Outlook

We believe that innovation across the market-cap spectrum will continue to drive new investment opportunities in the technology space. With technology themes such as consolidation, cloud computing, IT efficiency, cybersecurity, and social networking, we see expanding opportunities for technology companies. We believe that new products and applications continue to support strong top-line revenue growth, earnings performance, and market share gains for many technology companies.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS TECHNOLOGY FUND

Characteristics (unaudited)

Total Net Assets: $203,479,359

Top Ten Holdings[3]

Holding	% of Total Net Assets
Apple, Inc.	7.57%
QUALCOMM, Inc.	4.58%
Google, Inc., Class A	4.53%
Oracle Corp.	3.83%
OCZ Technology Group, Inc.	3.43%
EMC Corp.	3.16%
Silicon Graphics International Corp.	2.81%
Cree, Inc.	2.77%
Cisco Systems, Inc.	2.75%
Cognizant Technology Solutions Corp., Class A	2.58%
Total	38.01%

Sector Allocation[4]

1

The S&P North American Technology Sector IndexTM is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results for periods after August 29, 1996 assume the reinvestment of dividends paid on the stocks constituting the index; for periods through August 29, 1996, index returns do not reflect the reinvestment of dividends. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS TECHNOLOGY FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	-11.91%	28.10%	4.75%	4.38%	7.77%
with maximum sales charge	-16.10%	26.06%	3.74%	3.88%	7.45%
Class C Shares (5/2/07)
without sales charge	-12.56%	26.79%	—	—	2.68%
with sales charge	-13.39%	26.79%	—	—	2.68%
Class K Shares (1/19/07)	-12.46%	27.24%	—	—	4.50%
Class Y Shares (5/1/07)	-11.66%	28.52%	—	—	4.19%
S&P North American Technology Sector IndexTM 1	-0.88%	22.14%	3.84%	2.44%	6.81%	*
S&P 500® Index[2]	2.11%	14.11%	-0.25%	2.92%	6.67%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Technology Fund and in the S&P North American Technology Sector IndexTM and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/2/07), Class K shares (1/19/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2011: $11,311 (Class C), $12,433 (Class K), and $12,111 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS SMALL CAP EQUITY FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Small Cap Equity Fund Commentary

Highlights

•

In a volatile year for equity markets, economic uncertainty and investor unease weighed on the performance of small-cap shares as defined by the Russell 2000® Index[1], which underperformed the broader market as defined by the S&P 500® Index[2].

•

RS Small Cap Equity Fund slightly outperformed the benchmark Russell 2000® Growth Index[3], despite delivering negative returns for the twelve-month period ended December 31, 2011. Fund performance relative to the benchmark was supported by stock selection in the healthcare sector. Stock selection in the technology sector detracted from relative performance.

•

RS Small Cap Equity Fund seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to generate earnings growth that is higher than market expectations.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan and a spring spike in oil prices contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. As risk-averse investors sought refuge in larger cap, more defensive investments, shares of smaller companies suffered the largest declines. While equity markets regained some lost ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Small Cap Equity Fund (Class A Shares) declined 2.39% over the year ended December 31, 2011, but outperformed its benchmark, the Russell 2000® Growth Index, which declined 2.91%.

Portfolio Review

Several technology investments detracted from relative performance. These included Oclaro Inc., a supplier of optical components, which saw its near-term orders dampened by some inventory building in its distribution channel. We remain positive on

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RS SMALL CAP EQUITY FUND

Oclaro’s long-term prospects, given our view that data networking equipment and components will be in demand as companies build out data networks to accommodate the growing volumes of data traffic.

Inventory issues have also dampened recent returns within the LED lighting technology market, resulting in price cutting and weaker-than-expected performance for LED components manufacturer SemiLEDS Corp. Nonetheless, we continue to believe that SemiLEDS, as a low cost producer of LED lighting components, is well positioned to capitalize on the wider adoption of energy saving LED technology across the $20 billion general lighting market.

RealD Inc., a provider of patented, 3D movie theater technology, was another detractor. We opted to liquidate our investment in the stock on concerns over the slower-than-anticipated roll-out of 3D technology in movie theaters nationwide.

On a positive note, we benefited from our investment in Ulta Salon, Cosmetics & Fragrance Inc., a retailer of both high end and discount beauty supply brands that is capitalizing on its store expansion plans and customer strategy.

In the healthcare sector, our relative results were supported by our investment in Pharmasset Inc., a biotechnology company focused on developing next generation treatments for hepatitis C (HCV). Our interest in Pharmasset was affirmed in November when the company announced it would be acquired by Gilead Sciences for a substantial premium.

Outlook

While we are cautiously optimistic on prospects for the U.S. economy, we believe that external factors such as the European debt crisis remain risks for growth going forward. Nonetheless, we remain optimistic on prospects for our portfolio of small-cap stocks. We continue to believe that small-cap companies house some of the most compelling innovations. As long-term investors, we seek to look beyond short-term cyclical factors and strive to position the Fund to benefit from innovations and growth opportunities across a variety of industries. While the Fund is driven by fundamental research and stock selection, we will continue to evaluate the overall risk profile of the portfolio to seek to position it for a variety of market environments.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Small cap investing entails special risks. Small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

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RS SMALL CAP EQUITY FUND

Characteristics (unaudited)

Total Net Assets: $100,466,222

Top Ten Holdings[4]

Holding	% of Total Net Assets
Team Health Holdings, Inc.	2.08%
Old Dominion Freight Line, Inc.	1.71%
Rock-Tenn Co., Class A	1.66%
Under Armour, Inc., Class A	1.61%
HEICO Corp., Class A	1.61%
Wright Express Corp.	1.61%
j2 Global, Inc.	1.61%
Tractor Supply Co.	1.61%
Core Laboratories N.V.	1.58%
HMS Holdings Corp.	1.56%
Total	16.64%

Sector Allocation[5]

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS SMALL CAP EQUITY FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	-2.39%	19.54%	2.87%	6.44%	7.63%
with maximum sales charge	-7.00%	17.63%	1.87%	5.93%	7.27%
Class B Shares (5/6/97)
without sales charge	-3.40%	18.35%	1.86%	5.61%	6.87%
with sales charge	-6.30%	17.87%	1.71%	5.61%	6.87%
Class C Shares (8/7/00)
without sales charge	-3.34%	18.41%	1.94%	5.41%	2.53%
with sales charge	-4.31%	18.41%	1.94%	5.41%	2.53%
Class K Shares (5/15/01)	-2.78%	19.17%	2.51%	6.10%	5.52%
Class Y Shares (5/1/07)	-2.14%	19.72%	—	—	1.39%
Russell 2000® Growth Index[3]	-2.91%	19.00%	2.09%	4.48%	4.82%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Small Cap Equity Fund and in the Russell 2000® Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares and upon the inception of Class Y shares (5/1/07) would have the following values as of December 31, 2011: $17,270 (Class B), $16,940 (Class C), $18,071 (Class K), and $10,663 (Class Y). While Class B, Class C, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Park Avenue Small Cap Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures for certain Funds reflect expense limitations in effect during the periods shown; without such limitations, the performance shown for such Funds would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

28	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
RS Small Cap Growth Fund	Class A	$1,000.00	$861.70	$6.33	1.35%
	Class C	$1,000.00	$851.40	$16.80	3.60%
	Class K	$1,000.00	$858.80	$9.23	1.97%
	Class Y	$1,000.00	$862.80	$5.02	1.07%
RS Select Growth Fund	Class A	$1,000.00	$923.50	$6.55	1.35%
	Class C	$1,000.00	$917.90	$10.78	2.23%
	Class K	$1,000.00	$920.20	$9.58	1.98%
	Class Y	$1,000.00	$924.60	$5.09	1.05%

www.RSinvestments.com	29

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
RS Mid Cap Growth Fund	Class A	$1,000.00	$899.60	$7.18	1.50%
	Class C	$1,000.00	$894.90	$11.70	2.45%
	Class K	$1,000.00	$896.50	$9.61	2.01%
	Class Y	$1,000.00	$900.20	$6.18	1.29%
RS Growth Fund	Class A	$1,000.00	$929.70	$6.52	1.34%
	Class C	$1,000.00	$921.10	$14.96	3.09%
	Class K	$1,000.00	$926.50	$8.98	1.85%
	Class Y	$1,000.00	$930.10	$5.50	1.13%
RS Technology Fund	Class A	$1,000.00	$832.50	$7.58	1.64%
	Class C	$1,000.00	$829.50	$11.11	2.41%
	Class K	$1,000.00	$829.70	$10.52	2.28%
	Class Y	$1,000.00	$833.50	$6.19	1.34%
RS Small Cap Equity Fund	Class A	$1,000.00	$860.00	$5.67	1.21%
	Class B	$1,000.00	$855.10	$10.71	2.29%
	Class C	$1,000.00	$854.90	$10.61	2.27%
	Class K	$1,000.00	$858.10	$7.49	1.60%
	Class Y	$1,000.00	$860.90	$4.50	0.96%
Based on Hypothetical Return (5% Return Before Expenses)
RS Small Cap Growth Fund	Class A	$1,000.00	$1,018.40	$6.87	1.35%
	Class C	$1,000.00	$1,007.06	$18.21	3.60%
	Class K	$1,000.00	$1,015.27	$10.01	1.97%
	Class Y	$1,000.00	$1,019.81	$5.45	1.07%
RS Select Growth Fund	Class A	$1,000.00	$1,018.40	$6.87	1.35%
	Class C	$1,000.00	$1,013.96	$11.32	2.23%
	Class K	$1,000.00	$1,015.22	$10.06	1.98%
	Class Y	$1,000.00	$1,019.91	$5.35	1.05%
RS Mid Cap Growth Fund	Class A	$1,000.00	$1,017.64	$7.63	1.50%
	Class C	$1,000.00	$1,012.85	$12.43	2.45%
	Class K	$1,000.00	$1,015.07	$10.21	2.01%
	Class Y	$1,000.00	$1,018.70	$6.56	1.29%
RS Growth Fund	Class A	$1,000.00	$1,018.45	$6.82	1.34%
	Class C	$1,000.00	$1,009.63	$15.65	3.09%
	Class K	$1,000.00	$1,015.88	$9.40	1.85%
	Class Y	$1,000.00	$1,019.51	$5.75	1.13%
RS Technology Fund	Class A	$1,000.00	$1,016.94	$8.34	1.64%
	Class C	$1,000.00	$1,013.06	$12.23	2.41%
	Class K	$1,000.00	$1,013.71	$11.57	2.28%
	Class Y	$1,000.00	$1,018.45	$6.82	1.34%
RS Small Cap Equity Fund	Class A	$1,000.00	$1,019.11	$6.16	1.21%
	Class B	$1,000.00	$1,013.66	$11.62	2.29%
	Class C	$1,000.00	$1,013.76	$11.52	2.27%
	Class K	$1,000.00	$1,017.14	$8.13	1.60%
	Class Y	$1,000.00	$1,020.37	$4.89	0.96%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30	www.RSinvestments.com

Financial Information

Year Ended December 31, 2011

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2011	Shares	Value
Common Stocks – 96.5%
Advertising Agencies – 0.9%
MDC Partners, Inc., Class A	340,660	$4,605,723

		4,605,723
Aerospace – 1.5%
HEICO Corp., Class A	198,538	7,812,470

		7,812,470
Asset Management & Custodian – 0.8%
Financial Engines, Inc.(1)	181,042	4,042,668

		4,042,668
Auto Parts – 1.5%
LKQ Corp.(1)	247,320	7,439,386

		7,439,386
Back Office Support, HR and Consulting – 2.8%
Dice Holdings, Inc.(1)	547,975	4,542,713
Huron Consulting Group, Inc.(1)	123,180	4,771,993
ICF International, Inc.(1)	186,722	4,626,971

		13,941,677
Banks: Diversified – 1.0%
Signature Bank(1)	83,030	4,980,970

		4,980,970
Biotechnology – 7.3%
Aegerion Pharmaceuticals, Inc.(1)	243,320	4,073,177
Aveo Pharmaceuticals, Inc.(1)	282,106	4,852,223
Halozyme Therapeutics, Inc.(1)	622,150	5,916,647
Idenix Pharmaceuticals, Inc.(1)	333,950	2,486,258
Inhibitex, Inc.(1)	251,230	2,748,456
Medivation, Inc.(1)	143,950	6,637,534
Myriad Genetics, Inc.(1)	206,665	4,327,565
NPS Pharmaceuticals, Inc.(1)	857,470	5,650,727

		36,692,587
Chemicals: Specialty – 0.7%
Balchem Corp.	89,330	3,621,438

		3,621,438
Commercial Vehicles & Parts – 1.1%
Commercial Vehicle Group, Inc.(1)	613,186	5,543,201

		5,543,201
Communications Technology – 3.6%
Aruba Networks, Inc.(1)	129,900	2,405,748
NETGEAR, Inc.(1)	218,180	7,324,303
Oclaro, Inc.(1)	925,115	2,608,824

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2011	Shares	Value
Communications Technology (continued)
Riverbed Technology, Inc.(1)	255,480	$6,003,780

		18,342,655
Computer Services, Software & Systems – 10.9%
Aspen Technology, Inc.(1)	300,970	5,221,830
BroadSoft, Inc.(1)	150,430	4,542,986
CommVault Systems, Inc.(1)	91,450	3,906,744
comScore, Inc.(1)	270,436	5,733,243
Concur Technologies, Inc.(1)	135,570	6,885,600
Fortinet, Inc.(1)	316,918	6,911,982
Gartner, Inc.(1)	168,760	5,867,785
Informatica Corp.(1)	102,340	3,779,416
Ultimate Software Group, Inc.(1)	108,220	7,047,287
VeriFone Systems, Inc.(1)	140,441	4,988,464

		54,885,337
Consumer Lending – 1.2%
Portfolio Recovery Associates, Inc.(1)	93,760	6,330,675

		6,330,675
Consumer Services: Miscellaneous – 1.0%
Ancestry.com, Inc.(1)	218,900	5,025,944

		5,025,944
Containers & Packaging – 1.7%
Rock-Tenn Co., Class A	145,520	8,396,504

		8,396,504
Cosmetics – 0.8%
Elizabeth Arden, Inc.(1)	116,040	4,298,122

		4,298,122
Diversified Materials & Processing – 0.9%
Hexcel Corp.(1)	182,260	4,412,515

		4,412,515
Education Services – 1.1%
Grand Canyon Education, Inc.(1)	340,740	5,438,210

		5,438,210
Financial Data & Systems – 2.9%
Higher One Holdings, Inc.(1)	355,991	6,564,474
Wright Express Corp.(1)	149,338	8,106,067

		14,670,541
Foods – 1.9%
The Chefs’ Warehouse, Inc.(1)	251,602	4,493,612
Hain Celestial Group, Inc.(1)	140,070	5,134,966

		9,628,578

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2011	Shares	Value
Health Care Management Services – 1.3%
Catalyst Health Solutions, Inc.(1)	122,580	$6,374,160

		6,374,160
Health Care Services – 3.7%
HMS Holdings Corp.(1)	248,980	7,962,380
Team Health Holdings, Inc.(1)	476,151	10,508,653

		18,471,033
Insurance: Property-Casualty – 1.3%
AmTrust Financial Services, Inc.	276,903	6,576,446

		6,576,446
Machinery: Industrial – 1.3%
Gardner Denver, Inc.	84,080	6,479,205

		6,479,205
Machinery: Specialty – 1.3%
Graco, Inc.	163,960	6,704,324

		6,704,324
Medical & Dental Instruments & Supplies – 3.1%
ABIOMED, Inc.(1)	325,339	6,009,011
Align Technology, Inc.(1)	277,617	6,586,463
Endologix, Inc.(1)	250,730	2,878,381

		15,473,855
Medical Equipment – 3.2%
Cyberonics, Inc.(1)	146,168	4,896,628
Dexcom, Inc.(1)	519,571	4,837,206
Zoll Medical Corp.(1)	102,480	6,474,686

		16,208,520
Metal Fabricating – 1.4%
RBC Bearings, Inc.(1)	171,292	7,142,876

		7,142,876
Metals & Minerals: Diversified – 2.0%
Compass Minerals International, Inc.	99,570	6,855,394
Globe Specialty Metals, Inc.	260,930	3,493,853

		10,349,247
Oil Well Equipment & Services – 4.8%
CARBO Ceramics, Inc.	60,170	7,420,766
Core Laboratories N.V.	65,867	7,505,545
Dril-Quip, Inc.(1)	83,950	5,525,589
OYO Geospace Corp.(1)	50,669	3,918,234

		24,370,134

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

December 31, 2011	Shares	Value
Oil: Crude Producers – 3.3%
Berry Petroleum Co., Class A	123,220	$5,177,704
GeoResources, Inc.(1)	203,580	5,966,930
Rosetta Resources, Inc.(1)	132,640	5,769,840

		16,914,474
Pharmaceuticals – 1.5%
BioMarin Pharmaceutical, Inc.(1)	227,390	7,817,668

		7,817,668
Producer Durables: Miscellaneous – 1.5%
BE Aerospace, Inc.(1)	195,150	7,554,257

		7,554,257
Restaurants – 1.3%
BJ’s Restaurants, Inc.(1)	143,280	6,493,450

		6,493,450
Scientific Instruments: Control & Filter – 0.9%
Robbins & Myers, Inc.	90,527	4,395,086

		4,395,086
Scientific Instruments: Electrical – 0.6%
Thomas & Betts Corp.(1)	55,510	3,030,846

		3,030,846
Scientific Instruments: Pollution Control – 1.2%
Clean Harbors, Inc.(1)	95,890	6,111,070

		6,111,070
Securities Brokerage & Services – 1.3%
MarketAxess Holdings, Inc.	211,230	6,360,135

		6,360,135
Semiconductors & Components – 3.7%
Cree, Inc.(1)	221,340	4,878,334
Inphi Corp.(1)	648,327	7,753,991
Intermolecular, Inc.(1)	395,790	3,395,878
SemiLEDs Corp.(1)	845,079	2,881,719

		18,909,922
Specialty Retail – 5.8%
Express, Inc.(1)	322,990	6,440,421
Tractor Supply Co.	116,760	8,190,714
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	114,860	7,456,711
Vitamin Shoppe, Inc.(1)	182,140	7,263,743

		29,351,589

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH FUND

December 31, 2011	Shares	Value
Textiles, Apparel & Shoes – 3.7%
Crocs, Inc.(1)	345,270	$5,099,638
Deckers Outdoor Corp.(1)	47,680	3,603,178
Michael Kors Holdings Ltd.(1)	68,410	1,864,173
Under Armour, Inc., Class A(1)	114,290	8,204,879

		18,771,868
Truckers – 3.1%
Old Dominion Freight Line, Inc.(1)	214,580	8,696,927
Roadrunner Transportation Systems, Inc.(1)	508,260	7,181,714

		15,878,641
Utilities: Telecommunications – 1.6%
j2 Global, Inc.	289,802	8,155,028

		8,155,028
Total Common Stocks (Cost $416,586,625)		488,003,035

	Principal Amount	Value
Repurchase Agreements – 4.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $20,210,022, due 1/3/2012(2)	$20,210,000	20,210,000
Total Repurchase Agreements (Cost $20,210,000)		20,210,000
Total Investments - 100.5% (Cost $436,796,625)		508,213,035
Other Liabilities, Net - (0.5)%		(2,666,473)
Total Net Assets - 100.0%		$505,546,562

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.00%	11/15/2021	$20,614,331

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH FUND

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$488,003,035	$—	$—	$488,003,035

Repurchase Agreements	—	20,210,000	—	20,210,000

Total	$488,003,035	$20,210,000	$—	$508,213,035

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2011	Shares	Value
Common Stocks – 94.9%
Aerospace – 1.7%
HEICO Corp., Class A	46,482	$1,829,067

		1,829,067
Auto Parts – 2.1%
LKQ Corp.(1)	75,780	2,279,462

		2,279,462
Back Office Support, HR and Consulting – 5.5%
Dice Holdings, Inc.(1)	119,214	988,284
Huron Consulting Group, Inc.(1)	34,540	1,338,080
IHS, Inc., Class A(1)	18,100	1,559,496
Verisk Analytics, Inc., Class A(1)	54,050	2,169,026

		6,054,886
Banks: Diversified – 1.3%
SVB Financial Group(1)	31,220	1,488,882

		1,488,882
Biotechnology – 4.2%
Alexion Pharmaceuticals, Inc.(1)	47,320	3,383,380
Myriad Genetics, Inc.(1)	61,592	1,289,736

		4,673,116
Chemicals: Diversified – 1.1%
Rockwood Holdings, Inc.(1)	31,580	1,243,305

		1,243,305
Chemicals: Specialty – 1.0%
Balchem Corp.	27,500	1,114,850

		1,114,850
Communications Technology – 3.5%
Aruba Networks, Inc.(1)	28,110	520,597
NETGEAR, Inc.(1)	47,520	1,595,247
Riverbed Technology, Inc.(1)	74,000	1,739,000

		3,854,844
Computer Services, Software & Systems – 9.9%
Aspen Technology, Inc.(1)	63,300	1,098,255
CommVault Systems, Inc.(1)	19,550	835,176
Concur Technologies, Inc.(1)	33,530	1,702,989
Fortinet, Inc.(1)	84,659	1,846,413
Gartner, Inc.(1)	41,730	1,450,952
Ultimate Software Group, Inc.(1)	36,890	2,402,277
VeriFone Systems, Inc.(1)	44,018	1,563,519

		10,899,581

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

December 31, 2011	Shares	Value
Consumer Lending – 1.7%
Portfolio Recovery Associates, Inc.(1)	28,620	$1,932,422

		1,932,422
Containers & Packaging – 2.4%
Rock-Tenn Co., Class A	46,710	2,695,167

		2,695,167
Diversified Financial Services – 1.4%
LPL Investment Holdings, Inc.(1)	50,600	1,545,324

		1,545,324
Diversified Materials & Processing – 1.3%
Hexcel Corp.(1)	60,160	1,456,474

		1,456,474
Education Services – 1.1%
Grand Canyon Education, Inc.(1)	75,000	1,197,000

		1,197,000
Financial Data & Systems – 3.6%
Alliance Data Systems Corp.(1)	17,270	1,793,317
Wright Express Corp.(1)	39,448	2,141,237

		3,934,554
Health Care Facilities – 1.4%
Brookdale Senior Living, Inc.(1)	86,320	1,501,105

		1,501,105
Health Care Services – 2.2%
HMS Holdings Corp.(1)	76,390	2,442,952

		2,442,952
Machinery: Industrial – 1.9%
Gardner Denver, Inc.	26,570	2,047,484

		2,047,484
Machinery: Specialty – 2.0%
Graco, Inc.	53,310	2,179,846

		2,179,846
Medical & Dental Instruments & Supplies – 1.9%
Align Technology, Inc.(1)	89,370	2,120,303

		2,120,303
Medical Equipment – 2.4%
Cyberonics, Inc.(1)	43,617	1,461,169
Sirona Dental Systems, Inc.(1)	27,900	1,228,716

		2,689,885

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

December 31, 2011	Shares	Value
Metal Fabricating – 1.7%
RBC Bearings, Inc.(1)	44,836	$1,869,661

		1,869,661
Metals & Minerals: Diversified – 2.1%
Compass Minerals International, Inc.	33,220	2,287,197

		2,287,197
Oil Well Equipment & Services – 6.4%
CARBO Ceramics, Inc.	13,020	1,605,757
Core Laboratories N.V.	18,233	2,077,650
Dril-Quip, Inc.(1)	17,730	1,166,989
Oil States International, Inc.(1)	28,920	2,208,620

		7,059,016
Oil: Crude Producers – 2.5%
Berry Petroleum Co., Class A	29,980	1,259,760
Rosetta Resources, Inc.(1)	33,380	1,452,030

		2,711,790
Pharmaceuticals – 1.7%
Perrigo Co.	19,150	1,863,295

		1,863,295
Producer Durables: Miscellaneous – 2.1%
BE Aerospace, Inc.(1)	60,340	2,335,761

		2,335,761
Production Technology Equipment – 1.5%
Lam Research Corp.(1)	45,580	1,687,372

		1,687,372
Restaurants – 2.2%
Arcos Dorados Holdings, Inc., Class A	118,600	2,434,858

		2,434,858
Scientific Instruments: Electrical – 0.8%
Thomas & Betts Corp.(1)	15,620	852,852

		852,852
Scientific Instruments: Pollution Control – 1.1%
Clean Harbors, Inc.(1)	18,550	1,182,192

		1,182,192
Securities Brokerage & Services – 1.7%
MarketAxess Holdings, Inc.	62,500	1,881,875

		1,881,875
Semiconductors & Components – 1.0%
Cree, Inc.(1)	47,900	1,055,716

		1,055,716

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SELECT GROWTH FUND

December 31, 2011	Shares	Value
Specialty Retail – 6.5%
Tractor Supply Co.	40,880	$2,867,732
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	35,480	2,303,362
Vitamin Shoppe, Inc.(1)	48,380	1,929,394

		7,100,488
Textiles, Apparel & Shoes – 5.2%
Deckers Outdoor Corp.(1)	17,460	1,319,452
Guess?, Inc.	44,830	1,336,831
Michael Kors Holdings Ltd.(1)	14,770	402,482
Under Armour, Inc., Class A(1)	37,790	2,712,944

		5,771,709
Truckers – 2.4%
Old Dominion Freight Line, Inc.(1)	66,500	2,695,245

		2,695,245
Utilities: Telecommunications – 2.4%
j2 Global, Inc.	93,178	2,622,029

		2,622,029
Total Common Stocks (Cost $91,263,689)		104,591,565

	Principal Amount	Value
Repurchase Agreements – 4.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $4,809,005, due 1/3/2012(2)	$4,809,000	4,809,000
Total Repurchase Agreements (Cost $4,809,000)		4,809,000
Total Investments - 99.3% (Cost $96,072,689)		109,400,565
Other Assets, Net - 0.7%		748,953
Total Net Assets - 100.0%		$110,149,518

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.00%	11/15/2021	$4,909,619

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS SELECT GROWTH FUND

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$104,591,565	$—	$—	$104,591,565

Repurchase Agreements	—	4,809,000	—	4,809,000

Total	$104,591,565	$4,809,000	$—	$109,400,565

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2011	Shares	Value
Common Stocks – 97.5%
Asset Management & Custodian – 1.1%
Affiliated Managers Group, Inc.(1)	6,110	$586,254

		586,254
Auto Parts – 1.9%
LKQ Corp.(1)	35,390	1,064,531

		1,064,531
Back Office Support, HR and Consulting – 3.1%
IHS, Inc., Class A(1)	8,670	747,007
Verisk Analytics, Inc., Class A(1)	24,410	979,573

		1,726,580
Banks: Diversified – 1.0%
SVB Financial Group(1)	12,130	578,480

		578,480
Biotechnology – 5.4%
Alexion Pharmaceuticals, Inc.(1)	18,310	1,309,165
Pharmasset, Inc.(1)	8,660	1,110,212
Regeneron Pharmaceuticals, Inc.(1)	10,130	561,506

		2,980,883
Chemicals: Diversified – 5.8%
Ecolab, Inc.	23,290	1,346,395
FMC Corp.	14,115	1,214,454
Rockwood Holdings, Inc.(1)	15,730	619,290

		3,180,139
Communications Technology – 1.3%
Riverbed Technology, Inc.(1)	30,910	726,385

		726,385
Computer Services, Software & Systems – 6.9%
F5 Networks, Inc.(1)	3,830	406,440
Fortinet, Inc.(1)	43,325	944,918
Gartner, Inc.(1)	16,850	585,875
Intuit, Inc.	20,900	1,099,131
VeriFone Systems, Inc.(1)	21,720	771,494

		3,807,858
Computer Technology – 1.0%
SanDisk Corp.(1)	11,000	541,310

		541,310
Containers & Packaging – 1.3%
Rock-Tenn Co., Class A	12,430	717,211

		717,211

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2011	Shares	Value
Diversified Financial Services – 1.4%
LPL Investment Holdings, Inc.(1)	25,550	$780,297

		780,297
Diversified Retail – 2.3%
Nordstrom, Inc.	25,360	1,260,646

		1,260,646
Drug & Grocery Store Chains – 1.5%
Whole Foods Market, Inc.	12,150	845,397

		845,397
Financial Data & Systems – 3.6%
Alliance Data Systems Corp.(1)	8,650	898,216
Wright Express Corp.(1)	20,430	1,108,940

		2,007,156
Foods – 2.8%
McCormick & Co., Inc.	30,510	1,538,314

		1,538,314
Health Care Facilities – 1.2%
Brookdale Senior Living, Inc.(1)	38,760	674,036

		674,036
Health Care Services – 2.4%
Cerner Corp.(1)	21,560	1,320,550

		1,320,550
Hotel/Motel – 1.8%
Wynn Resorts Ltd.	8,890	982,256

		982,256
Leisure Time – 1.9%
Priceline.com, Inc.(1)	2,280	1,066,379

		1,066,379
Machinery: Industrial – 1.8%
Gardner Denver, Inc.	12,980	1,000,239

		1,000,239
Machinery: Specialty – 2.0%
Graco, Inc.	27,610	1,128,973

		1,128,973
Medical Equipment – 3.3%
Hologic, Inc.(1)	30,310	530,728
Intuitive Surgical, Inc.(1)	1,610	745,446
Sirona Dental Systems, Inc.(1)	12,080	532,004

		1,808,178

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

December 31, 2011	Shares	Value
Metal Fabricating – 1.2%
Precision Castparts Corp.	3,900	$642,681

		642,681
Metals & Minerals: Diversified – 2.0%
Compass Minerals International, Inc.	15,740	1,083,699

		1,083,699
Oil Well Equipment & Services – 5.6%
Cameron International Corp.(1)	17,400	855,906
Core Laboratories N.V.	9,587	1,092,439
Oil States International, Inc.(1)	14,800	1,130,276

		3,078,621
Oil: Crude Producers – 4.4%
Cabot Oil & Gas Corp.	7,040	534,336
Concho Resources, Inc.(1)	10,820	1,014,375
Southwestern Energy Co.(1)	28,120	898,153

		2,446,864
Pharmaceuticals – 1.6%
Perrigo Co.	9,250	900,025

		900,025
Producer Durables: Miscellaneous – 2.1%
BE Aerospace, Inc.(1)	29,440	1,139,622

		1,139,622
Production Technology Equipment – 1.9%
Lam Research Corp.(1)	27,990	1,036,190

		1,036,190
Restaurants – 4.5%
Arcos Dorados Holdings, Inc., Class A	51,290	1,052,984
Starbucks Corp.	31,220	1,436,432

		2,489,416
Scientific Instruments: Control & Filter – 1.6%
Roper Industries, Inc.	10,410	904,317

		904,317
Scientific Instruments: Electrical – 2.4%
AMETEK, Inc.	20,680	870,628
Thomas & Betts Corp.(1)	8,030	438,438

		1,309,066
Securities Brokerage & Services – 1.2%
IntercontinentalExchange, Inc.(1)	5,630	678,696

		678,696

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

SCHEDULE OF INVESTMENTS — RS MID CAP GROWTH FUND

December 31, 2011	Shares	Value
Semiconductors & Components – 3.0%
Avago Technologies Ltd.	25,620	$739,393
Cree, Inc.(1)	41,790	921,052

		1,660,445
Specialty Retail – 5.6%
Limited Brands, Inc.	23,210	936,524
Tractor Supply Co.	15,820	1,109,773
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	15,620	1,014,050

		3,060,347
Textiles, Apparel & Shoes – 3.3%
Coach, Inc.	16,540	1,009,602
Guess?, Inc.	21,010	626,518
Michael Kors Holdings Ltd.(1)	7,460	203,285

		1,839,405
Truckers – 2.3%
Old Dominion Freight Line, Inc.(1)	31,050	1,258,457

		1,258,457
Total Common Stocks (Cost $42,937,279)		53,849,903

	Principal Amount	Value
Repurchase Agreements – 3.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $1,875,002, due 1/3/2012(2)	$1,875,000	1,875,000
Total Repurchase Agreements (Cost $1,875,000)		1,875,000
Total Investments - 100.9% (Cost $44,812,279)		55,724,903
Other Liabilities, Net - (0.9)%		(517,717)
Total Net Assets - 100.0%		$55,207,186

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.00%	11/15/2021	$1,916,319

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MID CAP GROWTH FUND

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$53,849,903	$—	$—	$53,849,903

Repurchase Agreements	—	1,875,000	—	1,875,000

Total	$53,849,903	$1,875,000	$—	$55,724,903

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2011	Shares	Value
Common Stocks – 99.3%
Aerospace – 1.8%
The Boeing Co.	22,840	$1,675,314

		1,675,314
Asset Management & Custodian – 1.3%
Affiliated Managers Group, Inc.(1)	12,940	1,241,593

		1,241,593
Back Office Support, HR and Consulting – 3.6%
Accenture PLC, Class A	32,718	1,741,579
Verisk Analytics, Inc., Class A(1)	42,459	1,703,880

		3,445,459
Biotechnology – 4.3%
Alexion Pharmaceuticals, Inc.(1)	18,609	1,330,543
Baxter International, Inc.	31,987	1,582,717
Biogen Idec, Inc.(1)	10,780	1,186,339

		4,099,599
Chemicals: Diversified – 4.5%
Ecolab, Inc.	40,087	2,317,429
FMC Corp.	22,993	1,978,318

		4,295,747
Communications Technology – 3.3%
Cisco Systems, Inc.	77,550	1,402,104
QUALCOMM, Inc.	31,437	1,719,604

		3,121,708
Computer Services, Software & Systems – 10.4%
F5 Networks, Inc.(1)	6,630	703,576
Google, Inc., Class A(1)	5,940	3,836,646
Intuit, Inc.	27,080	1,424,137
Microsoft Corp.	67,220	1,745,031
Oracle Corp.	88,374	2,266,793

		9,976,183
Computer Technology – 10.6%
Apple, Inc.(1)	13,800	5,589,000
EMC Corp.(1)	84,210	1,813,884
International Business Machines Corp.	9,900	1,820,412
SanDisk Corp.(1)	19,020	935,974

		10,159,270
Copper – 1.2%
Freeport-McMoran Copper & Gold, Inc.	29,940	1,101,493

		1,101,493

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

December 31, 2011	Shares	Value
Diversified Manufacturing Operations – 2.0%
Danaher Corp.	40,381	$1,899,522

		1,899,522
Diversified Retail – 7.0%
Amazon.com, Inc.(1)	15,060	2,606,886
Costco Wholesale Corp.	22,578	1,881,199
Nordstrom, Inc.	43,475	2,161,142

		6,649,227
Drug & Grocery Store Chains – 1.7%
Whole Foods Market, Inc.	23,570	1,640,001

		1,640,001
Financial Data & Systems – 3.3%
Alliance Data Systems Corp.(1)	14,660	1,522,294
MasterCard, Inc., Class A	4,440	1,655,321

		3,177,615
Foods – 2.5%
McCormick & Co., Inc.	47,181	2,378,866

		2,378,866
Health Care Services – 3.3%
Cerner Corp.(1)	26,103	1,598,809
Medco Health Solutions, Inc.(1)	27,370	1,529,983

		3,128,792
Hotel/Motel – 0.8%
Wynn Resorts Ltd.	7,230	798,843

		798,843
Metal Fabricating – 1.1%
Precision Castparts Corp.	6,650	1,095,853

		1,095,853
Oil Well Equipment & Services – 1.6%
Cameron International Corp.(1)	30,274	1,489,178

		1,489,178
Oil: Crude Producers – 5.3%
Concho Resources, Inc.(1)	18,718	1,754,812
Occidental Petroleum Corp.	20,684	1,938,091
Southwestern Energy Co.(1)	43,404	1,386,324

		5,079,227
Oil: Integrated – 4.1%
Exxon Mobil Corp.	46,240	3,919,302

		3,919,302

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

SCHEDULE OF INVESTMENTS — RS GROWTH FUND

December 31, 2011	Shares	Value
Pharmaceuticals – 4.5%
Gilead Sciences, Inc.(1)	34,530	$1,413,313
Perrigo Co.	14,790	1,439,067
Shire PLC, ADR	14,070	1,461,873

		4,314,253
Restaurants – 4.5%
McDonald’s Corp.	19,650	1,971,484
Starbucks Corp.	51,482	2,368,687

		4,340,171
Scientific Instruments: Electrical – 1.8%
AMETEK, Inc.	41,956	1,766,348

		1,766,348
Semiconductors & Components – 3.2%
Avago Technologies Ltd.	52,481	1,514,602
Cree, Inc.(1)	69,562	1,533,146

		3,047,748
Specialty Retail – 1.9%
Limited Brands, Inc.	45,310	1,828,258

		1,828,258
Textiles, Apparel & Shoes – 3.6%
Coach, Inc.	33,086	2,019,570
NIKE, Inc., Class B	14,490	1,396,401

		3,415,971
Tobacco – 2.9%
Philip Morris International, Inc.	35,277	2,768,539

		2,768,539
Transportation Miscellaneous – 3.2%
United Parcel Service, Inc., Class B	42,161	3,085,764

		3,085,764
Total Common Stocks (Cost $76,359,537)		94,939,844

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GROWTH FUND

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 1.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $988,001, due 1/3/2012(2)	$988,000	$988,000
Total Repurchase Agreements (Cost $988,000)		988,000
Total Investments - 100.3% (Cost $77,347,537)		$95,927,844
Other Liabilities, Net - (0.3)%		(324,354)
Total Net Assets - 100.0%		$95,603,490

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.00%	11/15/2021	$1,011,250

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$94,939,844	$—	$—	$94,939,844

Repurchase Agreements	—	988,000	—	988,000

Total	$94,939,844	$988,000	$—	$95,927,844

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2011	Shares	Value
Common Stocks – 99.0%
Biotechnology – 0.7%
Aveo Pharmaceuticals, Inc.(1)	78,720	$1,353,984

		1,353,984
Communications Technology – 13.7%
Aruba Networks, Inc.(1)	115,930	2,147,024
Cisco Systems, Inc.	309,650	5,598,472
Finisar Corp.(1)	183,840	3,078,401
NETGEAR, Inc.(1)	85,191	2,859,862
QUALCOMM, Inc.	170,380	9,319,786
ShoreTel, Inc.(1)	406,020	2,590,407
Sonus Networks, Inc.(1)	989,620	2,375,088

		27,969,040
Computer Services, Software & Systems – 42.7%
Aspen Technology, Inc.(1)	155,590	2,699,486
BroadSoft, Inc.(1)	44,310	1,338,162
Citrix Systems, Inc.(1)	48,910	2,969,815
Cognizant Technology Solutions Corp., Class A(1)	81,600	5,247,696
CommVault Systems, Inc.(1)	38,830	1,658,818
comScore, Inc.(1)	115,048	2,439,018
Concur Technologies, Inc.(1)	74,110	3,764,047
Fortinet, Inc.(1)	224,253	4,890,958
Google, Inc., Class A(1)	14,260	9,210,534
Informatica Corp.(1)	43,750	1,615,688
Intuit, Inc.	85,130	4,476,987
MICROS Systems, Inc.(1)	75,210	3,503,282
Microsoft Corp.	192,630	5,000,675
Nuance Communications, Inc.(1)	105,100	2,644,316
Oracle Corp.	303,990	7,797,343
QLIK Technologies, Inc.(1)	104,880	2,538,096
RADWARE Ltd.(1)	108,210	3,165,142
Salesforce.com, Inc.(1)	20,410	2,070,799
Sourcefire, Inc.(1)	92,980	3,010,692
Taleo Corp., Class A(1)	102,250	3,956,052
Teradata Corp.(1)	39,740	1,927,787
Ultimate Software Group, Inc.(1)	29,080	1,893,690
VeriFone Systems, Inc.(1)	73,140	2,597,933
VMware, Inc., Class A(1)	39,820	3,312,626
Yahoo! Inc.(1)	202,210	3,261,647

		86,991,289

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TECHNOLOGY FUND

December 31, 2011	Shares	Value
Computer Technology – 20.2%
Apple, Inc.(1)	38,010	$15,394,050
EMC Corp.(1)	298,880	6,437,875
Fusion-io, Inc.(1)	130,000	3,146,000
OCZ Technology Group, Inc.(1)	1,056,990	6,986,704
SanDisk Corp.(1)	69,220	3,406,316
Silicon Graphics International Corp.(1)	498,100	5,708,226

		41,079,171
Consumer Services: Miscellaneous – 1.7%
eBay, Inc.(1)	113,310	3,436,692

		3,436,692
Diversified Retail – 2.1%
Amazon.com, Inc.(1)	24,550	4,249,605

		4,249,605
Leisure Time – 1.3%
HomeAway, Inc.(1)	32,150	747,488
Priceline.com, Inc.(1)	4,010	1,875,517

		2,623,005
Production Technology Equipment – 2.4%
Lam Research Corp.(1)	132,800	4,916,256

		4,916,256
Semiconductors & Components – 11.9%
Avago Technologies Ltd.	132,400	3,821,064
Broadcom Corp., Class A(1)	157,780	4,632,421
Cree, Inc.(1)	255,680	5,635,187
Hittite Microwave Corp.(1)	42,090	2,078,404
Inphi Corp.(1)	266,290	3,184,829
Intermolecular, Inc.(1)	249,600	2,141,568
O2Micro International Ltd., ADR(1)	264,642	1,055,922
SemiLEDs Corp.(1)	461,830	1,574,840

		24,124,235
Telecommunications Equipment – 0.6%
Ubiquiti Networks, Inc.(1)	67,640	1,233,077

		1,233,077
Utilities: Telecommunications – 1.7%
j2 Global, Inc.	124,257	3,496,592

		3,496,592
Total Common Stocks (Cost $178,743,929)		201,472,946

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS TECHNOLOGY FUND

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 1.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01,%, dated 12/30/2011, maturity value of $2,836,003, due 1/3/2012(2)	$2,836,000	$2,836,000
Total Repurchase Agreements (Cost $2,836,000)		2,836,000
Total Investments - 100.4% (Cost $181,579,929)		204,308,946
Other Liabilities, Net - (0.4)%		(829,587)
Total Net Assets - 100.0%		$203,479,359

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.375%	5/15/2040	$2,898,063

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$201,472,946	$—	$—	$201,472,946

Repurchase Agreements	—	2,836,000	—	2,836,000

Total	$201,472,946	$2,836,000	$—	$204,308,946

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2011	Shares	Value
Common Stocks – 97.0%
Aerospace – 1.6%
HEICO Corp., Class A	41,095	$1,617,088

		1,617,088
Asset Management & Custodian – 0.8%
Financial Engines, Inc.(1)	36,197	808,279

		808,279
Auto Parts – 1.5%
LKQ Corp.(1)	48,700	1,464,896

		1,464,896
Back Office Support, HR and Consulting – 3.9%
Dice Holdings, Inc.(1)	108,925	902,988
Huron Consulting Group, Inc.(1)	24,400	945,256
ICF International, Inc.(1)	39,500	978,810
Robert Half International, Inc.	37,600	1,070,096

		3,897,150
Banks: Diversified – 1.0%
Signature Bank(1)	16,600	995,834

		995,834
Biotechnology – 7.2%
Aegerion Pharmaceuticals, Inc.(1)	48,300	808,542
Aveo Pharmaceuticals, Inc.(1)	55,882	961,170
Halozyme Therapeutics, Inc.(1)	122,800	1,167,828
Idenix Pharmaceuticals, Inc.(1)	66,000	491,370
Inhibitex, Inc.(1)	49,400	540,436
Medivation, Inc.(1)	28,800	1,327,968
Myriad Genetics, Inc.(1)	40,937	857,221
NPS Pharmaceuticals, Inc.(1)	170,600	1,124,254

		7,278,789
Chemicals: Specialty – 0.7%
Balchem Corp.	18,300	741,882

		741,882
Commercial Vehicles & Parts – 1.1%
Commercial Vehicle Group, Inc.(1)	117,964	1,066,395

		1,066,395
Communications Technology – 3.6%
Aruba Networks, Inc.(1)	25,900	479,668
NETGEAR, Inc.(1)	43,300	1,453,581
Oclaro, Inc.(1)	178,756	504,092
Riverbed Technology, Inc.(1)	51,000	1,198,500

		3,635,841

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2011	Shares	Value
Computer Services, Software & Systems – 10.9%
Aspen Technology, Inc.(1)	59,900	$1,039,265
BroadSoft, Inc.(1)	30,000	906,000
CommVault Systems, Inc.(1)	18,300	781,776
comScore, Inc.(1)	53,174	1,127,289
Concur Technologies, Inc.(1)	27,100	1,376,409
Fortinet, Inc.(1)	63,359	1,381,860
Gartner, Inc.(1)	33,500	1,164,795
Informatica Corp.(1)	20,429	754,443
Ultimate Software Group, Inc.(1)	21,400	1,393,568
VeriFone Systems, Inc.(1)	27,812	987,882

		10,913,287
Consumer Lending – 1.3%
Portfolio Recovery Associates, Inc.(1)	18,816	1,270,456

		1,270,456
Consumer Services: Miscellaneous – 1.0%
Ancestry.com, Inc.(1)	43,400	996,464

		996,464
Containers & Packaging – 1.7%
Rock-Tenn Co., Class A	28,900	1,667,530

		1,667,530
Cosmetics – 0.9%
Elizabeth Arden, Inc.(1)	23,200	859,328

		859,328
Diversified Materials & Processing – 0.9%
Hexcel Corp.(1)	36,400	881,244

		881,244
Education Services – 1.1%
Grand Canyon Education, Inc.(1)	69,700	1,112,412

		1,112,412
Financial Data & Systems – 2.9%
Higher One Holdings, Inc.(1)	70,814	1,305,810
Wright Express Corp.(1)	29,766	1,615,699

		2,921,509
Foods – 1.9%
The Chefs’ Warehouse, Inc.(1)	50,057	894,018
Hain Celestial Group, Inc.(1)	28,700	1,052,142

		1,946,160
Health Care Management Services – 1.3%
Catalyst Health Solutions, Inc.(1)	24,300	1,263,600

		1,263,600

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2011	Shares	Value
Health Care Services – 3.6%
HMS Holdings Corp.(1)	49,100	$1,570,218
Team Health Holdings, Inc.(1)	94,547	2,086,652

		3,656,870
Insurance: Property-Casualty – 1.3%
AmTrust Financial Services, Inc.	55,336	1,314,230

		1,314,230
Machinery: Industrial – 1.3%
Gardner Denver, Inc.	17,200	1,325,432

		1,325,432
Machinery: Specialty – 1.3%
Graco, Inc.	32,700	1,337,103

		1,337,103
Medical & Dental Instruments & Supplies – 3.1%
ABIOMED, Inc.(1)	66,099	1,220,849
Align Technology, Inc.(1)	55,000	1,304,875
Endologix, Inc.(1)	49,800	571,704

		3,097,428
Medical Equipment – 3.2%
Cyberonics, Inc.(1)	29,001	971,533
Dexcom, Inc.(1)	103,203	960,820
Zoll Medical Corp.(1)	20,500	1,295,190

		3,227,543
Metal Fabricating – 1.5%
RBC Bearings, Inc.(1)	35,111	1,464,129

		1,464,129
Metals & Minerals: Diversified – 2.0%
Compass Minerals International, Inc.	19,800	1,363,230
Globe Specialty Metals, Inc.	52,200	698,958

		2,062,188
Oil Well Equipment & Services – 4.9%
CARBO Ceramics, Inc.	12,000	1,479,960
Core Laboratories N.V.	13,901	1,584,019
Dril-Quip, Inc.(1)	16,753	1,102,683
OYO Geospace Corp.(1)	10,167	786,214

		4,952,876
Oil: Crude Producers – 3.3%
Berry Petroleum Co., Class A	24,300	1,021,086
GeoResources, Inc.(1)	40,100	1,175,331
Rosetta Resources, Inc.(1)	26,100	1,135,350

		3,331,767

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS SMALL CAP EQUITY FUND

December 31, 2011	Shares	Value
Pharmaceuticals – 1.5%
BioMarin Pharmaceutical, Inc.(1)	44,955	$1,545,553

		1,545,553
Producer Durables: Miscellaneous – 1.5%
BE Aerospace, Inc.(1)	39,800	1,540,658

		1,540,658
Restaurants – 1.3%
BJ’s Restaurants, Inc.(1)	28,520	1,292,526

		1,292,526
Scientific Instruments: Control & Filter – 0.9%
Robbins & Myers, Inc.	18,099	878,706

		878,706
Scientific Instruments: Electrical – 0.6%
Thomas & Betts Corp.(1)	10,900	595,140

		595,140
Scientific Instruments: Pollution Control – 1.2%
Clean Harbors, Inc.(1)	19,100	1,217,243

		1,217,243
Securities Brokerage & Services – 1.3%
MarketAxess Holdings, Inc.	42,169	1,269,709

		1,269,709
Semiconductors & Components – 3.8%
Cree, Inc.(1)	44,200	974,168
Inphi Corp.(1)	129,117	1,544,239
Intermolecular, Inc.(1)	80,500	690,690
SemiLEDs Corp.(1)	175,068	596,982

		3,806,079
Specialty Retail – 5.8%
Express, Inc.(1)	63,700	1,270,178
Tractor Supply Co.	23,000	1,613,450
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	22,700	1,473,684
Vitamin Shoppe, Inc.(1)	36,100	1,439,668

		5,796,980
Textiles, Apparel & Shoes – 3.6%
Crocs, Inc.(1)	67,800	1,001,406
Deckers Outdoor Corp.(1)	9,800	740,586
Michael Kors Holdings Ltd.(1)	13,700	373,325
Under Armour, Inc., Class A(1)	22,600	1,622,454

		3,737,771

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP EQUITY FUND

December 31, 2011	Shares	Value
Truckers – 3.1%
Old Dominion Freight Line, Inc.(1)	42,300	$1,714,419
Roadrunner Transportation Systems, Inc.(1)	98,500	1,391,805

		3,106,224
Utilities: Telecommunications – 1.6%
j2 Global, Inc.	57,386	1,614,842

		1,614,842
Total Common Stocks (Cost $87,652,883)		97,509,141

	Principal Amount	Value
Repurchase Agreements – 3.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $3,683,004, due 1/3/2012(2)	$3,683,000	3,683,000
Total Repurchase Agreements (Cost $3,683,000)		3,683,000
Total Investments - 100.7% (Cost $91,335,883)		101,192,141
Other Liabilities, Net - (0.7)%		(725,919)
Total Net Assets - 100.0%		$100,466,222

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.00%	11/15/2021	$3,756,794

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$97,509,141	$—	$—	$97,509,141

Repurchase Agreements	—	3,683,000	—	3,683,000

Total	$97,509,141	$3,683,000	$—	$101,192,141

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2011	RS Small Cap Growth
Assets
Investments, at value	$508,213,035
Cash and cash equivalents	591
Receivable for investments sold	14,751,856
Receivable for fund shares subscribed	564,296
Dividends/interest receivable	41,825
Receivable for regulatory settlements	16,546

Total Assets	523,588,149

Liabilities
Payable for fund shares redeemed	15,450,248
Payable for investments purchased	2,006,359
Payable to adviser	352,240
Payable to distributor	31,682
Accrued trustees’ fees	5,288
Accrued expenses/other liabilities	195,770

Total Liabilities	18,041,587

Total Net Assets	$505,546,562

Net Assets Consist of:
Paid-in capital	$518,598,084
Accumulated undistributed net investment loss	(452,855)
Accumulated net realized loss from investments	(84,015,077)
Net unrealized appreciation on investments	71,416,410

Total Net Assets	$505,546,562

Investments, at Cost	$436,796,625

Pricing of Shares
Net Assets:
Class A	$452,050,395
Class B	—
Class C	1,327,748
Class K	968,366
Class Y	51,200,053
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	11,107,201
Class B	—
Class C	34,591
Class K	24,646
Class Y	1,237,352
Net Asset Value Per Share:
Class A	$40.70
Class B	—
Class C	38.38
Class K	39.29
Class Y	41.38
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$42.73

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$109,400,565	$55,724,903	$95,927,844	$204,308,946	$101,192,141
746	967	988	116	83
—	—	—	—	—
4,151,903	66,371	3,188	295,024	80,659
12,647	24,205	92,920	8,416	8,186
92,849	—	74,272	—	—

113,658,710	55,816,446	96,099,212	204,612,502	101,281,069

327,474	263,774	390,616	865,142	319,466
3,078,868	274,943	—	—	399,991
66,327	40,198	65,533	187,305	66,187
6,606	3,975	6,700	15,796	6,379
791	602	1,050	2,700	1,081
29,126	25,768	31,823	62,200	21,743

3,509,192	609,260	495,722	1,133,143	814,847

$110,149,518	$55,207,186	$95,603,490	$203,479,359	$100,466,222

$110,443,438	$133,941,629	$117,900,724	$181,188,183	$98,065,930
—	—	—	—	(94,332)
(13,621,796)	(89,647,067)	(40,877,541)	(437,841)	(7,361,634)
13,327,876	10,912,624	18,580,307	22,729,017	9,856,258

$110,149,518	$55,207,186	$95,603,490	$203,479,359	$100,466,222

$96,072,689	$44,812,279	$77,347,537	$181,579,929	$91,335,883

$90,222,739	$50,539,987	$92,825,169	$156,794,899	$55,180,328
—	—	—	—	1,355,502
2,253,394	1,178,232	529,222	15,977,519	1,522,717
169,798	803,710	741,338	997,607	9,717,699
17,503,587	2,685,257	1,507,761	29,709,334	32,689,976

2,930,260	4,442,056	7,888,770	9,482,596	3,551,033
—	—	—	—	108,346
76,349	109,004	47,253	1,015,289	122,496
5,794	73,045	63,954	62,516	660,871
564,193	232,692	127,223	1,766,075	2,103,577

$30.79	$11.38	$11.77	$16.54	$15.54
—	—	—	—	12.51
29.51	10.81	11.20	15.74	12.43
29.30	11.00	11.59	15.96	14.70
31.02	11.54	11.85	16.82	15.54
4.75%	4.75%	4.75%	4.75%	4.75%
$32.33	$11.94	$12.35	$17.36	$16.31

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2011	RS Small Cap Growth
Investment Income
Dividends	$1,352,154
Interest	1,979
Withholding taxes on foreign dividends	(43,609)

Total Investment Income	1,310,524

Expenses
Investment advisory fees	5,246,829
Distribution fees	1,244,707
Transfer agent fees	883,696
Shareholder reports	142,365
Registration fees	91,548
Custodian fees	70,875
Professional fees	70,816
Administrative service fees	69,936
Trustees’ fees	22,281
Insurance expense	15,607
Other expenses	12,671

Total Expenses	7,871,331

Less: Fee waiver by adviser	(567,996)
Less: Custody credits	(26)

Total Expenses, Net	7,303,309

Net Investment Loss	(5,992,785)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	51,008,569
Net change in unrealized appreciation/depreciation on investments	(63,188,013)

Net Gain/(Loss) on Investments	(12,179,444)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(18,172,229)

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth	RS Mid Cap Growth	RS Growth	RS Technology	RS Small Cap Equity

$232,790	$413,372	$997,539	$978,659	$255,737
280	176	95	1,854	346
(2,178)	(1,899)	(2,248)	(13,835)	(2,139)

230,892	411,649	995,386	966,678	253,944

806,518	515,085	827,794	3,033,997	850,794
192,203	158,912	262,663	789,461	308,996
123,316	87,307	133,621	473,135	111,813
27,682	16,744	28,106	87,083	17,279
59,670	60,659	59,322	101,248	74,500
22,180	23,313	23,728	56,427	43,020
36,180	35,142	36,498	52,649	35,750
9,811	7,695	13,114	39,032	14,345
3,088	2,420	4,129	13,401	4,539
2,152	1,818	3,179	8,170	3,281
1,922	1,637	2,629	10,440	2,494

1,284,722	910,732	1,394,783	4,665,043	1,466,811

(207,431)	—	—	—	(19,940)
—	(2)	(2)	(52)	(3)

1,077,291	910,730	1,394,781	4,664,991	1,446,868

(846,399)	(499,081)	(399,395)	(3,698,313)	(1,192,924)

6,211,235	6,699,125	6,615,582	8,098,647	14,550,541
(2,632,685)	(5,468,974)	(6,623,959)	(44,114,840)	(15,681,872)

3,578,550	1,230,151	(8,377)	(36,016,193)	(1,131,331)

$2,732,151	$731,070	$(407,772)	$(39,714,506)	$(2,324,255)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Small Cap Growth

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(5,992,785)	$(4,508,364)
Net realized gain from investments	51,008,569	76,757,237
Net change in unrealized appreciation/depreciation on investments	(63,188,013)	42,531,162

Net Increase/(Decrease) in Net Assets Resulting from Operations	(18,172,229)	114,780,035

Capital Share Transactions
Proceeds from sales of shares	178,501,928	143,895,585
Cost of shares redeemed	(193,504,187)	(150,608,227)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(15,002,259)	(6,712,642)

Increase from Regulatory Settlements	571,068	—

Net Increase/(Decrease) in Net Assets	(32,603,420)	108,067,393

Net Assets
Beginning of year	538,149,982	430,082,589

End of year	$505,546,562	$538,149,982

Accumulated Undistributed Net Investment Loss Included in Net Assets	$(452,855)	$—

Other Information:
Shares
Sold	4,069,698	4,070,360
Redeemed	(4,568,883)	(4,344,946)

Net Increase/(Decrease)	(499,185)	(274,586)

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Select Growth		RS Mid Cap Growth		RS Growth

For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/11	For the Year Ended 12/31/10

$(846,399)	$(620,888)	$(499,081)	$(371,046)	$(399,395)	$(361,390)
6,211,235	14,751,006	6,699,125	9,822,198	6,615,582	8,895,355

(2,632,685)	3,736,713	(5,468,974)	3,243,219	(6,623,959)	3,904,537

2,732,151	17,866,831	731,070	12,694,371	(407,772)	12,438,502

55,769,206	6,766,475	6,824,971	5,529,972	3,108,766	4,092,163
(22,088,063)	(15,161,810)	(13,174,138)	(18,186,897)	(14,922,613)	(20,192,615)

33,681,143	(8,395,335)	(6,349,167)	(12,656,925)	(11,813,847)	(16,100,452)

92,849	—	—	—	74,272	—

36,506,143	9,471,496	(5,618,097)	37,446	(12,147,347)	(3,661,950)

73,643,375	64,171,879	60,825,283	60,787,837	107,750,837	111,412,787

$110,149,518	$73,643,375	$55,207,186	$60,825,283	$95,603,490	$107,750,837

$—	$—	$—	$—	$—	$—

1,793,216	270,029	584,475	575,935	258,807	396,525
(735,506)	(638,481)	(1,133,777)	(1,923,921)	(1,228,779)	(1,937,107)

1,057,710	(368,452)	(549,302)	(1,347,986)	(969,972)	(1,540,582)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS Technology

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(3,698,313)	$(2,207,243)
Net realized gain from investments	8,098,647	27,864,305
Net change in unrealized appreciation/depreciation on investments	(44,114,840)	32,071,501

Net Increase/(Decrease) in Net Assets Resulting from Operations	(39,714,506)	57,728,563

Distributions to Shareholders
Net realized gain on investments
Class A	(6,958,131)	(9,192,050)
Class C	(732,822)	(195,312)
Class K	(49,027)	(35,265)
Class Y	(1,281,159)	(471,076)

Total Distributions	(9,021,139)	(9,893,703)

Capital Share Transactions
Proceeds from sales of shares	235,341,227	190,132,347
Reinvestment of distributions	7,534,939	7,880,185
Cost of shares redeemed	(293,416,719)	(117,327,693)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(50,540,553)	80,684,839

Increase from Regulatory Settlements	—	32,592

Net Increase/(Decrease) in Net Assets	(99,276,198)	128,552,291

Net Assets
Beginning of year	302,755,557	174,203,266

End of year	$203,479,359	$302,755,557

Other Information:
Shares
Sold	11,680,562	10,790,019
Reinvested	457,011	404,114
Redeemed	(15,262,328)	(7,448,194)

Net Increase/(Decrease)	(3,124,755)	3,745,939

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Small Cap Equity

For the Year Ended 12/31/11	For the Year Ended 12/31/10

$(1,192,924)	$(961,383)
14,550,541	20,874,872
(15,681,872)	4,572,576

(2,324,255)	24,486,065

—	—
—	—
—	—
—	—

—	—

62,490,021	15,124,442
—	—
(70,734,429)	(23,572,520)

(8,244,408)	(8,448,078)

124,955	—

(10,443,708)	16,037,987

110,909,930	94,871,943

$100,466,222	$110,909,930

3,744,938	1,115,209
—	—
(4,257,696)	(1,783,929)

(512,758)	(668,720)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Small Cap Growth Fund
Class A
Year Ended 12/31/11	$41.67	$(0.48)[3]	$(0.53)	$(1.01)	$—	$—	$—
Year Ended 12/31/10	32.63	(0.35)[3]	9.39	9.04	—	—	—
Year Ended 12/31/09	22.10	(0.33)	10.54	10.21	—	—	—
Year Ended 12/31/08	40.63	(0.48)	(18.05)	(18.53)	—	—	—
Year Ended 12/31/07	35.66	(0.53)	5.50	4.97	—	—	—

Class C
Year Ended 12/31/11	$39.97	$(1.12)[3]	$(0.51)	$(1.63)	$—	$—	$—
Year Ended 12/31/10	31.66	(0.73)[3]	9.04	8.31	—	—	—
Year Ended 12/31/09	21.74	(0.60)	10.20	9.60	—	—	—
Year Ended 12/31/08	40.56	(0.49)	(18.33)	(18.82)	—	—	—
Period From 9/6/07[5] to 12/31/07[6]	40.51	(0.09)	0.14	0.05	—	—	—

Class K
Year Ended 12/31/11	$40.47	$(0.71)[3]	$(0.51)	$(1.22)	$—	$—	$—
Year Ended 12/31/10	31.86	(0.53)[3]	9.14	8.61	—	—	—
Year Ended 12/31/09	21.76	(0.34)	10.12	9.78	—	—	—
Year Ended 12/31/08	40.36	(0.25)	(18.35)	(18.60)	—	—	—
Period From 1/22/07[5] to 12/31/07[6]	35.52	(0.35)	5.19	4.84	—	—	—

Class Y
Year Ended 12/31/11	$42.24	$(0.35)[3]	$(0.55)	$(0.90)	$—	$—	$—
Year Ended 12/31/10	32.93	(0.22)[3]	9.53	9.31	—	—	—
Year Ended 12/31/09	22.23	(0.32)	10.70	10.38	—	—	—
Year Ended 12/31/08	40.73	(0.25)	(18.25)	(18.50)	—	—	—
Period From 5/1/07[5] to 12/31/07[6]	37.61	(0.16)	3.28	3.12	—	—	—
See notes to Financial Highlights on page 81.

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$0.04	$40.70	(2.33)%	[4]	$452,050	1.35%	1.45%	(1.11)%	(1.21)%	105%
—	41.67	27.70%		497,638	1.35%	1.47%	(1.00)%	(1.12)%	120%
0.32	32.63	47.65%	[4]	415,040	1.59%	1.59%	(1.43)%	(1.43)%	142%
—	22.10	(45.61)%		251,233	1.49%	1.49%	(1.20)%	(1.20)%	159%
—	40.63	13.94%		563,068	1.47%	1.47%	(1.13)%	(1.13)%	120%

$0.04	$38.38	(3.98)%	[4]	$1,328	2.97%	3.07%	(2.73)%	(2.83)%	105%
—	39.97	26.25%		937	2.51%	2.63%	(2.14)%	(2.26)%	120%
0.32	31.66	45.63%	[4]	492	2.98%	2.98%	(2.82)%	(2.82)%	142%
—	21.74	(46.40)%		305	3.11%	3.11%	(2.85)%	(2.85)%	159%

—	40.56	0.12%		161	2.07%	2.07%	(1.69)%	(1.69)%	120%

$0.04	$39.29	(2.92)%	[4]	$969	1.94%	2.04%	(1.70)%	(1.80)%	105%
—	40.47	27.02%		931	1.89%	2.01%	(1.54)%	(1.66)%	120%
0.32	31.86	46.42%	[4]	639	2.44%	2.44%	(2.28)%	(2.28)%	142%
—	21.76	(46.09)%		212	2.40%	2.40%	(2.14)%	(2.14)%	159%

—	40.36	13.63%		64	2.36%	3.64%	(1.96)%	(3.24)%	120%

$0.04	$41.38	(2.04)%	[4]	$51,200	1.05%	1.15%	(0.81)%	(0.91)%	105%
—	42.24	28.27%		38,644	0.98%	1.10%	(0.60)%	(0.72)%	120%
0.32	32.93	48.13%	[4]	13,912	1.22%	1.22%	(1.05)%	(1.05)%	142%
—	22.23	(45.42)%		6,222	1.16%	1.16%	(0.87)%	(0.87)%	159%

—	40.73	8.30%		11,064	1.10%	1.11%	(0.67)%	(0.68)%	120%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period		Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Select Growth Fund
Class A
Year Ended 12/31/11	$29.24		$(0.33)[3]	$1.84	$1.51	$—	$—	$—
Year Ended 12/31/10	22.23		(0.24)[3]	7.25	7.01	—	—	—
Year Ended 12/31/09	15.08		(0.24)	7.36	7.12	—	—	—
Year Ended 12/31/08	27.43		(0.40)	(11.95)	(12.35)	—	—	—
Year Ended 12/31/07	24.13		(0.44)	3.74	3.30	—	—	—

Class C
Year Ended 12/31/11	$28.32		$(0.58)[3]	$1.73	$1.15	$—	$—	$—
Year Ended 12/31/10	21.77		(0.43)[3]	6.98	6.55	—	—	—
Year Ended 12/31/09	14.99		(0.16)	6.91	6.75	—	—	—
Year Ended 12/31/08	27.40		(0.24)	(12.17)	(12.41)	—	—	—
Period From 11/15/07[5] to 12/31/07[6]	27.76		(0.04)	(0.32)	(0.36)	—	—	—

Class K
Year Ended 12/31/11	$28.02		$(0.51)[3]	$1.75	$1.24	$—	$—	$—
Year Ended 12/31/10	21.47		(0.40)[3]	6.95	6.55	—	—	—
Year Ended 12/31/09	14.77		(0.40)	7.07	6.67	—	—	—
Year Ended 12/31/08	27.32		(0.40)	(12.15)	(12.55)	—	—	—
Period From 2/12/07[5] to 12/31/07[6]	24.77		(0.13)	2.68	2.55	—	—	—

Class Y
Year Ended 12/31/11	$29.37		$(0.22)[3]	$1.83	$1.61	$—	$—	$—
Year Ended 12/31/10	22.24	[7]	(0.14)[3]	7.27	7.13	—	—	—
Period From 5/1/09[5] to 12/31/09[6]	17.14		(0.09)	5.16	5.07	—	—	—

See notes to Financial Highlights on page 81.

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period		Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$0.04	$30.79		5.30%	[4]	$90,223	1.35%	1.61%	(1.07)%	(1.33)%	104%
—	29.24		31.53%		70,100	1.35%	1.66%	(0.98)%	(1.29)%	137%
0.03	22.23		47.41%	[4]	61,480	1.85%	1.86%	(1.25)%	(1.26)%	149%
—	15.08		(45.02)%		47,730	1.68%	1.69%	(1.31)%	(1.32)%	157%
—	27.43		13.68%		129,812	1.54%	1.55%	(1.14)%	(1.15)%	163%

$0.04	$29.51		4.20%	[4]	$2,253	2.26%	2.52%	(1.94)%	(2.20)%	104%
—	28.32		30.09%		223	2.23%	2.54%	(1.80)%	(2.11)%	137%
0.03	21.77		45.23%	[4]	78	2.38%	2.39%	(1.65)%	(1.66)%	149%
—	14.99		(45.29)%		109	2.34%	2.35%	(1.99)%	(2.00)%	157%

—	27.40		(1.30)%		2	2.14%	2.14%	(1.47)%	(1.47)%	163%

$0.04	$29.30		4.57%	[4]	$170	1.99%	2.25%	(1.72)%	(1.98)%	104%
—	28.02		30.51%		128	2.11%	2.42%	(1.73)%	(2.04)%	137%
0.03	21.47		45.36%	[4]	96	3.36%	3.37%	(2.71)%	(2.72)%	149%
—	14.77		(45.94)%		42	3.41%	3.69%	(3.06)%	(3.34)%	157%

—	27.32		10.29%		14	1.96%	13.29%	(1.53)%	(12.86)%	163%

$0.04	$31.02		5.62%	[4]	$17,504	1.04%	1.30%	(0.72)%	(0.98)%	104%
—	29.37		32.06%		3,192	0.97%	1.28%	(0.58)%	(0.89)%	137%

0.03	22.24	[7]	29.75%	[4]	2,518	1.41%	1.42%	(0.69)%	(0.70)%	149%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Mid Cap Growth Fund
Class A
Year Ended 12/31/11	$11.26	$(0.09)[3]	$0.21	$0.12	$—	$—	$—
Year Ended 12/31/10	9.00	(0.06)[3]	2.32	2.26	—	—	—
Year Ended 12/31/09	6.46	(0.06)	2.60	2.54	—	—	—
Year Ended 12/31/08	14.17	(0.13)	(7.32)	(7.45)	—	(0.26)	(0.26)
Year Ended 12/31/07	14.17	(0.12)	2.58	2.46	—	(2.46)	(2.46)

Class C
Year Ended 12/31/11	$10.79	$(0.19)[3]	$0.21	$0.02	$—	$—	$—
Year Ended 12/31/10	8.73	(0.16)[3]	2.22	2.06	—	—	—
Year Ended 12/31/09	6.36	(0.16)	2.53	2.37	—	—	—
Year Ended 12/31/08	14.05	(0.12)	(7.31)	(7.43)	—	(0.26)	(0.26)
Period From 5/21/07[5] to 12/31/07[6]	16.14	(0.08)	0.45	0.37	—	(2.46)	(2.46)

Class K
Year Ended 12/31/11	$10.94	$(0.15)[3]	$0.21	$0.06	$—	$—	$—
Year Ended 12/31/10	8.80	(0.11)[3]	2.25	2.14	—	—	—
Year Ended 12/31/09	6.37	(0.07)	2.50	2.43	—	—	—
Year Ended 12/31/08	14.08	(0.07)	(7.38)	(7.45)	—	(0.26)	(0.26)
Year Ended 12/31/07	14.16	(1.14)	3.52	2.38	—	(2.46)	(2.46)

Class Y
Year Ended 12/31/11	$11.39	$(0.07)[3]	$0.22	$0.15	$—	$—	$—
Year Ended 12/31/10	9.08	(0.03)[3]	2.34	2.31	—	—	—
Year Ended 12/31/09	6.50	(0.04)	2.62	2.58	—	—	—
Year Ended 12/31/08	14.21	(0.03)	(7.42)	(7.45)	—	(0.26)	(0.26)
Period From 5/1/07[5] to 12/31/07[6]	15.44	(0.06)	1.29	1.23	—	(2.46)	(2.46)

See notes to Financial Highlights on page 81.

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$11.38	1.07%	$50,540	1.48%	1.48%	(0.81)%	(0.81)%	85%
11.26	25.11%	56,677	1.49%	1.51%	(0.66)%	(0.68)%	125%
9.00	39.32%	58,218	1.46%	1.51%	(0.68)%	(0.73)%	144%
6.46	(52.50)%	89,584	1.29%	1.35%	(0.83)%	(0.89)%	281%
14.17	17.53%	288,956	1.34%	1.39%	(0.89)%	(0.94)%	262%

$10.81	0.19%	$1,178	2.41%	2.41%	(1.73)%	(1.73)%	85%
10.79	23.60%	786	2.71%	2.73%	(1.79)%	(1.81)%	125%
8.73	37.26%	496	2.83%	2.88%	(2.01)%	(2.06)%	144%
6.36	(52.80)%	450	2.02%	2.34%	(1.54)%	(1.86)%	281%

14.05	2.43%	484	3.13%	3.46%	(2.80)%	(3.13)%	262%

$11.00	0.55%	$804	2.00%	2.00%	(1.31)%	(1.31)%	85%
10.94	24.32%	854	2.08%	2.10%	(1.19)%	(1.21)%	125%
8.80	38.15%	615	2.23%	2.28%	(1.36)%	(1.41)%	144%
6.37	(52.83)%	288	2.10%	2.15%	(1.60)%	(1.65)%	281%
14.08	16.97%	138	2.04%	3.67%	(1.65)%	(3.28)%	262%

$11.54	1.32%	$2,685	1.24%	1.24%	(0.55)%	(0.55)%	85%
11.39	25.44%	2,508	1.16%	1.18%	(0.27)%	(0.29)%	125%
9.08	39.69%	1,459	1.21%	1.26%	(0.39)%	(0.44)%	144%
6.50	(52.35)%	998	1.00%	1.05%	(0.55)%	(0.60)%	281%

14.21	8.12%	3,560	1.03%	1.13%	(0.63)%	(0.73)%	262%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Growth Fund
Class A
Year Ended 12/31/11	$11.85	$(0.05)	$(0.04)	$(0.09)	$—	$—	$—
Year Ended 12/31/10	10.47	(0.04)	1.42	1.38	—	—	—
Year Ended 12/31/09	7.96	(0.01)	2.51	2.50	—	—	—
Year Ended 12/31/08	14.43	(0.03)	(6.28)	(6.31)	—	(0.16)	(0.16)
Year Ended 12/31/07	15.25	(0.04)	2.02	1.98	—	(2.80)	(2.80)

Class C
Year Ended 12/31/11	$11.44	$(0.15)	$(0.10)	$(0.25)	$—	$—	$—
Year Ended 12/31/10	10.23	(0.13)	1.34	1.21	—	—	—
Year Ended 12/31/09	7.91	(0.09)	2.40	2.31	—	—	—
Year Ended 12/31/08	14.38	(0.07)	(6.24)	(6.31)	—	(0.16)	(0.16)
Period From 6/29/07[5] to 12/31/07[6]	16.64	(0.03)	0.54	0.51	—	(2.77)	(2.77)

Class K
Year Ended 12/31/11	$11.73	$(0.21)	$0.06	$(0.15)	$—	$—	$—
Year Ended 12/31/10	10.43	(0.06)	1.36	1.30	—	—	—
Year Ended 12/31/09	7.98	(0.04)	2.48	2.44	—	—	—
Year Ended 12/31/08	14.50	(0.04)	(6.32)	(6.36)	—	(0.16)	(0.16)
Year Ended 12/31/07	15.25	(0.04)	1.95	1.91	—	(2.66)	(2.66)

Class Y
Year Ended 12/31/11	$11.91	$(0.02)	$(0.05)	$(0.07)	$—	$—	$—
Year Ended 12/31/10	10.49	(0.02)	1.44	1.42	—	—	—
Year Ended 12/31/09	7.98	(0.01)	2.51	2.50	—	—	—
Year Ended 12/31/08	14.41	0.02	(6.29)	(6.27)	—	(0.16)	(0.16)
Period From 5/1/07[5] to 12/31/07[6]	15.81	—	1.46	1.46	—	(2.86)	(2.86)

See notes to Financial Highlights on page 81.

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.01	$11.77	(0.68)%	[4]	$92,825	1.34%	1.34%	(0.38)%	(0.38)%	86%
—	11.85	13.18%		104,758	1.35%	1.35%	(0.35)%	(0.35)%	109%
0.01	10.47	31.53%	[4]	109,272	1.40%	1.40%	(0.10)%	(0.10)%	128%
—	7.96	(43.73)%		91,714	1.33%	1.33%	(0.28)%	(0.28)%	281%
—	14.43	13.10%		196,128	1.29%	1.29%	(0.26)%	(0.26)%	242%

$0.01	$11.20	(2.10)%	[4]	$529	2.81%	2.81%	(1.81)%	(1.81)%	86%
—	11.44	11.83%		475	2.51%	2.51%	(1.51)%	(1.51)%	109%
0.01	10.23	29.33%	[4]	375	3.06%	3.06%	(1.78)%	(1.78)%	128%
—	7.91	(43.88)%		198	1.89%	2.69%	(0.83)%	(1.63)%	281%

—	14.38	3.14%		268	2.17%	3.83%	(1.14)%	(2.80)%	242%

$0.01	$11.59	(1.19)%	[4]	$741	1.86%	1.86%	(0.91)%	(0.91)%	86%
—	11.73	12.46%		1,087	1.91%	1.91%	(0.92)%	(0.92)%	109%
0.01	10.43	30.70%	[4]	692	2.10%	2.10%	(0.81)%	(0.81)%	128%
—	7.98	(43.86)%		343	2.08%	2.08%	(0.98)%	(0.98)%	281%
—	14.50	12.63%		179	1.87%	3.01%	(0.88)%	(2.02)%	242%

$0.01	$11.85	(0.50)%	[4]	$1,508	1.11%	1.11%	(0.13)%	(0.13)%	86%
—	11.91	13.54%		1,431	1.03%	1.03%	(0.04)%	(0.04)%	109%
0.01	10.49	31.45%	[4]	1,074	1.45%	1.45%	(0.17)%	(0.17)%	128%
—	7.98	(43.51)%		823	1.05%	1.05%	(0.03)%	(0.03)%	281%

—	14.41	9.32%		3,139	0.99%	0.99%	0.02%	0.02%	242%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Technology Fund
Class A
Year Ended 12/31/11	$19.60	$(0.24)[3]	$(2.10)	$(2.34)	$—	$(0.72)
Year Ended 12/31/10	14.89	(0.20)[3]	5.58	5.38	—	(0.67)
Year Ended 12/31/09	8.50	(0.13)	6.52	6.39	—	—
Year Ended 12/31/08	17.53	(0.14)	(8.78)	(8.92)	(0.03)	(0.08)
Year Ended 12/31/07	15.88	(0.13)	3.64	3.51	—	(1.86)

Class C
Year Ended 12/31/11	$18.83	$(0.36)[3]	$(2.01)	$(2.37)	$—	$(0.72)
Year Ended 12/31/10	14.45	(0.33)[3]	5.38	5.05	—	(0.67)
Year Ended 12/31/09	8.37	(0.02)	6.10	6.08	—	—
Year Ended 12/31/08	17.39	(0.25)	(8.66)	(8.91)	(0.03)	(0.08)
Period From 5/2/07[5] to 12/31/07[6]	16.92	(0.12)	2.45	2.33	—	(1.86)

Class K
Year Ended 12/31/11	$19.06	$(0.35)[3]	$(2.03)	$(2.38)	$—	$(0.72)
Year Ended 12/31/10	14.59	(0.31)[3]	5.45	5.14	—	(0.67)
Year Ended 12/31/09	8.39	(0.21)	6.41	6.20	—	—
Year Ended 12/31/08	17.44	(0.09)	(8.85)	(8.94)	(0.03)	(0.08)
Period From 1/19/07[5] to 12/31/07[6]	15.59	(0.09)	3.80	3.71	—	(1.86)

Class Y
Year Ended 12/31/11	$19.86	$(0.18)[3]	$(2.14)	$(2.32)	$—	$(0.72)
Year Ended 12/31/10	15.04	(0.14)[3]	5.63	5.49	—	(0.67)
Year Ended 12/31/09	8.55	(0.17)	6.66	6.49	—	—
Year Ended 12/31/08	17.57	(0.05)	(8.86)	(8.91)	(0.03)	(0.08)
Period From 5/1/07[5] to 12/31/07[6]	16.79	(0.05)	2.69	2.64	—	(1.86)

See notes to Financial Highlights on page 81.

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$(0.72)	$16.54	(11.91)%	$156,795	1.53%	1.53%	(1.21)%	(1.21)%	121%
(0.67)	19.60	36.15%	278,856	1.52%	1.52%	(1.21)%	(1.21)%	117%
—	14.89	75.18%	170,830	1.60%	1.60%	(1.35)%	(1.35)%	128%
(0.11)	8.50	(50.90)%	58,414	1.68%	1.68%	(0.73)%	(0.73)%	115%
(1.86)	17.53	22.25%	161,788	1.51%	1.51%	(1.14)%	(1.14)%	134%

$(0.72)	$15.74	(12.56)%	$15,977	2.32%	2.32%	(1.99)%	(1.99)%	121%
(0.67)	18.83	34.97%	6,210	2.38%	2.38%	(2.02)%	(2.02)%	117%
—	14.45	72.64%	1,386	2.81%	2.81%	(2.60)%	(2.60)%	128%
(0.11)	8.37	(51.26)%	144	2.33%	2.88%	(1.32)%	(1.87)%	115%

(1.86)	17.39	13.90%	457	3.06%	3.30%	(2.65)%	(2.89)%	134%

$(0.72)	$15.96	(12.46)%	$998	2.16%	2.16%	(1.84)%	(1.84)%	121%
(0.67)	19.06	35.25%	1,016	2.18%	2.18%	(1.89)%	(1.89)%	117%
—	14.59	73.90%	415	2.47%	2.47%	(2.23)%	(2.23)%	128%
(0.11)	8.39	(51.28)%	159	2.52%	2.66%	(1.81)%	(1.95)%	115%

(1.86)	17.44	23.93%	70	2.55%	4.48%	(2.17)%	(4.10)%	134%

$(0.72)	$16.82	(11.66)%	$29,709	1.24%	1.24%	(0.91)%	(0.91)%	121%
(0.67)	19.86	36.52%	16,674	1.19%	1.19%	(0.81)%	(0.81)%	117%
—	15.04	75.91%	1,572	1.39%	1.39%	(1.15)%	(1.15)%	128%
(0.11)	8.55	(50.73)%	430	1.35%	1.35%	(0.41)%	(0.41)%	115%

(1.86)	17.57	15.86%	830	1.16%	1.25%	(0.77)%	(0.86)%	134%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital
RS Small Cap Equity Fund
Class A
Year Ended 12/31/11	$15.92	$(0.17)[3]	$(0.23)	$(0.40)	$—	$—	$—
Year Ended 12/31/10	12.44	(0.12)[3]	3.60	3.48	—	—	—
Year Ended 12/31/09	9.10	(0.07)	3.41	3.34	—	—	—
Year Ended 12/31/08	14.28	(0.04)	(5.06)	(5.10)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	17.90	0.06	0.75	0.81	(0.05)	(4.38)	—

Class B
Year Ended 12/31/11	$12.95	$(0.28)[3]	$(0.18)	$(0.46)	$—	$—	$—
Year Ended 12/31/10	10.22	(0.21)[3]	2.94	2.73	—	—	—
Year Ended 12/31/09	7.55	(0.53)	3.20	2.67	—	—	—
Year Ended 12/31/08	11.98	(0.33)	(4.02)	(4.35)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	15.80	(0.09)	0.65	0.56	—	(4.38)	—

Class C
Year Ended 12/31/11	$12.86	$(0.26)[3]	$(0.19)	$(0.45)	$—	$—	$—
Year Ended 12/31/10	10.14	(0.20)[3]	2.92	2.72	—	—	—
Year Ended 12/31/09	7.49	(1.87)	4.52	2.65	—	—	—
Year Ended 12/31/08	11.88	(0.10)	(4.21)	(4.31)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	15.68	(0.03)	0.61	0.58	—	(4.38)	—

Class K
Year Ended 12/31/11	$15.12	$(0.21)[3]	$(0.23)	$(0.44)	$—	$—	$—
Year Ended 12/31/10	11.85	(0.16)[3]	3.43	3.27	—	—	—
Year Ended 12/31/09	8.69	(0.20)	3.36	3.16	—	—	—
Year Ended 12/31/08	13.69	(0.07)	(4.85)	(4.92)	(0.01)	(0.05)	(0.02)
Year Ended 12/31/07	17.36	(0.01)	0.72	0.71	—	(4.38)	—

See notes to Financial Highlights on page 81.

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$0.02	$15.54	(2.39)%	[4]	$55,180	1.26%	1.26%	(1.05)%	(1.05)%	100%
—	—	15.92	27.97%		95,631	1.27%	1.36%	(0.92)%	(1.01)%	121%
—	—	12.44	36.70%		81,629	1.27%	1.40%	(0.74)%	(0.87)%	177%
(0.08)	—	9.10	(35.67)%		68,315	1.27%	1.29%	(0.33)%	(0.35)%	119%
(4.43)	—	14.28	4.84%		129,796	1.22%	1.22%	0.30%	0.30%	148%

$—	$0.02	$12.51	(3.40)%	[4]	$1,356	2.29%	2.29%	(2.07)%	(2.07)%	100%
—	—	12.95	26.71%		1,951	2.29%	2.29%	(1.96)%	(1.96)%	121%
—	—	10.22	35.36%		2,086	2.29%	2.29%	(1.71)%	(1.71)%	177%
(0.08)	—	7.55	(36.26)%		2,484	2.30%	2.30%	(1.38)%	(1.38)%	119%
(4.38)	—	11.98	3.84%		5,992	2.12%	2.12%	(0.61)%	(0.61)%	148%

$—	$0.02	$12.43	(3.34)%	[4]	$1,523	2.19%	2.19%	(1.97)%	(1.97)%	100%
—	—	12.86	26.82%		1,804	2.19%	2.19%	(1.84)%	(1.84)%	121%
—	—	10.14	35.38%		1,529	2.10%	2.10%	(1.58)%	(1.58)%	177%
(0.08)	—	7.49	(36.23)%		7,081	2.07%	2.07%	(1.11)%	(1.11)%	119%
(4.38)	—	11.88	4.00%		10,966	1.98%	1.98%	(0.46)%	(0.46)%	148%

$—	$0.02	$14.70	(2.78)%	[4]	$9,717	1.60%	1.78%	(1.38)%	(1.56)%	100%
—	—	15.12	27.59%		11,020	1.60%	1.76%	(1.25)%	(1.41)%	121%
—	—	11.85	36.36%		9,168	1.60%	1.82%	(1.09)%	(1.31)%	177%
(0.08)	—	8.69	(35.90)%		10,865	1.60%	1.69%	(0.64)%	(0.73)%	119%
(4.38)	—	13.69	4.36%		16,639	1.60%	1.72%	(0.07)%	(0.19)%	148%

See notes to Financial Highlights on page 81.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

FINANCIAL INFORMATION

Financial Highlights (continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital
RS Small Cap Equity Fund — (continued)
Class Y
Year Ended 12/31/11	$15.88	$(0.11)[3]	$(0.25)	$(0.36)	$—	$—	$—
Year Ended 12/31/10	12.40	(0.12)[3]	3.60	3.48	—	—	—
Year Ended 12/31/09	9.06	(0.10)	3.44	3.34	—	—	—
Year Ended 12/31/08	14.18	— [8]	(5.04)	(5.04)	(0.01)	(0.05)	(0.02)
Period From 5/1/07[5] to 12/31/07[6]	19.44	0.12	(0.88)	(0.76)	(0.12)	(4.38)	—

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$0.02	$15.54	(2.14)%	[4]	$32,690	0.96%	0.96%	(0.68)%	(0.68)%	100%
—	—	15.88	28.06%		504	1.29%	1.29%	(0.91)%	(0.91)%	121%
—	—	12.40	36.87%		460	1.24%	1.24%	(0.84)%	(0.84)%	177%
(0.08)	—	9.06	(35.50)%		193	1.02%	1.02%	(0.02)%	(0.02)%	119%

(4.50)	—	14.18	(3.61)%		162	1.00%	1.01%	3.29%	3.28%	148%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

[4]

Without the effect of the income from the regulatory settlements, the total returns would have been for RS Small Cap Growth Fund for 2011 (2.44)%, (4.07)%, (3.02)%, and (2.18)%; for 2009 46.38%, 44.39%, 45.40%, and 47.10% for Class A, Class C, Class K and Class Y, respectively; for RS Select Growth Fund for 2011 5.21%, 4.14%, 4.49%, 5.55%; for 2009 47.15%, 45.23%, 45.16% and 29.58% for Class A, Class C, Class K and Class Y, respectively; for RS Growth Fund for 2011 (0.78)%, (2.18)%, (1.27)% and (0.57)%, for 2009 31.53%, 29.20%, 30.58% and 31.45% for Class A, Class C, Class K and Class Y, respectively; for RS Small Cap Equity Fund (2.51)%, (3.51)%, (3.46)%, (2.87)%, (2.26)% for Class A, Class B, Class C, Class K and Class Y, respectively.

[5]	Inception date.

[6]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[7]	The NAV, as presented, has been adjusted from the NAV, as reported on December 31, 2009, due to a reprocessing of shareholder transactions.

[8]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2011

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to six series offered by the Trust: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Funds offer Class A, C, K and Y shares. RS Small Cap Equity Fund also offers Class B shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

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Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Funds’ current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3

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NOTES TO FINANCIAL STATEMENTS

securities on a gross basis. For the year ended December 31, 2011, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

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NOTES TO FINANCIAL STATEMENTS

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Funds’ expenses.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net

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NOTES TO FINANCIAL STATEMENTS

realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.80%
RS Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012. The terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Small Cap Growth Fund, Class A	1.35%
RS Select Growth Fund, Class A	1.35%
RS Mid Cap Growth Fund, Class A	1.49%
RS Growth Fund, Class A	1.49%

Additionally, RS Investments has agreed, through April 30, 2012, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

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Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012, an expense limitation has been imposed to limit RS Small Cap Equity Fund’s total annual fund operating expenses to the following rates:

RS Small Cap Equity Fund	Expense Limitation
Class A*	1.35%
Class B	2.41%
Class C	2.22%
Class K	1.60%
Class Y	N/A
*	The expense limitation in effect from January 1, 2011 through April 30, 2011 was 1.27%.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2011, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Small Cap Growth Fund	Class A	0.25%	$1,224,339
	Class C	1.00%	13,658
	Class K	0.65%	6,710
	Class Y	0.00%	—
RS Select Growth Fund	Class A	0.25%	$183,859
	Class C	1.00%	7,437
	Class K	0.65%	907
	Class Y	0.00%	—
RS Mid Cap Growth Fund	Class A	0.25%	$138,823
	Class C	1.00%	13,611
	Class K	0.65%	6,478
	Class Y	0.00%	—
RS Growth Fund	Class A	0.25%	$251,097
	Class C	1.00%	4,672
	Class K	0.65%	6,894
	Class Y	0.00%	—

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NOTES TO FINANCIAL STATEMENTS

Fund		Annual Rate	Distribution Fees
RS Technology Fund	Class A	0.25%	$627,207
	Class C	1.00%	154,903
	Class K	0.65%	7,351
	Class Y	0.00%	—
RS Small Cap Equity Fund	Class A	0.25%	$202,033
	Class B	1.00%	17,924
	Class C	1.00%	17,609
	Class K	0.65%	71,430
	Class Y	0.00%	—
RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2011, PAS informed the Trust it received $2,261,011 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Small Cap Growth Fund	$6,542
RS Select Growth Fund	15,602
RS Mid Cap Growth Fund	4,138
RS Growth Fund	2,394
RS Technology Fund	64,634
RS Small Cap Equity Fund	1,071

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GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2011, GIS received CDSL charges as follows:

Fund	CDSL
RS Small Cap Growth Fund	$712
RS Select Growth Fund	36
RS Mid Cap Growth Fund	281
RS Growth Fund	48
RS Technology Fund	12,925
RS Small Cap Equity Fund	1,212

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010, was as follows:

	Long-Term Capital Gains
Fund	2011	2010
RS Technology Fund	$9,021,139	$9,893,703

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Small Cap Growth Fund	$3,679,924	$5,539,930	$(9,219,854)
RS Select Growth Fund	(846,399)	846,399	—
RS Mid Cap Growth Fund	(541,695)	499,081	42,614
RS Growth Fund	(408,693)	399,395	9,298
RS Technology Fund	(3,898,823)	3,698,313	200,510
RS Small Cap Equity Fund	(867,758)	1,098,592	(230,834)

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NOTES TO FINANCIAL STATEMENTS

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Fund	Undistributed Long-Term Capital Gains
RS Technology Fund	$3,125,925

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Small Cap Growth Fund	$58,649,174
RS Select Growth Fund	6,919,278
RS Mid Cap Growth Fund	6,519,981
RS Growth Fund	7,041,999
RS Small Cap Equity Fund	17,270,675

See the chart below for capital loss carryovers available to the Funds at December 31, 2011.

	Expiring
Fund	2016	2017	Total
RS Small Cap Growth Fund	$31,133,163	$40,815,445	$71,948,608
RS Select Growth Fund	4,710,335	7,418,723	12,129,058
RS Mid Cap Growth Fund	42,146,882	46,802,596	88,949,478
RS Growth Fund	13,836,769	25,594,363	39,431,132
RS Technology Fund	—	—	—
RS Small Cap Equity Fund	4,019,079	—	4,019,079

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In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Small Cap Growth Fund	$5,389,010
RS Select Growth Fund	—
RS Mid Cap Growth Fund	231,003
RS Small Cap Equity Fund	2,252,910

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Small Cap Growth Fund	$443,926,936	$64,286,099	$93,885,717	$(29,599,618)
RS Select Growth Fund	97,565,428	11,835,137	13,982,513	(2,147,376)
RS Mid Cap Growth Fund	45,278,865	10,446,038	12,580,786	(2,134,748)
RS Growth Fund	78,793,947	17,133,897	18,993,275	(1,859,378)
RS Technology Fund	185,143,694	19,165,252	30,761,648	(11,596,396)
RS Small Cap Equity Fund	92,519,862	8,672,279	14,565,301	(5,893,022)

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NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Small Cap Growth Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,799,043	$121,748,390	3,311,832	$116,325,261
Shares redeemed	(3,633,502)	(154,843,875)	(4,089,726)	(141,512,887)

Net decrease	(834,459)	$(33,095,485)	(777,894)	$(25,187,626)

Class C
Shares sold	32,691	$1,345,102	10,867	$375,804
Shares redeemed	(21,550)	(840,003)	(2,962)	(96,127)

Net increase	11,141	$505,099	7,905	$279,677

Class K
Shares sold	11,232	$471,802	11,538	$379,197
Shares redeemed	(9,579)	(384,043)	(8,575)	(307,718)

Net increase	1,653	$87,759	2,963	$71,479

Class Y
Shares sold	1,226,732	$54,936,634	736,123	$26,815,323
Shares redeemed	(904,252)	(37,436,266)	(243,683)	(8,691,495)

Net increase	322,480	$17,500,368	492,440	$18,123,828

RS Select Growth Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,182,873	$36,994,156	165,833	$4,152,753
Shares redeemed	(650,352)	(19,494,056)	(534,128)	(12,771,111)

Net increase/(decrease)	532,521	$17,500,100	(368,295)	$(8,618,358)

Class C
Shares sold	73,096	$2,144,740	5,373	$123,272
Shares redeemed	(4,620)	(136,896)	(1,094)	(23,433)

Net increase	68,476	$2,007,844	4,279	$99,839

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RS Select Growth Fund — continued

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	4,826	$139,385	1,699	$38,378
Shares redeemed	(3,598)	(110,348)	(1,617)	(35,613)

Net increase	1,228	$29,037	82	$2,765

Class Y
Shares sold	532,421	$16,490,925	97,124	$2,452,072
Shares redeemed	(76,936)	(2,346,763)	(101,642)	(2,331,653)

Net increase/(decrease)	455,485	$14,144,162	(4,518)	$120,419

RS Mid Cap Growth Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	387,613	$4,561,384	380,730	$3,646,124
Shares redeemed	(980,485)	(11,454,503)	(1,812,531)	(17,176,794)

Net decrease	(592,872)	$(6,893,119)	(1,431,801)	$(13,530,670)

Class C
Shares sold	106,841	$1,191,461	40,701	$406,667
Shares redeemed	(70,683)	(759,356)	(24,643)	(224,727)

Net increase	36,158	$432,105	16,058	$181,940

Class K
Shares sold	30,239	$345,877	26,726	$248,461
Shares redeemed	(35,263)	(399,466)	(18,503)	(168,052)

Net increase/(decrease)	(5,024)	$(53,589)	8,223	$80,409

Class Y
Shares sold	59,782	$726,249	127,778	$1,228,720
Shares redeemed	(47,346)	(560,813)	(68,244)	(617,324)

Net increase	12,436	$165,436	59,534	$611,396

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Growth Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	184,100	$2,228,545	296,353	$3,027,862
Shares redeemed	(1,138,154)	(13,848,753)	(1,885,988)	(19,657,101)

Net decrease	(954,054)	$(11,620,208)	(1,589,635)	$(16,629,239)

Class C
Shares sold	20,225	$233,428	13,265	$136,629
Shares redeemed	(14,503)	(168,973)	(8,343)	(85,853)

Net increase	5,722	$64,455	4,922	$50,776

Class K
Shares sold	31,615	$371,894	44,091	$461,354
Shares redeemed	(60,304)	(713,576)	(17,839)	(184,646)

Net increase/(decrease)	(28,689)	$(341,682)	26,252	$276,708

Class Y
Shares sold	22,867	$274,899	42,816	$466,318
Shares redeemed	(15,818)	(191,311)	(24,937)	(265,015)

Net increase	7,049	$83,588	17,879	$201,303

RS Technology Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,480,502	$171,392,793	9,641,835	$170,022,465
Shares reinvested	381,102	6,292,002	381,878	7,446,613
Shares redeemed	(13,607,750)	(263,016,000)	(7,271,331)	(114,454,767)

Net increase/(decrease)	(4,746,146)	$(85,331,205)	2,752,382	$63,014,311

Class C
Shares sold	909,130	$17,792,828	289,747	$4,896,166
Shares reinvested	27,456	431,614	4,303	80,687
Shares redeemed	(251,035)	(4,400,055)	(60,243)	(981,976)

Net increase	685,551	$13,824,387	233,807	$3,994,877

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RS Technology Fund — continued

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	31,295	$574,519	38,289	$593,118
Shares reinvested	3,077	49,027	1,859	35,265
Shares redeemed	(25,163)	(449,244)	(15,310)	(249,518)

Net increase	9,209	$174,302	24,838	$378,865

Class Y
Shares sold	2,259,635	$45,581,087	820,148	$14,620,598
Shares reinvested	45,376	762,296	16,074	317,620
Shares redeemed	(1,378,380)	(25,551,420)	(101,310)	(1,641,432)

Net increase	926,631	$20,791,963	734,912	$13,296,786

RS Small Cap Equity Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,060,358	$17,932,551	1,004,922	$13,686,736
Shares redeemed	(3,516,679)	(59,209,549)	(1,559,776)	(20,903,566)

Net decrease	(2,456,321)	$(41,276,998)	(554,854)	$(7,216,830)

Class B
Shares sold	3,172	$43,114	3,107	$33,578
Shares redeemed	(45,507)	(591,688)	(56,509)	(604,151)

Net decrease	(42,335)	$(548,574)	(53,402)	$(570,573)

Class C
Shares sold	1,307	$17,718	2,868	$33,628
Shares redeemed	(19,111)	(243,305)	(13,357)	(142,745)

Net decrease	(17,804)	$(225,587)	(10,489)	$(109,117)

Class K
Shares sold	56,584	$867,440	75,998	$970,544
Shares redeemed	(124,712)	(1,926,073)	(120,644)	(1,516,785)

Net decrease	(68,128)	$(1,058,633)	(44,646)	$(546,241)

Class Y
Shares sold	2,623,517	$43,629,198	28,314	$399,956
Shares redeemed	(551,687)	(8,763,814)	(33,643)	(405,273)

Net increase/(decrease)	2,071,830	$34,865,384	(5,329)	$(5,317)

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NOTES TO FINANCIAL STATEMENTS

b. Shareholder Concentration As of December 31, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Small Cap Growth Fund	2	36.34%
RS Select Growth Fund	2	28.66%
RS Mid Cap Growth Fund	1	19.80%
RS Growth Fund	1	16.17%
RS Technology Fund	2	23.23%
RS Small Cap Equity Fund	3	54.04%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2011, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Small Cap Growth Fund	$568,226,309	$584,699,386
RS Select Growth Fund	111,652,800	83,156,809
RS Mid Cap Growth Fund	50,611,252	57,875,469
RS Growth Fund	88,139,336	99,489,297
RS Technology Fund	345,554,647	397,200,441
RS Small Cap Equity Fund	111,707,397	120,551,739

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest

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accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. Each Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Funds which borrowed from the facility were as follows:

Fund	Amount Outstanding at 12/31/11	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Select Growth Fund	$—	$4,260	1	1.49%
RS Mid Cap Growth Fund	—	143,478	3	1.42%
RS Growth Fund	—	31,435	4	1.47%
RS Technology Fund	—	13,184,504	8	1.40%
RS Small Cap Equity Fund	—	615,127	2	1.39%
*	For the year ended December 31, 2011, based on the number of days borrowings were outstanding.

Note 7 Regulatory Settlements

During the year ended December 31, 2011, the Funds received payments relating to certain regulatory settlements which were distributed at the direction of the Securities and Exchange Commission. These payments were as follows:

Fund	Amount
RS Small Cap Growth Fund	$571,068
RS Select Growth Fund	92,849
RS Growth Fund	74,272
RS Small Cap Equity Fund	124,955

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NOTES TO FINANCIAL STATEMENTS

These payments are included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and resulted in a more than $0.01 per share net asset value impact as well as a more than 0.01% performance impact to the total return for the year ended December 31, 2011.

Note 8 Review for Subsequent Events

Effective on or about February 17, 2012 (the “Conversion Date”), each outstanding Class B share of RS Small Cap Equity Fund will automatically convert to a number of full and/or fractional Class A shares of the same Fund with a net asset value equal to the net asset value of such Class B share as of the close of business on the Conversion Date. The conversion will be effected without the imposition of front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Date as a result of the conversion. Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no other events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 10 New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report Of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Fund

RS Select Growth Fund

RS Mid Cap Growth Fund

RS Growth Fund

RS Technology Fund

RS Small Cap Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund and RS Small Cap Equity Fund (six of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable

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SUPPLEMENTAL INFORMATION (UNAUDITED)

basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

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The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’

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general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

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After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None

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Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

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++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

EB 015097 (12/11)

2011 Annual Report

All data as of December 31, 2011

RS Core Growth Funds

Class A, C, K, and Y Shares

•	RS Capital Appreciation Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

On behalf of my RS colleagues, I want to express my gratitude for your confidence, support, and most of all, your business. We recognize that the climate for long-term investors over the last several years has been challenging and fully appreciate the trust you have placed in RS Investments to help you achieve your financial goals.

Please allow me to introduce myself. My name is Matt Scanlan and I have been fortunate to have been appointed the new CEO of RS Investments. I join from Renaissance Institutional Management in New York, where I served as president and CEO for the past three years. Prior to Renaissance, I headed the institutional business for Barclays Global Investors in San Francisco and served as a senior portfolio manager at The Northern Trust Company in Chicago.

Throughout my 30-year career in the investment management business, I have focused solely on serving the needs of clients and I want to stress that at RS Investments that commitment will be as intense as ever. We are grateful that you have entrusted your assets to us and will continue to work hard to earn your trust every day.

I assume my position at RS Investments from Terry Otton, who announced his intention to retire last year. At my request, he has agreed to stay on for a period of time to help ensure a smooth transition. My goal will be to continue the outstanding work he has accomplished over his long career at the firm, while at the same time working to grow the scope of our business responsibly.

Our first priority is a lasting one: continuously refine and improve our investment processes and maintain our commitment to conducting outstanding fundamental research. These are the engines that drive the long-term results we seek to deliver to shareholders and they require continuous care and diligence. Our investment teams are comprised of professionals who are dedicated to continuously improving the risk and reward experience of our products.

Another important focus will be on expanding the solutions we offer, so we can continue to serve your changing needs. Whether it’s investing for retirement, education, long-term wealth planning, or another critical goal, RS Investments provides a wide range of products to meet those needs. We intend to continue to support state-of-the-art and highly relevant solutions to address the evolving challenges faced by our clients and fund shareholders.

We take very seriously our role as stewards of your capital. Our investment teams provide expertise in their respective investment disciplines and you can be assured that in this economic environment — and always — we are investing your assets with an eye toward managing risk and optimizing long-term return potential.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

In the pages that follow, please find an update on your investment in the RS Funds. It contains important information about your investment with RS. Additionally, please visit our website, www.RSinvestments.com, throughout the year for insightful and up-to-date commentary from our investment teams.

I look forward to serving your interests and to working hard every day to improve your experience as a valued investor in the RS fund family.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS CAPITAL APPRECIATION FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Capital Appreciation Fund Commentary

Highlights

•

The broad equity market as defined by the S&P 500® Index[1] delivered modest positive performance in 2011, despite heightened market volatility, continued economic uncertainty, and reduced investor appetites for risk.

•

RS Capital Appreciation Fund generated positive absolute performance over the twelve-month period, yet slightly underperformed its benchmark, the S&P 500® Index. Stock selection in the healthcare sector detracted from performance. The Fund’s relative performance was supported by stock selection in the financial services sector.

•

RS Capital Appreciation Fund seeks long-term growth of capital by investing in what we view as “advantaged” businesses. We define “advantaged” businesses as those that we believe possess structural, competitive, and economic advantages relative to their competitors.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan and a spring spike in oil prices contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. While the market managed to regain some ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and the prospect of slowing growth in Asia.

Fund Performance Overview

RS Capital Appreciation Fund (Class A Shares) returned 2.01% for the year ended December 31, 2011, while the benchmark S&P 500® Index returned 2.11%.

Portfolio Review

Shares of CME Group Inc., one of the world’s largest trading exchange companies, declined as the company faced regulatory uncertainty and concerns over proposed consolidation among some of its competitors. While we acknowledge these headwinds, our analysis of the company fundamentals causes us to remain confident in our long-term investment thesis.

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RS CAPITAL APPRECIATION FUND

We also remain positive on supplementary insurance provider Aflac Inc., which struggled this year in part due to concerns over its financial exposure related to the disasters in Japan, where the company generates over 70% of its revenues. Despite these pressures, we believe that the company’s underlying financial fundamentals and long-term prospects remain intact. The company has also reported progress in repositioning its investment portfolio away from Europe.

Meanwhile, generic drug maker Teva Pharmaceuticals also traded lower in the risk-averse investment climate of 2011. The company has experienced lackluster North American sales growth and experienced a setback when its oral multiple sclerosis drug Laquinimod delivered disappointing clinical trial results. Despite these difficulties, we remain positive on this stock’s long-term prospects due to the company’s leadership position in the generics industry and ability to leverage its global distribution network.

The Fund’s results were supported by strong performance by MasterCard Inc., which benefited as regulatory uncertainty eased and investors again focused on the company’s attractive long-term fundamentals. The company also continued to capitalize on its high fixed-cost, low variable-cost operating structure.

Another positive contributor during the period, Ecolab Inc., is the world’s largest industrial cleaning solutions company. It benefits from a strong brand image, high customer retention rates, and recurring revenues that account for a large share of its business.

Performance was also supported by an investment in Apollo Group Inc., a provider of private educational services. Apollo Group’s business has been assisted by strong demand for education and retraining, both through its online course offerings and through University of Phoenix and its other subsidiaries.

Outlook

We believe that the Fund’s investments comprise a collection of businesses with relatively conservative balance sheets and significant growth opportunities, a large portion of which are generated from operations outside of the United States. Over time, we have found that many of the most attractive investment opportunities have surfaced during periods of dislocation between long-term business fundamentals and short-term stock prices. For this reason, we believe that periods of economic uncertainty may provide the Fund an opportunity to purchase securities of quality, growing and “advantaged” businesses at what we believe to be attractive valuations.

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RS CAPITAL APPRECIATION FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. A non-diversified fund is able to invest in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were a diversified fund. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries.

[1]

The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses.

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RS CAPITAL APPRECIATION FUND

Characteristics (unaudited)

Total Net Assets: $108,244,660

Top Ten Holdings[2]

Holding	% of Total Net Assets
MasterCard, Inc., Class A	6.09%
Oracle Corp.	5.82%
Aflac, Inc.	5.65%
CME Group, Inc.	5.22%
Ecolab, Inc.	5.18%
Discovery Communications, Inc., Class C	4.90%
Coach, Inc.	4.82%
QUALCOMM, Inc.	4.48%
Kraft Foods, Inc., Class A	4.34%
Praxair, Inc.	4.31%
Total	50.81%

Sector Allocation[3]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS CAPITAL APPRECIATION FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (1/18/93) without sales charge	2.01%	13.79%	0.47%	2.21%	8.43%
with maximum sales charge	-2.83%	11.97%	-0.50%	1.71%	8.16%
Class C Shares (9/10/10) without sales charge	1.20%	—	—	—	9.16%
with sales charge	0.20%	—	—	—	9.16%
Class K Shares (9/10/10)	1.63%	—	—	—	9.60%
Class Y Shares (9/10/10)	2.37%	—	—	—	10.44%
S&P 500® Index[1]	2.11%	14.11%	-0.25%	2.92%	7.82%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Capital Appreciation Fund and in the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made upon the inception of Class C shares (9/10/10), Class K shares (9/10/10) and Class Y shares (9/10/10) would have the following values as of December 31, 2011: $11,213 (Class C), $11,271 (Class K), and $11,385 (Class Y). While Class C and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Oak Value Fund; performance shown includes performance of the predecessor fund for periods prior to September 7, 2010.

8	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	9

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
RS Capital Appreciation Fund	Class A	$1,000.00	$965.60	$6.19	1.25%
	Class C	$1,000.00	$961.70	$9.59	1.94%
	Class K	$1,000.00	$963.70	$8.17	1.65%
	Class Y	$1,000.00	$967.70	$4.02	0.81%
Based on Hypothetical Return (5% Return Before Expenses)
RS Capital Appreciation Fund	Class A	$1,000.00	$1,018.90	$6.36	1.25%
	Class C	$1,000.00	$1,015.43	$9.86	1.94%
	Class K	$1,000.00	$1,016.89	$8.39	1.65%
	Class Y	$1,000.00	$1,021.12	$4.13	0.81%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average acount value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	www.RSinvestments.com

Financial Information

Year Ended December 31, 2011

SCHEDULE OF INVESTMENTS — RS CAPITAL APPRECIATION FUND

December 31, 2011	Shares	Value
Common Stocks – 99.0%
Aerospace – 3.3%
United Technologies Corp.	48,510	$3,545,596

		3,545,596
Asset Management & Custodian – 2.8%
BlackRock, Inc.	16,850	3,003,344

		3,003,344
Beverage: Brewers & Distillers – 4.0%
Anheuser-Busch InBev N.V., ADR	71,770	4,377,252

		4,377,252
Chemicals: Diversified – 5.2%
Ecolab, Inc.	96,930	5,603,523

		5,603,523
Chemicals: Specialty – 4.3%
Praxair, Inc.	43,655	4,666,720

		4,666,720
Communications Technology – 4.5%
QUALCOMM, Inc.	88,685	4,851,069

		4,851,069
Computer Services, Software & Systems – 14.8%
Autodesk, Inc.(1)	56,270	1,706,669
Google, Inc., Class A(1)	6,625	4,279,087
Intuit, Inc.	70,230	3,693,396
Oracle Corp.	245,655	6,301,051

		15,980,203
Diversified Manufacturing Operations – 7.5%
3M Co.	46,920	3,834,772
Danaher Corp.	91,580	4,307,923

		8,142,695
Education Services – 2.2%
Apollo Group, Inc., Class A(1)	44,185	2,380,246

		2,380,246
Entertainment – 4.9%
Discovery Communications, Inc., Class C(1)	140,680	5,303,636

		5,303,636
Financial Data & Systems – 6.1%
MasterCard, Inc., Class A	17,695	6,597,050

		6,597,050

12	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS CAPITAL APPRECIATION FUND

December 31, 2011	Shares	Value
Foods – 4.3%
Kraft Foods, Inc., Class A	125,790	$4,699,514

		4,699,514
Insurance: Life – 5.7%
Aflac, Inc.	141,425	6,118,045

		6,118,045
Insurance: Multi-Line – 3.9%
Berkshire Hathaway, Inc., Class A(1)	33	3,786,915
Berkshire Hathaway, Inc., Class B(1)	5,340	407,442

		4,194,357
Luxury Items – 2.6%
Tiffany & Co.	42,860	2,839,904

		2,839,904
Medical & Dental Instruments & Supplies – 2.9%
Zimmer Holdings, Inc.(1)	58,230	3,110,647

		3,110,647
Oil: Crude Producers – 3.9%
Chesapeake Energy Corp.	191,845	4,276,225

		4,276,225
Pharmaceuticals – 2.8%
Teva Pharmaceutical Industries Ltd., ADR	75,535	3,048,593

		3,048,593
Scientific Instruments: Control & Filter – 3.3%
Pall Corp.	62,140	3,551,301

		3,551,301
Securities Brokerage & Services – 5.2%
CME Group, Inc.	23,208	5,655,093

		5,655,093
Textiles, Apparel & Shoes – 4.8%
Coach, Inc.	85,540	5,221,362

		5,221,362
Total Common Stocks (Cost $86,857,006)		107,166,375

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	13

SCHEDULE OF INVESTMENTS — RS CAPITAL APPRECIATION FUND

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 1.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $1,112,001, due 1/3/2012(2)	$1,112,000	$1,112,000
Total Repurchase Agreements (Cost $1,112,000)		1,112,000
Total Investments - 100.0% (Cost $87,969,006)		108,278,375
Other Liabilities, Net - 0.0%		(33,715)
Total Net Assets - 100.0%		$108,244,660

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.50%	6/30/2016	$1,138,800

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$107,166,375	$—	$—	$107,166,375

Repurchase Agreements	—	1,112,000	—	1,112,000

Total	$107,166,375	$1,112,000	$—	$108,278,375

14	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of December 31, 2011	RS Capital Appreciation
Assets
Investments, at value	$108,278,375
Cash and cash equivalents	54
Receivable for fund shares subscribed	161,773
Dividends receivable	94,244

Total Assets	108,534,446

Liabilities
Payable for fund shares redeemed	164,028
Payable to adviser	57,006
Payable to distributor	6,571
Accrued trustees’ fees	1,102
Accrued expenses/other liabilities	61,079

Total Liabilities	289,786

Total Net Assets	$108,244,660

Net Assets Consist of:
Paid-in capital	$88,387,897
Accumulated net realized loss from investments	(452,606)
Net unrealized appreciation on investments	20,309,369

Total Net Assets	$108,244,660

Investments, at Cost	$87,969,006

Pricing of Shares
Net Assets:
Class A	$64,415,866
Class C	5,519,476
Class K	3,380,619
Class Y	34,928,699
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	3,023,454
Class C	261,407
Class K	159,348
Class Y	1,639,992
Net Asset Value Per Share:
Class A	$21.31
Class C	21.11
Class K	21.22
Class Y	21.30
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$22.37

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	15

FINANCIAL INFORMATION

Statement of Operations For the Year Ended December 31, 2011	RS Capital Appreciation
Investment Income
Dividends	$1,515,390
Interest	199
Withholding taxes on foreign dividends	(30,963)

Total Investment Income	1,484,626

Expenses
Investment advisory fees	855,358
Distribution fees	239,674
Transfer agent fees	104,065
Registration fees	63,482
Shareholder reports	49,686
Professional fees	38,636
Custodian fees	20,752
Administrative service fees	13,340
Insurance expense	3,114
Other expenses	1,442

Total Expenses	1,389,549

Less: Fee waiver by adviser	(120,458)

Total Expenses, Net	1,269,091

Net Investment Income	215,535

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	2,777,190
Net change in unrealized appreciation/depreciation on investments	(602,975)

Net Gain on Investments	2,174,215

Net Increase in Net Assets Resulting from Operations	$2,389,750

16	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Capital Appreciation

	For the Year Ended 12/31/11	For the Period Ended 12/31/10(1)	For the Year Ended 6/30/10

Operations
Net investment income	$215,535	$65,390	$95,833
Net realized gain/(loss) from investments	2,777,190	553,768	(339,123)
Net change in unrealized appreciation/depreciation on investments	(602,975)	16,045,855	8,469,098

Net Increase in Net Assets Resulting from Operations	2,389,750	16,665,013	8,225,808

Distributions to Shareholders
Net investment income
Class A	(59,567)	(73,100)	(16,996)
Class C	—	(2,481)	—
Class K	—	(2,341)	—
Class Y	(167,545)	(69,906)	—

Total Distributions	(227,112)	(147,828)	(16,996)

Capital Share Transactions
Proceeds from sales of shares	19,680,115	58,508,558	8,073,463
Reinvestment of distributions	206,676	140,322	16,298
Cost of shares redeemed	(29,718,454)	(29,504,289)	(8,789,785)
Redemption fees	—	1,072	10,008

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(9,831,663)	29,145,663	(690,016)

Net Increase/(Decrease) in Net Assets	(7,669,025)	45,662,848	7,518,796

Net Assets
Beginning of period	115,913,685	70,250,837	62,732,041

End of period	$108,244,660	$115,913,685	$70,250,837

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$—	$81,296

Other Information:
Shares
Sold	934,727	3,100,018	428,088
Reinvested	9,921	6,731	843
Redeemed	(1,404,489)	(1,525,652)	(471,931)

Net Increase/(Decrease)	(459,841)	1,581,097	(43,000)

(1)	The Fund changed its fiscal year end from June 30 to December 31. Period represents July 1, 2010 through December 31, 2010.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	17

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception of each share class). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Capital Appreciation Fund
Class A
Year Ended 12/31/11	$20.91	$0.03	$0.39	$0.42	$(0.02)	$—	$(0.02)
Period Ended 12/31/10[3,4]	17.73	0.01	3.19	3.20	(0.02)	—	(0.02)
Year Ended 6/30/10	15.66	0.02 [5]	2.05	2.07	(0.00)[6]	—	(0.00)[6]
Year Ended 6/30/09	19.28	0.04 [5]	(3.58)	(3.54)	(0.04)	(0.04)	(0.08)
Year Ended 6/30/08	25.80	(0.02)[5]	(3.87)	(3.89)	—	(2.63)	(2.63)
Year Ended 6/30/07	28.00	(0.05)[5]	6.61	6.56	(0.00)[6]	(8.77)	(8.77)

Class C
Year Ended 12/31/11	$20.86	$(0.08)	$0.33	$0.25	$—	$—	$—
Period From 9/10/10[7] to 12/31/10[3]	18.84	(0.05)	2.08	2.03	(0.01)	—	(0.01)

Class K
Year Ended 12/31/11	$20.88	$(0.05)	$0.39	$0.34	$—	$—	$—
Period From 9/10/10[7] to 12/31/10[3]	18.84	(0.03)	2.08	2.05	(0.01)	—	(0.01)

Class Y
Year Ended 12/31/11	$20.91	$0.09	$0.40	$0.49	$(0.10)	$—	(0.10)
Period From 9/10/10[7] to 12/31/10[3]	18.84	0.02	2.09	2.11	(0.04)	—	(0.04)

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Redemption Fees		Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$21.31	2.01%	$64,416	1.25%	1.36%	0.14%	0.03%	47%

0.00	[6]	20.91	18.05%	74,229	1.35%	1.40%	0.09%	0.04%	22%
0.00	[6]	17.73	13.24%	70,251	1.48%	1.48%	0.13%	0.13%	49%
0.00	[6]	15.66	(18.31)%	62,732	1.57%	1.57%	0.26%	0.26%	37%
0.00	[6]	19.28	(16.04)%	93,741	1.37%	1.37%	(0.08)%	(0.08)%	52%
0.01		25.80	25.03%	142,339	1.35%	1.35%	(0.16)%	(0.16)%	44%

$—		$21.11	1.20%	$5,519	1.98%	2.09%	(0.57)%	(0.68)%	47%

—		20.86	10.80%	3,611	2.25%	2.33%	(0.85)%	(0.93)%	22%

$—		$21.22	1.63%	$3,381	1.61%	1.72%	(0.22)%	(0.33)%	47%

—		20.88	10.91%	3,327	1.86%	1.94%	(0.46)%	(0.54)%	22%

$—		$21.30	2.37%	$34,929	0.87%	0.98%	0.51%	0.40%	47%

—		20.91	11.21%	34,747	0.99%	1.07%	0.42%	0.34%	22%

[3]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[4]	The Fund changed its fiscal year end from June 30 to December 31. Period represents July 1, 2010 through December 31, 2010.

[5]	Calculated based on the average shares outstanding during the period.

[6]	Rounds to $0.00 per share.

[7]	Inception date.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2011

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RS Capital Appreciation Fund (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund offers Class A, C, K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Fund has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased

20	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

www.RSinvestments.com	21

NOTES TO FINANCIAL STATEMENTS

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of

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NOTES TO FINANCIAL STATEMENTS

Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2008.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

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NOTES TO FINANCIAL STATEMENTS

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%.

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012. The terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent the Fund’s total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding 1.25% of the average daily net assets of the Fund.

Additionally, RS Investments has agreed through April 30, 2012, to reduce the advisory fee of each of the other classes of shares of the Fund to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust. Non-interested Trustees received compensation of $4,830 from the Fund for the year ended December 31, 2011.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Fund. The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund. For the year ended December 31, 2011, GIS received distribution fees as follows:

	Annual Rate	Distribution Fees
Class A	0.25%	$173,454
Class C	1.00%	44,254
Class K	0.65%	21,966
Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Fund’s shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third

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NOTES TO FINANCIAL STATEMENTS

parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Fund’s shares as a retail broker-dealer. For the year ended December 31, 2011, PAS informed the Trust it received $2,261,011 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $3,514.

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2011, GIS received CDSL charges of $7.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2011 and June 30, 2010, and the period ended December 31, 2010, was as follows:

Ordinary Income
Year Ended 12/31/2011	$227,112
Period from 7/1/10 to 12/31/2010	147,828
Year Ended 6/30/2010	16,996

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income
$(11,577)	$11,577

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NOTES TO FINANCIAL STATEMENTS

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Long-Term Capital Gains
$91,200

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $2,499,926 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital losses of $34,316.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $88,478,497. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $21,478,104 and $(1,678,226), respectively, resulting in net unrealized appreciation of $19,799,878.

Note 4 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Fund were as follows:

Transactions in Capital Shares

RS Capital Appreciation Fund

	For the Year Ended 12/31/11		For the Period Ended 12/31/10(1)		For the Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	323,284	$6,772,356	1,102,646	$20,772,096	428,088	$8,073,463
Shares reinvested	2,619	54,591	3,184	66,400	843	16,298
Shares redeemed	(852,115)	(18,083,731)	(1,519,109)	(29,372,873)	(471,931)	(8,789,785)

Net decrease	(526,212)	$(11,256,784)	(413,279)	$(8,534,377)	(43,000)	$(700,024)

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NOTES TO FINANCIAL STATEMENTS

RS Capital Appreciation Fund — continued

	For the Year Ended 12/31/11		For the Period Ended 12/31/10(1)		For the Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Class C*
Shares sold	88,295	$1,845,566	174,593	$3,312,471	N/A	N/A
Shares reinvested	—	—	114	2,364	N/A	N/A
Shares redeemed	(35)	(725)	(1,560)	(30,895)	N/A	N/A

Net increase	88,260	$1,844,841	173,147	$3,283,940	N/A	N/A

Class K*
Shares sold	—	$—	159,236	$3,000,001	N/A	N/A
Shares reinvested	—	—	112	2,341	N/A	N/A

Net increase	—	$—	159,348	$3,002,342	N/A	N/A

Class Y*
Shares sold	523,148	$11,062,193	1,663,543	$31,423,990	N/A	N/A
Shares reinvested	7,302	152,085	3,321	69,217	N/A	N/A
Shares redeemed	(552,339)	(11,633,998)	(4,983)	(100,521)	N/A	N/A

Net increase/(decrease)	(21,889)	$(419,720)	1,661,881	$31,392,686	N/A	N/A

(1)	The Fund changed its fiscal year end from June 30 to December 31. Period represents July 1, 2010 through December 31, 2010.
*	Inception date was September 10, 2010.

b. Shareholder Concentration As of December 31, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of the Fund is summarized in the following table:

Number of Shareholders	Percentage of Net Assets
3	39.56%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $49,860,728 and $58,340,451, respectively, for the year ended December 31, 2011.

b. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks

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NOTES TO FINANCIAL STATEMENTS

of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund borrowed from the facility as follows:

Amount Outstanding at 12/31/11	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$1,215,843	1	1.40%
*	For the year ended December 31, 2011, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

Note 9 New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Capital Appreciation Fund (one of the portfolios constituting the RS Investment Trust, hereafter, referred to as the “Fund”) at December 31, 2011 and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year ended December 31, 2011 and the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

The statement of changes in net assets for the year ended June 30, 2010, and the financial highlights for each of the four years in the period ended June 30, 2010 were audited by other auditors whose report dated August 10, 2010 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the period ended December 31, 2011 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Capital Appreciation Fund	100%

Dividend Received Deduction:

RS Capital Appreciation Fund	100%

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable

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SUPPLEMENTAL INFORMATION (UNAUDITED)

basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’

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SUPPLEMENTAL INFORMATION (UNAUDITED)

general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to

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SUPPLEMENTAL INFORMATION (UNAUDITED)

RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

36	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

www.RSinvestments.com	37

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None

38	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee; President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None

www.RSinvestments.com	39

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

40	www.RSinvestments.com

388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

EB 016042 (12/11)

2011 Annual Report

All data as of December 31, 2011

RS Value Funds

Class A, B, C, K, and Y Shares

•	RS Partners Fund

•	RS Value Fund

•	RS Large Cap Alpha Fund

•	RS Investors Fund

•	RS Global Natural Resources Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

On behalf of my RS colleagues, I want to express my gratitude for your confidence, support, and most of all, your business. We recognize that the climate for long-term investors over the last several years has been challenging and fully appreciate the trust you have placed in RS Investments to help you achieve your financial goals.

Please allow me to introduce myself. My name is Matt Scanlan and I have been fortunate to have been appointed the new CEO of RS Investments. I join from Renaissance Institutional Management in New York, where I served as president and CEO for the past three years. Prior to Renaissance, I headed the institutional business for Barclays Global Investors in San Francisco and served as a senior portfolio manager at The Northern Trust Company in Chicago.

Throughout my 30-year career in the investment management business, I have focused solely on serving the needs of clients and I want to stress that at RS Investments that commitment will be as intense as ever. We are grateful that you have entrusted your assets to us and will continue to work hard to earn your trust every day.

I assume my position at RS Investments from Terry Otton, who announced his intention to retire last year. At my request, he has agreed to stay on for a period of time to help ensure a smooth transition. My goal will be to continue the outstanding work he has accomplished over his long career at the firm, while at the same time working to grow the scope of our business responsibly.

Our first priority is a lasting one: continuously refine and improve our investment processes and maintain our commitment to conducting outstanding fundamental research. These are the engines that drive the long-term results we seek to deliver to shareholders and they require continuous care and diligence. Our investment teams are comprised of professionals who are dedicated to continuously improving the risk and reward experience of our products.

Another important focus will be on expanding the solutions we offer, so we can continue to serve your changing needs. Whether it’s investing for retirement, education, long-term wealth planning, or another critical goal, RS Investments provides a wide range of products to meet those needs. We intend to continue to support state-of-the-art and highly relevant solutions to address the evolving challenges faced by our clients and fund shareholders.

We take very seriously our role as stewards of your capital. Our investment teams provide expertise in their respective investment disciplines and you can be assured that in this economic environment — and always — we are investing your assets with an eye toward managing risk and optimizing long-term return potential.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

In the pages that follow, please find an update on your investment in the RS Funds. It contains important information about your investment with RS. Additionally, please visit our website, www.RSinvestments.com, throughout the year for insightful and up-to-date commentary from our investment teams.

I look forward to serving your interests and to working hard every day to improve your experience as a valued investor in the RS fund family.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

www.RSinvestments.com	3

RS PARTNERS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Partners Fund Commentary

Highlights

•

The U.S. equity market as defined by the S&P 500® Index[1] delivered modest positive performance in 2011, despite heightened market volatility, continued economic uncertainty, and reduced investor appetite for risk.

•

RS Partners Fund underperformed the benchmark Russell 2000® Value Index[2] during 2011. Performance relative to the benchmark was hindered most by stock selection in the financial services sector. Stock selection in the producer durables, consumer discretionary, and energy sectors aided relative performance.

•	RS Partners Fund seeks long-term capital appreciation by identifying small-cap companies with improving returns on invested capital.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan and a spike in oil prices in the spring contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. While the equity market managed to regain some ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Partners Fund (Class A Shares) returned -7.59% for the year ended December 31, 2011, underperforming the Russell 2000® Value Index, which returned -5.50%.

Stock selection in the financial services sector weighed on the Fund’s relative performance in 2011. Detractors included brokerage company MF Global Holdings Ltd. and MGIC Investment Corp., the nation’s largest provider of private mortgage insurance, both of which were sold from the Fund. In the case of MF Global, a series of risky investments and other missteps by management led us to exit the position before the company filed for bankruptcy protection on October 31, 2011, albeit at a significant loss. In our initial analysis of the financial services sector, we considered our investments in light of the recent credit crisis and identified potential risks including increased regulatory scrutiny, further pressure on already historically low interest rates,

4	www.RSinvestments.com

RS PARTNERS FUND

as well as the impact of a highly fragile global economy. While we believe that the fundamentals (e.g., credit and capital adequacy) of many of the regional banking businesses in the Fund held up reasonably well, several investments were overwhelmed by the negative impacts of increased regulatory scrutiny and the government’s stated objective to keep interest rates at historically low levels for the foreseeable future.

In a difficult environment for small cap technology shares, the Fund’s relative performance was hurt by an investment in Atmel Corp., a developer of microchips used in smart phone touchscreen technology. Within the technology sector, we continue to allocate capital to businesses that we believe have understandable and predictable revenue streams with high customer retention rates and recurring cash flow characteristics.

On a positive note, the Fund’s performance relative to the benchmark was aided by an investment in Torchmark Corp., a provider of life and supplemental health insurance. In the insurance space, we seek to identify companies with strong market positions in specialty lines of business that we believe can leverage structurally advantaged distribution models and generate superior risk-adjusted returns over our longer-term investment time horizon.

Other positive contributors to Fund performance during the period included Waste Connections Inc., a waste collection and disposal company that operates in secondary markets in the western United States, and Calpine Corp., an independent wholesale power company, which benefited as investors moved into more defensive utility stocks.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We seek to be long-term investors, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume if we sought to maximize short-term results. We believe that the strength of our team, a consistent and repeatable process, and a realistic investment horizon have put us in a position to benefit long-term investors. Moreover, we believe that the Fund is well-positioned for a fundamentally driven environment where company-specific structural change and improvements in cash flow returns on invested capital are the primary determinants of investment results.

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RS PARTNERS FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS PARTNERS FUND

Characteristics (unaudited)

Total Net Assets: $1,801,352,186

Top Ten Holdings[3]

Holding	% of Total Net Assets
GameStop Corp., Class A	4.73%
Calpine Corp.	3.92%
Groupe Aeroplan, Inc.	3.90%
Compass Minerals International, Inc.	3.81%
AOL, Inc.	3.72%
Acxiom Corp.	3.41%
Torchmark Corp.	3.32%
Peyto Exploration & Development Corp.	3.29%
StanCorp Financial Group, Inc.	3.14%
Myriad Genetics, Inc.	3.12%
Total	36.36%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS PARTNERS FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (7/12/95)
without sales charge	-7.59%	19.33%	0.06%	10.69%	11.03%
with maximum sales charge	-11.98%	17.41%	-0.91%	10.15%	10.70%
Class K Shares (10/13/06)	-8.03%	18.84%	-0.35%	—	0.55%
Class Y Shares (5/1/07)	-7.30%	19.74%	—	—	-1.25%
Russell 2000® Value Index[2]	-5.50%	12.36%	-1.87%	6.40%	9.04%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Partners Fund and in the Russell 2000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class K shares (10/13/06) and Class Y shares (5/1/07) would have the following values as of December 31, 2011: $10,290 (Class K) and $9,429 (Class Y). While Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

8	www.RSinvestments.com

RS VALUE FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Value Fund Commentary

Highlights

•

U.S. equity markets as defined by the S&P 500® Index[1] delivered modest positive performance in 2011 despite uncertainty over U.S. economic prospects and concerns over a sovereign debt crisis in Europe.

•

RS Value Fund declined during a volatile period for the broader equity market and also underperformed the benchmark Russell Midcap® Value Index[2]. Stock selection in the energy, financial services, and healthcare sectors held back relative performance. On a positive note, stock selection in the materials and processing and producer durables sectors aided relative performance.

•	RS Value Fund seeks long-term capital appreciation by identifying mid-cap companies with improving returns on invested capital.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan, and a spike in oil prices in the spring contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. While the equity market managed to regain some ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Value Fund (Class A Shares) returned -11.08% for the year ended December 31, 2011, underperforming a -1.38% return by the benchmark Russell Midcap® Value Index.

In the healthcare sector, the Fund’s performance relative to its benchmark was hindered by an investment in global pharmaceuticals company Warner Chilcott PLC. Warner Chilcott’s business model focuses on acquiring and then marketing mature products that address select areas such as women’s health, and its research and development spending is focused on extending the life cycles of these products, rather than on the higher-risk, higher-cost area of new product development. Unfortunately, the stock has been pressured by concerns over how the company’s revenues will fare when two of its

www.RSinvestments.com	9

RS VALUE FUND

key products face generic competition in 2014. We believe that the company’s assets and business prospects will prove more durable than market expectations would suggest as the company migrates customers to newly patented formulations of its existing drugs, and we continue to hold the position.

Several commodities-related investments, including diversified upstream oil and gas company Talisman Energy Inc. and coal mining company Peabody Energy Corp., were also detractors. While global economic uncertainty has contributed to volatility in commodity prices and downward pressure on natural resource equity prices, especially during the second half of 2011, we believe that the longer-term outlook for commodities is intact, driven primarily by limited spare capacity and rising marginal costs of supply. We seek to own low-cost, advantaged producers of a given commodity (advantaged with respect to their position on the cost curve), with management teams focused on generating returns that exceed their cost of capital, and believe this is the best way to optimize risk-adjusted returns across a full commodity price cycle.

On a positive note, the Fund’s relative performance was aided by an investment in Praxair Inc., a supplier of industrial gases, which has capitalized on strong demand for its compressed ultra-pure oxygen and other gases used in the production of integrated circuits and other high tech and industrial products. Meanwhile Calpine Corp., an independent wholesale power company, also benefited in an environment when investors sought stability within utilities-related investments.

Activision Blizzard Inc. was another contributor to the Fund’s relative performance. A publisher of interactive online and computer-based gaming software, Activision has most recently benefited from strong sales of its new title, Call of Duty: Modern Warfare 3. In the consumer space, our focus remains on identifying companies that we believe have strong recurring cash flows and the potential for improved returns on invested capital, regardless of the underlying economic environment.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We seek to be long-term investors, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume if we sought to maximize short-term results. We believe that the strength of our team, a consistent and repeatable process, and a realistic investment horizon have put us in a position to benefit long-term investors. Moreover, we believe that the Fund is well-positioned for a fundamentally driven environment where company-specific structural change and improvements in cash flow returns on invested capital are the primary determinants of investment results.

10	www.RSinvestments.com

RS VALUE FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

www.RSinvestments.com	11

RS VALUE FUND

Characteristics (unaudited)

Total Net Assets: $1,449,712,969

Top Ten Holdings[3]

Holding	% of Total Net Assets
Calpine Corp.	4.71%
Martin Marietta Materials, Inc.	4.56%
FMC Corp.	4.12%
GameStop Corp., Class A	4.01%
Symantec Corp.	3.84%
Warner Chilcott PLC, Class A	3.79%
Life Technologies Corp.	3.75%
First Horizon National Corp.	3.71%
Southwestern Energy Co.	3.63%
Willis Group Holdings PLC	3.61%
Total	39.73%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

12	www.RSinvestments.com

RS VALUE FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/30/93)
without sales charge	-11.08%	15.49%	-1.42%	10.17%	6.01%
with maximum sales charge	-15.29%	13.62%	-2.38%	9.64%	5.73%
Class C Shares (5/1/07)
without sales charge	-11.76%	14.66%	—	—	-4.18%
with sales charge	-12.65%	14.66%	—	—	-4.18%
Class K Shares (12/4/06)	-11.42%	15.07%	-1.79%	—	-1.78%
Class Y Shares (5/1/07)	-10.84%	15.89%	—	—	-3.15%
Russell Midcap® Value Index[2]	-1.38%	18.19%	0.04%	7.67%	10.11%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Value Fund and in the Russell Midcap® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2011: $8,193 (Class C), $9,131 (Class K), and $8,611 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS LARGE CAP ALPHA FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Large Cap Alpha Fund Commentary

Highlights

•

The U.S. equity market as defined by the S&P 500® Index delivered modest positive performance in 2011[1], against a backdrop of heightened market volatility, continued economic uncertainty, and reduced investor appetite for risk.

•

RS Large Cap Alpha Fund underperformed its benchmarks, the Russell 1000® Value Index[2] and the S&P 500® Index. The Fund’s performance relative to the Russell 1000® Value Index was held back by stock selection in the energy, healthcare, and financial services sectors. Stock selection in the producer durables and technology sectors aided relative performance.

•	RS Large Cap Alpha Fund seeks long-term capital appreciation by identifying large cap companies with improving returns on invested capital.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan, and a spike in oil prices in the spring contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. While the equity market managed to regain some ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Large Cap Alpha Fund (Class A Shares) returned -8.92% for the year ended December 31, 2011, underperforming the benchmark Russell 1000® Value Index, which returned 0.39%, and the benchmark S&P 500® Index, which returned 2.11%.

Stock selection in financials, including our investments in Citigroup Inc. and Regions Financial Corp., held back relative returns. In our initial analysis of the financial services sector, we considered our investments in light of the recent credit crisis and identified potential risks, including increased regulatory scrutiny, further pressure on already historically low interest rates, as well as the impact of a highly fragile global economy. While we believe that the fundamentals (e.g., credit and capital adequacy) of many of the financial businesses in the Fund held up reasonably well, several investments were overwhelmed by the negative impacts of increased regulatory scrutiny and the

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RS LARGE CAP ALPHA FUND

government’s stated objective to keep interest rates at historically low levels for the foreseeable future.

The Fund’s relative performance was also dampened by investments in several commodities-related stocks, including Talisman Energy, a diversified upstream oil and gas company. While global economic uncertainty has contributed to volatility in commodity prices and downward pressure on natural resource equity prices, especially during the second half of 2011, we believe that the longer-term outlook for commodities is intact, driven primarily by limited spare capacity and rising marginal costs of supply. We seek to own low-cost, advantaged producers of a given commodity (advantaged with respect to their position on the cost curve), with management teams focused on generating returns that exceed their cost of capital, and believe this is the best way to optimize risk-adjusted returns across a full commodity price cycle.

On a positive note, the Fund’s relative performance was aided by an investment in Praxair Inc., a supplier of industrial gases, which has capitalized on strong demand for its compressed ultra-pure oxygen and other gases used in the production of integrated circuits and other high tech and industrial products. Relative performance was also assisted by our investments in drug maker Pfizer and pharmacy services provider CVS Caremark, which both benefited from solid fundamentals and investors’ renewed focus on more defensive, large cap, dividend-paying health care stocks.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We seek to be long-term investors, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume if we sought to maximize short-term results. We believe that the strength of our team, a consistent and repeatable process, and a realistic investment horizon have put us in a position to benefit long-term investors. Moreover, we believe that the Fund is well-positioned for a fundamentally driven environment where company-specific structural change and improvements in cash flow returns on invested capital are the primary determinants of investment results.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility.

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RS LARGE CAP ALPHA FUND

Characteristics (unaudited)

Total Net Assets: $678,417,767

Top Ten Holdings[3]

Holding	% of Total Net Assets
Martin Marietta Materials, Inc.	4.26%
Microsoft Corp.	4.24%
Occidental Petroleum Corp.	4.16%
CVS Caremark Corp.	3.98%
United Parcel Service, Inc., Class B	3.97%
Symantec Corp.	3.96%
Motorola Solutions, Inc.	3.82%
Pfizer, Inc.	3.68%
Southwestern Energy Co.	3.67%
Praxair, Inc.	3.65%
Total	39.39%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS LARGE CAP ALPHA FUND

Performance Update (unaudited)

Average Annual Total Returns

Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (6/1/72)
without sales charge	-8.92%	9.89%	1.49%	2.74%	11.37%
with maximum sales charge	-13.24%	8.12%	0.51%	2.24%	11.24%
Class B Shares (5/1/96)
without sales charge	-9.71%	8.99%	0.65%	1.97%	4.34%
with sales charge	-12.42%	8.42%	0.46%	1.97%	4.34%
Class C Shares (8/7/00)
without sales charge	-9.66%	9.04%	0.71%	1.75%	-2.84%
with sales charge	-10.56%	9.04%	0.71%	1.75%	-2.84%
Class K Shares (5/15/01)	-9.28%	9.45%	1.11%	2.37%	1.01%
Class Y Shares (5/1/07)	-8.65%	10.18%	—	—	0.13%
Russell 1000® Value Index[2]	0.39%	11.55%	-2.64%	3.89%	n/a
S&P 500® Index[1]	2.11%	14.11%	-0.25%	2.92%	9.71%	*

*	Since Class A shares inception. Since inception performance of the S&P 500® Index is measured from 5/31/72, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Large Cap Alpha Fund and in the Russell 1000® Value Index and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made 10 years ago in Class B Shares, Class C Shares and Class K shares, and upon the inception of Class Y shares (5/1/07) would have the following values as of December 31, 2011: $12,160 (Class B), $11,894 (Class C), $12,639 (Class K), and $10,063 (Class Y). While Class B Shares, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS INVESTORS FUND

Investment Style

	Value	Blend	Growth
Large

Medium

Small

RS Investors Fund Commentary

Highlights

•

The U.S. equity market as defined by the S&P 500® Index[1] delivered modest positive performance in 2011 against a backdrop of heightened market volatility, continued economic uncertainty, and reduced investor appetite for risk.

•

RS Investors Fund underperformed the benchmark Russell 3000® Value Index[2]. The Fund’s relative performance was dampened by stock selection in the healthcare and energy sectors, while stock selection in the technology and consumer discretionary sectors aided relative performance.

•	RS Investors Fund seeks long-term capital appreciation by identifying companies with improving returns on invested capital across small-, mid-, and large-cap companies.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan, and a spike in oil prices in the spring contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. While the equity market managed to regain some ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Investors Fund (Class A Shares) returned -5.08% for the year ended December 31 2011, while the benchmark Russell 3000® Value Index returned -0.10%.

The Fund’s performance relative to the benchmark index was hindered by investments in several financial services holdings, including regional banking companies First Horizon National Corp. and Associated Banc-Corp, and brokerage company MF Global Holdings Ltd., which we exited before the company filed for bankruptcy protection on October 31, 2011. In our initial analysis of the financial services sector, we considered our investments in light of the recent credit crisis and identified potential risks including increased regulatory scrutiny, further pressure on already historically low interest rates, as well as the impact of a highly fragile global economy. While we believe that the fundamentals (e.g., credit and capital adequacy) of many of the financial businesses in

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RS INVESTORS FUND

the Fund have held up reasonably well, several investments were overwhelmed by the negative impacts of increased regulatory scrutiny and the government’s stated objective to keep interest rates at historically low levels for the foreseeable future.

In the healthcare sector, global pharmaceutical company Warner Chilcott PLC has been pressured by uncertainty over its future revenue prospects once two of its key products, osteoporosis drug Actonel and irritable bowel syndrome treatment Asacol, face generic competition in 2014. Nonetheless, we believe that the company’s assets and business prospects will prove more durable than market expectations would suggest, as the company migrates customers to newly-patented formulations of its existing drugs, and we continue to hold the position.

On a positive note, the Fund’s investment in drug maker Pfizer Inc. aided relative performance in a year when investors often favored more defensive, large cap, dividend-paying health care stocks. Investors also welcomed the company’s efforts to control costs and shed underperforming product lines.

Other positive contributors included Calpine Corp., an independent wholesale power company, and video game retailer GameStop Corp., which benefited from its market leadership, low store-cost business model, and strong balance sheet. In the consumer space, our focus remains on identifying companies that we believe have strong recurring cash flows and the potential for improved returns on invested capital, regardless of the underlying economic environment.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We seek to be long-term investors, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume if we sought to maximize short-term results. We believe that the strength of our team, a consistent and repeatable process, and a realistic investment horizon have put us in a position to benefit long-term investors. Moreover, we believe that the Fund is well-positioned for a fundamentally driven environment where company-specific structural change and improvements in cash flow returns on invested capital are the primary determinants of investment results.

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RS INVESTORS FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in stock prices in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resource industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, international political and economic developments.

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RS INVESTORS FUND

Characteristics (unaudited)

Total Net Assets: $15,461,508

Top Ten Holdings[3]

Holding	% of Total Net Assets
GameStop Corp., Class A	5.45%
Microsoft Corp.	5.09%
Warner Chilcott PLC, Class A	4.85%
Acxiom Corp.	4.79%
First Horizon National Corp.	4.45%
Occidental Petroleum Corp.	4.42%
FMC Corp.	4.28%
Calpine Corp.	4.28%
KeyCorp	4.28%
Martin Marietta Materials, Inc.	3.96%
Total	45.85%

Sector Allocation[4]

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS INVESTORS FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	Since Inception
Class A Shares (11/15/05)
without sales charge	-5.08%	21.52%	-2.10%	1.62%
with maximum sales charge	-9.55%	19.54%	-3.05%	0.82%
Class C Shares (7/24/07)
without sales charge	-5.79%	19.38%	—	-4.78%
with sales charge	-6.73%	19.38%	—	-4.78%
Class K Shares (1/3/07)	-5.42%	20.83%	—	-2.80%
Class Y Shares (5/1/07)	-5.05%	21.64%	—	-3.55%
Russell 3000® Value Index[2]	-0.10%	11.62%	-2.58%	1.56%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 11/15/05 in Class A shares of RS Investors Fund and the Russell 3000® Value Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (7/24/07), Class K shares (1/3/07), and Class Y shares (5/1/07) would have the following values as of December 31, 2011: $8,045 (Class C), $8,677 (Class K), and $8,448 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GLOBAL NATURAL RESOURCES FUND

Investment Style:

Natural Resources Sector

RS Global Natural Resources Fund Commentary

Highlights

•

Natural resources stocks, as defined by the S&P North American Natural Resources Sector Index™[1], declined in a year when global economic uncertainty weighed on commodity and natural resources equity prices.

•

RS Global Natural Resources Fund delivered negative absolute performance for the year, but slightly outperformed the benchmark S&P North American Natural Resources Sector Index™ and also outperformed the benchmark MSCI World Commodity Producers Index[2]. The Fund underperformed the benchmark S&P 500® Index[3].

•	RS Global Natural Resources Fund seeks long-term capital appreciation by focusing on what we believe to be low-cost producing companies with “advantaged assets.”

Market Overview

Commodity prices and natural resource equities were mixed during the year, with meaningful disconnects between the performance of commodities and that of the related equities. For instance, while oil prices increased during the year due to tight inventories and rising concern around geopolitical tensions, many oil stocks declined. The story in gold was similar, with bullion (precious metal coins) posting another positive year but many gold stocks declining. In natural gas, the opposite was true, as the commodity continues to be under pressure from excess supply, while stocks benefitted from large scale acquisitions and joint ventures, as well as improving economics in areas such as the Marcellus shale.

Fund Performance Overview

RS Global Natural Resources Fund returned -7.31% for the year ended December 31, 2011, slightly outperforming a -7.35% return by the benchmark S&P North American Natural Resources Sector Index™, and also outperforming a -8.60% return generated by the MSCI World Commodity Producers Index. The Fund underperformed the S&P 500® Index return of 2.11%.

The Fund’s performance relative to the S&P North American Natural Resources Sector Index™ was aided by several energy-related holdings, including independent oil and gas companies Range Resources Corp. and Tullow Oil PLC. Range Resources is engaged in oil and natural gas exploration and development, mainly in Appalachia and the Southwest, and benefits from an extensive multi-year inventory of potential drilling locations. Tullow Oil is a diversified oil and natural gas exploration company with operations in Africa, Europe, South Asia, and South America.

Investors’ renewed risk aversion, especially in the second half of the year, worked in favor of our single utility investment. Calpine Corp. is a California-based, independent

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RS GLOBAL NATURAL RESOURCES FUND

wholesale power company that we believe benefits from an advantaged market position. It proved another strong contributor to the Fund’s relative performance in 2011.

Relative performance was hindered in part by stock selection in the energy sector, where the Fund remained underweight relative to the benchmark S&P North American Natural Resources Sector Index™. Detractors included Talisman Energy Inc., a diversified upstream oil and gas company that operates in North America, the North Sea, and Southeast Asia. In July, the company announced that its production failed to keep pace with expectations during the first half of 2011.

Fears of slowing global economic growth also weighed on shares of several other commodities-related stocks. These included Taseko Mines Ltd., a Canadian copper mining company, and Peabody Energy Corp., a global thermal and metallurgical coal mining company. Despite the recent divergence between fundamentals and share price performance for many commodities-related companies, we seek to identify what we view as low-cost producers of advantaged assets. These are companies that, in our view, are well-positioned to generate attractive long-term returns irrespective of changes in commodity prices. We also seek to diversify our holdings across a broad array of commodities.

Outlook

The longer-term outlook for natural resources remains positive, in our view. Supply costs for many commodities have been rising for geological reasons, excess capacity has remained relatively low, the longer-term demand trends from emerging market countries have been favorable, and the risk of inflation in basic commodities has continued to rise. Our goal is to continue to provide our shareholders with exposure to what we view as the most advantaged natural resource companies across the commodities spectrum when we believe valuations are attractive.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. Investing in small-and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

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RS GLOBAL NATURAL RESOURCES FUND

Characteristics (unaudited)

Total Net Assets: $3,090,022,584

Top Ten Holdings[4]

Holding	% of Total Net Assets
Denbury Resources, Inc.	4.90%
Southwestern Energy Co.	4.59%
Martin Marietta Materials, Inc.	4.53%
Occidental Petroleum Corp.	4.51%
Compass Minerals International, Inc.	4.24%
Tullow Oil PLC	4.12%
Goldcorp, Inc.	4.11%
Antofagasta PLC	4.09%
Oil Search Ltd.	3.93%
Total	39.02%

Sector Allocation[5]

1

The S&P North American Natural Resources Sector Index™ is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
5	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

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RS GLOBAL NATURAL RESOURCES FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (11/15/95)
without sales charge	-7.31%	20.23%	4.08%	15.43%	10.57%
with maximum sales charge	-11.71%	18.29%	3.07%	14.87%	10.23%
Class C Shares (5/1/07)
without sales charge	-8.01%	19.31%	—	—	0.62%
with sales charge	-8.92%	19.31%	—	—	0.62%
Class K Shares (12/4/06)	-7.71%	19.65%	3.57%	—	2.53%
Class Y Shares (5/1/07)	-7.02%	20.62%	—	—	1.76%
S&P North American Natural Resources Sector IndexTM [1]	-7.35%	16.44%	4.04%	10.99%	n/a
MSCI World Commodity Producer Index[2]	-8.60%	12.35%	2.70%	11.17%	n/a
S&P 500® Index[3]	2.11%	14.11%	-0.25%	2.92%	6.67%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Global Natural Resources Fund, the S&P North American Natural Resources Sector Index™, the MSCI World Commodity Producers Index, and the S&P 500® Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75% that an investor may have to pay when purchasing Class A shares of the Fund. Hypothetical $10,000 investments made upon the inception of Class C shares (5/1/07), Class K shares (12/4/06), and Class Y shares (5/1/07) would have the following values as of December 31, 2011: $10,291 (Class C), $11,353 (Class K), and $10,851 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	27

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
RS Partners Fund	Class A	$1,000.00	$888.10	$6.95	1.46%
	Class K	$1,000.00	$885.60	$9.79	2.06%
	Class Y	$1,000.00	$889.30	$5.76	1.21%
RS Value Fund	Class A	$1,000.00	$872.70	$6.04	1.28%
	Class C	$1,000.00	$869.30	$9.56	2.03%
	Class K	$1,000.00	$870.90	$7.92	1.68%
	Class Y	$1,000.00	$873.40	$5.01	1.06%
RS Large Cap Alpha Fund	Class A	$1,000.00	$894.80	$4.35	0.91%
	Class B	$1,000.00	$890.50	$8.39	1.76%
	Class C	$1,000.00	$890.70	$8.24	1.73%
	Class K	$1,000.00	$892.90	$6.54	1.37%
	Class Y	$1,000.00	$896.10	$3.06	0.64%
RS Investors Fund	Class A	$1,000.00	$901.20	$6.23	1.30%
	Class C	$1,000.00	$897.20	$9.80	2.05%
	Class K	$1,000.00	$898.40	$8.13	1.70%
	Class Y	$1,000.00	$901.70	$5.03	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$887.40	$7.04	1.48%
	Class C	$1,000.00	$884.10	$10.45	2.20%
	Class K	$1,000.00	$885.60	$8.94	1.88%
	Class Y	$1,000.00	$888.90	$5.38	1.13%
Based on Hypothetical Return (5% Return Before Expenses)
RS Partners Fund	Class A	$1,000.00	$1,017.85	$7.43	1.46%
	Class K	$1,000.00	$1,014.82	$10.46	2.06%
	Class Y	$1,000.00	$1,019.11	$6.16	1.21%
RS Value Fund	Class A	$1,000.00	$1,018.75	$6.51	1.28%
	Class C	$1,000.00	$1,014.97	$10.31	2.03%
	Class K	$1,000.00	$1,016.74	$8.54	1.68%
	Class Y	$1,000.00	$1,019.86	$5.40	1.06%
RS Large Cap Alpha Fund	Class A	$1,000.00	$1,020.62	$4.63	0.91%
	Class B	$1,000.00	$1,016.33	$8.94	1.76%
	Class C	$1,000.00	$1,016.48	$8.79	1.73%
	Class K	$1,000.00	$1,018.30	$6.97	1.37%
	Class Y	$1,000.00	$1,021.98	$3.26	0.64%
RS Investors Fund	Class A	$1,000.00	$1,018.65	$6.61	1.30%
	Class C	$1,000.00	$1,014.87	$10.41	2.05%
	Class K	$1,000.00	$1,016.64	$8.64	1.70%
	Class Y	$1,000.00	$1,019.91	$5.35	1.05%
RS Global Natural Resources Fund	Class A	$1,000.00	$1,017.74	$7.53	1.48%
	Class C	$1,000.00	$1,014.12	$11.17	2.20%
	Class K	$1,000.00	$1,015.73	$9.55	1.88%
	Class Y	$1,000.00	$1,019.51	$5.75	1.13%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	www.RSinvestments.com

Financial Information

Year Ended December 31, 2011

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2011	Foreign Currency	Shares	Value
Common Stocks – 88.2%
Advertising Agencies – 3.9%
Groupe Aeroplan, Inc.	CAD	5,987,120	$70,170,516

			70,170,516
Auto Parts – 0.8%
BorgWarner, Inc.(1)		221,498	14,118,283

			14,118,283
Banks: Diversified – 6.1%
Associated Banc-Corp.		3,506,885	39,171,905
Commerce Bancshares, Inc.		352,113	13,422,548
First Horizon National Corp.		6,743,016	53,944,128
Susquehanna Bancshares, Inc.		301,189	2,523,964

			109,062,545
Biotechnology – 3.1%
Myriad Genetics, Inc.(1)		2,680,846	56,136,915

			56,136,915
Computer Services, Software & Systems – 11.5%
Acxiom Corp.(1)(2)		5,030,401	61,421,196
AOL, Inc.(1)		4,434,397	66,959,395
DST Systems, Inc.		761,366	34,657,380
Parametric Technology Corp.(1)		2,426,864	44,314,537

			207,352,508
Consumer Electronics – 2.8%
Harman International Industries, Inc.		1,339,636	50,959,753

			50,959,753
Consumer Lending – 1.5%
MoneyGram International, Inc.(1)		1,524,968	27,068,182

			27,068,182
Financial Data & Systems – 2.7%
Euronet Worldwide, Inc.(1)(2)		2,596,861	47,989,991

			47,989,991
Health Care Facilities – 2.4%
VCA Antech, Inc.(1)		2,228,000	44,003,000

			44,003,000
Health Care Management Services – 1.5%
Magellan Health Services, Inc.(1)		531,557	26,296,125

			26,296,125
Insurance: Life – 6.5%
StanCorp Financial Group, Inc.		1,541,223	56,639,945
Torchmark Corp.		1,380,376	59,894,515

			116,534,460

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

December 31, 2011	Foreign Currency	Shares	Value
Insurance: Multi-Line – 1.5%
eHealth, Inc.(1)(2)		1,799,315	$26,449,930

			26,449,930
Insurance: Property-Casualty – 1.8%
Genworth MI Canada, Inc.	CAD	1,580,870	31,811,372

			31,811,372
Medical Equipment – 2.6%
Sirona Dental Systems, Inc.(1)		1,067,196	46,999,312

			46,999,312
Metals & Minerals: Diversified – 3.8%
Compass Minerals International, Inc.		996,822	68,631,195

			68,631,195
Oil: Crude Producers – 9.5%
Concho Resources, Inc.(1)		490,557	45,989,719
Denbury Resources, Inc.(1)		3,388,212	51,162,001
Laredo Petroleum Holdings, Inc.(1)		653,157	14,565,401
Peyto Exploration & Development Corp.	CAD	2,477,659	59,317,893

			171,035,014
Precious Metals & Minerals – 3.0%
New Gold, Inc.(1)		5,429,214	54,726,477

			54,726,477
Real Estate Investment Trusts – 1.3%
Redwood Trust, Inc.		2,266,500	23,072,970

			23,072,970
Scientific Instruments: Pollution Control – 3.1%
Waste Connections, Inc.		1,664,096	55,148,141

			55,148,141
Semiconductors & Components – 5.2%
Atmel Corp.(1)		6,003,325	48,626,932
Integrated Device Technology, Inc.(1)(2)		8,407,787	45,906,517

			94,533,449
Specialty Retail – 4.7%
GameStop Corp., Class A(1)		3,531,289	85,210,004

			85,210,004
Textiles, Apparel & Shoes – 2.2%
Guess?, Inc.		1,307,984	39,004,083

			39,004,083
Utilities: Gas Distributors – 2.8%
Questar Corp.		2,549,500	50,633,070

			50,633,070

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

SCHEDULE OF INVESTMENTS — RS PARTNERS FUND

December 31, 2011	Shares	Value
Utilities: Miscellaneous – 3.9%
Calpine Corp.(1)	4,327,477	$70,667,699

		70,667,699
Total Common Stocks (Cost $1,415,795,161)		1,587,614,994

	Shares	Value
Depositary Securities – 1.1%
Asset Management & Custodian – 1.1%
AP Alternative Assets, L.P.(3)(4)	2,415,952	20,414,794

		20,414,794
Total Depositary Securities (Cost $35,608,786)		20,414,794

	Principal Amount	Value
Repurchase Agreements – 11.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $203,412,226, due 1/3/2012(5)	$203,412,000	203,412,000
Total Repurchase Agreements (Cost $203,412,000)		203,412,000
Total Investments - 100.6% (Cost $1,654,815,947)		1,811,441,788
Other Liabilities, Net - (0.6)%		(10,089,602)
Total Net Assets - 100.0%		$1,801,352,186

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $20,414,794, representing 1.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Restricted depositary units.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.125%	11/30/2014	$35,279,950

U.S. Treasury Note	2.25%	3/31/2016	53,562,500

U.S. Treasury Note	1.50%	6/30/2016	38,199,200

U.S. Treasury Note	0.50%	10/15/2014	80,440,525

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS PARTNERS FUND

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$1,587,614,994	$—	$—	$1,587,614,994

Depositary Securities	20,414,794	—	—	20,414,794

Repurchase Agreements	—	203,412,000	—	203,412,000

Total	$1,608,029,788	$203,412,000	$—	$1,811,441,788

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS – RS VALUE FUND

December 31, 2011	Foreign Currency	Shares	Value
Common Stocks – 89.1%
Advertising Agencies – 2.2%
Groupe Aeroplan, Inc.	CAD	2,774,852	$32,521,946

			32,521,946
Back Office Support, HR and Consulting – 0.7%
Synopsys, Inc.(1)		389,159	10,585,125

			10,585,125
Banks: Diversified – 9.0%
Associated Banc-Corp.		2,817,805	31,474,882
First Horizon National Corp.		6,718,605	53,748,840
KeyCorp		5,894,370	45,327,705

			130,551,427
Biotechnology – 3.7%
Life Technologies Corp.(1)		1,396,200	54,326,142

			54,326,142
Building Materials – 4.6%
Martin Marietta Materials, Inc.		876,973	66,132,534

			66,132,534
Chemicals: Diversified – 10.1%
Airgas, Inc.		576,919	45,045,835
Eastman Chemical Co.		1,060,810	41,435,239
FMC Corp.		694,121	59,722,171

			146,203,245
Coal – 2.1%
Peabody Energy Corp.		916,720	30,352,599

			30,352,599
Computer Services, Software & Systems – 3.8%
Symantec Corp.(1)		3,561,600	55,739,040

			55,739,040
Containers & Packaging – 3.3%
Crown Holdings, Inc.(1)		1,421,200	47,723,896

			47,723,896
Diversified Financial Services –2.2%
Ameriprise Financial, Inc.		627,842	31,166,077

			31,166,077
Electronic Entertainment – 2.2%
Activision Blizzard, Inc.		2,601,092	32,045,453

			32,045,453
Insurance: Life – 3.1%
Aflac, Inc.		1,042,169	45,084,231

			45,084,231

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS VALUE FUND

December 31, 2011	Foreign Currency	Shares	Value
Insurance: Multi-Line – 3.6%
Willis Group Holdings PLC		1,347,277	$52,274,348

			52,274,348
Insurance: Property - Casualty – 3.5%
RenaissanceRe Holdings Ltd.		677,743	50,403,747

			50,403,747
Oil: Crude Producers – 13.4%
ARC Resources Ltd.	CAD	1,727,400	42,559,745
Denbury Resources, Inc.(1)		3,167,193	47,824,614
Southwestern Energy Co.(1)		1,646,634	52,593,490
Talisman Energy, Inc.		4,017,758	51,226,415

			194,204,264
Pharmaceuticals – 3.8%
Warner Chilcott PLC, Class A(1)		3,633,338	54,972,404

			54,972,404
Semiconductors & Components – 3.1%
Atmel Corp.(1)		5,461,658	44,239,430

			44,239,430
Specialty Retail – 10.0%
Advance Auto Parts, Inc.		606,066	42,200,375
GameStop Corp., Class A(1)		2,407,382	58,090,128
The Gap, Inc.		2,387,996	44,297,326

			144,587,829
Utilities: Gas Distributors – 0.0%
Questar Corp.		2,900	57,594

			57,594
Utilities: Miscellaneous – 4.7%
Calpine Corp.(1)		4,185,370	68,347,092

			68,347,092
Total Common Stocks (Cost $1,203,450,343)			1,291,518,423

		Shares	Value
Depositary Securities – 1.1%
Asset Management & Custodian – 1.1%
AP Alternative Assets, L.P.(2)(3)		1,843,994	15,581,749

			15,581,749
Total Depositary Securities (Cost $34,101,277)			15,581,749

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS – RS VALUE FUND

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 10.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $146,452,163, due 1/3/2012(4)	$146,452,000	$146,452,000
Total Repurchase Agreements (Cost $146,452,000)		146,452,000
Total Investments - 100.3% (Cost $1,384,003,620)		1,453,552,172
Other Liabilities, Net - (0.3)%		(3,839,203)
Total Net Assets - 100.0%		$1,449,712,969

(1)	Non-income producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $15,581,749, representing 1.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Restricted depositary units.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	0.50%	10/15/2014	$149,383,094

Legend:

Foreign-Denominated Security

CAD – Canadian Dollar

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$1,291,518,423	$—	$—	$1,291,518,423

Depositary Securities	15,581,749	—	—	15,581,749

Repurchase Agreements	—	146,452,000	—	146,452,000

Total	$1,307,100,172	$146,452,000	$—	$1,453,552,172

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA FUND

December 31, 2011	Shares	Value
Common Stocks – 89.5%
Aerospace – 2.3%
Lockheed Martin Corp.	195,130	$15,786,017

		15,786,017
Asset Management & Custodian – 2.2%
State Street Corp.	368,513	14,854,759

		14,854,759
Back Office Support, HR and Consulting – 1.5%
Synopsys, Inc.(1)	373,002	10,145,654

		10,145,654
Banks: Diversified – 3.4%
KeyCorp	2,978,800	22,906,972

		22,906,972
Building Materials – 4.3%
Martin Marietta Materials, Inc.	383,295	28,904,276

		28,904,276
Chemicals: Specialty – 3.7%
Praxair, Inc.	231,692	24,767,875

		24,767,875
Computer Services, Software & Systems – 8.2%
Microsoft Corp.	1,109,004	28,789,744
Symantec Corp.(1)	1,718,200	26,889,830

		55,679,574
Consumer Services: Miscellaneous – 3.0%
eBay, Inc.(1)	666,025	20,200,538

		20,200,538
Diversified Manufacturing Operations – 3.1%
Honeywell International, Inc.	389,353	21,161,336

		21,161,336
Diversified Media – 1.9%
News Corp., Class A	729,875	13,020,970

		13,020,970
Drug & Grocery Store Chains – 4.0%
CVS Caremark Corp.	661,725	26,985,146

		26,985,146
Electronic Entertainment – 2.3%
Activision Blizzard, Inc.	1,245,988	15,350,572

		15,350,572
Insurance: Life – 5.2%
Aflac, Inc.	506,389	21,906,388
Prudential Financial, Inc.	270,700	13,567,484

		35,473,872

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS – RS LARGE CAP ALPHA FUND

December 31, 2011	Shares	Value
Insurance: Multi-Line – 2.5%
MetLife, Inc.	541,400	$16,880,852

		16,880,852
Insurance: Property-Casualty – 2.5%
The Allstate Corp.	621,200	17,027,092

		17,027,092
Metals & Minerals: Diversified – 2.0%
BHP Billiton Ltd., ADR	191,469	13,523,456

		13,523,456
Oil: Crude Producers – 10.9%
Occidental Petroleum Corp.	301,351	28,236,589
Southwestern Energy Co.(1)	779,872	24,909,111
Talisman Energy, Inc.	1,645,980	20,986,245

		74,131,945
Pharmaceuticals – 10.7%
Merck & Co., Inc.	635,504	23,958,501
Pfizer, Inc.	1,153,600	24,963,904
Warner Chilcott PLC, Class A(1)	1,577,157	23,862,385

		72,784,790
Precious Metals & Minerals – 2.8%
Goldcorp, Inc.	436,409	19,311,098

		19,311,098
Securities Brokerage & Services – 1.8%
The Charles Schwab Corp.	1,075,385	12,108,835

		12,108,835
Specialty Retail – 3.4%
The Gap, Inc.	1,247,973	23,149,899

		23,149,899
Telecommunications Equipment – 3.8%
Motorola Solutions, Inc.	559,200	25,885,368

		25,885,368
Transportation Miscellaneous – 4.0%
United Parcel Service, Inc., Class B	367,700	26,911,963

		26,911,963
Total Common Stocks (Cost $578,325,494)		606,952,859

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA FUND

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 10.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $73,548,082, due 1/3/2012(2)	$73,548,000	$73,548,000
Total Repurchase Agreements (Cost $73,548,000)		73,548,000
Total Investments - 100.3% (Cost $651,873,494)		680,500,859
Other Liabilities, Net - (0.3)%		(2,083,092)
Total Net Assets - 100.0%		$678,417,767

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.50%	6/30/2016	$75,020,400

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$606,952,859	$—	$—	$606,952,859

Repurchase Agreements	—	73,548,000	—	73,548,000

Total	$606,952,859	$73,548,000	$—	$680,500,859

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

December 31, 2011	Shares	Value
Common Stocks – 91.3%
Banks: Diversified – 8.7%
First Horizon National Corp.	86,015	$688,120
KeyCorp	86,000	661,340

		1,349,460
Biotechnology – 3.1%
Myriad Genetics, Inc.(1)	23,154	484,845

		484,845
Building Materials – 4.0%
Martin Marietta Materials, Inc.	8,120	612,329

		612,329
Chemicals: Diversified – 4.3%
FMC Corp.	7,700	662,508

		662,508
Chemicals: Specialty – 3.3%
Praxair, Inc.	4,779	510,875

		510,875
Computer Services, Software & Systems – 12.9%
Acxiom Corp.(1)	60,673	740,817
AOL, Inc.(1)	31,500	475,650
Microsoft Corp.	30,300	786,588

		2,003,055
Consumer Services: Miscellaneous – 3.0%
eBay, Inc.(1)	15,500	470,115

		470,115
Diversified Financial Services – 3.3%
Ameriprise Financial, Inc.	10,400	516,256

		516,256
Insurance: Life – 3.1%
Aflac, Inc.	11,000	475,860

		475,860
Insurance: Multi-Line – 3.3%
Willis Group Holdings PLC	13,013	504,904

		504,904
Metals & Minerals: Diversified – 3.8%
Compass Minerals International, Inc.	8,440	581,094

		581,094
Oil: Crude Producers – 11.8%
Denbury Resources, Inc.(1)	38,063	574,751
Occidental Petroleum Corp.	7,300	684,010
Southwestern Energy Co.(1)	17,706	565,530

		1,824,291

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTORS FUND

December 31, 2011	Shares	Value
Pharmaceuticals – 8.2%
Pfizer, Inc.	23,600	$510,704
Warner Chilcott PLC, Class A(1)	49,600	750,448

		1,261,152
Precious Metals & Minerals – 2.6%
Goldcorp, Inc.	9,052	400,551

		400,551
Specialty Retail – 5.4%
GameStop Corp., Class A(1)	34,898	842,089

		842,089
Telecommunications Equipment – 3.0%
Motorola Solutions, Inc.	10,000	462,900

		462,900
Transportation Miscellaneous – 3.2%
United Parcel Service, Inc., Class B	6,700	490,373

		490,373
Utilities: Miscellaneous – 4.3%
Calpine Corp.(1)	40,506	661,463

		661,463

Total Common Stocks (Cost $13,081,699)		14,114,120

	Principal Amount	Value
Repurchase Agreements – 8.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $1,341,001, due 1/3/2012(2)	$1,341,000	1,341,000
Total Repurchase Agreements (Cost $1,341,000)		1,341,000
Total Investments - 100.0% (Cost $14,422,699)		15,455,120
Other Assets, Net - 0.0%		6,388
Total Net Assets - 100.0%		$15,461,508

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.00%	11/15/2021	$1,370,244

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS INVESTORS FUND

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$14,114,120	$—	$—	$14,114,120

Repurchase Agreements	—	1,341,000	—	1,341,000

Total	$14,114,120	$1,341,000	$—	$15,455,120

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2011	Foreign Currency	Shares	Value
Common Stocks – 91.2%
Building Materials – 4.5%
Martin Marietta Materials, Inc.		1,856,081	$139,967,068

			139,967,068
Chemicals: Diversified – 4.3%
Eastman Chemical Co.		641,222	25,046,131
FMC Corp.		1,241,217	106,794,311

			131,840,442
Chemicals: Specialty – 2.2%
Praxair, Inc.		638,955	68,304,290

			68,304,290
Coal – 3.0%
Peabody Energy Corp.		2,806,203	92,913,381

			92,913,381
Copper – 6.2%
Antofagasta PLC	GBP	6,705,007	126,516,442
Taseko Mines Ltd.(1)(2)		23,960,835	65,413,080

			191,929,522
Gas Pipeline – 2.9%
EQT Corp.		1,627,497	89,170,561

			89,170,561
Insurance: Multi-Line – 1.1%
PICO Holdings, Inc.(1)(2)		1,556,353	32,029,745

			32,029,745
Metals & Minerals: Diversified – 10.6%
BHP Billiton Ltd., ADR		1,249,800	88,273,374
Compass Minerals International, Inc.(2)		1,904,046	131,093,567
Iluka Resources Ltd.	AUD	2,908,999	46,117,537
Vale S.A., ADR		2,864,100	61,434,945

			326,919,423
Oil: Crude Producers – 43.3%
ARC Resources Ltd.	CAD	3,867,187	95,279,896
Concho Resources, Inc.(1)		944,497	88,546,594
Denbury Resources, Inc.(1)		10,017,836	151,269,323
Laredo Petroleum Holdings, Inc.(1)		1,101,582	24,565,278
Occidental Petroleum Corp.		1,488,863	139,506,463
Oil Search Ltd.	AUD	18,999,782	121,456,138
Peyto Exploration & Development Corp.	CAD	3,743,474	89,622,901
QEP Resources, Inc.		2,580,121	75,597,545
Range Resources Corp.		1,957,073	121,221,102
Salamander Energy PLC(1)(2)	GBP	14,270,218	44,744,369
Southwestern Energy Co.(1)		4,440,215	141,820,467
Talisman Energy, Inc.		9,232,453	117,713,776
Tullow Oil PLC	GBP	5,853,030	127,438,374

			1,338,782,226

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES FUND

December 31, 2011	Shares	Value
Precious Metals & Minerals – 9.2%
Barrick Gold Corp.	1,201,200	$54,354,300
Goldcorp, Inc.	2,872,541	127,109,939
New Gold, Inc.(1)	10,296,102	103,784,708

		285,248,947
Utilities: Miscellaneous – 3.9%
Calpine Corp.(1)	7,425,753	121,262,546

		121,262,546
Total Common Stocks (Cost $2,561,501,618)		2,818,368,151

	Principal Amount	Value
Repurchase Agreements – 8.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $267,383,297, due 1/3/2012(3)	$267,383,000	267,383,000
Total Repurchase Agreements (Cost $267,383,000)		267,383,000
Total Investments - 99.9% (Cost $2,828,884,618)		3,085,751,151
Other Assets, Net - 0.1%		4,271,433
Total Net Assets - 100.0%		$3,090,022,584

(1)	Non-income producing security.
(2)	Affiliated issuer. See 2d in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	4.375%	5/15/2040	$29,117,388

U.S. Treasury Note	2.625%	8/15/2020	54,375,000

U.S. Treasury Note	1.50%	6/30/2016	137,300,800

U.S. Treasury Note	1.50%	7/31/2016	51,937,500

Legend:

Foreign-Denominated Security

AUD – Australian Dollar

CAD – Canadian Dollar

GBP – Great British Pound

ADR – American Depositary Receipt.

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES FUND

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$2,818,368,151	$—	$—	$2,818,368,151

Repurchase Agreements	—	267,383,000	—	267,383,000

Total	$2,818,368,151	$267,383,000	$—	$3,085,751,151

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	45

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2011	RS Partners
Assets
Investments in unaffiliated issuers, at value	$1,426,262,154
Investments in affiliated issuers, at value	181,767,634
Repurchase agreements	203,412,000

Total Investments	1,811,441,788
Cash and cash equivalents	132
Foreign currency, at value	749,308
Receivable for fund shares subscribed	9,839,312
Receivable for investments sold	2,141,901
Dividends/interest receivable	453,734

Total Assets	1,824,626,175

Liabilities
Payable for fund shares redeemed	20,960,971
Payable to adviser	1,682,337
Payable to distributor	89,772
Accrued trustees’ fees	19,798
Payable for investments purchased	—
Accrued expenses/other liabilities	521,111

Total Liabilities	23,273,989

Total Net Assets	$1,801,352,186

Net Assets Consist of:
Paid-in capital	$1,640,326,785
Accumulated net investment income/(loss)	—
Accumulated net realized gain/(loss) from investments and foreign currency transactions	4,397,385
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	156,628,016

Total Net Assets	$1,801,352,186

Investments in Unaffiliated Issuers, at Cost	$1,465,774,739

Investments in Affiliated Issuers, at Cost	$189,041,208

Foreign Currency, at Cost	$747,803

Pricing of Shares
Net Assets:
Class A	$1,290,312,726
Class B	—
Class C	—
Class K	3,976,442
Class Y	507,063,018
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	44,062,769
Class B	—
Class C	—
Class K	138,317
Class Y	17,142,422
Net Asset Value Per Share:
Class A	$29.28
Class B	—
Class C	—
Class K	28.75
Class Y	29.58
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$30.74

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$1,307,100,172	$606,952,859	$14,114,120	$2,545,087,390
—	—	—	273,280,761
146,452,000	73,548,000	1,341,000	267,383,000

1,453,552,172	680,500,859	15,455,120	3,085,751,151
435	640	892	639
347,282	—	—	23,703
2,313,194	241,853	31,126	22,627,621
—	—	—	—
1,435,334	870,137	10,957	1,557,712

1,457,648,417	681,613,489	15,498,095	3,109,960,826

6,405,150	1,292,479	7,825	9,224,709
769,837	289,761	5,943	2,381,938
64,018	45,464	1,012	125,175
17,330	7,836	157	28,855
231,433	1,408,452	6,828	7,290,749
447,680	151,730	14,822	886,816

7,935,448	3,195,722	36,587	19,938,242

$1,449,712,969	$678,417,767	$15,461,508	$3,090,022,584

$1,608,335,142	$805,935,184	$20,733,483	$2,844,792,067
(41,391)	887,812	—	(167,923)
(228,130,679)	(157,032,594)	(6,304,396)	(11,464,315)
69,549,897	28,627,365	1,032,421	256,862,755

$1,449,712,969	$678,417,767	$15,461,508	$3,090,022,584

$1,384,003,620	$651,873,494	$14,422,699	$2,477,019,195

$—	$—	$—	$351,865,423

$346,585	$—	$—	$23,229

$805,042,559	$485,820,498	$11,715,010	$1,397,688,106
—	6,965,537	—	—
27,850,662	27,322,866	641,704	105,206,463
3,183,974	13,667,317	150,582	5,438,501
613,635,774	144,641,549	2,954,212	1,581,689,514

34,943,248	12,626,883	1,566,970	40,395,009
—	191,652	—	—
1,246,050	766,805	89,634	3,159,101
140,075	355,776	21,022	161,174
26,463,808	3,769,046	392,654	45,059,329

$23.04	$38.48	$7.48	$34.60
—	36.34	—	—
22.35	35.63	7.16	33.30
22.73	38.42	7.16	33.74
23.19	38.38	7.52	35.10
4.75%	4.75%	4.75%	4.75%
$24.19	$40.39	$7.85	$36.33

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2011	RS Partners
Investment Income
Dividends	$15,564,030
Dividends from affiliated issuers	—
Interest	45,301
Withholding taxes on foreign dividends	(892,985)

Total Investment Income	14,716,346

Expenses
Investment advisory fees	20,929,783
Distribution fees	3,867,910
Transfer agent fees	2,956,122
Shareholder reports	460,554
Administrative service fees	265,035
Custodian fees	211,844
Professional fees	190,972
Trustees’ fees	83,738
Registration fees	71,382
Insurance expense	64,987
Other expenses	50,105

Total Expenses	29,152,432

Less: Fee waiver by adviser	—
Less: Custody credits	(4)

Total Expenses, Net	29,152,428

Net Investment Income/(Loss)	(14,436,082)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	163,955,148
Net realized loss from investments in affiliated issuers	(794,009)
Net realized loss from foreign currency transactions	(199,274)
Net change in unrealized depreciation on investments	(271,289,778)
Net change in unrealized depreciation on investments in affiliated issuers	(37,625,080)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	4,105

Net Loss on Investments and Foreign Currency Transactions	(145,948,888)

Net Decrease in Net Assets Resulting from Operations	$(160,384,970)

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value	RS Large Cap Alpha	RS Investors	RS Global Natural Resources

$18,467,708	$12,283,276	$193,468	$28,729,327
—	—	—	2,459,810
23,500	5,467	159	28,250
(583,319)	(107,513)	(2,917)	(1,718,149)

17,907,889	12,181,230	190,710	29,499,238

16,117,946	4,039,896	172,168	27,806,156
3,516,070	2,368,935	40,514	4,759,762
3,190,930	851,239	25,920	3,316,895
413,944	103,055	4,347	573,770
240,955	101,812	2,193	345,678
198,786	93,525	9,607	365,172
174,258	87,735	36,061	254,573
76,839	32,475	676	110,390
140,800	84,113	58,619	285,014
61,187	25,641	529	60,481
45,429	(1,614)	662	53,757

24,177,144	7,786,812	351,296	37,931,648

(1,129,825)	—	(141,550)	(759,446)
(14)	(4)	—	(64)

23,047,305	7,786,808	209,746	37,172,138

(5,139,416)	4,394,422	(19,036)	(7,672,900)

221,885,776	64,416,240	1,884,134	95,334,454
—	—	—	—
(192,563)	(408)	(430)	(614,759)
(458,538,098)	(156,000,476)	(2,714,209)	(277,248,125)
—	—	—	(79,436,391)

(1,039)	(253)	66	(8,806)

(236,845,924)	(91,584,897)	(830,439)	(261,973,627)

$(241,985,340)	$(87,190,475)	$(849,475)	$(269,646,527)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Partners

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income/(loss)	$(14,436,082)	$(19,169,976)
Net realized gain from investments and foreign currency transactions	162,961,865	164,421,982
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(308,910,753)	330,484,657

Net Increase/(Decrease) in Net Assets Resulting from Operations	(160,384,970)	475,736,663

Distributions to Shareholders
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class K	—	—
Class Y	—	—
Net realized gain on investments
Class A	(53,737,466)	—
Class K	(175,384)	—
Class Y	(20,876,465)	—

Total Distributions	(74,789,315)	—

Capital Share Transactions
Proceeds from sales of shares	462,900,810	690,492,394
Reinvestment of distributions	69,137,885	—
Cost of shares redeemed	(714,697,019)	(673,206,081)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(182,658,324)	17,286,313

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	(417,832,609)	493,022,976

Net Assets
Beginning of year	2,219,184,795	1,726,161,819

End of year	$1,801,352,186	$2,219,184,795

Accumulated Undistributed Net Investment Loss Included in Net Assets	$—	$—

Other Information:
Shares
Sold	14,090,272	24,096,934
Reinvested	2,431,979	—
Redeemed	(22,144,184)	(23,846,265)

Net Increase/(Decrease)	(5,621,933)	250,669

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Value		RS Large Cap Alpha

For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/11	For the Year Ended 12/31/10

$(5,139,416)	$(8,204,738)	$4,394,422	$1,997,058
221,693,213	25,835,859	64,415,832	65,665,486
(458,539,137)	417,324,591	(156,000,729)	55,228,356

(241,985,340)	434,955,712	(87,190,475)	122,890,900

—	—	(2,949,876)	(11,594,108)
—	—	—	(326,525)
—	—	—	(691,005)
—	—	—	(378,081)
—	—	(1,482,399)	(418,558)

—	—	—	—
—	—	—	—
—	—	—	—

—	—	(4,432,275)	(13,408,277)

512,882,867	1,077,178,968	247,793,097	115,407,113
—	—	4,174,937	12,601,085
(907,179,360)	(1,198,641,890)	(340,731,315)	(164,659,804)

(394,296,493)	(121,462,922)	(88,763,281)	(36,651,606)

—	—	926,073	—

(636,281,833)	313,492,790	(179,459,958)	72,831,017

2,085,994,802	1,772,502,012	857,877,725	785,046,708

$1,449,712,969	$2,085,994,802	$678,417,767	$857,877,725

$(41,391)	$(13,644)	$887,812	$—

20,741,011	47,734,546	5,955,833	3,025,976
—	—	111,873	302,487
(38,397,078)	(53,140,383)	(8,662,392)	(4,326,288)

(17,656,067)	(5,405,837)	(2,594,686)	(997,825)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS Investors

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(19,036)	$(27,246)
Net realized gain from investments and foreign currency transactions	1,883,704	441,815
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(2,714,143)	2,973,750

Net Increase/(Decrease) in Net Assets Resulting from Operations	(849,475)	3,388,319

Distributions to Shareholders
Net realized gain on investments
Class A	—	—
Class C	—	—
Class K	—	—
Class Y	—	—

Total Distributions	—	—

Capital Share Transactions
Proceeds from sales of shares	3,555,681	5,601,735
Reinvestment of distributions	—	—
Cost of shares redeemed	(4,707,364)	(4,978,615)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,151,683)	623,120

Net Increase/(Decrease) in Net Assets	(2,001,158)	4,011,439

Net Assets
Beginning of year	17,462,666	13,451,227

End of year	$15,461,508	$17,462,666

Accumulated Undistributed Net Investment Loss Included in Net Assets	$—	$(30)

Other Information:
Shares
Sold	453,973	800,642
Reinvested	—	—
Redeemed	(600,846)	(714,222)

Net Increase/(Decrease)	(146,873)	86,420

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Global Natural Resources

For the Year Ended 12/31/11	For the Year Ended 12/31/10

$(7,672,900)	$(5,130,405)
94,719,695	105,448,626
(356,693,322)	270,342,586

(269,646,527)	370,660,807

(8,955,061)	—
(692,263)	—
(37,285)	—
(9,932,796)	—

(19,617,405)	—

2,316,832,424	961,542,647
15,939,209	—
(971,591,652)	(460,125,725)

1,361,179,981	501,416,922

1,071,916,049	872,077,729

2,018,106,535	1,146,028,806

$3,090,022,584	$2,018,106,535

$(167,923)	$—

61,071,150	30,254,722
472,162	—
(26,341,102)	(14,939,226)

35,202,210	15,315,496

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period since inception of each Fund's share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Partners Fund
Class A
Year Ended 12/31/11	$33.09	$(0.27)	$(2.28)	$(2.55)	$—	$(1.26)
Year Ended 12/31/10	25.86	(0.33)	7.56	7.23	—	—
Year Ended 12/31/09	18.00	(0.16)	8.02	7.86	—	—
Year Ended 12/31/08	30.81	(0.17)	(11.79)	(11.96)	—	(0.85)
Year Ended 12/31/07	35.04	(0.03)	(1.31)	(1.34)	(0.12)	(2.77)

Class K
Year Ended 12/31/11	$32.67	$(0.51)	$(2.15)	$(2.66)	$—	$(1.26)
Year Ended 12/31/10	25.66	(1.21)	8.22	7.01	—	—
Year Ended 12/31/09	17.91	(0.22)	7.97	7.75	—	—
Year Ended 12/31/08	30.77	(0.20)	(11.81)	(12.01)	—	(0.85)
Year Ended 12/31/07	35.05	(0.14)	(1.36)	(1.50)	(0.01)	(2.77)

Class Y
Year Ended 12/31/11	$33.31	$(0.16)	$(2.31)	$(2.47)	$—	$(1.26)
Year Ended 12/31/10	25.95	(0.21)	7.57	7.36	—	—
Year Ended 12/31/09	17.99	(0.09)	8.05	7.96	—	—
Year Ended 12/31/08	30.74	0.03	(11.93)	(11.90)	—	(0.85)
Period From 5/1/07[3] to 12/31/07[4]	37.83	0.15	(4.20)	(4.05)	(0.27)	(2.77)

See notes to Financial Highlights on page 62 - 63.

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.26)	$29.28	(7.59)%	$1,290,313	1.47%	1.47%	(0.77)%	(0.77)%	40%
—	33.09	27.96%	1,675,852	1.49%	1.50%	(1.07)%	(1.08)%	61%
—	25.86	43.67%	1,442,762	1.49%	1.56%	(0.72)%	(0.79)%	64%
(0.85)	18.00	(38.63)%	1,045,803	1.49%	1.52%	(0.50)%	(0.53)%	64%
(2.89)	30.81	(3.78)%	2,187,893	1.49%	1.51%	(0.12)%	(0.14)%	57%

$(1.26)	$28.75	(8.03)%	$3,976	1.96%	1.96%	(1.25)%	(1.25)%	40%
—	32.67	27.32%	4,905	1.86%	1.87%	(1.44)%	(1.45)%	61%
—	25.66	43.27%	12,508	1.82%	1.89%	(1.05)%	(1.12)%	64%
(0.85)	17.91	(38.84)%	8,698	1.83%	1.87%	(0.84)%	(0.88)%	64%
(2.78)	30.77	(4.22)%	13,732	1.84%	1.86%	(0.46)%	(0.48)%	57%

$(1.26)	$29.58	(7.30)%	$507,063	1.18%	1.18%	(0.47)%	(0.47)%	40%
—	33.31	28.36%	538,428	1.13%	1.14%	(0.71)%	(0.72)%	61%
—	25.95	44.25%	270,892	1.10%	1.17%	(0.31)%	(0.38)%	64%
(0.85)	17.99	(38.52)%	102,488	1.28%	1.31%	(0.28)%	(0.31)%	64%

(3.04)	30.74	(10.65)%	35,137	1.11%	1.13%	0.44%	0.42%	57%

See notes to Financial Highlights on page 62 - 63.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Value Fund
Class A
Year Ended 12/31/11	$25.91	$(0.14)	$(2.73)	$(2.87)	$—	$—
Year Ended 12/31/10	20.65	(0.13)	5.39	5.26	—	—
Year Ended 12/31/09	14.99	—	5.70	5.70	(0.04)	—
Year Ended 12/31/08	26.27	0.04	(11.01)	(10.97)	(0.04)	(0.27)
Year Ended 12/31/07	27.43	0.02	1.00	1.02	(0.11)	(2.07)

Class C
Year Ended 12/31/11	$25.33	$(0.27)	$(2.71)	$(2.98)	$—	$—
Year Ended 12/31/10	20.33	(0.21)	5.21	5.00	—	—
Year Ended 12/31/09	14.86	(0.06)	5.57	5.51	(0.04)	—
Year Ended 12/31/08	26.16	(0.02)	(11.01)	(11.03)	—	(0.27)
Period From 5/1/07[3] to 12/31/07[4]	30.15	(0.04)	(1.79)	(1.83)	(0.09)	(2.07)

Class K
Year Ended 12/31/11	$25.66	$(0.16)	$(2.77)	$(2.93)	$—	$—
Year Ended 12/31/10	20.53	(0.13)	5.26	5.13	—	—
Year Ended 12/31/09	14.95	(0.06)	5.68	5.62	(0.04)	—
Year Ended 12/31/08	26.24	(0.01)	(11.01)	(11.02)	—	(0.27)
Year Ended 12/31/07	27.43	(0.06)	0.97	0.91	(0.03)	(2.07)

Class Y
Year Ended 12/31/11	$26.01	$(0.02)	$(2.80)	$(2.82)	$—	$—
Year Ended 12/31/10	20.66	(0.05)	5.40	5.35	—	—
Year Ended 12/31/09	14.93	0.08	5.69	5.77	(0.04)	—
Year Ended 12/31/08	26.23	0.16	(11.06)	(10.90)	(0.13)	(0.27)
Period From 5/1/07[3] to 12/31/07[4]	30.15	0.08	(1.72)	(1.64)	(0.21)	(2.07)

See notes to Financial Highlights on page 62 - 63.

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$23.04	(11.08)%	$805,042	1.28%	1.31%	(0.35)%	(0.38)%	40%
—	25.91	25.47%	1,484,732	1.28%	1.38%	(0.49)%	(0.59)%	51%
(0.04)	20.65	38.01%	1,641,551	1.41%	1.45%	(0.02)%	(0.06)%	63%
(0.31)	14.99	(41.73)%	1,292,905	1.40%	1.40%	0.16%	0.16%	49%
(2.18)	26.27	3.76%	2,526,734	1.32%	1.32%	0.06%	0.06%	59%

$—	$22.35	(11.76)%	$27,851	2.03%	2.10%	(1.07)%	(1.14)%	40%
—	25.33	24.59%	31,447	2.03%	2.09%	(1.23)%	(1.29)%	51%
(0.04)	20.33	37.07%	19,890	2.10%	2.14%	(0.77)%	(0.81)%	63%
(0.27)	14.86	(42.13)%	8,587	2.13%	2.13%	(0.48)%	(0.48)%	49%

(2.16)	26.16	(6.05)%	6,774	2.13%	2.17%	(0.62)%	(0.66)%	59%

$—	$22.73	(11.42)%	$3,184	1.68%	1.81%	(0.71)%	(0.84)%	40%
—	25.66	24.99%	3,298	1.68%	1.77%	(0.87)%	(0.96)%	51%
(0.04)	20.53	37.58%	1,940	1.77%	1.82%	(0.39)%	(0.44)%	63%
(0.27)	14.95	(41.96)%	1,159	1.81%	1.81%	(0.17)%	(0.17)%	49%
(2.10)	26.24	3.35%	1,183	1.72%	1.74%	(0.28)%	(0.30)%	59%

$—	$23.19	(10.84)%	$613,636	1.03%	1.14%	(0.06)%	(0.17)%	40%
—	26.01	25.90%	566,518	0.95%	0.95%	(0.17)%	(0.17)%	51%
(0.04)	20.66	38.63%	109,121	0.99%	1.01%	(0.39)%	(0.37)%	63%
(0.40)	14.93	(41.50)%	47,545	1.04%	1.04%	0.64%	0.64%	49%

(2.28)	26.23	(5.41)%	32,029	0.98%	0.99%	0.51%	0.50%	59%

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

See notes to Financial Highlights on page 62 - 63.

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income /(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Large Cap Alpha Fund
Class A
Year Ended 12/31/11	$42.51	$0.24 [5]	$(4.09)	$(3.85)	$(0.23)	$—	$(0.23)
Year Ended 12/31/10	37.04	0.12 [5]	6.03	6.15	(0.68)	—	(0.68)
Year Ended 12/31/09	29.70	0.36	7.02	7.38	(0.05)	—	(0.05)
Year Ended 12/31/08	42.46	0.32	(12.76)	(12.44)	(0.32)	—	(0.32)
Year Ended 12/31/07	37.19	0.26	5.23	5.49	(0.22)	—	(0.22)

Class B
Year Ended 12/31/11	$40.25	$(0.11)[5]	$(3.85)	$(3.96)	$—	$—	$—
Year Ended 12/31/10	35.27	(0.16)[5]	5.71	5.55	(0.57)	—	(0.57)
Year Ended 12/31/09	28.52	2.58	4.21	6.79	(0.05)	—	(0.05)
Year Ended 12/31/08	40.68	(2.99)	(9.15)	(12.14)	(0.02)	—	(0.02)
Year Ended 12/31/07	35.76	(1.82)	6.74	4.92	—	—	—

Class C
Year Ended 12/31/11	$39.44	$(0.08)[5]	$(3.78)	$(3.86)	$—	$—	$—
Year Ended 12/31/10	34.57	(0.15)[5]	5.59	5.44	(0.57)	—	(0.57)
Year Ended 12/31/09	27.93	0.18	6.50	6.68	(0.05)	—	(0.05)
Year Ended 12/31/08	40.07	0.43	(12.39)	(11.96)	(0.18)	—	(0.18)
Year Ended 12/31/07	35.17	0.07	4.83	4.90	—	—	—

Class K
Year Ended 12/31/11	$42.35	$0.06 [5]	$(4.04)	$(3.98)	$—	$—	$—
Year Ended 12/31/10	36.94	(0.01)[5]	5.99	5.98	(0.57)	—	(0.57)
Year Ended 12/31/09	29.75	0.14	7.09	7.23	(0.05)	—	(0.05)
Year Ended 12/31/08	42.49	0.18	(12.73)	(12.55)	(0.19)	—	(0.19)
Year Ended 12/31/07	37.18	0.10	5.25	5.35	(0.04)	—	(0.04)

Class Y
Year Ended 12/31/11	$42.46	$0.38 [5]	$(4.12)	$(3.74)	$(0.39)	$—	$(0.39)
Year Ended 12/31/10	37.00	0.25 [5]	6.03	6.28	(0.82)	—	(0.82)
Year Ended 12/31/09	29.62	0.31	7.11	7.42	(0.05)	—	(0.05)
Year Ended 12/31/08	42.40	0.44	(12.80)	(12.36)	(0.42)	—	(0.42)
Period From 5/1/07[3] to 12/31/07[4]	40.26	0.15	2.34	2.49	(0.35)	—	(0.35)

See notes to Financial Highlights on page 62 - 63.

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.05	$38.48	(8.92)%	[6]	$485,820	0.92%	0.92%	0.58%		0.58%		41%
—	42.51	16.63%		734,834	0.95%	0.96%	0.31%		0.30%		50%
0.01	37.04	24.89%	[6]	698,280	0.93%	1.04%	0.98%		0.87%		145%
—	29.70	(29.29)%		629,799	0.93%	0.95%	0.90%		0.88%		54%
—	42.46	14.78%		832,425	0.93%	0.93%	0.59%		0.59%		60%

$0.05	$36.34	(9.71)%	[6]	$6,966	1.72%	1.72%	(0.29)%		(0.29)%		41%
—	40.25	15.75%		23,507	1.70%	1.70%	(0.43)%		(0.43)%		50%
0.01	35.27	23.86%	[6]	22,464	1.82%	1.82%	—%	[7]	—%	[7]	145%
—	28.52	(29.84)%		12,197	1.82%	1.82%	(0.02)%		(0.02)%		54%
—	40.68	13.76%		28,114	1.84%	1.84%	(0.34)%		(0.34)%		60%

$0.05	$35.63	(9.66)%	[6]	$27,323	1.69%	1.69%	(0.22)%		(0.22)%		41%
—	39.44	15.76%		48,829	1.70%	1.70%	(0.42)%		(0.42)%		50%
0.01	34.57	23.97%	[6]	38,885	1.77%	1.77%	0.06%		0.06%		145%
—	27.93	(29.84)%		19,300	1.74%	1.74%	0.14%		0.14%		54%
—	40.07	13.93%		11,441	1.69%	1.69%	(0.17)%		(0.17)%		60%

$0.05	$38.42	(9.28)%	[6]	$13,667	1.33%	1.33%	0.13%		0.13%		41%
—	42.35	16.21%		28,458	1.30%	1.33%	(0.02)%		(0.05)%		50%
0.01	36.94	24.35%	[6]	22,179	1.28%	1.40%	0.52%		0.40%		145%
—	29.75	(29.52)%		12,191	1.28%	1.34%	0.56%		0.50%		54%
—	42.49	14.38%		14,047	1.28%	1.42%	0.24%		0.10%		60%

$0.05	$38.38	(8.65)%	[6]	$144,642	0.63%	0.63%	0.98%		0.98%		41%
—	42.46	17.01%		22,250	0.63%	0.63%	0.65%		0.65%		50%
0.01	37.00	25.10%	[6]	3,239	0.76%	0.76%	1.12%		1.12%		145%
—	29.62	(29.13)%		1,456	0.71%	0.71%	1.17%		1.17%		54%
—	42.40	6.19%		832	0.71%	0.71%	0.85%		0.85%		60%

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

See notes to Financial Highlights on page 62 - 63.

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Investors Fund
Class A
Year Ended 12/31/11	$7.88	$(0.01)[5]	$(0.39)	$(0.40)	$—	$—
Year Ended 12/31/10	6.31	(0.01)[5]	1.58	1.57	—	—
Year Ended 12/31/09	4.17	(0.08)	2.22	2.14	—	—
Year Ended 12/31/08	9.59	(0.16)	(4.64)	(4.80)	—	(0.62)
Year Ended 12/31/07	11.75	(0.11)	(0.01)	(0.12)	—	(2.04)

Class C
Year Ended 12/31/11	$7.60	$(0.06)[5]	$(0.38)	$(0.44)	$—	$—
Year Ended 12/31/10	6.09	(0.03)[5]	1.54	1.51	—	—
Year Ended 12/31/09	4.21	(0.22)	2.10	1.88	—	—
Year Ended 12/31/08	9.54	(0.14)	(4.57)	(4.71)	—	(0.62)
Period From 7/24/07[3] to 12/31/07[4]	12.57	(0.07)	(0.92)	(0.99)	—	(2.04)

Class K
Year Ended 12/31/11	$7.57	$(0.03)[5]	$(0.38)	$(0.41)	$—	$—
Year Ended 12/31/10	6.07	(0.01)[5]	1.51	1.50	—	—
Year Ended 12/31/09	4.06	(0.11)	2.12	2.01	—	—
Year Ended 12/31/08	9.51	(0.13)	(4.70)	(4.83)	—	(0.62)
Period From 1/3/07[3] to 12/31/07[4]	11.71	(0.08)	(0.08)	(0.16)	—	(2.04)

Class Y
Year Ended 12/31/11	$7.92	$— [5,8]	$(0.40)	$(0.40)	$—	$—
Year Ended 12/31/10	6.35	(0.01)[5]	1.58	1.57	—	—
Year Ended 12/31/09	4.18	(0.14)	2.31	2.17	—	—
Year Ended 12/31/08	9.61	(0.12)	(4.69)	(4.81)	—	(0.62)
Period From 5/1/07[3] to 12/31/07[4]	12.56	(0.01)	(0.90)	(0.91)	—	(2.04)

See notes to Financial Highlights on page 62 - 63.

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$—	$7.48	(5.08)%	$11,715	1.22%	2.07%	(0.11)%	(0.96)%	55%
—	7.88	24.88%	13,004	1.05%	2.18%	(0.18)%	(1.31)%	62%
—	6.31	51.32%	10,696	2.22%	2.34%	(1.44)%	(1.56)%	84%
(0.62)	4.17	(49.50)%	8,955	1.98%	1.98%	(1.33)%	(1.33)%	65%
(2.04)	9.59	(0.72)%	30,691	1.60%	1.60%	(0.60)%	(0.60)%	71%

$—	$7.16	(5.79)%	$642	1.87%	2.99%	(0.75)%	(1.87)%	55%
—	7.60	24.79%	548	1.34%	3.57%	(0.43)%	(2.66)%	62%
—	6.09	44.66%	139	4.57%	5.15%	(3.83)%	(4.41)%	84%
(0.62)	4.21	(48.80)%	20	1.43%	4.15%	(0.79)%	(3.51)%	65%
(2.04)	9.54	(7.61)%	74	2.55%	5.22%	(1.55)%	(4.22)%	71%

$—	$7.16	(5.42)%	$151	1.52%	2.65%	(0.40)%	(1.53)%	55%
—	7.57	24.71%	133	1.05%	2.83%	(0.16)%	(1.94)%	62%
—	6.07	49.51%	97	3.46%	3.90%	(2.70)%	(3.14)%	84%
(0.62)	4.06	(50.25)%	43	3.23%	3.23%	(2.55)%	(2.55)%	65%
(2.04)	9.51	(1.10)%	45	2.52%	5.81%	(1.49)%	(4.78)%	71%

$—	$7.52	(5.05)%	$2,954	1.05%	1.72%	0.05%	(0.62)%	55%
—	7.92	24.72%	3,778	1.05%	1.80%	(0.17)%	(0.92)%	62%
—	6.35	51.91%	2,519	1.94%	2.04%	(1.16)%	(1.26)%	84%
(0.62)	4.18	(49.52)%	991	1.70%	1.70%	(1.04)%	(1.04)%	65%
(2.04)	9.61	(6.98)%	3,478	1.37%	1.38%	(0.28)%	(0.29)%	71%

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

See notes to Financial Highlights on page 62 - 63.

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS Global Natural Resources Fund
Class A
Year Ended 12/31/11	$37.58	$(0.15)[5]	$(2.60)	$(2.75)	$—	$(0.23)
Year Ended 12/31/10	29.94	(0.14)[5]	7.78	7.64	—	—
Year Ended 12/31/09	20.05	(0.04)	9.93	9.89	—	—
Year Ended 12/31/08	37.97	(0.05)	(17.71)	(17.76)	(0.01)	(0.15)
Year Ended 12/31/07	30.84	—	9.81	9.81	(0.01)	(2.67)

Class C
Year Ended 12/31/11	$36.45	$(0.40)[5]	$(2.52)	$(2.92)	$—	$(0.23)
Year Ended 12/31/10	29.26	(0.38)[5]	7.57	7.19	—	—
Year Ended 12/31/09	19.75	0.06	9.45	9.51	—	—
Year Ended 12/31/08	37.73	(0.22)	(17.60)	(17.82)	(0.01)	(0.15)
Period From 5/1/07[3] to 12/31/07[4]	35.26	(0.10)	5.25	5.15	(0.01)	(2.67)

Class K
Year Ended 12/31/11	$36.81	$(0.30)[5]	$(2.54)	$(2.84)	$—	$(0.23)
Year Ended 12/31/10	29.46	(0.28)[5]	7.63	7.35	—	—
Year Ended 12/31/09	19.84	(0.05)	9.67	9.62	—	—
Year Ended 12/31/08	37.75	(0.14)	(17.61)	(17.75)	(0.01)	(0.15)
Year Ended 12/31/07	30.84	(0.06)	9.65	9.59	(0.01)	(2.67)

Class Y
Year Ended 12/31/11	$38.00	$(0.01)[5]	$(2.66)	$(2.67)	$—	$(0.23)
Year Ended 12/31/10	30.17	(0.02)[5]	7.85	7.83	—	—
Year Ended 12/31/09	20.14	(0.05)	10.08	10.03	—	—
Year Ended 12/31/08	38.00	0.08	(17.78)	(17.70)	(0.01)	(0.15)
Period From 5/1/07[3] to 12/31/07[4]	35.26	0.09	5.38	5.47	(0.06)	(2.67)

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

[3]	Inception date.

[4]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[2]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.23)	$34.60	(7.31)%	$1,397,688	1.45%	1.48%	(0.41)%		(0.44)%		25%
—	37.58	25.52%	1,341,020	1.45%	1.47%	(0.44)%		(0.46)%		27%
—	29.94	49.33%	998,909	1.46%	1.50%	(0.10)%		(0.14)%		34%
(0.16)	20.05	(46.76)%	843,964	1.49%	1.49%	(0.13)%		(0.13)%		43%
(2.68)	37.97	32.08%	2,080,904	1.45%	1.45%	—%	[7]	—%	[7]	37%

$(0.23)	$33.30	(8.01)%	$105,206	2.18%	2.21%	(1.11)%		(1.14)%		25%
—	36.45	24.57%	57,883	2.23%	2.25%	(1.23)%		(1.25)%		27%
—	29.26	48.15%	13,467	2.27%	2.29%	(0.99)%		(1.01)%		34%
(0.16)	19.75	(47.22)%	3,129	2.34%	2.34%	(0.95)%		(0.95)%		43%
(2.68)	37.73	14.84%	2,949	2.29%	2.32%	(0.67)%		(0.70)%		37%

$(0.23)	$33.74	(7.71)%	$5,439	1.87%	1.90%	(0.83)%		(0.86)%		25%
—	36.81	24.95%	5,542	1.90%	1.92%	(0.89)%		(0.91)%		27%
—	29.46	48.49%	2,685	2.02%	2.05%	(0.70)%		(0.73)%		34%
(0.16)	19.84	(47.01)%	736	2.10%	2.11%	(0.66)%		(0.67)%		43%
(2.68)	37.75	31.37%	330	2.00%	2.30%	(0.40)%		(0.70)%		37%

$(0.23)	$35.10	(7.02)%	$1,581,690	1.12%	1.15%	(0.03)%		(0.06)%		25%
—	38.00	25.95%	613,662	1.11%	1.13%	(0.08)%		(0.10)%		27%
—	30.17	49.80%	130,968	1.10%	1.12%	0.19%		0.17%		34%
(0.16)	20.14	(46.57)%	37,239	1.18%	1.19%	0.17%		0.16%		43%
(2.73)	38.00	15.76%	89,402	1.12%	1.12%	0.46%		0.46%		37%

[5]	Calculated based on the average shares outstanding during the period.

[6]

Without the effect of the increase from the regulatory settlements, the total returns would have been for RS Large Cap Alpha Fund for 2011 (9.05)%, (9.82)%, (9.78)%, (9.42)% and (8.79)%; for 2009 24.86%, 23.86%, 23.93, 24.32% and 25.10% for Class A, Class B, Class C, Class K and Class Y, respectively.

[7]	Rounds to 0.00%.

[8]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2011

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to five series offered by the Trust: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (each a “Fund”, collectively the “Funds”). All of the Funds are diversified funds, other than RS Partners Fund and RS Investors Fund, which are non-diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Partners Fund offers Class A, K and Y shares. RS Value Fund, RS Investors Fund and RS Global Natural Resources Fund offer Class A, C, K and Y shares. RS Large Cap Alpha Fund offers Class A, B, C, K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

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Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of

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NOTES TO FINANCIAL STATEMENTS

the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Funds’ current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

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b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of

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NOTES TO FINANCIAL STATEMENTS

uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Funds’ expenses.

h. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	1.00%

Expense limitations have been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012. The terms of the agreement provide that RS Investments will waive advisory fees to the extent necessary to prevent certain Funds’ total annual fund operating expenses for Class A shares (excluding expenses indirectly incurred by the Funds through investments in certain pooled investment vehicles, interest, taxes, and extraordinary expenses) from exceeding the following rates:

Fund	Expense Limitation
RS Partners Fund, Class A	1.49%
RS Large Cap Alpha Fund, Class A	0.99%
RS Global Natural Resources Fund, Class A	1.45%

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Additionally, RS Investments has agreed, through April 30, 2012, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012, to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
RS Value Fund, Class A	1.28%
RS Value Fund, Class C	2.03%
RS Value Fund, Class K	1.68%
RS Value Fund, Class Y	1.03%
RS Investors Fund, Class A	1.30%
RS Investors Fund, Class C	2.05%
RS Investors Fund, Class K	1.70%
RS Investors Fund, Class Y	1.05%

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

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NOTES TO FINANCIAL STATEMENTS

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2011, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Partners Fund	Class A	0.25%	$3,837,485
	Class K	0.65%	30,425
	Class Y	0.00%	—
RS Value Fund	Class A	0.25%	$3,173,968
	Class C	1.00%	319,735
	Class K	0.65%	22,367
	Class Y	0.00%	—
RS Large Cap Alpha Fund	Class A	0.25%	$1,560,254
	Class B	1.00%	186,783
	Class C	1.00%	451,981
	Class K	0.65%	169,917
	Class Y	0.00%	—
RS Investors Fund	Class A	0.25%	$ 32,188
	Class C	1.00%	7,377
	Class K	0.65%	949
	Class Y	0.00%	—
RS Global Natural Resources Fund	Class A	0.25%	$3,778,920
	Class C	1.00%	941,711
	Class K	0.65%	39,131
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2011, PAS informed the

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NOTES TO FINANCIAL STATEMENTS

Trust it received $2,261,011 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Partners Fund	$18,964
RS Value Fund	41,116
RS Large Cap Alpha Fund	48,576
RS Investors Fund	2,743
RS Global Natural Resources Fund	227,061

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2011, GIS received CDSL charges as follows:

Fund	CDSL
RS Partners Fund	$(62)
RS Value Fund	14,629
RS Large Cap Alpha Fund	23,407
RS Investors Fund	831
RS Global Natural Resources Fund	57,880

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NOTES TO FINANCIAL STATEMENTS

d. Affiliated Issuers If a Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Funds with transactions in the securities of affiliated issuers for the year ended December 31, 2011, is listed below:

Fund	Issuer	Number of Shares Held at Beginning of Period		Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value at End of Period
RS Partners Fund	ACI Worldwide, Inc.	3,103,679		—	3,103,679	—	$—	$	**
	Acxiom Corp.	—	*	5,275,059	244,658	5,030,401	—		61,421,196
	eHealth, Inc.	1,471,615		327,700	—	1,799,315	—		26,449,930
	Euronet Worldwide, Inc.	2,633,804		—	36,943	2,596,861	—		47,989,991
	Integrated Device Technology, Inc.	878,501	*	7,529,286	—	8,407,787	—		45,906,517
	MoneyGram International, Inc.	8,257,617		597,500	7,330,149	1,524,968	—		**
									$181,767,634
RS Global Natural Resources Fund	Compass Minerals International, Inc.	781,169	*	1,122,877	—	1,904,046	$2,459,810		$131,093,567
	PICO Holdings, Inc.	841,431	*	714,922	—	1,556,353	—		32,029,745
	Salamander Energy PLC	10,009,793		4,260,425	—	14,270,218	—		44,744,369
	Taseko Mines Ltd.	6,699,674	*	17,261,161	—	23,960,835	—		65,413,080
									$273,280,761
*	Issuer was not an affiliated issuer at December 31, 2010.
**	Issuer was not an affiliated issuer at December 31, 2011.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010, was as follows:

	Ordinary Income		Long-Term Capital Gains
Fund	2011	2010	2011	2010
RS Partners Fund	$—	$—	$74,789,315	$—
RS Value Fund	—	—	—	—
RS Large Cap Alpha Fund	4,432,275	13,408,277	—	—
RS Investors Fund	—	—	—	—
RS Global Natural Resources Fund	—	—	19,617,405	—

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Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Partners Fund	$(13,039,747)	$14,436,082	$(1,396,335)
RS Value Fund	(3,835,560)	5,111,669	(1,276,109)
RS Large Cap Alpha Fund	(926,073)	925,665	408
RS Investors Fund	(1,059)	19,066	(18,007)
RS Global Natural Resources Fund	(8,276,646)	7,504,977	771,669

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
RS Partners Fund	$—	$12,324,000
RS Large Cap Alpha Fund	887,812	—
RS Global Natural Resources Fund	—	2,653,596

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

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NOTES TO FINANCIAL STATEMENTS

During the year ended December 31, 2011, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS Partners Fund	$74,728,249
RS Value Fund	221,441,340
RS Large Cap Alpha Fund	68,654,332
RS Investors Fund	1,994,895
RS Global Natural Resources Fund	87,735,154

See the chart below for capital loss carryovers available to the Funds at December 31, 2011.

	Expiring
Fund	2016	2017	2018	Total
RS Partners Fund	$—	$—	$—	$—
RS Value Fund	—	215,729,402	—	215,729,402
RS Large Cap Alpha Fund	29,703,958	122,693,999	—	152,397,957
RS Investors Fund	2,515,516	3,287,644	352,001	6,155,161
RS Global Natural Resources Fund	—	—	—	—

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Partners Fund	$438,421
RS Value Fund	942,777
RS Large Cap Alpha Fund	4,193,820
RS Investors Fund	95,930
RS Global Natural Resources Fund	3,683,050

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b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2011, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Partners Fund	$1,662,304,142	$149,137,646	$249,660,562	$(100,522,916)
RS Value Fund	1,395,544,786	58,007,386	175,587,276	(117,579,890)
RS Large Cap Alpha Fund	652,314,313	28,186,546	60,027,071	(31,840,525)
RS Investors Fund	14,476,004	979,116	1,640,836	(661,720)
RS Global Natural Resources Fund	2,840,041,056	245,710,095	382,203,636	(136,493,541)

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Partners Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,726,825	$253,605,357	15,289,330	$433,648,069
Shares reinvested	1,755,175	49,759,201	—	—
Shares redeemed	(16,071,567)	(518,950,006)	(20,424,208)	(577,396,867)

Net decrease	(6,589,567)	$(215,585,448)	(5,134,878)	$(143,748,798)

Class K
Shares sold	34,423	$1,100,484	48,834	$1,358,206
Shares reinvested	6,248	173,959	—	—
Shares redeemed	(52,472)	(1,641,910)	(386,205)	(11,302,902)

Net decrease	(11,801)	$(367,467)	(337,371)	$(9,944,696)

Class Y
Shares sold	6,329,024	$208,194,969	8,758,770	$255,486,119
Shares reinvested	670,556	19,204,725	—	—
Shares redeemed	(6,020,145)	(194,105,103)	(3,035,852)	(84,506,312)

Net increase	979,435	$33,294,591	5,722,918	$170,979,807

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Value Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,467,832	$214,950,055	26,195,652	$587,919,181
Shares redeemed	(30,825,866)	(721,470,443)	(48,394,718)	(1,090,057,738)

Net decrease	(22,358,034)	$(506,520,388)	(22,199,066)	$(502,138,557)

Class C
Shares sold	347,419	$8,665,339	582,743	$13,042,977
Shares redeemed	(342,968)	(8,000,287)	(319,347)	(7,017,925)

Net increase	4,451	$665,052	263,396	$6,025,052

Class K
Shares sold	45,082	$1,114,760	56,916	$1,323,956
Shares redeemed	(33,493)	(816,844)	(22,894)	(504,212)

Net increase	11,589	$297,916	34,022	$819,744

Class Y
Shares sold	11,880,678	$288,152,713	20,899,235	$474,892,854
Shares redeemed	(7,194,751)	(176,891,786)	(4,403,424)	(101,062,015)

Net increase	4,685,927	$111,260,927	16,495,811	$373,830,839

RS Large Cap Alpha Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,617,123	$68,184,608	2,082,528	$79,430,802
Shares reinvested	74,789	2,793,537	263,467	11,031,368
Shares redeemed	(6,351,818)	(258,681,088)	(3,912,160)	(149,345,772)

Net decrease	(4,659,906)	$(187,702,943)	(1,566,165)	$(58,883,602)

Class B
Shares sold	37,900	$1,515,372	25,577	$939,744
Shares reinvested	—	—	7,816	309,960
Shares redeemed	(430,248)	(14,340,228)	(86,246)	(3,138,649)

Net decrease	(392,348)	$(12,824,856)	(52,853)	$(1,888,945)

Class C
Shares sold	308,017	$12,084,457	271,766	$9,793,635
Shares reinvested	—	—	14,972	581,799
Shares redeemed	(779,340)	(26,124,856)	(173,542)	(6,204,446)

Net increase/(decrease)	(471,323)	$(14,040,399)	113,196	$4,170,988

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RS Large Cap Alpha Fund — continued

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	184,818	$7,715,780	134,547	$5,136,281
Shares reinvested	—	—	9,060	378,081
Shares redeemed	(500,933)	(17,783,964)	(72,121)	(2,789,480)

Net increase/(decrease)	(316,115)	$(10,068,184)	71,486	$2,724,882

Class Y
Shares sold	3,807,975	$158,292,880	511,558	$20,106,651
Shares reinvested	37,084	1,381,400	7,172	299,877
Shares redeemed	(600,053)	(23,801,179)	(82,219)	(3,181,457)

Net increase	3,245,006	$135,873,101	436,511	$17,225,071

RS Investors Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	315,434	$2,498,497	581,581	$4,063,699
Shares redeemed	(398,697)	(3,115,950)	(626,234)	(4,381,068)

Net decrease	(83,263)	$(617,453)	(44,653)	$(317,369)

Class C
Shares sold	49,741	$380,062	63,031	$434,334
Shares redeemed	(32,256)	(224,170)	(13,689)	(92,518)

Net increase	17,485	$155,892	49,342	$341,816

Class K
Shares sold	6,351	$47,811	11,458	$76,478
Shares redeemed	(2,913)	(23,028)	(9,940)	(65,542)

Net increase	3,438	$24,783	1,518	$10,936

Class Y
Shares sold	82,447	$629,311	144,572	$1,027,224
Shares redeemed	(166,980)	(1,344,216)	(64,359)	(439,487)

Net increase/(decrease)	(84,533)	$(714,905)	80,213	$587,737

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Global Natural Resources Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,206,350	$798,743,759	15,081,399	$478,006,041
Shares reinvested	235,344	7,902,846	—	—
Shares redeemed	(16,729,434)	(617,154,064)	(12,762,690)	(391,199,454)

Net increase	4,712,260	$189,492,541	2,318,709	$86,806,587

Class C
Shares sold	2,038,065	$74,693,969	1,248,451	$39,925,725
Shares reinvested	16,325	527,790	—	—
Shares redeemed	(483,510)	(16,898,853)	(120,433)	(3,616,733)

Net increase	1,570,880	$58,322,906	1,128,018	$36,308,992

Class K
Shares sold	89,303	$3,301,840	99,861	$3,221,865
Shares reinvested	1,082	35,428	—	—
Shares redeemed	(79,758)	(2,879,579)	(40,456)	(1,201,487)

Net increase	10,627	$457,689	59,405	$2,020,378

Class Y
Shares sold	37,737,432	$1,440,092,856	13,825,011	$440,389,016
Shares reinvested	219,411	7,473,145	—	—
Shares redeemed	(9,048,400)	(334,659,156)	(2,015,647)	(64,108,051)

Net increase	28,908,443	$1,112,906,845	11,809,364	$376,280,965

b. Shareholder Concentration As of December 31, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Partners Fund	3	39.75%
RS Value Fund	3	32.84%
RS Large Cap Alpha Fund	2	24.17%
RS Investors Fund	4	31.70%
RS Global Natural Resources Fund	1	16.45%

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NOTES TO FINANCIAL STATEMENTS

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended December 31, 2011, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS Partners Fund	$721,362,095	$770,533,482
RS Value Fund	692,840,756	1,020,763,995
RS Large Cap Alpha Fund	310,933,246	440,129,968
RS Investors Fund	8,930,227	10,833,709
RS Global Natural Resources Fund	2,029,848,626	638,816,673

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

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NOTES TO FINANCIAL STATEMENTS

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. Each Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Funds which borrowed from the facility were as follows:

Fund	Amount Outstanding at 12/31/11	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS Value Fund	$—	$5,403,855	4	1.39%
RS Large Cap Alpha Fund	—	17,806,211	2	1.40%
RS Investors Fund	—	58,811	7	1.38%
*	For the year ended December 31, 2011, based on number of days borrowings were outstanding.

Note 7 Regulatory Settlements

During the year ended December 31, 2011, RS Large Cap Alpha Fund received payment relating to certain regulatory settlements which were distributed at the direction of the Securities and Exchange Commission. The payment was as follows:

Fund	Amount
RS Large Cap Alpha Fund	$926,073

The payment is included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and resulted in a more than $0.01 per share net asset value impact as well as a more than 0.01% performance impact to the total return for the year ended December 31, 2011.

Note 8 Review for Subsequent Events

Effective on or about February 17, 2012 (the “Conversion Date”), each outstanding Class B share of RS Large Cap Alpha Fund will automatically convert to a number of full and/or fractional Class A shares of the same Fund with a net asset value equal to the net asset value of such Class B share as of the close of business on the Conversion Date. The conversion will be effected without the imposition of front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Date as a result of the conversion.

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NOTES TO FINANCIAL STATEMENTS

Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no other events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 10 New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Partners Fund

RS Value Fund

RS Large Cap Alpha Fund

RS Investors Fund

RS Global Natural Resources Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund and RS Global Natural Resources Fund (five of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the period ended December 31, 2011 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Large Cap Alpha Fund	100%

Dividend Received Deduction:

RS Large Cap Alpha Fund	100%

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable

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SUPPLEMENTAL INFORMATION (UNAUDITED)

basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional

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SUPPLEMENTAL INFORMATION (UNAUDITED)

separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also

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SUPPLEMENTAL INFORMATION (UNAUDITED)

considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the

88	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; (iii) on RS Investments’ website at http://www.RSinvestments.com; and (iv) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairperson of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None

90	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	37	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

92	www.RSinvestments.com

388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

EB 015096 (12/11)

2011 Annual Report

All data as of December 31, 2011

RS S&P 500 Index Fund

Class A, B, C, and K Shares

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see the prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

On behalf of my RS colleagues, I want to express my gratitude for your confidence, support, and most of all, your business. We recognize that the climate for long-term investors over the last several years has been challenging and fully appreciate the trust you have placed in RS Investments to help you achieve your financial goals.

Please allow me to introduce myself. My name is Matt Scanlan and I have been fortunate to have been appointed the new CEO of RS Investments. I join from Renaissance Institutional Management in New York, where I served as president and CEO for the past three years. Prior to Renaissance, I headed the institutional business for Barclays Global Investors in San Francisco and served as a senior portfolio manager at The Northern Trust Company in Chicago.

Throughout my 30-year career in the investment management business, I have focused solely on serving the needs of clients and I want to stress that at RS Investments that commitment will be as intense as ever. We are grateful that you have entrusted your assets to us and will continue to work hard to earn your trust every day.

I assume my position at RS Investments from Terry Otton, who announced his intention to retire last year. At my request, he has agreed to stay on for a period of time to help ensure a smooth transition. My goal will be to continue the outstanding work he has accomplished over his long career at the firm, while at the same time working to grow the scope of our business responsibly.

Our first priority is a lasting one: continuously refine and improve our investment processes and maintain our commitment to conducting outstanding fundamental research. These are the engines that drive the long-term results we seek to deliver to shareholders and they require continuous care and diligence. Our investment teams are comprised of professionals who are dedicated to continuously improving the risk and reward experience of our products.

Another important focus will be on expanding the solutions we offer, so we can continue to serve your changing needs. Whether it’s investing for retirement, education, long-term wealth planning, or another critical goal, RS Investments provides a wide range of products to meet those needs. We intend to continue to support state-of-the-art and highly relevant solutions to address the evolving challenges faced by our clients and fund shareholders.

We take very seriously our role as stewards of your capital. Our investment teams provide expertise in their respective investment disciplines and you can be assured that in this economic environment — and always — we are investing your assets with an eye toward managing risk and optimizing long-term return potential.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

In the pages that follow, please find an update on your investment in the RS Funds. It contains important information about your investment with RS. Additionally, please visit our website, www.RSinvestments.com, throughout the year for insightful and up-to-date commentary from our investment teams.

I look forward to serving your interests and to working hard every day to improve your experience as a valued investor in the RS fund family.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.00%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the “Financial Highlights” section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS S&P 500 INDEX FUND

Investment Style

	Value	Blend	Growth
Large

Mid

Small

RS S&P 500 Index Fund Commentary

Highlights

•	RS S&P 500 Index Fund (the “Fund”) slightly underperformed its benchmark, the S&P 500® Index[1] (the “Index”), for the year ended December 31, 2011.

•	The Index experienced heightened volatility in 2011 as economic uncertainty and a deepening debt crisis in Europe weighed on investor tolerance for risk.

•	In managing the Fund, our goal is to track the investment performance of the Index, while remaining close to being fully invested in stocks and to keep trading costs to a minimum.

Market Overview

Volatility characterized 2011, the fourth most volatile year since 1990 (after 2002, 2008 and 2009)2 as investors tried to assess risks associated with uneven global economic performance, the sovereign debt crisis in Europe, and political gridlock over deficit reduction at home. The Index proved resilient in the first quarter, as investors focused more on generally healthy corporate earnings and optimism on the economy than on tumultuous world events such as unrest in the Middle East, the earthquake in Japan, and the ongoing solvency crisis in the European Union. But as oil prices started to climb, investors became increasingly risk-averse and the stock market became more volatile, as reflected in the Chicago Board Options Exchange Market Volatility Index (VIX)2, a measure of the implied volatility of the S&P 500 options market.

This volatility intensified in the third quarter, as fears about the widening European sovereign debt crisis and its potential effect on the global economy caused investors to sell risky assets in August. The first six trading days in August brought a 13.4% decline in the value of the Index3, along with greatly increased volatility. Market volatility settled down somewhat in September, and in October the Index experienced its best single month of performance since 19914. Share prices continued to regain some lost ground late in November and December, as investors responded to several encouraging economic reports. The Index ended the year at 1257.60, almost exactly where it began (1257.64 on December 31, 2010)5. For the full year, sector returns for the Index were mixed, with negative returns in industrials (-2.92%), materials (-11.64%) and financials (-18.41%) offsetting gains in all other sectors6.

U.S. markets fared much better than did other developed markets in general. The MSCI EAFE Index returned -11.73% for the full year7.

4	www.RSinvestments.com

RS S&P 500 INDEX FUND

Fund Performance Overview

The Fund (Class A shares) returned 1.79% for the year ended December 31, 2011. The Index returned 2.11% over the same period1. The difference in performance is primarily due to the fact that, unlike the Fund, the Fund’s Index does not incur fees and expenses. The Fund slightly outperformed the 1.51% average return for Lipper funds with an S&P 500® Index objective. (The peer group consisted of 153 mutual funds with an S&P 500® Index objective8.)

Outlook

In this environment, we continue to manage the portfolio with the intention of being substantially fully invested in stocks, while we attempt to track the Index and try to keep trading costs to a minimum.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS S&P 500 INDEX FUND

Characteristics (unaudited) Total Net Assets: $75,501,432

Sector Allocation[9]

Top Ten Holdings[10]

Holding	% of Total Net Assets
Exxon Mobil Corp.	3.44%
Apple, Inc.	3.19%
International Business Machines Corp.	1.84%
Chevron Corp.	1.79%
Microsoft Corp.	1.65%
General Electric Co.	1.60%
The Procter & Gamble Co.	1.55%
AT&T, Inc.	1.52%
Johnson & Johnson	1.52%
Pfizer, Inc.	1.41%
Total	19.51%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. Statistical data for the index is as of 12/31/2011.

2

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

3	Source: Bloomberg, 7/29/2011 – 8/8/2011.
4	Source: The Financial Times, 11/1/2011.

6	www.RSinvestments.com

RS S&P 500 INDEX FUND

5	Source: Bloomberg SPX Index HP, Monthly.
6	Source: Bloomberg.
7	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. Statistical data for the index is as of 12/31/2011.
8	The Lipper S&P 500 Index Fund Objective Average is the average of all the funds in the group in existence in the Lipper database for the periods, and does not reflect any deductions for sales charges.
9	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
10	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

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RS S&P 500 INDEX FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (8/7/00)
without sales charge	1.79%	13.85%	-0.59%	2.49%	0.07%
with maximum sales charge	-1.23%	12.68%	-1.19%	2.18%	-0.19%
Class B Shares (8/7/00)
without sales charge	0.99%	12.96%	-1.34%	1.85%	-0.48%
with sales charge	-2.01%	12.43%	-1.53%	1.85%	-0.48%
Class C Shares (8/7/00)
without sales charge	1.00%	12.98%	-1.33%	1.68%	-0.72%
with sales charge	0.00%	12.98%	-1.33%	1.68%	-0.72%
Class K Shares (5/15/01)	1.34%	13.36%	-1.01%	2.02%	0.86%
S&P 500® Index[1]	2.11%	14.11%	-0.25%	2.92%	0.46%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS S&P 500 Index Fund and in the S&P 500® Index. The starting point of $9,700 for Class A shares reflects the current maximum sales charge of 3.00%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares would have the following values as of December 31, 2011: $12,009 (Class B), $11,815 (Class C), and $12,210 (Class K). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian S&P 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

8	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Fund expenses in two ways:

Expenses based on actual return

This table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

www.RSinvestments.com	9

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
RS S&P 500 Index Fund	Class A	$1,000.00	$961.40	$1.88	0.38%
	Class B	$1,000.00	$957.50	$5.58	1.13%
	Class C	$1,000.00	$958.10	$5.58	1.13%
	Class K	$1,000.00	$959.20	$3.85	0.78%
Based on Hypothetical Return (5% Return Before Expenses)
RS S&P 500 Index Fund	Class A	$1,000.00	$1,023.29	$1.94	0.38%
	Class B	$1,000.00	$1,019.51	$5.75	1.13%
	Class C	$1,000.00	$1,019.51	$5.75	1.13%
	Class K	$1,000.00	$1,021.27	$3.97	0.78%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	www.RSinvestments.com

Financial Information

Year Ended December 31, 2011

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Common Stocks – 96.4%
Advertising Agencies – 0.1%
Omnicom Group, Inc.	1,761	$78,505
The Interpublic Group of Companies, Inc.	2,946	28,665

		107,170
Aerospace – 2.0%
FLIR Systems, Inc.	998	25,020
General Dynamics Corp.	2,277	151,216
Goodrich Corp.	795	98,341
L-3 Communications Holdings, Inc.	639	42,609
Lockheed Martin Corp.	1,701	137,611
Northrop Grumman Corp.	1,663	97,252
Raytheon Co.	2,218	107,307
Rockwell Collins, Inc.	979	54,207
Textron, Inc.	1,778	32,875
The Boeing Co.	4,746	348,119
United Technologies Corp.	5,795	423,557

		1,518,114
Air Transport – 0.3%
FedEx Corp.	2,029	169,442
Southwest Airlines Co.	4,967	42,517

		211,959
Aluminum – 0.1%
Alcoa, Inc.	6,809	58,898

		58,898
Asset Management & Custodian – 0.8%
BlackRock, Inc.	637	113,539
Federated Investors, Inc., Class B	597	9,044
Franklin Resources, Inc.	926	88,951
Invesco Ltd.	2,886	57,980
Legg Mason, Inc.	792	19,048
Northern Trust Corp.	1,534	60,838
State Street Corp.	3,147	126,856
T. Rowe Price Group, Inc.	1,618	92,145

		568,401
Auto Parts – 0.3%
BorgWarner, Inc.(1)	703	44,809
Genuine Parts Co.	1,005	61,506
Johnson Controls, Inc.	4,348	135,919

		242,234

12	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	1,559	$22,091

		22,091
Automobiles – 0.3%
Ford Motor Co.(1)	24,302	261,490

		261,490
Back Office Support, HR and Consulting – 0.7%
Accenture PLC, Class A	4,097	218,083
Automatic Data Processing, Inc.	3,109	167,917
Iron Mountain, Inc.	1,184	36,467
Paychex, Inc.	2,042	61,485
Robert Half International, Inc.	910	25,899

		509,851
Banks: Diversified – 3.0%
Bank of America Corp.(2)	64,812	360,355
BB&T Corp.	4,450	112,006
Comerica, Inc.	1,278	32,972
Fifth Third Bancorp	5,865	74,603
First Horizon National Corp.	1,679	13,432
Huntington Bancshares, Inc.	5,536	30,393
KeyCorp	6,095	46,871
M&T Bank Corp.	795	60,690
PNC Financial Services Group, Inc.	3,361	193,829
Regions Financial Corp.	8,038	34,563
SunTrust Banks, Inc.	3,436	60,817
U.S. Bancorp	12,211	330,308
Wells Fargo & Co.	33,717	929,241
Zions Bancorporation	1,173	19,096

		2,299,176
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	3,366	21,038
People’s United Financial, Inc.	2,317	29,773

		50,811
Beverage: Brewers & Distillers – 0.2%
Beam, Inc.	985	50,462
Brown-Forman Corp., Class B	640	51,526
Constellation Brands, Inc., Class A(1)	1,093	22,592
Molson Coors Brewing Co., Class B	1,013	44,106

		168,686
Beverage: Soft Drinks – 2.4%
Coca-Cola Enterprises, Inc.	2,009	51,792

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Beverage: Soft Drinks (continued)
Dr. Pepper Snapple Group, Inc.	1,367	$53,969
PepsiCo, Inc.	10,007	663,964
The Coca-Cola Co.	14,545	1,017,714

		1,787,439
Biotechnology – 1.2%
Amgen, Inc.	5,082	326,315
Baxter International, Inc.	3,605	178,375
Biogen Idec, Inc.(1)	1,553	170,908
Celgene Corp.(1)	2,843	192,187
Life Technologies Corp.(1)	1,143	44,474

		912,259
Building Materials – 0.1%
Masco Corp.	2,291	24,010
Vulcan Materials Co.	823	32,385

		56,395
Cable Television Services – 1.0%
Cablevision Systems Corp., Class A	1,406	19,994
Comcast Corp., Class A	17,430	413,265
DIRECTV, Class A(1)	4,512	192,933
Scripps Networks Interactive, Inc., Class A	622	26,385
Time Warner Cable, Inc.	2,037	129,492

		782,069
Casinos & Gambling – 0.0%
International Game Technology	1,885	32,422

		32,422
Chemicals: Diversified – 1.0%
Airgas, Inc.	446	34,824
E.I. du Pont de Nemours & Co.	5,903	270,239
Eastman Chemical Co.	877	34,256
Ecolab, Inc.	1,915	110,706
FMC Corp.	457	39,320
Sigma-Aldrich Corp.	773	48,282
The Dow Chemical Co.	7,558	217,368

		754,995
Chemicals: Specialty – 0.5%
Air Products & Chemicals, Inc.	1,355	115,433
International Flavors & Fragrances, Inc.	517	27,101
Praxair, Inc.	1,916	204,820

		347,354

14	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Coal – 0.2%
Alpha Natural Resources, Inc.(1)	1,405	$28,704
CONSOL Energy, Inc.	1,451	53,252
Peabody Energy Corp.	1,733	57,379

		139,335
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	329	17,483

		17,483
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	2,293	85,919

		85,919
Communications Technology – 1.9%
Cisco Systems, Inc.	34,378	621,554
Harris Corp.	738	26,597
JDS Uniphase Corp.(1)	1,468	15,326
Juniper Networks, Inc.(1)	3,365	68,680
QUALCOMM, Inc.	10,746	587,806
TE Connectivity Ltd.	2,716	83,680

		1,403,643
Computer Services, Software & Systems – 5.3%
Adobe Systems, Inc.(1)	3,136	88,655
Akamai Technologies, Inc.(1)	1,146	36,993
Autodesk, Inc.(1)	1,456	44,160
BMC Software, Inc.(1)	1,086	35,599
CA, Inc.	2,363	47,768
Citrix Systems, Inc.(1)	1,198	72,743
Cognizant Technology Solutions Corp., Class A(1)	1,932	124,247
Computer Sciences Corp.	986	23,368
Compuware Corp.(1)	1,411	11,740
F5 Networks, Inc.(1)	505	53,591
Google, Inc., Class A(1)	1,615	1,043,128
Intuit, Inc.	1,905	100,184
Microsoft Corp.(2)	47,854	1,242,290
Oracle Corp.	25,165	645,482
Red Hat, Inc.(1)	1,226	50,622
SAIC, Inc.(1)	1,756	21,581
Salesforce.com, Inc.(1)	862	87,458
Symantec Corp.(1)	4,739	74,165
Teradata Corp.(1)	1,072	52,003
VeriSign, Inc.	1,022	36,506
Yahoo! Inc.(1)	7,923	127,798

		4,020,081

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	15

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Computer Technology – 6.4%
Apple, Inc.(1)(2)	5,943	$2,406,915
Dell, Inc.(1)	9,764	142,847
EMC Corp.(1)	13,046	281,011
Hewlett-Packard Co.	12,706	327,307
International Business Machines Corp.(2)	7,537	1,385,903
NetApp, Inc.(1)	2,292	83,131
NVIDIA Corp.(1)	3,900	54,054
SanDisk Corp.(1)	1,536	75,587
Western Digital Corp.(1)	1,496	46,301

		4,803,056
Consumer Electronics – 0.0%
Harman International Industries, Inc.	449	17,080

		17,080
Consumer Lending – 0.1%
SLM Corp.	3,254	43,604

		43,604
Consumer Services: Miscellaneous – 0.3%
eBay, Inc.(1)	7,339	222,592
H & R Block, Inc.	1,867	30,488

		253,080
Containers & Packaging – 0.1%
Ball Corp.	1,044	37,281
Bemis Co., Inc.	655	19,702
Owens-Illinois, Inc.(1)	1,044	20,233
Sealed Air Corp.	1,037	17,847

		95,063
Copper – 0.3%
Freeport-McMoran Copper & Gold, Inc.	6,062	223,021

		223,021
Cosmetics – 0.2%
Avon Products, Inc.	2,751	48,060
Estee Lauder Companies, Inc., Class A	716	80,421

		128,481
Diversified Financial Services – 2.8%
Ameriprise Financial, Inc.	1,448	71,879
Bank of New York Mellon Corp.	7,753	154,362
Capital One Financial Corp.	2,934	124,079
Citigroup, Inc.	18,693	491,813
JPMorgan Chase & Co.(2)	24,297	807,875
Leucadia National Corp.	1,269	28,857

16	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Diversified Financial Services (continued)
Morgan Stanley	9,490	$143,584
The Goldman Sachs Group, Inc.	3,148	284,673

		2,107,122
Diversified Manufacturing Operations – 3.3%
3M Co.	4,479	366,069
Danaher Corp.	3,636	171,037
Dover Corp.	1,186	68,847
Eaton Corp.	2,137	93,024
General Electric Co.(2)	67,492	1,208,782
Honeywell International, Inc.	4,942	268,598
Illinois Tool Works, Inc.	3,089	144,287
Ingersoll-Rand PLC	1,998	60,879
Tyco International Ltd.	2,951	137,841

		2,519,364
Diversified Media – 0.7%
Discovery Communications, Inc., Class A(1)	1,698	69,567
News Corp., Class A	14,011	249,956
Time Warner, Inc.	6,404	231,441

		550,964
Diversified Retail – 2.5%
Amazon.com, Inc.(1)	2,325	402,457
Big Lots, Inc.(1)	416	15,708
Costco Wholesale Corp.	2,780	231,630
Dollar Tree, Inc.(1)	761	63,247
Family Dollar Stores, Inc.	759	43,764
J.C. Penney Co., Inc.	918	32,268
Kohl’s Corp.	1,615	79,700
Macy’s, Inc.	2,683	86,339
Nordstrom, Inc.	1,036	51,499
Sears Holdings Corp.(1)	243	7,722
Target Corp.	4,290	219,734
Wal-Mart Stores, Inc.	11,180	668,117

		1,902,185
Drug & Grocery Store Chains – 1.0%
CVS Caremark Corp.	8,340	340,105
Safeway, Inc.	2,170	45,657
SUPERVALU, Inc.	1,350	10,962
The Kroger Co.	3,818	92,472
Walgreen Co.	5,683	187,880
Whole Foods Market, Inc.	1,020	70,972

		748,048

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	17

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Education Services – 0.1%
Apollo Group, Inc., Class A(1)	742	$39,971
DeVry, Inc.	386	14,846

		54,817
Electronic Components – 0.3%
Amphenol Corp., Class A	1,065	48,340
Corning, Inc.	10,052	130,475
Molex, Inc.	875	20,878

		199,693
Electronic Entertainment – 0.1%
Electronic Arts, Inc.(1)	2,119	43,651

		43,651
Energy Equipment – 0.0%
First Solar, Inc.(1)	373	12,592

		12,592
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,083	54,421
Jacobs Engineering Group, Inc.(1)	821	33,316
Quanta Services, Inc.(1)	1,340	28,864

		116,601
Entertainment – 0.8%
The Walt Disney Co.	11,481	430,537
Viacom, Inc., Class B	3,536	160,570

		591,107
Environmental, Maintenance, And Security Services – 0.0%
Cintas Corp.	708	24,645

		24,645
Fertilizers – 0.5%
CF Industries Holdings, Inc.	416	60,312
Monsanto Co.	3,417	239,429
The Mosaic Co.	1,903	95,968

		395,709
Financial Data & Systems – 1.7%
American Express Co.	6,496	306,416
Discover Financial Services	3,515	84,360
Equifax, Inc.	783	30,333
Fidelity National Information Services, Inc.	1,547	41,135
Fiserv, Inc.(1)	893	52,455
MasterCard, Inc., Class A	687	256,127
Moody’s Corp.	1,251	42,134
The Dun & Bradstreet Corp.	306	22,898

18	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Financial Data & Systems (continued)
Total System Services, Inc.	1,035	$20,245
Visa, Inc., Class A	3,250	329,972
Western Union Co.	3,945	72,036

		1,258,111
Foods – 1.8%
Campbell Soup Co.	1,144	38,026
ConAgra Foods, Inc.	2,658	70,171
Dean Foods Co.(1)	1,170	13,104
General Mills, Inc.	4,090	165,277
H.J. Heinz Co.	2,026	109,485
Hormel Foods Corp.	875	25,629
Kellogg Co.	1,581	79,951
Kraft Foods, Inc., Class A	11,283	421,533
McCormick & Co., Inc.	840	42,353
Mead Johnson Nutrition Co.	1,297	89,143
Sara Lee Corp.	3,791	71,726
Smucker (J.M.) Co.	724	56,595
Sysco Corp.	3,752	110,046
The Hershey Co.	980	60,544
Tyson Foods, Inc., Class A	1,889	38,989

		1,392,572
Forms And Bulk Printing Services – 0.0%
R.R. Donnelley & Sons Co.	1,195	17,244

		17,244
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	4,274	122,236

		122,236
Gas Pipeline – 0.4%
El Paso Corp.	4,928	130,937
EQT Corp.	949	51,995
Spectra Energy Corp.	4,153	127,705

		310,637
Gold – 0.3%
Newmont Mining Corp.	3,165	189,932

		189,932
Health Care Facilities – 0.1%
DaVita, Inc.(1)	600	45,486
Tenet Healthcare Corp.(1)	2,786	14,292

		59,778

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	19

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Health Care Management Services – 1.0%
Aetna, Inc.	2,318	$97,796
CIGNA Corp.	1,817	76,314
Coventry Health Care, Inc.(1)	922	28,001
Humana, Inc.	1,045	91,553
UnitedHealth Group, Inc.	6,819	345,587
WellPoint, Inc.	2,228	147,605

		786,856
Health Care Services – 0.6%
Cerner Corp.(1)	925	56,656
Express Scripts, Inc.(1)	3,112	139,075
McKesson Corp.	1,568	122,163
Medco Health Solutions, Inc.(1)	2,474	138,297

		456,191
Home Building – 0.1%
D.R. Horton, Inc.	1,776	22,395
Lennar Corp., Class A	1,027	20,181
Pulte Group, Inc.(1)	2,141	13,510

		56,086
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	1,709	49,852
Starwood Hotels & Resorts Worldwide, Inc.	1,226	58,811
Wyndham Worldwide Corp.	1,021	38,624
Wynn Resorts Ltd.	508	56,129

		203,416
Household Appliances – 0.0%
Whirlpool Corp.	486	23,061

		23,061
Household Equipment & Products – 0.2%
Newell Rubbermaid, Inc.	1,853	29,926
Snap-On, Inc.	362	18,325
Stanley Black & Decker, Inc.	1,079	72,940

		121,191
Household Furnishings – 0.0%
Leggett & Platt, Inc.	888	20,460

		20,460
Insurance: Life – 0.6%
Aflac, Inc.	2,983	129,044
Lincoln National Corp.	1,928	37,442
Principal Financial Group, Inc.	1,946	47,872
Prudential Financial, Inc.	3,015	151,112

20	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Insurance: Life (continued)
Torchmark Corp.	653	$28,334
Unum Group	1,889	39,801

		433,605
Insurance: Multi-Line – 2.0%
American International Group, Inc.(1)	2,791	64,751
Aon Corp.	2,082	97,438
Assurant, Inc.	588	24,143
Berkshire Hathaway, Inc., Class B(1)	11,238	857,459
Genworth Financial, Inc., Class A(1)	3,135	20,534
Loews Corp.	1,955	73,606
Marsh & McLennan Companies, Inc.	3,435	108,615
MetLife, Inc.	6,761	210,808
The Hartford Financial Services Group, Inc.	2,850	46,313

		1,503,667
Insurance: Property - Casualty – 0.9%
ACE Ltd.	2,140	150,057
Cincinnati Financial Corp.	1,045	31,831
The Allstate Corp.	3,232	88,589
The Chubb Corp.	1,788	123,765
The Progressive Corp.	3,929	76,655
The Travelers Companies, Inc.	2,641	156,268
XL Group PLC	2,038	40,291

		667,456
Leisure Time – 0.4%
Carnival Corp.	2,893	94,428
Expedia, Inc.	605	17,557
Priceline.com, Inc.(1)	317	148,264
TripAdvisor, Inc.(1)	605	15,252

		275,501
Luxury Items – 0.1%
Tiffany & Co.	808	53,538

		53,538
Machinery: Agricultural – 0.3%
Deere & Co.	2,644	204,513

		204,513
Machinery: Construction & Handling – 0.5%
Caterpillar, Inc.	4,133	374,450

		374,450
Machinery: Engines – 0.1%
Cummins, Inc.	1,239	109,057

		109,057

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	21

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Machinery: Industrial – 0.1%
Joy Global, Inc.	667	$50,005

		50,005
Medical & Dental Instruments & Supplies – 0.9%
Becton, Dickinson and Co.	1,365	101,993
Boston Scientific Corp.(1)	9,496	50,709
C.R. Bard, Inc.	550	47,025
Covidien PLC	3,092	139,171
DENTSPLY International, Inc.	906	31,701
Edwards Lifesciences Corp.(1)	732	51,752
Patterson Companies, Inc.	601	17,742
St. Jude Medical, Inc.	2,038	69,903
Stryker Corp.	2,085	103,645
Zimmer Holdings, Inc.(1)	1,145	61,166

		674,807
Medical Equipment – 0.8%
CareFusion Corp.(1)	1,429	36,311
Intuitive Surgical, Inc.(1)	250	115,753
Medtronic, Inc.	6,741	257,843
PerkinElmer, Inc.	730	14,600
Thermo Fisher Scientific, Inc.(1)	2,424	109,007
Varian Medical Systems, Inc.(1)	723	48,535

		582,049
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	643	55,279
Quest Diagnostics, Inc.	1,004	58,292

		113,571
Metal Fabricating – 0.3%
Fastenal Co.	1,888	82,336
Precision Castparts Corp.	915	150,783

		233,119
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	914	56,988
Titanium Metals Corp.	526	7,879

		64,867
Office Supplies & Equipment – 0.2%
Avery Dennison Corp.	670	19,216
Lexmark International Group, Inc., Class A	464	15,344
Pitney Bowes, Inc.	1,274	23,620
Xerox Corp.	8,860	70,526

		128,706

22	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	447	$24,701

		24,701
Oil Well Equipment & Services – 1.9%
Baker Hughes, Inc.	2,790	135,706
Cameron International Corp.(1)	1,566	77,031
FMC Technologies, Inc.(1)	1,530	79,912
Halliburton Co.	5,886	203,126
Helmerich & Payne, Inc.	680	39,685
Nabors Industries Ltd.(1)	1,841	31,923
National Oilwell Varco, Inc.	2,709	184,185
Noble Corp.(1)	1,614	48,775
Rowan Companies, Inc.(1)	798	24,203
Schlumberger Ltd.	8,578	585,963

		1,410,509
Oil: Crude Producers – 2.4%
Anadarko Petroleum Corp.	3,182	242,882
Apache Corp.	2,456	222,464
Cabot Oil & Gas Corp.	664	50,398
Chesapeake Energy Corp.	4,214	93,930
Denbury Resources, Inc.(1)	2,538	38,324
Devon Energy Corp.	2,583	160,146
EOG Resources, Inc.	1,719	169,339
Newfield Exploration Co.(1)	849	32,033
Noble Energy, Inc.	1,122	105,906
Occidental Petroleum Corp.	5,192	486,490
Pioneer Natural Resources Co.	782	69,973
QEP Resources, Inc.	1,126	32,992
Range Resources Corp.	1,000	61,940
Southwestern Energy Co.(1)	2,225	71,066

		1,837,883
Oil: Integrated – 6.6%
Chevron Corp.	12,734	1,354,898
ConocoPhillips	8,484	618,229
Exxon Mobil Corp.(2)	30,654	2,598,233
Hess Corp.	1,905	108,204
Marathon Oil Corp.	4,503	131,803
Murphy Oil Corp.	1,228	68,449
Williams Companies, Inc.	3,770	124,485

		5,004,301
Oil: Refining And Marketing – 0.3%
Marathon Petroleum Corp.	2,282	75,968

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	23

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Oil: Refining And Marketing (continued)
Sunoco, Inc.	681	$27,934
Tesoro Corp.(1)	916	21,398
Valero Energy Corp.	3,583	75,422

		200,722
Paints & Coatings – 0.2%
PPG Industries, Inc.	988	82,488
The Sherwin-Williams Co.	555	49,545

		132,033
Paper – 0.2%
International Paper Co.	2,797	82,791
MeadWestvaco Corp.	1,092	32,706

		115,497
Personal Care – 2.2%
Clorox Co.	849	56,509
Colgate-Palmolive Co.	3,099	286,317
Kimberly-Clark Corp.	2,508	184,489
The Procter & Gamble Co.(2)	17,575	1,172,428

		1,699,743
Pharmaceuticals – 6.5%
Abbott Laboratories	9,951	559,545
Allergan, Inc.	1,957	171,707
AmerisourceBergen Corp.	1,652	61,438
Bristol-Myers Squibb Co.	10,830	381,649
Cardinal Health, Inc.	2,209	89,707
Eli Lilly & Co.	6,487	269,600
Forest Laboratories, Inc.(1)	1,718	51,987
Gilead Sciences, Inc.(1)	4,818	197,201
Hospira, Inc.(1)	1,052	31,949
Johnson & Johnson(2)	17,446	1,144,109
Merck & Co., Inc.	19,506	735,376
Mylan, Inc.(1)	2,724	58,457
Perrigo Co.	595	57,893
Pfizer, Inc.	49,167	1,063,974
Watson Pharmaceuticals, Inc.(1)	814	49,117

		4,923,709
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	386	72,255

		72,255
Production Technology Equipment – 0.2%
Applied Materials, Inc.	8,340	89,321

24	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Production Technology Equipment (continued)
KLA-Tencor Corp.	1,067	$51,483
Novellus Systems, Inc.(1)	422	17,424
Teradyne, Inc.(1)	1,171	15,961

		174,189
Publishing – 0.2%
Gannett Co., Inc.	1,523	20,362
The McGraw-Hill Companies, Inc.	1,879	84,499
The Washington Post Co., Class B	34	12,812

		117,673
Radio & TV Broadcasters – 0.1%
CBS Corp., Class B	4,185	113,581

		113,581
Railroads – 0.8%
CSX Corp.	6,715	141,418
Norfolk Southern Corp.	2,157	157,159
Union Pacific Corp.	3,100	328,414

		626,991
Real Estate – 0.0%
CBRE Group, Inc.(1)	2,068	31,475

		31,475
Real Estate Investment Trusts – 1.7%
Apartment Investment & Management Co., Class A	756	17,320
AvalonBay Communities, Inc.	598	78,099
Boston Properties, Inc.	945	94,122
Equity Residential	1,894	108,015
HCP, Inc.	2,612	108,215
Health Care REIT, Inc.	1,218	66,417
Host Hotels & Resorts, Inc.	4,507	66,568
Kimco Realty Corp.	2,608	42,354
Plum Creek Timber Co., Inc.	1,034	37,803
ProLogis, Inc.	2,931	83,797
Public Storage, Inc.	908	122,090
Simon Property Group, Inc.	1,869	240,989
Ventas, Inc.	1,828	100,778
Vornado Realty Trust	1,180	90,695
Weyerhaeuser Co.	3,426	63,963

		1,321,225
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,485	57,722

		57,722

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	25

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Restaurants – 1.5%
Chipotle Mexican Grill, Inc.(1)	200	$67,548
Darden Restaurants, Inc.	849	38,698
McDonald’s Corp.	6,540	656,158
Starbucks Corp.	4,759	218,962
Yum! Brands, Inc.	2,939	173,430

		1,154,796
Scientific Instruments: Control & Filter – 0.4%
Flowserve Corp.	347	34,464
Pall Corp.	738	42,177
Parker Hannifin Corp.	966	73,657
Rockwell Automation, Inc.	911	66,840
Roper Industries, Inc.	609	52,904
Waters Corp.(1)	581	43,023

		313,065
Scientific Instruments: Electrical – 0.4%
Cooper Industries PLC	1,012	54,800
Emerson Electric Co.	4,708	219,346

		274,146
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.(1)	2,209	77,160

		77,160
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	2,029	55,899
Stericycle, Inc.(1)	547	42,622
Waste Management, Inc.	2,944	96,298

		194,819
Securities Brokerage & Services – 0.4%
CME Group, Inc.	419	102,098
E*TRADE Financial Corp.(1)	1,616	12,863
IntercontinentalExchange, Inc.(1)	461	55,574
NYSE Euronext	1,677	43,770
The Charles Schwab Corp.	6,894	77,626
The NASDAQ OMX Group, Inc.(1)	810	19,853

		311,784
Semiconductors & Components – 1.9%
Advanced Micro Devices, Inc.(1)	3,739	20,191
Altera Corp.	2,056	76,278
Analog Devices, Inc.	1,903	68,089
Broadcom Corp., Class A(1)	3,104	91,133
Intel Corp.	32,578	790,016
Linear Technology Corp.	1,444	43,363

26	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Semiconductors & Components (continued)
LSI Corp.(1)	3,626	$21,575
Microchip Technology, Inc.	1,220	44,689
Micron Technology, Inc.(1)	6,306	39,665
Texas Instruments, Inc.	7,310	212,794
Xilinx, Inc.	1,691	54,213

		1,462,006
Specialty Retail – 1.9%
Abercrombie & Fitch Co., Class A	546	26,667
AutoNation, Inc.(1)	313	11,540
AutoZone, Inc.(1)	185	60,119
Bed, Bath & Beyond, Inc.(1)	1,536	89,042
Best Buy Co., Inc.	1,876	43,842
CarMax, Inc.(1)	1,447	44,105
GameStop Corp., Class A(1)	876	21,138
Limited Brands, Inc.	1,574	63,511
Lowe’s Companies, Inc.	8,008	203,243
Netflix, Inc.(1)	354	24,529
O’Reilly Automotive, Inc.(1)	819	65,479
Orchard Supply Hardware Stores Corp., Class A(1)(3)	10	24
Ross Stores, Inc.	1,473	70,012
Staples, Inc.	4,475	62,158
The Gap, Inc.	2,227	41,311
The Home Depot, Inc.	9,846	413,926
The TJX Companies, Inc.	2,413	155,759
Urban Outfitters, Inc.(1)	708	19,512

		1,415,917
Steel – 0.2%
Allegheny Technologies, Inc.	677	32,360
Nucor Corp.	2,028	80,248
United States Steel Corp.	915	24,211

		136,819
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,170	23,002

		23,002
Telecommunications Equipment – 0.4%
American Tower Corp., Class A	2,502	150,145
Motorola Mobility Holdings, Inc.(1)	1,685	65,378
Motorola Solutions, Inc.	1,836	84,988

		300,511
Textiles, Apparel & Shoes – 0.6%
Coach, Inc.	1,864	113,778

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	27

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Textiles, Apparel & Shoes (continued)
NIKE, Inc., Class B	2,375	$228,879
Ralph Lauren Corp.	409	56,475
VF Corp.	557	70,733

		469,865
Tobacco – 1.9%
Altria Group, Inc.	13,174	390,609
Lorillard, Inc.	864	98,496
Philip Morris International, Inc.	11,108	871,756
Reynolds American, Inc.	2,161	89,509

		1,450,370
Toys – 0.1%
Hasbro, Inc.	745	23,758
Mattel, Inc.	2,172	60,295

		84,053
Transportation Miscellaneous – 0.7%
Expeditors International of Washington, Inc.	1,346	55,132
United Parcel Service, Inc., Class B	6,173	451,802

		506,934
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,046	72,990

		72,990
Utilities: Electrical – 3.3%
Ameren Corp.	1,543	51,120
American Electric Power, Inc.	3,078	127,152
CMS Energy Corp.	1,596	35,240
Consolidated Edison, Inc.	1,867	115,810
Constellation Energy Group	1,286	51,016
Dominion Resources, Inc.	3,643	193,370
DTE Energy Co.	1,071	58,316
Duke Energy Corp.	8,562	188,364
Edison International	2,083	86,236
Entergy Corp.	1,124	82,108
Exelon Corp.	4,223	183,151
FirstEnergy Corp.	2,671	118,325
NextEra Energy, Inc.	2,692	163,889
Northeast Utilities	1,124	40,543
NRG Energy, Inc.(1)	1,491	27,017
Pepco Holdings, Inc.	1,431	29,049
PG&E Corp.	2,593	106,883
Pinnacle West Capital Corp.	697	33,581
PPL Corp.	3,700	108,854

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

December 31, 2011	Shares	Value
Utilities: Electrical (continued)
Progress Energy, Inc.	1,882	$105,430
Public Service Enterprise Group, Inc.	3,255	107,448
SCANA Corp.	760	34,246
Southern Co.	5,516	255,336
TECO Energy, Inc.	1,360	26,030
The AES Corp.(1)	4,159	49,243
Wisconsin Energy Corp.	1,518	53,069
Xcel Energy, Inc.	3,093	85,491

		2,516,317
Utilities: Gas Distributors – 0.4%
AGL Resources, Inc.	748	31,611
CenterPoint Energy, Inc.	2,713	54,504
NiSource, Inc.	1,791	42,644
ONEOK, Inc.	667	57,822
Sempra Energy	1,523	83,765

		270,346
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	485	26,277

		26,277
Utilities: Telecommunications – 2.9%
AT&T, Inc.(2)	37,871	1,145,219
CenturyLink, Inc.	3,956	147,163
Frontier Communications Corp.	6,360	32,754
MetroPCS Communications, Inc.(1)	1,881	16,327
Sprint Nextel Corp.(1)	19,140	44,788
Verizon Communications, Inc.	18,105	726,372
Windstream Corp.	3,774	44,307

		2,156,930
Utilities: Water – 0.0%
Xylem, Inc.	1,180	30,314

		30,314
Total Common Stocks (Cost $73,883,543)		72,787,470

	Shares	Value
Preferred Stocks – 0.0%
Specialty Retail – 0.0%
Orchard Supply Hardware Stores Corp., Series A(1)(3)	10	24

		24
Total Preferred Stocks (Cost $113)		24

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX FUND

December 31, 2011	Principal Amount	Value
U.S. Government Securities – 0.3%
U.S. Treasury Bills
0.035% due 5/3/2012(2)	$50,000	$49,994
0.10% due 12/13/2012(2)	150,000	149,855
0.03% due 4/5/2012(2)	50,000	49,996
U.S. Treasury Note 3.125% due 5/15/2019(2)	10,000	11,213
Total U.S. Government Securities (Cost $259,517)		261,058

	Principal Amount	Value
Repurchase Agreements – 4.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $3,069,003, due 1/3/2012(4)	3,069,000	3,069,000
Total Repurchase Agreements (Cost $3,069,000)		3,069,000
Total Investments - 100.8% (Cost $77,212,173)		76,117,552
Other Liabilities, Net - (0.8)%		(616,120)
Total Net Assets - 100.0%		$75,501,432

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	Fair valued security. See 1a in Notes to Financial Statements.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	3.15%	10/28/2020	$3,133,325

The table below presents futures contracts as of December 31, 2011.

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts

S&P 500 E Mini Index	Goldman Sachs & Co.	54	3/16/2012	$3,382	$71,230

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX FUND

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$72,787,446	$24	$—	$72,787,470

Preferred Stocks	—	24	—	24

U.S. Government Securities	—	261,058	—	261,058

Repurchase Agreements	—	3,069,000	—	3,069,000

Other Financial Instruments:

Financial Futures Contracts	71,230	—	—	71,230

Total	$72,858,676	$3,330,106	$—	$76,188,782

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

FINANCIAL INFORMATION

Statement of Assets and Liabilities As of December 31, 2011	RS S&P 500 Index
Assets
Investments, at value	$76,117,552
Cash and cash equivalents	653
Receivable for fund shares subscribed	137,801
Dividends/interest receivable	112,076

Total Assets	76,368,082

Liabilities
Payable for fund shares redeemed	792,210
Payable to adviser	15,913
Payable for variation margin	12,986
Payable to distributor	3,827
Accrued trustees’ fees	776
Accrued expenses/other liabilities	40,938

Total Liabilities	866,650

Total Net Assets	$75,501,432

Net Assets Consist of:
Paid-in capital	$85,712,883
Accumulated undistributed net investment income	1,473
Accumulated net realized loss from investments and futures contracts	(9,189,533)
Net unrealized depreciation on investments and futures contracts	(1,023,391)

Total Net Assets	$75,501,432

Investments, at Cost	$77,212,173

Pricing of Shares
Net Assets:
Class A	$51,776,316
Class B	1,128,222
Class C	7,314,377
Class K	15,282,517
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	6,084,621
Class B	127,626
Class C	861,976
Class K	1,797,595
Net Asset Value Per Share:
Class A	$8.51
Class B	8.84
Class C	8.49
Class K	8.50
Sales Charge Class A (Load)	3.00%
Maximum Offering Price Per Class A Share	$8.77

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Statement of Operations For the Year Ended December 31, 2011	RS S&P 500 Index
Investment Income
Dividends	$1,555,959
Interest	3,126

Total Investment Income	1,559,085

Expenses
Distribution fees	324,138
Investment advisory fees	192,837
Transfer agent fees	137,999
Registration fees	57,591
Custodian fees	50,616
Professional fees	37,172
Shareholder reports	31,233
Administrative service fees	9,534
Trustees’ fees	2,919
Other expenses	14,333

Total Expenses	858,372

Less: Fee waiver/expense reimbursement by distributor	(433,955)

Total Expenses, Net	424,417

Net Investment Income	1,134,668

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	2,171,525
Net realized gain from futures contracts	236,286
Net change in unrealized appreciation/depreciation on investments	(1,881,965)
Net change in unrealized appreciation/depreciation on futures contracts	30,297

Net Gain on Investments and Futures Contracts	556,143

Net Increase in Net Assets Resulting from Operations	$1,690,811

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS S&P 500 Index

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$1,134,668	$1,186,829
Net realized gain from investments and futures contracts	2,407,811	2,951,043
Net change in unrealized appreciation/depreciation on investments and futures contracts	(1,851,668)	6,740,818

Net Increase in Net Assets Resulting from Operations	1,690,811	10,878,690

Distributions to Shareholders
Net investment income
Class A	(865,059)	(943,620)
Class B	(3,351)	(13,947)
Class C	(69,631)	(48,611)
Class K	(186,488)	(183,388)

Total Distributions	(1,124,529)	(1,189,566)

Capital Share Transactions
Proceeds from sales of shares	17,996,371	12,841,801
Reinvestment of distributions	1,057,388	1,119,592
Cost of shares redeemed	(22,595,351)	(39,354,976)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,541,592)	(25,393,583)

Net Decrease in Net Assets	(2,975,310)	(15,704,459)

Net Assets
Beginning of year	78,476,742	94,181,201

End of year	$75,501,432	$78,476,742

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,473	$3,093

Other Information:
Shares
Sold	2,115,306	1,648,315
Reinvested	128,637	133,146
Redeemed	(2,592,067)	(5,048,122)

Net Decrease	(348,124)	(3,266,661)

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	35

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains
RS S&P 500 Index Fund
Class A
Year Ended 12/31/11	$8.51	$0.14	[3]	$0.01	$0.15	$(0.15)	$—
Year Ended 12/31/10	7.55	0.13	[3]	0.98	1.11	(0.15)	—
Year Ended 12/31/09	6.07	0.13		1.46	1.59	(0.11)	—
Year Ended 12/31/08	10.03	0.24		(3.98)	(3.74)	(0.22)	—
Year Ended 12/31/07	9.72	0.16		0.31	0.47	(0.16)	—

Class B
Year Ended 12/31/11	$8.78	$0.08	[3]	$0.01	$0.09	$(0.03)	$—
Year Ended 12/31/10	7.77	0.07	[3]	1.01	1.08	(0.07)	—
Year Ended 12/31/09	6.24	0.11		1.47	1.58	(0.05)	—
Year Ended 12/31/08	10.01	0.20		(3.97)	(3.77)	(0.00)[4]	—
Year Ended 12/31/07	9.70	0.07		0.32	0.39	(0.08)	—

Class C
Year Ended 12/31/11	$8.49	$0.08	[3]	$—	$0.08	$(0.08)	$—
Year Ended 12/31/10	7.50	0.06	[3]	0.99	1.05	(0.06)	—
Year Ended 12/31/09	6.06	0.09		1.44	1.53	(0.09)	—
Year Ended 12/31/08	9.99	0.09		(3.85)	(3.76)	(0.17)	—
Year Ended 12/31/07	9.68	0.07		0.32	0.39	(0.08)	—

Class K
Year Ended 12/31/11	$8.49	$0.11	[3]	$—	$0.11	$(0.10)	$—
Year Ended 12/31/10	7.52	0.09	[3]	0.98	1.07	(0.10)	—
Year Ended 12/31/09	6.06	0.11		1.45	1.56	(0.10)	—
Year Ended 12/31/08	10.02	0.12		(3.88)	(3.76)	(0.20)	—
Year Ended 12/31/07	9.70	0.11		0.32	0.43	(0.11)	—

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions		Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.15)		$8.51	1.79%	$51,776	0.38%	0.91%	1.64%	1.11%	6%
(0.15)		8.51	14.75%	53,810	0.38%	0.92%	1.64%	1.10%	5%
(0.11)		7.55	26.30%	56,619	0.38%	1.00%	1.90%	1.28%	9%
(0.22)		6.07	(37.25)%	48,363	0.49%	0.74%	1.79%	1.54%	5%
(0.16)		10.03	4.86%	129,211	0.53%	0.72%	1.45%	1.26%	3%

$(0.03)		$8.84	0.99%	$1,128	1.13%	1.82%	0.86%	0.17%	6%
(0.07)		8.78	13.86%	1,875	1.13%	1.83%	0.88%	0.18%	5%
(0.05)		7.77	25.32%	2,160	1.13%	1.89%	1.16%	0.40%	9%
(0.00)	[4]	6.24	(37.62)%	1,925	1.27%	1.61%	0.85%	0.51%	5%
(0.08)		10.01	4.00%	11,976	1.28%	1.53%	0.70%	0.45%	3%

$(0.08)		$8.49	1.00%	$7,314	1.13%	1.69%	0.90%	0.34%	6%
(0.06)		8.49	14.01%	7,157	1.13%	1.64%	0.81%	0.30%	5%
(0.09)		7.50	25.21%	12,659	1.13%	1.66%	1.11%	0.58%	9%
(0.17)		6.06	(37.63)%	6,730	1.24%	1.56%	1.07%	0.75%	5%
(0.08)		9.99	4.02%	10,618	1.28%	1.55%	0.71%	0.44%	3%

$(0.10)		$8.50	1.34%	$15,283	0.78%	1.44%	1.24%	0.58%	6%
(0.10)		8.49	14.26%	15,635	0.78%	1.42%	1.18%	0.54%	5%
(0.10)		7.52	25.78%	22,743	0.78%	1.40%	1.46%	0.84%	9%
(0.20)		6.06	(37.48)%	12,806	0.89%	1.14%	1.41%	1.16%	5%
(0.11)		10.02	4.40%	19,453	0.93%	1.30%	1.06%	1.69%	3%
Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

[4]	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2011

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RS S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund offers Class A, B, C and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Fund has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Futures contracts shall be valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

38	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

www.RSinvestments.com	39

NOTES TO FINANCIAL STATEMENTS

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which

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it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

f. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

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NOTES TO FINANCIAL STATEMENTS

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to the following rates:

Expense Limitation
Class A	Class B	Class C	Class K
0.38%	1.13%	1.13%	0.78%

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Fund. The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under

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the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund.

	Annual Rate	Distribution Fees
Class A	0.25%	$130,021
Class B	1.00%	15,602
Class C	1.00%	72,386
Class K	0.65%	106,129

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Fund’s shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Fund or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Fund reimburses GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Fund’s shares as a retail broker-dealer. For the year ended December 31, 2011, PAS informed the Trust it received $2,261,011 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were $2,427.

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2011, GIS received CDSL charges of $29,934.

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010, was as follows:

Ordinary Income
2011	$1,124,529
2010	1,189,566

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various

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NOTES TO FINANCIAL STATEMENTS

investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(2,155)	$(11,759)	$13,914

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Ordinary Income
$1,472

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized capital loss carryovers of $2,589,218. Capital loss carryovers available to the Fund at December 31, 2011 were $8,573,876, expiring 2017.

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In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital losses of $101,971.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $77,654,630. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $17,990,409 and $(19,527,487), respectively, resulting in net unrealized depreciation of $1,537,078.

Note 4 Capital Shares

a. Transactions The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Fund were as follows:

Transactions in Capital Shares

RS S&P 500 Index Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,205,245	$10,253,410	789,143	$6,156,892
Shares reinvested	99,922	821,357	105,869	890,373
Shares redeemed	(1,542,001)	(13,507,172)	(2,070,371)	(16,123,029)

Net decrease	(236,834)	$(2,432,405)	(1,175,359)	$(9,075,764)

Class B
Shares sold	10,514	$96,372	21,377	$173,871
Shares reinvested	334	2,852	1,397	12,128
Shares redeemed	(96,793)	(873,953)	(87,188)	(697,337)

Net decrease	(85,945)	$(774,729)	(64,414)	$(511,338)

Class C
Shares sold	224,729	$1,922,246	270,784	$2,131,714
Shares reinvested	5,694	46,691	4,022	33,703
Shares redeemed	(211,942)	(1,796,377)	(1,118,628)	(8,746,665)

Net increase/(decrease)	18,481	$172,560	(843,822)	$(6,581,248)

Class K
Shares sold	674,818	$5,724,343	567,011	$4,379,324
Shares reinvested	22,687	186,488	21,858	183,388
Shares redeemed	(741,331)	(6,417,849)	(1,771,935)	(13,787,945)

Net decrease	(43,826)	$(507,018)	(1,183,066)	$(9,225,233)

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NOTES TO FINANCIAL STATEMENTS

Note 5 Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Other Investments	U.S. Government Agency Obligations
Purchases	$4,342,655	$—
Sales	7,860,200	430,177

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2011.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation/depreciation on investments and futures contracts*	$71,230
*	The cumulative appreciation/depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2011.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$236,286
	Net change in unrealized appreciation/depreciation on futures contracts	30,297

The Fund held an average daily face value of $2,126,000 E-Mini S&P 500 Futures Contracts for the year ended December 31, 2011.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller

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NOTES TO FINANCIAL STATEMENTS

defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund borrowed from the facility as follows:

Amount Outstanding at 12/31/11	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$ —	$496,544	5	1.38%
*	For the year ended December 31, 2011, based on the number of days borrowings were outstanding.

Note 7 Review for Subsequent Events

Effective on or about February 17, 2012 (the “Conversion Date”), each outstanding Class B share of the Fund will automatically convert to a number of full and/or fractional Class A shares of the same Fund with a net asset value equal to the net asset value of such Class B share as of the close of business on the Conversion Date. The conversion will be effected without the imposition of front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Date as a result of the conversion. Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no other events have occurred that require disclosure.

Note 8 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

Note 9 New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index Fund (one of the portfolios constituting RS Investment Trust, and hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2011 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS S&P 500 Index Fund	100%

Dividend Received Deduction:

RS S&P 500 Index Fund	100%

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’

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SUPPLEMENTAL INFORMATION (UNAUDITED)

general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS

54	www.RSinvestments.com

SUPPLEMENTAL INFORMATION (UNAUDITED)

Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999–present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees (continued)
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011–present)
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

60	www.RSinvestments.com

388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

EB 015642 (12/11)

2011 Annual Report

All data as of December 31, 2011

RS Fixed Income Funds

Class A, B, C, K, and Y Shares

•	RS Investment Quality Bond Fund

•	RS Low Duration Bond Fund

•	RS High Yield Fund

•	RS Tax-Exempt Fund

•	RS High Yield Municipal Bond Fund

•	RS Floating Rate Fund

•	RS Strategic Income Fund

•	RS Money Market Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

On behalf of my RS colleagues, I want to express my gratitude for your confidence, support, and most of all, your business. We recognize that the climate for long-term investors over the last several years has been challenging and fully appreciate the trust you have placed in RS Investments to help you achieve your financial goals.

Please allow me to introduce myself. My name is Matt Scanlan and I have been fortunate to have been appointed the new CEO of RS Investments. I join from Renaissance Institutional Management in New York, where I served as president and CEO for the past three years. Prior to Renaissance, I headed the institutional business for Barclays Global Investors in San Francisco and served as a senior portfolio manager at The Northern Trust Company in Chicago.

Throughout my 30-year career in the investment management business, I have focused solely on serving the needs of clients and I want to stress that at RS Investments that commitment will be as intense as ever. We are grateful that you have entrusted your assets to us and will continue to work hard to earn your trust every day.

I assume my position at RS Investments from Terry Otton, who announced his intention to retire last year. At my request, he has agreed to stay on for a period of time to help ensure a smooth transition. My goal will be to continue the outstanding work he has accomplished over his long career at the firm, while at the same time working to grow the scope of our business responsibly.

Our first priority is a lasting one: continuously refine and improve our investment processes and maintain our commitment to conducting outstanding fundamental research. These are the engines that drive the long-term results we seek to deliver to shareholders and they require continuous care and diligence. Our investment teams are comprised of professionals who are dedicated to continuously improving the risk and reward experience of our products.

Another important focus will be on expanding the solutions we offer, so we can continue to serve your changing needs. Whether it’s investing for retirement, education, long-term wealth planning, or another critical goal, RS Investments provides a wide range of products to meet those needs. We intend to continue to support state-of-the-art and highly relevant solutions to address the evolving challenges faced by our clients and fund shareholders.

We take very seriously our role as stewards of your capital. Our investment teams provide expertise in their respective investment disciplines and you can be assured that in this economic environment — and always — we are investing your assets with an eye toward managing risk and optimizing long-term return potential.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

In the pages that follow, please find an update on your investment in the RS Funds. It contains important information about your investment with RS. Additionally, please visit our website, www.RSinvestments.com, throughout the year for insightful and up-to-date commentary from our investment teams.

I look forward to serving your interests and to working hard every day to improve your experience as a valued investor in the RS fund family.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

2	www.RSinvestments.com	THIS PAGE NOT PART OF YOUR FUND REPORT

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INVESTMENT QUALITY BOND FUND

RS Investment Quality Bond Fund Commentary

Highlights

•	In a volatile year for fixed income markets, risk-averse investors sought safety in the Treasury market, which outperformed more credit-sensitive investments with similar maturities.

•

RS Investment Quality Bond Fund (the “Fund”) delivered a positive return for the year ended December 31, 2011, but underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1] (the “Index”). The Fund’s performance relative to the Index was hurt by a slight overweight in corporate bonds, which underperformed the aggregate bond market in 2011.

•	The Fund seeks to provide high current income and capital appreciation without undue risk to principal by investing primarily in investment-grade debt securities.

Market Overview

The past year saw heightened volatility in financial markets, as investors’ appetite for risk fluctuated against a backdrop of global economic uncertainty and a deepening sovereign debt crisis in Europe. Early in the year, investors sought higher yields in corporate bonds and other non-Treasury segments of the fixed income market. Investors became more risk-averse in the second quarter, however, due in part to fears that a potential default by Greece could damage the European banking system and adversely affect the global economy. These fears only increased in the third quarter, adding to a climate of unease created by weaker-than-expected U.S. economic data and a political impasse on debt reduction in Washington. Despite Standard & Poor’s downgrade of the U.S. credit rating in August, U.S. Treasury securities benefited from a flight to quality by worried investors who were shedding risk in the equity market and more credit-sensitive areas of the fixed income market. Later in the year, investors appeared to recover some confidence and focused once again on fundamentals as the worst fears on the U.S. economic outlook and the European situation were not realized. As investors regained some tolerance for risk, they experienced higher returns in corporate bonds, as well as in other non-Treasury fixed income segments such as commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS).2

Despite improved performance by non-Treasury securities in the fourth quarter, the Treasury market was the major beneficiary of investor attention during this volatile year and outperformed the broader market. The Barclays Capital U.S. Treasury Index3, returned 9.81% for all of 2011, with most of this performance achieved in the first three quarters of the year. Corporate bonds and MBS underperformed Treasury securities with comparable durations in 2011, while the CMBS market slightly outperformed2.

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RS INVESTMENT QUALITY BOND FUND

Fund Performance Overview

For the year ended December 31, 2011, the Fund (Class A Shares) returned 6.87%, underperforming a 7.84% return by the Index2. The Fund outperformed the 6.22% average return for the Lipper Intermediate Investment Grade Debt Funds peer group. (The peer group consisted of 597 mutual funds that invest primarily in investment-grade debt issues with average maturities of five to ten years.)4

The Fund continued its strategy of overweighting non-Treasury segments of the fixed income market, notably investment-grade corporate bonds and CMBS. This strategy worked in the Fund’s favor in the first quarter, but proved detrimental mid-year as risk-averse investors sought safety in the Treasury market. While we reduced the Fund’s exposure to the corporate bond sector somewhat in the third quarter, our remaining overweight position still had a negative effect on the Fund’s performance for the year.

We remained overweight in non-Treasury sectors as the year came to a close, given our view that these sectors were attractively valued. Their yield premiums increased to recession-like levels, and since we did not expect a recession, we believed that those levels were attractive on a risk-return basis. Investment-grade and high yield corporate bonds and high yield bank loans accounted for 29% of the Fund’s portfolio at year-end.

On a positive note, the Fund’s overweight in CMBS benefited performance relative to similar duration Treasuries for the year overall, as the sector outperformed the aggregate bond market in 2011.2 Similarly, our decision to underweight agency MBS also contributed positively to relative performance. We continued to focus our CMBS and non-agency MBS investments on seasoned bonds that we believed would provide ample credit support and were backed by mortgages that were, in our view, underwritten with stronger credit standards than those bonds issued more recently. Given the reduced supply of new CMBS and non-agency MBS relative to past years, we believe the real challenge at this time is to find sufficient assets that meet our investment criteria. At year-end, the Fund held an 18% allocation to CMBS, compared to a 2% allocation for the Index1.

Outlook

We believe that markets could remain volatile in 2012 despite our outlook for continued and even improving U.S. economic growth. We also believe that developments in Europe remain a significant risk for the global economy and financial markets. Given the risk/reward profiles we are seeing at this time, we will seek to focus on non-Treasury segments of the fixed income market. We believe that our disciplined investment process will help lead us to find appropriate investment opportunities for the Fund through different economic cycles.

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RS INVESTMENT QUALITY BOND FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS INVESTMENT QUALITY BOND FUND

Characteristics (unaudited)

Total Net Assets: $194,318,118

Sector Allocation

Bond Quality Allocation[5]

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RS INVESTMENT QUALITY BOND FUND

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.875%	11/30/2016	4.10%
FNMA Mortgage Pass-Through	3.500%	12/1/2041	3.97%
FNMA Mortgage Pass-Through	4.000%	12/1/2041	3.62%
FNMA Mortgage Pass-Through	4.000%	9/1/2040	2.81%
U.S. Treasury Bonds	4.375%	5/15/2041	2.72%
FHLMC Mortgage Pass-Through	4.000%	12/1/2040	2.69%
FNMA Mortgage Pass-Through	5.000%	11/1/2039	2.47%
FNMA Mortgage Pass-Through	5.500%	1/1/2038	1.86%
FNMA Mortgage Pass-Through	4.500%	12/1/2041	1.53%
U.S. Treasury Notes	2.125%	8/15/2021	1.35%
Total			27.12%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
2	Source: Barclays Capital Index Summary, Barclays Capital Inc.
3	The Barclays Capital U.S. Treasury Index is an unmanaged index of U.S. Treasury securities that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund.
4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
5	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

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RS INVESTMENT QUALITY BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	6.87%	8.30%	6.00%	5.39%	5.63%
with maximum sales charge	2.90%	6.94%	5.19%	4.99%	5.42%
Class B Shares (8/7/00)
without sales charge	6.18%	7.53%	5.23%	4.76%	5.34%
with sales charge	3.18%	6.95%	5.07%	4.76%	5.34%
Class C Shares (8/7/00)
without sales charge	6.17%	7.49%	5.23%	4.60%	5.11%
with sales charge	5.17%	7.49%	5.23%	4.60%	5.11%
Class K Shares (5/15/01)	6.55%	7.90%	5.60%	4.98%	5.18%
Class Y Shares (5/12/09)	7.18%	—	—	—	8.48%
Barclays Capital U.S. Aggregate Bond Index[1]	7.84%	6.77%	6.50%	5.78%	6.36%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Investment Quality Bond Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2011: $15,917 (Class B), $15,680 (Class C), $16,252 (Class K), and $12,393 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Investment Quality Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS LOW DURATION BOND FUND

RS Low Duration Bond Fund Commentary

Highlights

•

In a volatile year for the investment markets, the Barclays Capital U.S. Government 1-3 Year Bond Index[1] (the “Index”) returned modest positive performance, aided in part by a mid-year investor flight to quality that favored shorter duration Treasury securities.

•

RS Low Duration Bond Fund (the “Fund”) delivered a positive return for the year ended December 31, 2011, while also outperforming the Index. The Fund’s performance relative to the Index was aided by its exposure to non-Treasury sectors such as high quality corporate bonds and commercial mortgage-backed securities (CMBS), which ultimately outperformed despite the mid-year flight to quality.

•	The Fund seeks to deliver high levels of current income while preserving capital by investing primarily in investment-grade debt securities with a duration consistent with that of the Index.

Market Overview

The past year saw heightened volatility in financial markets, as investors’ appetite for risk fluctuated against a backdrop of global economic uncertainty and a deepening sovereign debt crisis in Europe. Early in the year, investors sought higher yields in corporate bonds and other non-Treasury segments of the fixed income markets. Investors became more risk-averse in the second quarter, however, due in part to fears that a potential default by Greece could damage the European banking system and adversely affect the global economy. These fears only increased in the third quarter, adding to a climate of unease created by weaker-than-expected U.S. economic data and a political impasse on debt reduction in Washington. Despite Standard & Poor’s downgrade of the U.S. credit rating in August, U.S. Treasury securities benefited from a flight to quality by worried investors who were shedding risk in the equity market and more credit-sensitive areas of the fixed income market. Later in the year, investors appeared to recover some confidence and focused once again on fundamentals as the worst fears on the U.S. economic outlook and the European situation were not realized. As investors regained some tolerance for risk, they experienced higher returns in corporate bonds, as well as in other non-Treasury fixed income segments such as CMBS and mortgage-backed securities (MBS).2

Despite these dramatic reversals in investors’ perspectives on risk, we did see lower duration, more credit-sensitive, non-Treasury fixed income securities outperform Treasury securities for the year overall. This was due in part to very strong fourth quarter performance by corporate bonds and CMBS2, as investors experienced higher returns outside of the Treasury market.

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RS LOW DURATION BOND FUND

Fund Performance Overview

The Fund (Class A Shares) returned 1.68% for the year ended December 31, 2011. The Index returned 1.56% for the period2. The Fund’s performance also compared favorably with a 1.26% average return for the Lipper Short Investment Grade Debt Funds peer group. (The peer group consisted of 254 mutual funds that invest primarily in short-term investment-grade debt with average maturities of one to three years.)3

The Fund’s relative performance for the year benefited on balance from a higher weighting in corporate bonds and CMBS, relative to the Index. We maintained this overweight exposure to non-Treasury sectors as the year came to a close, because we viewed these sectors as attractively valued. Their yield premiums increased to recession-like levels, and since we did not expect a recession, those levels were attractive on a risk-return basis. Nonetheless, within this segment of the Fund, we shifted emphasis away from high yield bonds toward investment-grade securities. By year-end, corporate securities accounted for 40% of the Fund. We also sought to maintain our overweight in the CMBS and non-agency MBS sectors. We continued the Fund’s strategy of owning seasoned bonds that we believed would provide ample credit support and were backed by mortgages that were, in our view, underwritten with stronger credit standards than more recently issued bonds. Given the reduced supply of new CMBS and non-agency MBS relative to past years, we believe the real challenge at this time is to find sufficient assets that meet our investment criteria.

Outlook

We believe that markets could remain volatile in 2012 despite our outlook for continued and even improving U.S. economic growth. We also believe that developments in Europe remain a significant risk for the global economy and financial markets. Given the risk/reward profiles we are seeing at this time, we will seek to focus our investments on non-Treasury segments of the fixed income market. We believe that our disciplined investment process will help lead us to find appropriate investment opportunities for the Fund through different economic cycles.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS LOW DURATION BOND FUND

Characteristics (unaudited)

Total Net Assets: $1,222,608,062

Sector Allocation

Bond Quality Allocation[4]

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RS LOW DURATION BOND FUND

Top Ten Holdings[5]

Holding	Coupon	Maturity	% of Total Net Assets
U.S. Treasury Notes	0.250%	12/15/2014	3.63%
U.S. Treasury Notes	0.500%	8/15/2014	2.12%
U.S. Treasury Notes	0.125%	12/31/2013	1.96%
U.S. Treasury Notes	1.000%	10/31/2016	1.62%
U.S. Treasury Notes	0.375%	11/15/2014	1.18%
Federal Home Loan Mortgage Corp. Agency	2.000%	8/25/2016	1.11%
Morgan Stanley Capital I	5.230%	9/15/2042	0.93%
Miramax LLC	6.250%	10/20/2021	0.90%
Ford Credit Auto Lease Trust	1.050%	10/15/2014	0.90%
Federal Home Loan Mortgage Corp. Agency	1.000%	8/27/2014	0.83%
Total			15.18%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged Index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
2	Source: Barclays Capital Index Summary, Barclays Capital Inc. from 6/30/2011, 9/30/2011 and 12/31/2011.
3	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
4	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS LOW DURATION BOND FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	Since Inception
Class A Shares (7/30/03)
without sales charge	1.68%	3.90%	4.06%	3.34%
with maximum sales charge	-0.64%	3.10%	3.58%	3.06%
Class B Shares (7/30/03)
without sales charge	0.93%	3.08%	3.27%	2.59%
with sales charge	-2.05%	2.45%	3.09%	2.59%
Class C Shares (7/30/03)
without sales charge	0.93%	3.12%	3.29%	2.57%
with sales charge	-0.07%	3.12%	3.29%	2.57%
Class K Shares (7/30/03)	1.28%	3.49%	3.65%	2.93%
Class Y Shares (5/12/09)	1.89%	—	—	3.86%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]	1.56%	1.79%	3.80%	3.18%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/30/03 in Class A shares of RS Low Duration Bond Fund and in the Barclays Capital U.S. Government 1-3 Year Bond Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made upon the inception of Class B shares (7/30/03), Class C shares (7/30/03), Class K shares (7/30/03), and Class Y shares (5/12/09) would have the following values as of December 31, 2011: $12,404 (Class B), $12,378 (Class C), $12,749 (Class K), and $11,050 (Class Y). While Class B, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD FUND

RS High Yield Fund Commentary

Highlights

•	Despite heightened volatility, the high yield market delivered positive performance in 2011, supported by generally healthy corporate earnings performance and low default rates.

•

RS High Yield Fund (the “Fund”) returned positive performance for the year ended December 31, 2011, but underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Index[1] (the “Index”).

•	The Fund invests primarily in high-yield securities, with the aim of providing high current income and with capital appreciation as a secondary objective.

Market Overview

The high yield market as represented by the Index delivered mixed performance in 2011, as sound corporate fundamentals, a low default rate, modest economic growth, and solid mutual fund inflows were partially offset and sometimes overshadowed by ongoing concerns about the European sovereign debt crisis. After delivering strong performance early in the year, the high yield market sold off sharply in the third quarter as concerns over the European debt situation and economic uncertainty curbed investor appetites for risk. Market conditions stabilized somewhat in the fourth quarter, as some positive economic reports and news of a temporary stabilization plan2 for Europe helped calm investor fears. As a result, the high yield market was able to end the year on a positive note. Meanwhile, high yield bond issuance slowed dramatically in the second half of the year after a record $90 billion in new issuance in the first six months of 2011. High yield issuance measured $246 billion for 2011 overall, down from 2010’s record $302 million.3 On a positive note, improving corporate fundamentals helped to keep the high yield default rate low in 2011. The twelve-month par weighted default rate measured 1.76% at year-end, well below the 25-year average of 4.21%.4

Fund Performance Overview

The Fund (Class A Shares) returned 4.56% for the year ended December 31, 2011, finishing in the 1st quartile of its Lipper High Current Yield Funds peer group, which posted a 2.81% average return. (The peer group consisted of 491 mutual funds that invest primarily in high yield corporate securities.)5 However, the Fund underperformed the Index, which returned 4.98% for the period1.

We positioned the Fund for moderate spread tightening entering 2011 despite the ongoing sovereign debt concerns in Europe. We believed the high yield sector was attractive on a fundamental basis as well as relative to other asset classes.

The Fund’s relative performance early in the year benefited from two homebuilding credits, Hovnanian Enterprises and Beazer Homes, which we purchased believing they were undervalued despite the continued weak housing market. The bonds rallied in the first quarter, aiding our performance, and we subsequently reduced our investment

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RS HIGH YIELD FUND

given our belief that a pickup in housing demand was still at least two years away. Our subsequent underweight in homebuilders relative to the Index worked in our favor later in the year. In particular, we avoided exposure to a number of Chinese homebuilder bonds that were included in the Index and which declined in the third quarter.

Relative performance later in the year was aided by our security selection in the technology sector, notably from our investments in Softbrands, Igate Corp, and CDW Corp. We continue to believe that technology is an attractive sector, but we seek to avoid highly cyclical semiconductor and hardware names and focus on less cyclical software and services names.

The Fund’s performance relative to the Index was hurt by our investment in the bonds of the transportation services companies CMA and Navios Maritime. CMA sold off mid-year on concerns over negative worldwide shipping trends, as well as the company’s disappointing earnings performance, European market exposure, and an incident involving the violation of trade sanctions against Iran. We held onto the CMA bonds until they recovered some of their value and then sold off the position before year-end due to our lost confidence in the company’s management.

The healthcare sector suffered a tumultuous year as the federal government announced cutbacks to the reimbursement rate for post-acute healthcare providers. The Fund’s relative performance was hurt by our investments in Apria Healthcare (Apria), Alliance Imaging (Alliance), and Convatec Healthcare. We held onto our position in Apria, as we felt the sell-off was overdone, but exited our position in Alliance as its core medical imaging business suffered from erosion and we saw no prospect for a turnaround.

Outlook

As we look ahead, we believe we will see moderate spread contraction in the high yield market and expanded risk tolerance from investors in 2012. We also believe we will see positive corporate earnings performance, balance sheet improvement, and low default risk for high yield issuers. Nonetheless, we believe that events in Europe present a risk for the high yield market that could potentially overwhelm these positive fundamentals. We will continue to seek to avoid any credits with direct European exposure.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS HIGH YIELD FUND

Characteristics (unaudited)

Total Net Assets: $126,555,696

Bond Quality Allocation[6]

Top Ten Holdings[7]

Holding	Coupon	Maturity Date	% of Total Net Assets
Reynolds Group Issuer, Inc.	9.875%	8/15/2019	1.15%
Clear Channel Communication, Inc.	3.946%	1/28/2016	1.15%
E*Trade Financial Corp.	12.500%	11/30/2017	1.11%
Michael Foods, Inc.	9.750%	7/15/2018	1.04%
Sabra Health Care L.P.	8.125%	11/1/2018	1.02%
The Neiman Marcus Group, Inc.	10.375%	10/15/2015	1.01%
Dolphin Subsidiary II, Inc.	7.250%	10/15/2021	0.98%
Block Communications, Inc.	8.250%	12/15/2015	0.97%
ARAMARK Holdings Corp.	8.625%	5/1/2016	0.95%
Apria Healthcare Group, Inc.	12.375%	11/1/2014	0.88%
Total			10.26%

1	The Barclays Capital U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Barclays Capital U.S. Corporate High-Yield Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
2	Source: European Central Bank press release dated December 19, 2011.
3	Source: JP Morgan High Yield Market Monitor, 1/3/2012, pg 8.
4	Source: JP Morgan High Yield Market Monitor, 1/3/2012, pg 17.
5	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
6	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
7	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS HIGH YIELD FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/1/98)
without sales charge	4.56%	18.16%	5.89%	7.11%	5.67%
with maximum sales charge	0.64%	16.67%	5.09%	6.70%	5.37%
Class B Shares (9/1/98)
without sales charge	3.79%	17.28%	5.13%	6.47%	5.12%
with sales charge	0.86%	16.79%	4.98%	6.47%	5.12%
Class C Shares (8/7/00)
without sales charge	3.62%	17.23%	5.10%	6.32%	5.10%
with sales charge	2.65%	17.23%	5.10%	6.32%	5.10%
Class K Shares (5/15/01)	4.15%	17.69%	5.47%	6.69%	6.21%
Class Y Shares (5/12/09)	4.75%	—	—	—	14.81%
Barclays Capital U.S. Corporate High-Yield Index[1]	4.98%	24.12%	7.54%	8.85%	6.91%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS High Yield Fund and in the Barclays Capital U.S. Corporate High-Yield Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares, and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2011: $18,716 (Class B), $18,447 (Class C), $19,102 (Class K), and $14,392 (Class Y). While Class B shares, Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian High Yield Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS TAX-EXEMPT FUND

RS Tax-Exempt Fund Commentary

Highlights

•	The tax-exempt bond market delivered solid positive performance in 2011, as investors realized that municipal defaults were not as extensive as predicted[1].

•	RS Tax-Exempt Fund (the “Fund”) delivered a positive return for the year ended December 31, 2011, while also outperforming the benchmark Barclays Capital Municipal Bond Index[2] (the “Index”).

•	The Fund seeks to deliver high levels of current income exempt from federal income taxes by investing in a diversified portfolio of tax-exempt municipal obligations.

Market Overview

The past year began with a prediction by a high-profile analyst that the municipal market may experience hundreds of billions in defaults.1 This prediction led investors to redeem their shares from tax-exempt municipal bond funds, which experienced declining NAVs (net asset values) as managers needed to sell bonds to satisfy redemptions. While some jurisdictions faced challenges, the vast majority of municipalities met their obligations. The National Association of State Budget Officers reported that, over the past four years, states have closed more than $325 billion of deficits with spending cuts and additional revenues.3

As the widespread defaults predicted earlier failed to materialize, municipal buyers returned to the market, though not with the same force with which they had left. Gradually, municipal buyers became more confident, and the tax-exempt municipal market ended the year as one of the best performing asset classes for 2011. Lower-rated investments outperformed higher-rated investments during the year as investors generally sought higher yields despite the continued economic uncertainty.

Fund Performance Overview

The Fund (Class A Shares) returned 11.11% for the year ended December 31, 2011. The Fund outperformed the Index, which returned 10.70%2. The Fund outperformed the 10.56% average return of its Lipper General Municipal Debt Funds peer group. (The peer group consisted of 245 mutual funds that invest primarily in municipal debt issues in the top four credit ratings.)4

Portfolio Review

Our long-standing investment approach is based on our analysis of the fundamentals of each issuer, rather than a reliance solely on ratings or insurance. The Fund typically holds significantly fewer issues than the Index. At any one time, the Index has approximately 46,025 issues,5 whereas the Fund generally has exposure to about 180 to 215 issues, some of which may not be in the Index. Given the broad opportunity set

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RS TAX-EXEMPT FUND

open to a national tax-exempt fund, we focus on issuers that we believe offer high quality and value, while we seek to avoid large concentrations in any single issuer, insurer, industry, sector, or state. However, when we believe we are properly compensated for risk, and if our research indicates upside potential for a bond, we may purchase lower-rated credits. For general obligation and revenue bonds, we look for those that we believe have strong underlying credit fundamentals.

The Fund maintained a higher-grade credit profile than the Index throughout the period, and had no investments in unrated or below investment-grade bonds. While this strategy at times dampened the Fund’s performance relative to the benchmark, it also allowed us to avoid exposure to the municipalities that suffered credit problems and bankruptcies during the past year. Unlike some of its competitors, the Fund did not use derivatives to boost returns. We have also stayed away from many local credits, as well as credits that typically depend on appropriations or have certificate of participation (COP) structures, which are not voter-approved and usually depend on appropriations.

Outlook

Going forward, we believe that the fiscal situation of states, though in most cases improved, remains fragile and vulnerable to deteriorating economic conditions. In this environment, we will continue to look to the fundamentals of each issuer.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS TAX-EXEMPT FUND

Characteristics (unaudited)

Total Net Assets: $413,790,872

Sector Allocation

Revenue Bond Allocation	% of Total Net Assets	% Index
Education	8.0%	7.1%
Hospital / Nursing Home / Health Care	5.9%	8.6%
Housing	1.4%	1.6%
Industrial Revenue	5.2%	3.3%
Leasing	5.1%	7.7%
Power	5.2%	7.1%
Resource Recovery	0.0%	0.3%
Special Tax	7.2%	10.5%
Transportation	17.8%	15.3%
Water and Sewer	12.1%	8.8%

Revenue Bonds Total	67.9%	70.3%
AAA Insured Bonds	1.6%	10.9%
Prerefunded Bonds	1.0%	6.5%
Total Insured Bonds	5.9%	34.1%

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RS TAX-EXEMPT FUND

Bond Quality Allocation[6]

Top Ten Holdings[7]

Holding	Coupon	Maturity Date	% of Total Net Assets
Illinois St. G.O.	5.000%	1/1/2019	0.92%
Wayne Cnty. MI Arpt. Auth. Rev.	5.000%	12/1/2020	0.71%
Hawaii St. G.O.	5.000%	12/1/2031	0.69%
Metropolitan Transn. Auth. NY Rev.	5.000%	11/15/2024	0.68%
Orlando & Orange Cnty. FLA Expressway Auth. Rev. Ser. C	5.000%	7/1/2026	0.67%
Prince Georges Cnty. MD G.O.	5.000%	9/15/2029	0.64%
Puerto Rico Comwlth. Govt. Dev. Bk.	5.000%	12/1/2014	0.63%
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C	6.000%	1/1/2025	0.62%
Charleston Cnty. SC G.O.	5.000%	11/1/2022	0.62%
California St. Dept. Veterans Affairs Home Pur. Rev.	5.000%	12/1/2032	0.61%
Total			6.79%

1	Bloomberg.com, “Whitney Municipal-Bond Apocalypse Short on Specifics”, 2/1/2011, article by Max Abelson & Michael McDonald.
2	The Barclays Capital Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
3	Source: Bloomberg, December 22, 2011 ‘Painful’ Budget Cuts May Boost Munis in 2012”, Brian Chappatta.
4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
5	Source: Bloomberg.
6	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
7	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS TAX-EXEMPT FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	11.11%	7.84%	4.89%	5.33%	5.12%
with maximum sales charge	6.92%	6.47%	4.10%	4.93%	4.90%
Class C Shares (8/7/00)
without sales charge	10.22%	7.05%	4.09%	4.53%	4.76%
with sales charge	9.22%	7.05%	4.09%	4.53%	4.76%
Class Y Shares (5/12/09)	11.14%	—	—	—	6.60%
Barclays Capital Municipal Bond Index[2]	10.70%	8.57%	5.22%	5.38%	5.76%	*

*	Since Class A shares inception.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Tax-Exempt Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the maximum sales charge of 3.75%. A hypothetical $10,000 investment made 10 years ago in Class C shares and upon the inception of Class Y shares (5/12/09) would have the following values as of December 31, 2011: $15,573 (Class C), and $11,835 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Tax-Exempt Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS HIGH YIELD MUNICIPAL BOND FUND

RS High Yield Municipal Bond Fund Commentary

Highlights

•	The tax-exempt bond market delivered solid positive performance in 2011, as investors realized that municipal defaults were not as extensive as predicted[1].

•	RS High Yield Municipal Bond Fund (the “Fund”) delivered a solid positive return in 2011, while also outperforming the benchmark Barclays Capital Municipal Bond Index[2] (the “Index”).

•	The Fund seeks a high level of current income exempt from federal income taxes by investing in a diversified portfolio of high yield municipal obligations.

Market Overview

The past year began with a prediction by a high-profile analyst that the municipal market may experience hundreds of billions in defaults1. This prediction led investors to redeem their shares from tax-exempt municipal bond funds, which experienced declining NAVs (net asset values) as managers needed to sell bonds to satisfy redemptions. While some jurisdictions faced challenges, the vast majority of municipalities met their obligations.

As widespread defaults predicted earlier failed to materialize, municipal buyers returned to the market, though not with the same force with which they had left. Gradually, municipal buyers became more confident, and the tax-exempt municipal market ended the year as one of the best performing asset classes for 2011. Lower-rated investments also outperformed higher-rated investments as investors generally sought higher yields despite continued economic uncertainty.

Fund Performance Overview

The Fund (Class A Shares) returned 11.68% for the year ended December 31, 2011, outpacing a 10.70% return by the Index2. Additionally, the Fund outperformed a 9.94% average return of its Lipper High Yield Municipal Debt Funds peer group. (The peer group consisted of 125 mutual funds that invest at least 50% of their assets in lower-rated municipal debt issues.)3

The Fund typically holds significantly fewer issues than does the Index. At any one time, the Index has approximately 46,025 issues4, whereas the Fund generally has exposure to approximately 90 to 105 issues, some of which may not be in the Index.

Portfolio Review

The Fund’s performance was supported by our focus on higher credit quality investments within the high yield municipal bond market. These higher quality issues, in general, proved more resilient during a challenging market for municipal bond

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RS HIGH YIELD MUNICIPAL BOND FUND

investments earlier in the year. The Fund also benefited from underweight positions, relative to the Index, in many of the nation’s most financially troubled big cities and states.

Given the broad opportunity set open to a national high yield municipal bond fund, we seek to identify issuers in the below investment grade and high yield sectors that we believe offer value. At the same time, we seek to avoid large concentrations in any single issuer, industry, credit sector, or state. We also seek to avoid local government debt that depends on appropriations. Nonetheless, at times we may invest in such debt if it is issued by states such as New Jersey or California that we believe have long histories of governmental support.

Outlook

Going forward, we believe that while the fiscal situation of states has improved in general, it remains fragile and susceptible to deteriorating economic conditions. In this environment, we will continue to look to the fundamentals of each issue and seek to maintain a well diversified portfolio of carefully selected, higher-yield municipal bond investments.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS HIGH YIELD MUNICIPAL BOND FUND

Characteristics (unaudited)

Total Net Assets: $170,640,188

Sector Allocation

Bond Quality Allocation[5]

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RS HIGH YIELD MUNICIPAL BOND FUND

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
Regl. Transn. Dist. CO Private Activity Rev.	6.000%	1/15/2041	1.80%
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev.	6.375%	3/1/2040	1.54%
New Jersey Economic Dev. Auth. Rev.	5.750%	6/15/2034	1.53%
Wyandotte Cnty/Kansas City KS Unified Govt. Poll. Ctl. Rev.	6.000%	6/1/2025	1.48%
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev.	6.125%	5/1/2039	1.43%
California St. Pub. Wrks. Brd. Lease Rev.	6.625%	11/1/2034	1.33%
Tex. Private Activity Bd. Surface Transn. Corp.	7.500%	6/30/2033	1.32%
District of Columbia Rev.	6.875%	7/1/2040	1.31%
Tex. Private Activity Bd. Surface Transn. Corp.	7.000%	6/30/2040	1.27%
New Jersey St. Trans. Trust Fund Auth. Rev.	5.250%	6/15/2030	1.26%
Total			14.27%

1	Bloomberg.com, “Whitney Municipal-Bond Apocalypse Short on Specifics”, 2/1/2011, article by Max Abelson & Michael McDonald.
2	The Barclays Capital Municipal Bond Index is generally considered to be representative of the municipal bond market. The Barclays Capital Municipal Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
3	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
4	Source: Bloomberg.
5	Source: Moody’s, Standard and Poor’s, Fitch Investor Service.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

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RS HIGH YIELD MUNICIPAL BOND FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	11.68%	8.16%
with maximum sales charge	7.47%	6.12%
Class C Shares (12/31/09)
without sales charge	10.94%	7.70%
with sales charge	9.94%	7.70%
Class Y Shares (12/31/09)	11.89%	8.27%
Barclays Capital Municipal Bond Index[2]	10.70%	6.46%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS High Yield Municipal Bond Fund and in the Barclays Capital Municipal Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares and Class Y shares would have the following values as of December 31, 2011: $11,599 (Class C), and $11,722 (Class Y). While Class C shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS FLOATING RATE FUND

RS Floating Rate Fund Commentary

Highlights

•

The past year proved volatile for the leveraged loan market, as concerns over economic weakness and high government debt levels led investors to flee the market in the third quarter, driving down loan values despite continued improvement in underlying fundamentals.

•

RS Floating Rate Fund (the “Fund”) delivered positive performance for the year ended December 31, 2011, but underperformed its benchmark, the S&P/LSTA U.S. Leveraged Loan Index[1] (the “Index”). The Fund’s performance was hampered by investor redemptions in the third quarter, which offset the beneficial effects of the Fund’s credit selection and underweight position in securities rated CCC or lower.

•

The Fund seeks a high level of current income by investing primarily in floating rate loans and other floating rate investments whose interest rates adjust periodically to changes in a base lending rate, such as the London Interbank Offered Rate (LIBOR).

Market Commentary

Volatility rocked the leveraged loan market in 2011. The year started on a positive note, with floating rate loan mutual funds experiencing a record $26.3 billion in net inflows between January and July.2 The resulting rise in loan prices and narrowing of spreads helped launch widespread, opportunistic loan refinancing (i.e., refinancing existing debt with lower cost debt), which totaled a record $71 billion in the first seven months of the year.2 This activity halted in August, however, as floating rate loan mutual fund investors exited the market. This exit was prompted by a number of factors, including concerns over the ongoing European debt debacle, downward revisions to U.S. economic data, the downgrade of the U.S. credit rating, and the Federal Reserve’s stated intention to keep short-term interest rates low through mid-2013.3 This last factor was particularly detrimental to the loan market, since fear of rising interest rates commonly drives many investors to this asset class. Retail investors withdrew $5.5 billion from floating rate loan mutual funds in August, yet another record.4

Market conditions settled in September, as floating rate loan mutual fund redemptions slowed and hedge funds and other institutional investors stepped in to take advantage of the opportunities in bank loans. The market remained relatively stable in the fourth quarter as economic data improved slightly, investor fears of a financial cataclysm were not realized, and declining yields elsewhere made leveraged loan returns even more compelling.

The Standard & Poor’s LTM (lagging twelve months) default rate for bank loans continued to decline, falling from 1.87% at the end of 2010 to 0.17% as of December 31, 2011.5 This low default rate underscores the point that the loan price weakness experienced in 2011 was due to technical, rather than fundamental, factors.

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RS FLOATING RATE FUND

We believe the default rate will remain low in 2012, as we believe loan issuers have done an excellent job of refinancing maturities.

Fund Performance Overview

The Fund (Class A Shares) returned 1.02% for the year ended December 31, 2011, while the Index returned 1.52%1. The Fund underperformed the 1.23% average return of its Lipper Loan Participation Funds peer group. (The peer group consisted of 116 mutual funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates.)6

We maintained the Fund’s relatively conservative credit positioning, including an underweight in non-rated instruments and securities rated CCC or below. While this strategy dampened relative performance early in the year when investors focused more on yield, it worked to our advantage later in the period as risk-averse investors chose quality over yield. Nonetheless, the Fund experienced shareholder redemptions in the third quarter. This caused the Fund to sell some holdings that were trading at depressed prices, offsetting the benefits of our more conservative credit positioning.

On a positive note, performance relative to the benchmark improved later in the year, due in part to a rally in certain fixed-coupon high yield bonds.

Outlook

In our opinion, the U.S. economy has been tracking economic growth in the 2% range, allaying investor fears of a “double dip” recession. Nevertheless, we believe we will see continued market volatility due to uncertainty over developments in Europe and continued debt reduction negotiations at home. We believe performance by leveraged loans will be hindered by relatively weak market inflows, as we believe that current loan prices and spreads are too low to attract many cross-over investors. On the supply side, we do not expect a significant boost in leveraged loan issuance, as we believe investment banks remain cautious about committing capital to underwriting new deals. Many of the past year’s deals centered on refinancing maturities, a need that we believe has been sufficiently addressed, at least for the short-term.

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RS FLOATING RATE FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS FLOATING RATE FUND

Characteristics (unaudited)

Total Net Assets: $1,152,616,684

Sector Allocation

Top Ten Holdings[7]

Holding	Coupon	Maturity Date	% of Total Net Assets
The Neiman Marcus Group, Inc.	4.750%	5/16/2018	1.67%
CareStream Health, Inc.	5.000%	2/25/2017	1.54%
Istar Financial, Inc.	7.000%	6/30/2014	1.42%
Del Monte Foods Co.	4.500%	3/8/2018	1.39%
Styron S.A.R.L LLC	6.000%	8/2/2017	1.37%
Delta Air Lines, Inc.	5.500%	4/20/2017	1.34%
CDW LLC	4.000%	7/14/2017	1.32%
Blackboard, Inc.	7.500%	10/4/2018	1.31%
Kinetic Concepts, Inc.	7.000%	5/4/2018	1.31%
Gymboree Corp.	5.000%	2/23/2018	1.30%
Total			13.97%

1	The S&P/LSTA U.S Leveraged Loan Index is a market-weighted index that tracks the performance of institutional leveraged loans. The Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
2	Source: S&P LCD Quarterly Review, Fourth Quarter 2011, pg 2.
3	Source: Federal Reserve press release dated December 13, 2011.
4	Source: S&P Loan Stats, September, 2011, pg 2.
5	Sources: S&P Loan Stats, January 2012, pg 2.
6

Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.

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RS FLOATING RATE FUND

7	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

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RS FLOATING RATE FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	1.02%	4.64%
with maximum sales charge	-1.28%	3.46%
Class C Shares (12/31/09)
without sales charge	0.38%	4.24%
with sales charge	-0.57%	4.24%
Class K Shares (12/31/09)	0.52%	4.36%
Class Y Shares (12/31/09)	1.30%	4.73%
S&P/LSTA U.S. Leveraged Loan Index[1]	1.52%	5.74%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Floating Rate Fund and in the S&P/LSTA U.S. Leveraged Loan Index. The starting point of $9,775 for Class A shares reflects the current maximum sales charge of 2.25%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares, and Class Y shares would have the following values as of December 31, 2011: $10,866 (Class C), $10,890 (Class K), and $10,968 (Class Y). While Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS STRATEGIC INCOME FUND

RS Strategic Income Fund Commentary

Highlights

•	In a volatile year for fixed income markets, risk-averse investors sought safety in the Treasury market, which outperformed more credit-sensitive investments with similar maturities.

•

RS Strategic Income Fund (the “Fund”) delivered a positive return for the year ended December 31, 2011, but underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1] (the “Index”), due in part to the Fund’s underweighting in the Treasury market.

•	The Fund may invest in fixed income obligations of any kind, including investment-grade, high yield U.S. and foreign obligations.

Market Overview

The past year saw heightened volatility in financial markets, as investors’ appetite for risk fluctuated against a backdrop of global economic uncertainty and a deepening sovereign debt crisis in Europe. Early in the year, investors sought higher yields in corporate bonds and other non-Treasury segments of the fixed income markets. Investors became more risk-averse in the second quarter, however, due in part to fears that a potential default by Greece could damage the European banking system and adversely affect the global economy. These fears only increased in the third quarter, triggering a flight to quality that benefited U.S. Treasury securities, while driving Treasury yields sharply lower. Later in the year, investors appeared to recover some confidence in the continued U.S. economic expansion and experienced higher returns in corporate bonds and other non-Treasury segments of the fixed income market.

Despite improved performance by non-Treasury securities in the fourth quarter, the Treasury market was the major beneficiary of investor attention during this volatile year and it outperformed the broader market. The Barclays Capital U.S. Treasury Index returned 9.81% for all of 20112. As compared to Treasury securities with comparable durations, corporate bonds and mortgage-backed securities (MBS) underperformed in 2011, while commercial mortgage-backed securities (CMBS) slightly outperformed.3

Fund Performance Overview

The Fund (Class A Shares) returned 5.66% for the year ended December 31, 2011. The Fund underperformed the Index, which returned 7.84% for the period1. However, the Fund outperformed the 2.89% average return of its Lipper Multi-Sector Income Funds peer group. (The peer group consisted of 192 mutual funds that seek current income by allocating assets among several different fixed income securities sectors.)4

Performance relative to the Index was hindered by the Fund’s underweight in U.S. Treasury securities, which meant that the Fund did not benefit as much as the Index

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RS STRATEGIC INCOME FUND

from the sharp drop in Treasury rates that occurred during investors’ third quarter flight to quality.

The Fund continued its strategy of overweighting non-Treasury segments of the fixed income market, notably high yield bonds and CMBS investments. This positioning reflected our view that these sectors were attractively valued, even taking into account any recession risk. However, all of these sectors except for CMBS underperformed similar duration Treasuries during 20113 and this further hindered performance of the Fund relative to the Index.

By the end of the year, the Fund held approximately 18.5% of its assets in investment-grade corporate bonds. This underweighting relative to the Index reflected our view that other sectors offered better value.

The Fund’s largest allocation was to high yield corporate holdings (bonds and bank loans), which are not included in the Index. While we slightly reduced the Fund’s high yield weighting early in the third quarter, we began to selectively add back to our exposure in the fourth quarter. At year-end, the Fund held a 34% weighting in high yield corporate holdings (bonds and bank loans). We believed these sectors were fundamentally attractive, given improving credit fundamentals and what we believed to be low default risk, especially given that many corporations had recently refinanced their debt.

The Fund was overweight in CMBS relative to the Index, as we continued our strategy of owning shorter-duration, seasoned bonds that we believed would provide ample credit support and were backed by mortgages that were, in our view, underwritten to tougher credit standards. We also increased our weighting in agency MBS, which accounted for approximately 10% of the Fund’s holdings at year-end. This move reflected our changing assessment of the risk-reward trade-off for that sector.

The most significant change in the Fund’s portfolio was a reduction in the allocation to non-U.S. dollar holdings, which accounted for about 10% of the portfolio by year-end. While we favored the diversification benefits of investing in non-U.S. dollar denominated assets, mostly in hedged form, we continued to see fewer attractive opportunities abroad than what we were seeing in U.S. spread sectors. We also sought to limit exposure to sovereign stresses and economic weakness in Europe.

Outlook

We believe that markets could remain volatile in 2012 despite our outlook for continued and even improving U.S. economic growth. We also believe that developments in Europe remain a significant risk for the global economic and financial market outlook. Given the risk/reward profiles we are seeing at this time, we will seek to focus on non-Treasury segments of the fixed income market. We believe that our disciplined investment process will help us seek appropriate investment opportunities for the Fund through different economic cycles.

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RS STRATEGIC INCOME FUND

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS STRATEGIC INCOME FUND

Characteristics (unaudited)

Total Net Assets: $82,694,778

Sector Allocation

Bond Quality Allocation[5]

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RS STRATEGIC INCOME FUND

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	3.500%	1/12/2041	2.86%
FNMA Mortgage Pass-Through	4.000%	1/12/2041	2.79%
FNMA Mortgage Pass-Through	4.500%	1/12/2041	1.93%
Mexican Bonos	7.250%	12/15/2016	1.62%
U.S. Treasury Bonds	3.750%	8/15/2041	1.37%
Kinetic Concepts, Inc.	7.000%	5/4/2018	1.22%
Immucor, Inc.	7.250%	8/17/2018	1.21%
BJ’s Wholesale Club, Inc.	7.000%	9/28/2018	1.21%
Gibson Energy	5.750%	6/15/2018	1.20%
Sequa Corp.	3.630%	12/3/2014	1.17%
Total			16.58%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
2	The Barclays Capital U.S. Treasury Index is an unmanaged index of U.S. Treasury securities. Statistical data for the index is as of 12/31/2011.
3	Source: Barclays Capital Index Summary, Barclays Capital Inc.
4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
5	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider “short-term” have been excluded from this presentation.

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RS STRATEGIC INCOME FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	Since Inception
Class A Shares (12/31/09)
without sales charge	5.66%	7.29%
with maximum sales charge	1.71%	5.24%
Class C Shares (12/31/09)
without sales charge	4.94%	6.90%
with sales charge	3.94%	6.90%
Class K Shares (12/31/09)	5.31%	7.11%
Class Y Shares (12/31/09)	5.82%	7.38%
Barclays Capital U.S. Aggregate Bond Index[1]	7.84%	7.19%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 12/31/09 in Class A shares of RS Strategic Income Fund and in the Barclays Capital U.S. Aggregate Bond Index. The starting point of $9,625 for Class A shares reflects the current maximum sales charge of 3.75%. Hypothetical $10,000 investments made on 12/31/09 in Class C shares, Class K shares, and Class Y shares would have the following values as of December 31, 2011: $11,427 (Class C), $11,471 (Class K), and $11,529 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS MONEY MARKET FUND

RS Money Market Fund Commentary

Highlights

•

The U.S. economy continued to grow at a slow pace in 2011, despite renewed recession fears triggered by weak employment growth, a depressed housing sector, limited access to credit and fiscal tightening at all levels of government.

•	RS Money Market Fund (the “Fund”) returned 0.02% for the year ended December 31, 2011, and underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1] (the “Index”).

•	The Fund seeks a high level of current income consistent with liquidity and preservation of capital by normally investing in money market instruments.

Market Overview

Several factors affected money market performance in 2011. The federal funds rate remained anchored in the range of 0.00% to 0.25% throughout the year, reducing available returns. Proceeds from maturing investments across the entire money market space were also being reinvested at interest rates that were among the lowest ever offered. Many commercial paper issuers and programs also reduced or halted issuance, as commercial paper outstanding continued to decline in 2011 from the peak issuance period in 2007.2

Money market participants also faced several other challenges in 2011, including weak U.S. economic data, concerns over the impact of the European sovereign debt crisis on the global economic outlook and a lack of political consensus on addressing U.S. federal debt. Against this backdrop, liquidity and funding in money market funds deteriorated as many money managers increased cash positions and shunned some commercial paper issues deemed as less creditworthy.

In August, the Federal Open Market Committee (FOMC) warned of continued deterioration in overall labor market conditions and weakening household spending. FOMC stated its intention to maintain the 0.00% to 0.25% target rate for the federal funds rate through mid-2013. FOMC also announced a new initiative, named “Operation Twist,” which was designed to reduce long-term Treasury interest rates as the Federal Reserve (the “Fed”) planned to purchase long-term Treasury securities and sell shorter-maturity Treasuries. FOMC also announced plans to reinvest principal payments from its holdings of agency debt and agency mortgage-backed securities (MBS) in longer-term Treasury securities. While U.S. economic data improved modestly near year-end, FOMC confirmed it would continue with these programs for the near-term.3

Meanwhile, sovereign debt concerns in Europe weighed on confidence in the wider European banking system, and created uncertainty for many money market funds with exposure to European bank commercial paper and certificates of deposit. As Eurozone leaders considered their options, a number of institutions, including the Fed and the

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RS MONEY MARKET FUND

European Central Bank, announced plans to provide liquidity support to the global financial system.4 While Eurozone countries finally agreed on a stabilization plan near year-end5, reaction to the plan was mixed and the threat of a recession in Europe or a fracture of the Eurozone continued to weigh on the markets.

Portfolio Review

The Fund (Class A Shares) returned 0.02% for the year ended December 31, 2011, compared to a 0.11% return by the Index1.

The Fund holds the majority of its exposure in high grade Tier 1 commercial paper of either financial or industrial issuers. The Fund was overweight in high quality industrial names and recently began to add high quality insurance/finance names. We also maintained the Fund’s exposure to high grade taxable municipal paper and to floating rate taxable municipal bonds, due to our belief that high quality issuers are offering attractive rates. In the final quarter of 2011, the Fund increased its exposure to U.S. Treasury bills and U.S. agency repurchase agreements. We also continued to avoid exposure to asset-backed commercial paper and Tier 2 commercial paper.

As of December 31, 2011, the effective 7-day annualized yield6 for the Fund (Class A Shares) was 0.06%. The Fund’s seven-day yield reflects distributions of prior year undistributed net income. In contrast, the effective 7-day annualized yield of Tier One money market funds, as measured by iMoneyNet, Inc. was 0.01%7; iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

Outlook

Given our outlook for improving but still moderate economic growth, we expect the federal funds rate to remain in the current range of near zero through at least the first half of 2012. Nonetheless, we expect to focus on issuers that we believe can survive even in a less certain economic environment. Research remains the cornerstone of our investment process, as we strive to understand evolving economic conditions, along with the fundamentals of each credit in which we invest.

RS Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS MONEY MARKET FUND

Characteristics (unaudited)

Total Net Assets: $467,602,073

Sector Allocation

Portfolio Statistics
Average Maturity (days)	41
Current 7-day Yield[6]
with expense limitation and yield maintenance	0.06%
without expense limitation and yield maintenance	-0.68%
Effective 7-day Yield[6]
with expense limitation and yield maintenance	0.06%
without expense limitation and yield maintenance	-0.68%

Annualized historical yields for the 7-day period ended December 31, 2011. Yields reflect distributions of prior year undistributed net income. Without the effect of the distributions, current and effective 7-day yields with and without expense limitation and yield maintenance would be 0.01% and -0.73%, respectively. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares.

www.RSinvestments.com	43

RS MONEY MARKET FUND

Top Ten Holdings[8]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.550%	1/5/2012	3.70%
Roche Holdings, Inc.	0.050%	1/18/2012	3.21%
Nestle Finance International Ltd.	0.010%	1/4/2012	2.14%
U.S. Treasury Bills	0.010%	1/12/2012	2.14%
Colgate Palmolive Co.	0.010%	1/17/2012	2.14%
Motiva Enterprises LLC	0.100%	1/4/2012	2.14%
The Travelers Companies, Inc.	0.040%	1/13/2012	2.14%
Metlife Funding, Inc.	0.090%	1/10/2012	2.14%
John Deere Credit Ltd.	0.090%	1/11/2012	2.14%
American Transmission Co., LLC	0.130%	1/10/2012	2.14%
Total			24.03%

1	The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment, and there are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
2	Source: J.P. Morgan, US Fixed Income Strategy, Short-Term Fixed Income Weekly Analytics Package, 1/1/2012.
3	Source: Federal Open Market Committee Meetings, August 9, 2011 and December 13, 2011. www.federalreserve.gov.
4	Source: Federal Open Market Committee Meeting, November 30, 2011. www.federalreserve.gov.
5	Source: European Central Bank press release dated December 19, 2011.
6	Annualized historical yields for the 7-day period ended December 31, 2011. Yields reflect distributions of prior year undistributed net income. Without the effect of the distributions, current and effective 7-day yields with and without expense limitation and yield maintenance would be 0.01% and -0.73%, respectively. Effective yield assumes reinvested income. Yields will vary. Figures cited represent yield for Class A shares. Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed by the Adviser. In addition, Guardian Investor Services LLC (GIS), the Fund’s subadviser, voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market Fund. There is no guarantee that the reimbursement will be in effect for subsequent periods. See page 189 for further information.
7	Source: iMoneyNet report as of December 31, 2011.
8	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

44	www.RSinvestments.com

RS MONEY MARKET FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (9/13/82)	0.02%	0.03%	1.26%	1.48%	4.26%
Class B Shares (5/1/96)
without sales charge	0.04%	0.04%	0.96%	1.10%	2.45%
with sales charge	-2.96%	-0.63%	0.77%	1.10%	2.45%
Class C Shares (8/7/00)
without sales charge	0.02%	0.03%	0.96%	1.10%	1.36%
with sales charge	-0.98%	0.03%	0.96%	1.10%	1.36%
Class K Shares (5/15/01)	0.01%	0.03%	1.10%	1.25%	1.29%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]	0.11%	0.16%	1.55%	1.99%	4.76%	*

Please refer to page 43 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market Fund than the total return quotations.

*	Since Class A shares inception. Since inception performance for the index is measured from 8/31/1982, the month end prior to the Fund’s commencement of operations.

The table above does not reflect the deduction of taxes that a shareholder would pay on fund distributions.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Management Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

www.RSinvestments.com	45

IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 3.75% (2.25% for RS Low Duration Bond Fund and RS Floating Rate Fund). Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

46	www.RSinvestments.com

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Based on Actual Return		Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,041.80	$4.37	0.85%
	Class B	$1,000.00	$1,038.90	$8.22	1.60%
	Class C	$1,000.00	$1,037.90	$8.22	1.60%
	Class K	$1,000.00	$1,040.70	$6.43	1.25%
	Class Y	$1,000.00	$1,043.80	$3.40	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,003.30	$4.04	0.80%
	Class B	$1,000.00	$999.50	$7.81	1.55%
	Class C	$1,000.00	$999.50	$7.81	1.55%
	Class K	$1,000.00	$1,001.30	$6.05	1.20%
	Class Y	$1,000.00	$1,004.30	$3.13	0.62%
RS High Yield Fund (formerly known as RS High Yield Bond Fund)	Class A	$1,000.00	$999.30	$4.28	0.85%
	Class B	$1,000.00	$995.60	$8.05	1.60%
	Class C	$1,000.00	$995.50	$8.05	1.60%
	Class K	$1,000.00	$997.30	$6.29	1.25%
	Class Y	$1,000.00	$1,000.20	$3.33	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,065.70	$4.17	0.80%
	Class C	$1,000.00	$1,061.40	$8.31	1.60%
	Class Y	$1,000.00	$1,065.40	$3.59	0.69%

www.RSinvestments.com	47

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
RS High Yield Municipal Bond Fund	Class A	$1,000.00	$1,068.90	$3.39	0.65%
	Class C	$1,000.00	$1,065.40	$7.39	1.42%
	Class Y	$1,000.00	$1,070.30	$1.83	0.35%
RS Floating Rate Fund	Class A	$1,000.00	$987.50	$3.26	0.65%
	Class C	$1,000.00	$984.10	$6.85	1.37%
	Class K	$1,000.00	$984.50	$6.00	1.20%
	Class Y	$1,000.00	$989.80	$1.96	0.39%
RS Strategic Income Fund	Class A	$1,000.00	$1,025.80	$3.32	0.65%
	Class C	$1,000.00	$1,020.60	$7.64	1.50%
	Class K	$1,000.00	$1,023.40	$5.81	1.14%
	Class Y	$1,000.00	$1,025.90	$2.14	0.42%
RS Money Market Fund	Class A	$1,000.00	$1,000.20	$0.45	0.09%
	Class B	$1,000.00	$1,000.30	$0.50	0.10%
	Class C	$1,000.00	$1,000.10	$0.45	0.09%
	Class K	$1,000.00	$1,000.10	$0.45	0.09%
Based on Hypothetical Return (5% Return Before Expenses)
RS Investment Quality Bond Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class B	$1,000.00	$1,017.14	$8.13	1.60%
	Class C	$1,000.00	$1,017.14	$8.13	1.60%
	Class K	$1,000.00	$1,018.90	$6.36	1.25%
	Class Y	$1,000.00	$1,021.88	$3.36	0.66%
RS Low Duration Bond Fund	Class A	$1,000.00	$1,021.17	$4.08	0.80%
	Class B	$1,000.00	$1,017.39	$7.88	1.55%
	Class C	$1,000.00	$1,017.39	$7.88	1.55%
	Class K	$1,000.00	$1,019.16	$6.11	1.20%
	Class Y	$1,000.00	$1,022.08	$3.16	0.62%
RS High Yield Fund (formerly known as RS High Yield Bond Fund)	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class B	$1,000.00	$1,017.14	$8.13	1.60%
	Class C	$1,000.00	$1,017.14	$8.13	1.60%
	Class K	$1,000.00	$1,018.90	$6.36	1.25%
	Class Y	$1,000.00	$1,021.88	$3.36	0.66%
RS Tax-Exempt Fund	Class A	$1,000.00	$1,021.17	$4.08	0.80%
	Class C	$1,000.00	$1,017.14	$8.13	1.60%
	Class Y	$1,000.00	$1,021.73	$3.52	0.69%
RS High Yield Municipal Bond Fund	Class A	$1,000.00	$1,021.93	$3.31	0.65%
	Class C	$1,000.00	$1,018.05	$7.22	1.42%
	Class Y	$1,000.00	$1,023.44	$1.79	0.35%
RS Floating Rate Fund	Class A	$1,000.00	$1,021.93	$3.31	0.65%
	Class C	$1,000.00	$1,018.30	$6.97	1.37%
	Class K	$1,000.00	$1,019.16	$6.11	1.20%
	Class Y	$1,000.00	$1,023.24	$1.99	0.39%
RS Strategic Income Fund	Class A	$1,000.00	$1,021.93	$3.31	0.65%
	Class C	$1,000.00	$1,017.64	$7.63	1.50%
	Class K	$1,000.00	$1,019.46	$5.80	1.14%
	Class Y	$1,000.00	$1,023.09	$2.14	0.42%
RS Money Market Fund	Class A	$1,000.00	$1,024.75	$0.46	0.09%
	Class B	$1,000.00	$1,024.70	$0.51	0.10%
	Class C	$1,000.00	$1,024.75	$0.46	0.09%
	Class K	$1,000.00	$1,024.75	$0.46	0.09%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

48	www.RSinvestments.com

Financial Information

Year Ended December 31, 2011

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Asset Backed Securities – 2.2%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$649,806	$580,736
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	94,160	93,701
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(1)	241,348	239,412
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	1,400,000	1,433,155
Miramax LLC 2011-1A A 6.25% due 10/20/2021(2)	2,000,000	1,999,977

Total Asset Backed Securities (Cost $4,380,990)		4,346,981

	Principal Amount	Value
Collateralized Mortgage Obligations – 13.6%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	995,683	1,008,159
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	1,556,499	1,632,051
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	182,104	183,993
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	401,153	388,652
Countrywide Alternative Loan Trust
2004-35T2 A1 6.00% due 2/25/2035	235,544	234,802
2006-19CB A15 6.00% due 8/25/2036	407,819	293,573
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018	681,144	699,353
2003-J7 2A12 5.00% due 8/25/2033	774,471	797,856
2004-5 2A9 5.25% due 5/25/2034	869,732	890,024

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Countrywide Home Loans Trust 2003-11 A31 5.50% due 5/25/2033	$1,021,995	$1,052,640
2002-19 1A1 6.25% due 11/25/2032	264,023	279,364
FHLMC
2663 VQ 5.00% due 6/15/2022	400,000	441,234
1534 Z 5.00% due 6/15/2023	232,819	232,744
3227 PR 5.50% due 9/15/2035(3)	2,300,000	2,537,018
FNMA
2002-77 QG 5.50% due 12/25/2032	1,080,000	1,235,419
2006-45 AC 5.50% due 6/25/2036	104,600	104,695
2002-52 PB 6.00% due 2/25/2032	195,752	197,450
GNMA 1997-19 PG 6.50% due 12/20/2027(3)	741,669	838,615
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	158,123	164,135
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.459% due 6/25/2035(1)	1,016,000	979,517
2004-S2 1A3 4.75% due 11/25/2019	769,255	771,305
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	323,936	336,571
2003-7 4A33 5.25% due 9/25/2033(3)	1,411,216	1,476,845
2003-10 3A7 5.50% due 11/25/2033	560,606	584,111
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	227,456	236,013
2003-3 A9 5.50% due 1/25/2034	1,122,891	1,143,434
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	255,514	261,655
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	530,359	545,057

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Residential Funding Mortgage Securities I 2005-S3 A1 4.75% due 3/25/2020	$1,128,051	$1,137,859
2006-S3 A7 5.50% due 3/25/2036	527,269	422,810
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(1)	720,781	726,748
2005-1 4A1 5.00% due 2/25/2020	506,947	517,217
Wells Fargo Mortgage Backed Securities Trust 2005-2 2A1 4.75% due 4/25/2020(3)	635,390	654,360
2004-2 A1 5.00% due 1/25/2019	370,057	381,452
2006-1 A3 5.00% due 3/25/2021	796,938	795,105
2006-7 1A1 5.25% due 6/25/2021	238,988	240,816
2003-17 1A14 5.25% due 1/25/2034	766,187	799,971
2005-6 A1 5.25% due 8/25/2035	422,178	419,786
2004-6 A4 5.50% due 6/25/2034	319,840	336,808
2007-13 A7 6.00% due 9/25/2037	520,021	463,089

Total Collateralized Mortgage Obligations (Cost $26,206,050)		26,442,306

	Principal Amount	Value
Senior Secured Loans – 1.5%
Finance Companies – 0.1%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(1)	250,000	217,135

		217,135
Healthcare – 0.4%
Grifols, Inc. Term Loan B 6.00% due 6/1/2017(1)	497,500	495,869
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(1)	245,629	244,631

		740,500

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Metals And Mining – 0.2%
Novelis, Inc. Term Loan 3.75% due 3/10/2017(1)	$396,000	$388,741

		388,741
Pharmaceuticals – 0.8%
RPI Finance Trust Term Loan Tranche 1 3.75% due 11/9/2016(1)	1,492,500	1,483,545

		1,483,545
Total Senior Secured Loans (Cost $2,881,895)		2,829,921

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 18.2%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)(3)	1,240,000	1,314,205
Banc of America Commercial Mortgage, Inc. 2005-6 A4 5.193% due 9/10/2047(1)(3)	1,600,000	1,769,582
2006-2 A4 5.731% due 5/10/2045(1)	927,000	1,037,686
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040(3)	1,500,000	1,541,380
2005-PW10 A4 5.405% due 12/11/2040(1)	400,000	440,310
2005-PW10 AM 5.449% due 12/11/2040(1)(3)	610,000	578,471
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	856,637	887,963
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(3)	1,351,000	1,500,600
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 AM 5.225% due 7/15/2044(1)	1,200,000	1,258,472
Credit Suisse Mortgage Capital Certificates 2006-C3 A3 5.815% due 6/15/2038(1)	500,000	556,159
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)(3)	1,500,000	1,655,008

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
CS First Boston Mortgage Securities Corp. 2005-C1 AJ 5.075% due 2/15/2038(1)	$630,000	$611,674
2005-C5 AM 5.10% due 8/15/2038(1)	335,000	350,715
DBUBS Mortgage Trust 2011-LC3A A2 3.642% due 8/10/2044	2,100,000	2,212,232
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	715,000	743,772
GMAC Commercial Mortgage Securities, Inc. 2006-C1 AM 5.29% due 11/10/2045(1)	572,000	570,274
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	1,100,000	1,150,675
2004-GG1 A7 5.317% due 6/10/2036(1)	1,052,000	1,121,106
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2011-PLSD A2 3.364% due 11/13/2044(2)	1,550,000	1,565,624
2004-C3 A5 4.878% due 1/15/2042	1,600,000	1,711,950
2005-LDP3 A4 4.936% due 8/15/2042(1)	1,000,000	1,091,855
2005-LDP5 A4 5.206% due 12/15/2044(1)	720,000	796,464
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	1,387,120	1,424,026
Merrill Lynch Mortgage Trust 2005-CKI1 A6 5.22% due 11/12/2037(1)(3)	1,750,000	1,937,850
Morgan Stanley Capital I 2003-T11 A3 4.85% due 6/13/2041	17,661	17,732
2005-HQ7 AAB 5.18% due 11/14/2042(1)(3)	1,190,259	1,215,610
2005-IQ10 A4A 5.23% due 9/15/2042(1)	1,000,000	1,100,318
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	560,000	591,255
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.161% due 5/18/2032(1)(2)	839,000	862,206

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(2)(3)	$1,500,000	$1,542,049
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	511,410	536,125
2005-C18 A4 4.935% due 4/15/2042	705,000	766,116
2006-C23 AM 5.466% due 1/15/2045(1)	900,000	915,953
Total Commercial Mortgage-Backed Securities (Cost $34,351,407)		35,375,417

	Principal Amount	Value
Corporate Bonds – 27.2%
Aerospace & Defense – 0.1%
Northrop Grumman Space 7.75% due 6/1/2029	150,000	204,760

		204,760
Automotive – 0.9%
Banque PSA Finance Sr. Nt. 5.75% due 4/4/2021(2)	250,000	225,769
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	500,000	531,310
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	650,000	707,503
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(2)	350,000	333,160

		1,797,742
Banking – 4.4%
Bank of America Corp. Sr. Nt. 7.375% due 5/15/2014	400,000	414,744
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017 - 5/15/2018	1,000,000	1,065,363
City National Corp. Sr. Nt. 5.125% due 2/15/2013	150,000	152,353

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Banking (continued)
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	$250,000	$247,454
5.30% due 8/13/2019	350,000	360,958
Deutsche Bank AG London Sr. Nt. 6.00% due 9/1/2017	200,000	223,358
Discover Bank Sub. Nt. 7.00% due 4/15/2020	400,000	418,507
Fifth Third Capital Trust IV 6.50% due 4/15/2037(1)	350,000	343,000
HSBC USA, Inc. Sub. Nt. 4.625% due 4/1/2014	200,000	204,358
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	400,000	453,333
JPMorgan Chase Bank N.A. Sub. Nt. 6.00% due 10/1/2017	650,000	699,208
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	350,000	332,282
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	250,000	253,610
Morgan Stanley Sr. Nt. 5.95% due 12/28/2017	650,000	619,278
Northern Trust Corp. Sr. Nt. 3.375% due 8/23/2021	400,000	409,999
PNC Bank N.A. Sub. Nt. 6.875% due 4/1/2018	200,000	226,825
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	488,750
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	200,000	211,440
The Goldman Sachs Group, Inc. Sr. Nt. 5.125% due 1/15/2015	400,000	408,844
Sub. Nt. 5.625% due 1/15/2017	80,000	78,447

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Banking (continued)
UBS AG Stamford CT Sr. Nt. 4.875% due 8/4/2020	$400,000	$397,272
USB Realty Corp. Jr. Sub. Nt. 6.091% due 1/15/2017(1)(2)(4)	250,000	173,750
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	300,000	327,251

		8,510,384
Brokerage – 0.9%
BlackRock, Inc. Sr. Nt. 4.25% due 5/24/2021	625,000	653,399
Nomura Holdings, Inc. Sr. Nt. 5.00% due 3/4/2015	400,000	402,788
Raymond James Financial Sr. Nt. 4.25% due 4/15/2016	300,000	306,486
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	300,000	325,124

		1,687,797
Building Materials – 0.4%
CRH America, Inc. 6.00% due 9/30/2016	350,000	373,877
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	400,000	405,936

		779,813
Chemicals – 0.8%
Celanese US Holdings LLC Sr. Nt. 5.875% due 6/15/2021	200,000	206,500
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	400,000	443,257
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	100,000	112,123
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	300,000	327,788

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Chemicals (continued)
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	$200,000	$274,808
The Dow Chemical Co. Sr. Nt. 5.70% due 5/15/2018	250,000	278,513

		1,642,989
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	300,000	336,999

		336,999
Consumer Products – 0.1%
Whirlpool Corp. Sr. Nt. 8.00% due 5/1/2012	200,000	204,463

		204,463
Diversified Manufacturing – 0.3%
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	200,000	242,785
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	400,000	429,392

		672,177
Electric – 1.3%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035	300,000	323,808
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	300,000	312,548
Florida Power & Light Co. 4.95% due 6/1/2035	200,000	229,892
Nevada Power Co. 6.65% due 4/1/2036	250,000	334,949
PPL Electric Utilities Corp. 6.25% due 5/15/2039	400,000	539,508
San Diego Gas & Electric Co. 3.00% due 8/15/2021	350,000	359,940
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	200,000	330,445

		2,431,090

58	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Energy - Integrated – 0.8%
BP Capital Markets PLC 4.50% due 10/1/2020	$475,000	$523,151
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	500,000	558,636
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	300,000	377,837
Tosco Corp. Sr. Nt. 8.125% due 2/15/2030	125,000	183,030

		1,642,654
Entertainment – 0.6%
Time Warner, Inc. 4.00% due 1/15/2022	650,000	670,456
7.57% due 2/1/2024	350,000	440,148
Viacom, Inc. Sr. Nt. 6.875% due 4/30/2036	100,000	125,156

		1,235,760
Food And Beverage – 1.1%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015	250,000	269,541
General Mills, Inc. Sr. Nt. 3.15% due 12/15/2021	400,000	405,248
Kraft Foods, Inc. Sr. Nt. 6.50% due 2/9/2040	125,000	162,618
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	300,000	330,179
Pernod-Ricard S.A. Sr. Nt. 5.75% due 4/7/2021(2)	500,000	564,100
Smucker (J.M.) Co. 3.50% due 10/15/2021	400,000	409,219

		2,140,905
Gaming – 0.1%
Seminole Tribe of Fla Sr. Sec. Nt. 5.798% due 10/1/2013(2)	205,000	205,812

		205,812

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	59

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Government Related – 0.8%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	$250,000	$265,839
Pemex Project Funding Master Trust 5.75% due 3/1/2018	175,000	192,500
Petrobras International Finance Co. 5.875% due 3/1/2018	400,000	437,748
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	550,000	651,200

		1,547,287
Health Insurance – 0.2%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	125,000	158,979
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	150,000	162,037

		321,016
Healthcare – 0.4%
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	200,000	207,513
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	300,000	319,500
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	200,000	256,182

		783,195
Independent Energy – 1.0%
Canadian Natural Resources Ltd. Sr. Nt. 6.25% due 3/15/2038	150,000	189,759
Chesapeake Energy Corp. 6.125% due 2/15/2021	350,000	359,625
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	632,175	685,910
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	225,000	261,474
Whiting Petroleum Corp. 6.50% due 10/1/2018	400,000	418,000

		1,914,768

60	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Industrial - Other – 0.2%
Princeton University Sr. Nt. 5.70% due 3/1/2039	$300,000	$391,146

		391,146
Insurance - Life – 1.4%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	250,000	244,504
AXA SA Jr. Sub. Nt. 6.463% due 12/14/2018(1)(2)(4)	200,000	127,000
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2036	125,000	118,281
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	300,000	383,084
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	300,000	354,618
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(2)	300,000	303,161
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(2)	300,000	385,021
The Hartford Financial Services Group, Inc. Sr. Nt. 5.50% due 3/30/2020	450,000	456,715
UnumProvident Finance Co. 6.85% due 11/15/2015(2)	300,000	332,144

		2,704,528
Insurance P&C – 1.3%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	200,000	234,245
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	335,000	378,069
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	400,000	474,597
Liberty Mutual Group, Inc. 5.00% due 6/1/2021(2)	350,000	342,967
The Northwestern Mutual Life Insurance Co. Nt. 6.063% due 3/30/2040(2)	400,000	480,173

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	61

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Insurance P&C (continued)
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	$300,000	$350,173
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	300,000	273,000

		2,533,224
Lodging – 0.2%
Host Hotels & Resorts LP 6.875% due 11/1/2014	400,000	408,000

		408,000
Media Cable – 0.9%
Comcast Corp. 6.45% due 3/15/2037	250,000	303,061
6.50% due 1/15/2017	400,000	470,471
Time Warner Cable, Inc. 5.85% due 5/1/2017	550,000	626,355
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	300,000	318,750

		1,718,637
Media Noncable – 0.2%
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	300,000	300,750

		300,750
Metals And Mining – 1.2%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	400,000	510,831
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	400,000	426,343
FMG Resources August 2006 6.375% due 2/1/2016(2)	500,000	485,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	300,000	318,750
Steel Dynamics, Inc. 6.75% due 4/1/2015	500,000	511,250
Vale Overseas Ltd. 6.25% due 1/23/2017	100,000	112,692

		2,364,866

62	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Non Captive Consumer – 0.3%
HSBC Finance Corp. Sr. Nt. 6.375% due 11/27/2012	$300,000	$308,562
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	300,000	291,744

		600,306
Non Captive Diversified – 0.9%
Ally Financial, Inc. 4.50% due 2/11/2014	350,000	337,750
CIT Group, Inc. Sec. Nt. 5.25% due 4/1/2014(2)	200,000	199,250
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	450,000	504,001
6.75% due 3/15/2032	200,000	234,188
KKR Group Finance Co. 6.375% due 9/29/2020(2)	400,000	410,776

		1,685,965
Oil Field Services – 0.4%
Transocean, Inc. 6.00% due 3/15/2018	200,000	204,404
Weatherford Bermuda 5.15% due 3/15/2013	200,000	207,978
6.50% due 8/1/2036	250,000	272,270

		684,652
Paper – 0.1%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	250,000	276,912

		276,912
Pharmaceuticals – 0.9%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	300,000	348,342
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021	600,000	635,215
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	300,000	370,172
Teva Pharmaceutical Finance IV BV 3.65% due 11/10/2021	400,000	406,854

		1,760,583

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	63

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Pipelines – 0.8%
Boardwalk Pipelines LLC 5.75% due 9/15/2019	$400,000	$442,245
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	400,000	411,686
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	250,000	280,296
Enterprise Products Operating LLC 8.375% due 8/1/2066(1)	100,000	107,000
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	350,000	387,439

		1,628,666
Refining – 0.3%
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(2)	300,000	348,651
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	150,000	192,352

		541,003
REITs – 0.9%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	300,000	302,039
Equity One, Inc. 6.25% due 12/15/2014	300,000	315,497
ProLogis LP 6.875% due 3/15/2020	400,000	444,130
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021	400,000	418,268
WEA FIN LLC/WCI FIN LLC 5.40% due 10/1/2012(2)	350,000	358,601

		1,838,535
Technology – 0.8%
Computer Sciences Corp. Sr. Nt. Ser. WI 6.50% due 3/15/2018	200,000	196,000
Hewlett-Packard Co. Sr. Nt. 4.65% due 12/9/2021	400,000	422,032
KLA-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	500,000	576,576

64	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Technology (continued)
National Semiconductor Corp. Sr. Nt. 6.60% due 6/15/2017	$250,000	$307,068

		1,501,676
Wireless – 0.8%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	500,000	553,452
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	400,000	416,925
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	150,000	162,969
Vodafone Group PLC Sr. Nt. 5.45% due 6/10/2019	200,000	232,818
6.15% due 2/27/2037	100,000	124,440

		1,490,604
Wirelines – 1.2%
AT&T, Inc. 6.30% due 1/15/2038	300,000	368,321
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	250,000	348,727
France Telecom S.A. Sr. Nt. 8.50% due 3/1/2031	115,000	163,981
Qwest Communications International, Inc. 7.125% due 4/1/2018	500,000	520,000
Telecom Italia Capital 5.25% due 11/15/2013 - 10/1/2015	450,000	425,775
Verizon Communications, Inc. Sr. Nt. 6.40% due 2/15/2038	350,000	444,291

		2,271,095
Total Corporate Bonds (Cost $48,680,075)		52,760,759

	Principal Amount	Value
Hybrid ARMS – 0.2%
FNMA 2.44% due 8/1/2046(1)	96,424	102,007
2.857% due 12/1/2036(1)(3)	236,758	250,321
Total Hybrid ARMS (Cost $335,214)		352,328

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	65

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Mortgage Pass-Through Securities – 20.8%
FHLMC 4.00% due 12/1/2040	$4,981,821	$5,232,595
5.50% due 6/1/2038	837,809	910,231
7.00% due 9/1/2038	146,899	167,374
FNMA 3.50% due 12/1/2041(5)	7,500,000	7,713,281
4.00% due 9/1/2040	5,193,303	5,456,896
4.00% due 12/1/2041(5)	6,700,000	7,038,141
4.50% due 12/1/2041(5)	2,800,000	2,979,375
5.00% due 12/1/2034 - 12/1/2039	5,855,553	6,328,870
5.50% due 4/1/2022(3)	135,259	146,866
5.50% due 1/1/2038	3,316,565	3,614,136
6.00% due 8/1/2021	216,310	235,634
6.50% due 1/1/2013 - 7/1/2014	39,204	39,806
7.00% due 6/1/2012 - 6/1/2032	138,487	159,468
7.50% due 12/1/2029 - 2/1/2031	126,865	150,919
8.00% due 6/1/2030 - 9/1/2030	60,038	72,552
GNMA 6.00% due 12/15/2033	100,891	114,915
Total Mortgage Pass-Through Securities (Cost $39,434,602)		40,361,059

	Principal Amount	Value
Municipal Bonds – 1.8%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality Ser. A 5.00% due 10/1/2027	300,000	340,461
California St. G.O. 5.25% due 4/1/2014	200,000	213,610
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038	300,000	367,368
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	300,000	345,270
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	600,000	657,924
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	340,000	389,844
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	300,000	377,922

66	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Municipal Bonds (continued)
Oregon Sch. Brd. Association 4.759% due 6/30/2028	$200,000	$216,716
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	400,000	502,992

Total Municipal Bonds (Cost $2,960,239)		3,412,107

	Principal Amount	Value
U.S. Government Securities – 11.5%
U.S. Treasury Bonds 3.125% due 11/15/2041	700,000	733,359
3.75% due 8/15/2041	1,285,000	1,511,281
4.25% due 11/15/2040	470,000	599,397
4.375% due 5/15/2041	4,058,000	5,287,448
4.75% due 2/15/2041	874,000	1,204,481
U.S. Treasury Notes 0.875% due 11/30/2016	7,948,000	7,972,217
2.00% due 11/15/2021	885,000	895,094
2.125% due 8/15/2021	2,550,000	2,615,344
3.125% due 5/15/2021	1,400,000	1,563,187
Total U.S. Government Securities (Cost $20,929,639)		22,381,808

	Principal Amount	Value
Short-Term Investments – 5.1%
General Electric Capital Corp. 0.01% due 1/12/2012(3)	2,000,000	1,999,994
Koch Resources LLC 0.13% due 1/12/2012(3)	2,000,000	1,999,921
Motiva Enterprises LLC 0.10% due 1/4/2012	2,000,000	1,999,983
NetJets, Inc. 0.06% due 1/12/2012(3)	2,000,000	1,999,963
Roche Holdings, Inc. 0.04% due 1/12/2012(3)	2,000,000	1,999,976

Total Short-Term Investments (Cost $9,999,837)		9,999,837

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	67

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND FUND

December 31, 2011	Principal Amount	Value
Repurchase Agreements — 6.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $11,917,013, due 1/3/2012(6)	$11,917,000	$11,917,000
Total Repurchase Agreements (Cost $11,917,000)		11,917,000
Total Investments - 108.2% (Cost $202,076,948)		210,179,523
Other Liabilities, Net - (8.2)%		(15,861,405)
Total Net Assets - 100.0%		$194,318,118

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2011.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $19,974,322, representing 10.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	TBA – To be announced.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	0.00%	6/18/2012	$12,158,918

68	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND FUND

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$4,346,981	$—	$4,346,981

Collateralized Mortgage Obligations	—	26,442,306	—	26,442,306

Senior Secured Loans	—	2,829,921	—	2,829,921

Commercial Mortgage-Backed Securities	—	35,375,417	—	35,375,417

Corporate Bonds	—	52,760,759	—	52,760,759

Hybrid ARMS	—	352,328	—	352,328

Mortgage Pass-Through Securities	—	40,361,059	—	40,361,059

Municipal Bonds	—	3,412,107	—	3,412,107

U.S. Government Securities	—	22,381,808	—	22,381,808

Short-Term Investments	—	9,999,837	—	9,999,837

Repurchase Agreements	—	11,917,000	—	11,917,000

Total	$—	$210,179,523	$—	$210,179,523

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	69

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Asset Backed Securities – 13.6%
Ally Auto Receivables Trust 2010-4 A3 0.91% due 11/17/2014	$4,000,000	$4,003,760
2010-3 A3 1.11% due 10/15/2014	5,500,000	5,516,089
Ally Master Owner Trust 2011-1 A2 2.15% due 1/15/2016	4,775,000	4,826,314
2010-3 A 2.88% due 4/15/2015(1)	3,200,000	3,252,798
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	4,100,000	4,089,198
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	147,782	132,074
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	1,550,000	1,576,376
2009-2A A4 3.03% due 10/15/2016(1)	2,260,000	2,297,549
BMW Vehicle Owner Trust 2011-A A3 0.76% due 8/25/2015	7,000,000	6,988,916
Capital One Multi-Asset Execution Trust 2005-A10 A 0.358% due 9/15/2015(2)	2,621,000	2,617,306
2005-A7 A7 4.70% due 6/15/2015	3,830,000	3,923,546
CenterPoint Energy Transition Bond Co. LLC 2001-1 A4 5.63% due 9/15/2015	290,809	305,503
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	236,745	235,590
Citibank Credit Card Issuance Trust 2003-A10 A10 4.75% due 12/10/2015	4,500,000	4,836,806
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	180,882	179,431
CNH Equipment Trust 2011-B A3 0.91% due 8/15/2016	5,000,000	4,979,733
2009-C A4 3.00% due 8/17/2015(3)	9,554,000	9,699,249

70	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Asset Backed Securities (continued)
Discover Card Master Trust 2009-A1 A1 1.578% due 12/15/2014(2)	$5,914,000	$5,948,968
Ford Credit Auto Lease Trust 2011-B A3 1.05% due 10/15/2014	11,000,000	10,986,388
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.978% due 2/15/2017(1)(2)	6,015,000	6,184,084
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	9,100,000	9,279,992
GE Equipment Midticket LLC 2009-1 A3 2.34% due 6/17/2013	270,726	271,132
Harley-Davidson Motorcycle Trust 2009-2 A4 3.32% due 2/15/2017	8,000,000	8,106,903
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(1)	8,515,000	8,716,654
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	6,310,000	6,318,549
Huntington Auto Trust 2011-1A A3 1.01% due 1/15/2016(1)	9,000,000	8,946,205
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	1,890,000	1,943,444
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	2,000,000	2,015,027
Mercedes-Benz Auto Lease Trust 2011-B A3 1.07% due 8/15/2014(1)	7,000,000	6,991,305
Mercedes-Benz Auto Receivables Trust 2009-1 A3 1.67% due 1/15/2014	1,014,142	1,019,298
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)	11,000,000	10,999,872
Navistar Financial Corp. Owner Trust 2010-A A3 1.99% due 1/21/2014(1)	5,600,000	5,631,989

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	71

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Asset Backed Securities (continued)
PG&E Energy Recovery Funding LLC 2005-1 A4 4.37% due 6/25/2014	$1,439,914	$1,456,486
2005-1 A5 4.47% due 12/25/2014	580,000	595,010
Public Service New Hampshire Funding LLC 2001-1 A3 6.48% due 5/1/2015	980,241	1,018,249
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	25,407	13,223
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	2,000,000	2,005,601
USAA Auto Owner Trust 2010-1 A4 2.14% due 9/15/2015	1,500,000	1,521,488
Volkswagen Auto Lease Trust 2010-A A4 1.18% due 10/20/2015	4,140,000	4,150,094
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	2,200,000	2,230,644

Total Asset Backed Securities (Cost $165,702,761)		165,810,843

	Principal Amount	Value
Collateralized Mortgage Obligations – 7.8%
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	2,841,404	2,979,326
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	574,599	580,561
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	2,428,759	2,497,507
2003-S14 3A1 5.50% due 1/25/2034	755,380	760,806
Citicorp Mortgage Securities, Inc. 2005-1 1A9 5.25% due 2/25/2035	623,150	620,397
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	345,474	344,385

72	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Countrywide Home Loans Mortgage Pass-Through Trust 2003-50 A1 5.00% due 11/25/2018	$5,304,912	$5,446,723
2004-9 A1 5.00% due 6/25/2034	3,776,393	3,839,965
2003-11 A31 5.50% due 5/25/2033	4,501,687	4,636,670
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	1,349,410	1,385,486
2003-8 2A1 5.00% due 4/25/2018	1,239,434	1,259,621
2004-5 5A1 5.00% due 8/25/2019	2,268,264	2,302,640
2003-27 5A2 5.25% due 1/25/2018	2,085,112	2,092,491
2003-27 5A1 5.25% due 11/25/2033	11,723	11,700
2003-11 1A31 5.50% due 6/25/2033	1,689,890	1,728,176
FHLMC 1534 Z 5.00% due 6/15/2023	97,313	97,282
20 H 5.50% due 10/25/2023	48,408	50,603
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	1,242,166	1,259,252
FNMA 2003-63 GU 4.00% due 7/25/2033	2,862	2,925
2006-45 AC 5.50% due 6/25/2036	33,575	33,606
2002-52 PB 6.00% due 2/25/2032	61,988	62,526
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	30,205	30,161
GSR Mortgage Loan Trust 2004-15F 5A1 5.50% due 1/25/2020	3,092,707	3,187,350
J.P. Morgan Mortgage Trust 2005-A1 5A1 4.445% due 2/25/2035(2)	891,283	882,738
2004-S2 1A3 4.75% due 11/25/2019	1,392,564	1,396,275

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	73

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
J.P. Morgan Mortgage Trust 2004-S1 1A7 5.00% due 9/25/2034	$2,111,074	$2,172,356
2005-A1 3A1 5.017% due 2/25/2035(2)	6,710,234	6,862,644
2005-A1 6T1 5.024% due 2/25/2035(2)	1,955,969	1,897,257
Master Asset Securitization Trust 2003-2 2A10 4.50% due 3/25/2018	2,175,135	2,207,930
2003-5 2A1 5.00% due 6/25/2018	749,639	778,878
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	1,680,585	1,708,078
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	1,477,886	1,520,242
2004-2 A3 5.25% due 11/25/2019	798,290	828,324
2003-3 A9 5.50% due 1/25/2034	2,340,626	2,383,447
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	42,381	43,400
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	2,164,780	2,112,596
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	2,565,092	2,614,429
2005-S1 2A1 4.75% due 2/25/2020	1,696,878	1,743,904
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	3,366,014	3,393,878
2005-1 4A1 5.00% due 2/25/2020	2,052,924	2,094,514
2003-30 3A1 5.00% due 10/25/2033	660,174	661,172
2003-29 2A1 5.25% due 9/25/2023	3,999,390	4,035,068
2004-3 3A1 5.50% due 3/25/2019	2,271,298	2,356,202
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 4.415% due 10/25/2033(2)	1,715,666	1,726,567
2003-8 A1 4.50% due 8/25/2018	864,074	898,895
2003-J 1A9 4.582% due 10/25/2033(2)	5,409,146	5,296,435

74	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed Securities Trust 2003-N 2A1 4.742% due 12/25/2033(2)	$4,049,793	$4,105,234
2003-15 1A1 4.75% due 12/25/2018	412,982	425,908
2005-1 1A1 4.75% due 1/25/2020	1,235,753	1,270,500
2005-2 2A1 4.75% due 4/25/2020	934,397	962,295
2004-O A1 4.891% due 8/25/2034(2)	1,410,624	1,444,765
2004-2 A1 5.00% due 1/25/2019	1,475,049	1,520,466
2006-7 1A1 5.25% due 6/25/2021	756,235	762,019
Total Collateralized Mortgage Obligations (Cost $95,728,969)		95,316,575

	Principal Amount	Value
Senior Secured Loans – 2.0%
Energy – 0.2%
Citgo Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	2,462,500	2,496,803

		2,496,803
Finance Companies – 0.1%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(2)	800,000	694,832

		694,832
Food And Beverage – 0.2%
B&G Foods, Inc. Term Loan B 4.50% due 11/30/2018(2)	2,100,000	2,101,743

		2,101,743
Healthcare – 0.3%
Grifols, Inc. Term Loan B 6.00% due 6/1/2017(2)	2,985,000	2,975,209
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(2)	736,885	733,894

		3,709,103

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	75

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Pharmaceuticals – 0.7%
RP Select Finance Trust Term Loan A 2.829% due 8/12/2016(2)	$8,550,000	$8,517,937

		8,517,937
Real Estate Investment Trusts – 0.3%
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(2)	1,757,630	1,743,568
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(2)	2,850,000	2,797,446

		4,541,014
Retailers – 0.2%
BJ’s Wholesale Club, Inc. Term Loan B 7.00% due 9/28/2018(2)	3,000,000	3,005,340

		3,005,340
Total Senior Secured Loans (Cost $25,107,115)		25,066,772

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 20.7%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	6,055,000	6,417,349
Banc of America Commercial Mortgage, Inc. 2004-1 A4 4.76% due 11/10/2039	4,250,000	4,462,041
2005-5 A4 5.115% due 10/10/2045(2)	8,000,000	8,825,096
2005-6 A4 5.193% due 9/10/2047(2)	9,100,000	10,064,500
2006-2 A4 5.731% due 5/10/2045(2)	5,500,000	6,156,711
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	2,940,000	3,075,719
2003-T10 A2 4.74% due 3/13/2040	2,014,000	2,069,560
2003-PWR2 A4 5.186% due 5/11/2039(2)	3,860,000	4,041,860
2005-PW10 A4 5.405% due 12/11/2040(2)	7,410,000	8,156,750

76	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2011	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	$1,106,314	$1,146,771
Citigroup Commercial Mortgage Trust 2004-C1 A4 5.364% due 4/15/2040(2)	6,500,000	6,954,980
2006-C5 A4 5.431% due 10/15/2049	7,390,000	8,208,317
Commercial Mortgage Asset Trust 1999-C1 B 7.23% due 1/17/2032(2)	3,000,000	3,203,028
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	321,178	323,801
2005-LP5 A4 4.982% due 5/10/2043(2)	3,100,000	3,380,333
Credit Suisse Mortgage Capital Certificates 2006-C3 A3 5.815% due 6/15/2038(2)	5,000,000	5,561,585
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2015(1)	3,650,000	3,690,785
4.523% due 1/15/2015(1)	1,950,000	2,033,735
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	2,000,000	2,044,262
2002-CP5 A1 4.106% due 12/15/2035	236,421	236,758
2004-C2 A2 5.416% due 5/15/2036(2)	8,378,000	8,947,344
1997-C2 F 7.46% due 1/17/2035(2)	2,425,000	2,548,185
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	4,016,000	4,180,038
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	5,559,228	5,778,040
2004-C1 B 4.692% due 11/10/2038(2)	2,315,000	2,328,196
2005-C1 AJ 4.826% due 6/10/2048(2)	3,000,000	2,929,773
2003-C2 A4 5.145% due 7/10/2037	5,300,000	5,513,272
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.453% due 5/10/2040(2)	2,690,000	2,836,019

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	77

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	$4,000,000	$4,044,188
2004-GG1 A7 5.317% due 6/10/2036(2)	7,715,000	8,221,798
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP1 A4 5.038% due 3/15/2046(2)	5,395,000	5,854,244
2005-LDP5 A4 5.206% due 12/15/2044(2)	2,190,000	2,422,578
2005-LDP5 AM 5.248% due 12/15/2044(2)	7,860,000	8,276,266
2003-CB6 A2 5.255% due 7/12/2037(2)	3,450,000	3,609,694
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(1)	2,500,000	2,580,772
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035(2)	5,775,000	6,024,480
2002-C7 A4 4.96% due 12/15/2031	1,387,120	1,424,026
2003-C8 A4 5.124% due 11/15/2032(2)	3,515,000	3,694,972
Merrill Lynch Mortgage Investors Trust 1998-C3 D 6.796% due 12/15/2030(2)	4,500,000	4,762,561
Merrill Lynch Mortgage Trust 2003-KEY1 A4 5.236% due 11/12/2035(2)	5,135,000	5,415,879
2005-LC1 A4 5.291% due 1/12/2044(2)	3,000,000	3,318,018
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	291,488	292,503
2004-HQ3 A4 4.80% due 1/13/2041	9,163,000	9,597,876
2003-T11 A3 4.85% due 6/13/2041	109,216	109,650
2005-HQ5 A4 5.168% due 1/14/2042	3,500,000	3,783,059
2005-HQ7 AAB 5.18% due 11/14/2042(2)	994,263	1,015,439
2005-IQ10 A4A 5.23% due 9/15/2042(2)	10,305,000	11,338,777
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	1,388,000	1,396,309

78	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Nomura Asset Securities Corp. 1998-D6 B1 6.00% due 3/15/2030(1)	$3,317,000	$3,400,008
Salomon Brothers Mortgage Securities VII, Inc.
2002-KEY2 A2 4.467% due 3/18/2036	371,434	371,958
2002-KEY2 A3 4.865% due 3/18/2036	1,725,000	1,740,844
1999-C1 G 7.161% due 5/18/2032(1)(2)	1,258,000	1,292,795
TIAA CMBS Trust 2001-C1A H 5.77% due 6/19/2033(1)	4,000,000	4,112,372
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	4,104,210	4,118,217
2004-C10 A4 4.748% due 2/15/2041	1,722,019	1,805,241
2005-C18 A4 4.935% due 4/15/2042	4,500,000	4,890,100
2003-C8 B 5.03% due 11/15/2035(2)	1,727,000	1,769,177
2005-C21 A4 5.204% due 10/15/2044(2)	7,400,000	8,111,073
2004-C11 A5 5.215% due 1/15/2041(2)	3,860,000	4,134,126
2006-C23 AM 5.466% due 1/15/2045(2)	4,400,000	4,477,990
Total Commercial Mortgage-Backed Securities (Cost $252,801,735)		252,521,798

	Principal Amount	Value
Corporate Bonds – 37.9%
Aerospace/Defense – 0.1%
L-3 Communications Corp. Ser. B 6.375% due 10/15/2015	1,487,000	1,524,175

		1,524,175
Automotive – 1.2%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(1)	3,000,000	2,893,479
Daimler Finance North America LLC 1.875% due 9/15/2014(1)	4,000,000	3,978,344

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	79

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Automotive (continued)
Ford Motor Credit Co. LLC Sr. Nt. 7.00% due 10/1/2013	$1,500,000	$1,590,498
7.50% due 8/1/2012	3,000,000	3,096,357
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(1)	3,000,000	2,926,134

		14,484,812
Banking – 6.4%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	3,500,000	3,262,882
ANZ National Int’l Ltd. 2.375% due 12/21/2012(1)	3,000,000	3,051,786
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	3,500,000	3,485,072
Capital One Financial Corp. Sr. Nt. 2.125% due 7/15/2014	4,000,000	3,948,720
Citigroup, Inc. Sr. Nt. 5.50% due 4/11/2013	4,000,000	4,083,692
Sub. Nt.
5.00% due 9/15/2014	1,500,000	1,484,562
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	1,250,000	1,265,439
5.00% due 5/15/2013	2,650,000	2,718,389
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	1,500,000	1,488,884
Fifth Third Capital Trust IV 6.50% due 4/15/2037(2)	4,500,000	4,410,000
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(1)	4,400,000	4,289,371
JPMorgan Chase & Co. Sr. Nt. 2.05% due 1/24/2014	4,000,000	4,003,024
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	2,000,000	2,028,882
Morgan Stanley Sr. Nt. 2.875% due 1/24/2014	3,250,000	3,112,824
6.60% due 4/1/2012	1,250,000	1,260,398

80	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2011	Principal Amount	Value
Banking (continued)
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 3/15/2013(1)(2)(4)	$3,000,000	$3,048,990
Rabobank Nederland N.V. Sr. Nt. 2.65% due 8/17/2012(1)	750,000	757,003
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	2,000,000	1,955,000
Royal Bank of Canada Sr. Nt. 1.45% due 10/30/2014	4,500,000	4,523,359
Royal Bank of Scotland PLC 3.25% due 1/11/2014	3,000,000	2,874,702
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	2,750,000	2,766,566
Toronto-Dominion Bank Sr. Nt. 1.375% due 7/14/2014	4,000,000	4,047,176
U.S. Bancorp Sr. Nt 2.875% due 11/20/2014	3,500,000	3,647,906
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	4,000,000	3,964,340
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	4,500,000	4,551,142
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	2,500,000	2,524,422

		78,554,531
Building Materials – 0.1%
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	1,850,000	1,877,456

		1,877,456
Chemicals – 1.5%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	4,325,000	4,406,120
Ecolab, Inc. Sr. Nt. 2.375% due 12/8/2014	5,600,000	5,708,769

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	81

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Chemicals (continued)
Lyondell Chemical Co. Sec. Nt. 11.00% due 5/1/2018	$5,000,000	$5,462,500
The Dow Chemical Co. Sr. Nt. 4.85% due 8/15/2012	3,000,000	3,069,228

		18,646,617
Construction Machinery – 0.2%
Case New Holland, Inc. 7.75% due 9/1/2013	2,000,000	2,125,000

		2,125,000
Consumer Products – 0.4%
Newell Rubbermaid, Inc. Sr. Nt. 5.50% due 4/15/2013	3,000,000	3,145,635
Whirlpool Corp. Sr. Nt. 8.00% due 5/1/2012	1,525,000	1,559,029

		4,704,664
Diversified Manufacturing – 0.5%
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	1,800,000	1,825,861
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	4,600,000	4,938,008

		6,763,869
Electric – 1.7%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	1,350,000	1,409,342
Edison Mission Energy Sr. Nt. 7.50% due 6/15/2013	2,000,000	1,940,000
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	2,500,000	2,469,100
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	800,000	811,374
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	1,250,000	1,264,644
Mirant Mid Atlantic Pass-Through Trust Ser. A 8.625% due 6/30/2012	459,524	468,714

82	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Electric (continued)
National Rural Utilities Cooperative Finance Corp. 2.625% due 9/16/2012	$1,050,000	$1,063,336
New York State Electric & Gas Corp. Sr. Nt. 5.50% due 11/15/2012	1,732,000	1,792,717
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	750,000	762,281
PPL Energy supply LLC Sr. Nt. Ser. A 5.70% due 10/15/2035	3,195,000	3,466,687
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	4,500,000	4,860,000

		20,308,195
Energy - Integrated – 0.7%
BP Capital Markets PLC 3.125% due 3/10/2012	3,000,000	3,013,761
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	4,600,000	4,999,602

		8,013,363
Food And Beverage – 1.4%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	2,500,000	2,546,213
3.00% due 10/15/2012	1,000,000	1,015,652
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	2,000,000	2,006,380
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	2,750,000	2,768,461
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	4,500,000	4,597,321
Wm. Wrigley Jr. Co. Sec. Nt. 2.45% due 6/28/2012(1)	2,000,000	2,014,812
Sr. Sec. Nt. 3.05% due 6/28/2013(1)	2,000,000	2,036,524

		16,985,363
Gaming – 0.1%
Seminole Tribe of Fla Sr. Sec. Nt. 5.798% due 10/1/2013(1)	1,269,000	1,274,025

		1,274,025

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	83

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Government Related – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	$1,250,000	$1,269,375

		1,269,375
Health Insurance – 0.3%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	3,000,000	3,134,457

		3,134,457
Healthcare – 1.3%
AmerisourceBergen Corp. 5.625% due 9/15/2012	1,750,000	1,805,554
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	1,085,000	1,101,485
Express Scripts, Inc. 5.25% due 6/15/2012	1,200,000	1,222,686
6.25% due 6/15/2014	3,500,000	3,814,776
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	4,550,000	4,608,058
Owens & Minor, Inc. 6.35% due 4/15/2016	3,500,000	3,800,594

		16,353,153
Independent Energy – 1.8%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016	3,700,000	4,194,135
Canadian Natural Resources Ltd. Sr. Nt. 1.45% due 11/14/2014	2,650,000	2,665,436
Chesapeake Energy Corp. 7.625% due 7/15/2013	4,750,000	5,023,125
Petrohawk Energy Corp. 7.875% due 6/1/2015	4,600,000	4,899,000
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	4,500,000	4,717,701

		21,499,397
Insurance - Life – 2.3%
Aegon N.V. Sr. Nt. 4.75% due 6/1/2013	4,000,000	4,092,884

84	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Insurance - Life (continued)
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	$4,500,000	$4,370,355
Assurant, Inc. Sr. Nt. 5.625% due 2/15/2014	3,000,000	3,137,295
Genworth Financial, Inc. Sr. Nt. 5.65% due 6/15/2012	2,500,000	2,514,115
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	2,895,000	2,953,326
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.875% due 9/17/2012(1)	2,000,000	2,026,144
5.125% due 4/10/2013(1)	2,000,000	2,089,266
New York Life Global Funding 2.25% due 12/14/2012(1)	1,200,000	1,215,914
Prudential Financial, Inc. Sr. Nt. 2.75% due 1/14/2013	2,000,000	2,017,232
Hartford Financial Services Group, Inc. Sr. Nt. 4.625% due 7/15/2013	3,500,000	3,565,425

		27,981,956
Insurance P&C – 1.2%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	2,525,000	2,678,535
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	1,700,000	1,787,429
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	2,762,000	2,849,746
Willis Group Holdings PLC 4.125% due 3/15/2016	4,500,000	4,570,367
XL Capital Finance Europe PLC 6.50% due 1/15/2012	3,000,000	3,003,642

		14,889,719
Lodging – 0.3%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	3,000,000	3,150,000

		3,150,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	85

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Media Cable – 0.4%
Cox Communications, Inc. 4.625% due 6/1/2013	$2,200,000	$2,319,161
Time Warner Cable, Inc. 5.40% due 7/2/2012	3,000,000	3,067,644

		5,386,805
Media Noncable – 1.0%
NBCUniversal Media LLC Sr. Nt. 2.10% due 4/1/2014	4,000,000	4,065,900
News America, Inc. 5.30% due 12/15/2014	4,500,000	4,901,040
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	1,500,000	1,503,750
The Interpublic Group of Companies, Inc. Sr. Nt. 6.25% due 11/15/2014	1,500,000	1,593,750

		12,064,440
Metals And Mining – 2.4%
Alcoa, Inc. Sr. Nt. 6.00% due 1/15/2012	2,500,000	2,502,438
Anglo American Capital PLC 2.15% due 9/27/2013(1)	4,200,000	4,206,976
ArcelorMittal Sr. Nt. 5.375% due 6/1/2013	4,000,000	4,094,792
BHP Billiton Finance USA Ltd. 1.125% due 11/21/2014	2,700,000	2,706,337
FMG Resources August 2006 Pty. Ltd. 7.00% due 11/1/2015(1)	3,500,000	3,535,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	3,100,000	3,293,750
Rio Tinto Alcan, Inc. Sr. Nt. 4.875% due 9/15/2012	1,000,000	1,027,268
Steel Dynamics, Inc. 7.375% due 11/1/2012	1,950,000	2,030,438
United States Steel Corp. Sr. Nt. 5.65% due 6/1/2013	2,000,000	2,047,500
Xstrata Canada Financial Corp. 2.85% due 11/10/2014(1)	3,500,000	3,517,874

		28,962,373

86	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Non Captive Consumer – 0.6%
HSBC Finance Corp. Sr. Nt. 4.75% due 7/15/2013	$4,000,000	$4,084,572
SLM Corp. Sr. Nt. Ser. A 5.00% due 10/1/2013	3,750,000	3,750,000

		7,834,572
Non Captive Diversified – 1.0%
Ally Financial, Inc. 4.50% due 2/11/2014	3,000,000	2,895,000
CIT Group, Inc. Sec. Nt. 5.25% due 4/1/2014(1)	3,500,000	3,486,875
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	1,200,000	1,224,229
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	4,500,000	4,585,500

		12,191,604
Oil Field Services – 0.7%
Transocean Ltd. 5.25% due 3/15/2013	4,750,000	4,882,981
Weatherford International Ltd. 5.15% due 3/15/2013	3,500,000	3,639,619

		8,522,600
Packaging – 0.8%
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	790,000	796,421
Pactiv Corp. Sr. Nt. 5.875% due 7/15/2012	3,044,000	3,044,000
Sealed Air Corp. Sr. Nt. 5.625% due 7/15/2013(1)	5,200,000	5,404,157

		9,244,578
Paper – 0.2%
Packaging Corp. of America Sr. Nt. 5.75% due 8/1/2013	2,500,000	2,634,565

		2,634,565

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	87

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Pharmaceuticals – 0.8%
Amgen, Inc. Sr. Nt. 1.875% due 11/15/2014	$4,500,000	$4,558,244
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	650,000	653,392
Gilead Sciences, Inc. Sr. Nt. 2.40% due 12/1/2014	5,000,000	5,090,040

		10,301,676
Pipelines – 1.2%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	3,750,000	3,831,266
Enterprise Products Operating LLC 4.60% due 8/1/2012	1,500,000	1,522,070
Kinder Morgan Energy Partners LP Sr. Nt. 7.125% due 3/15/2012	550,000	556,285
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	2,750,000	2,811,875
NGPL PipeCo LLC Sr. Nt. 6.514% due 12/15/2012(1)	2,500,000	2,525,360
Plains All American Pipeline LP 4.25% due 9/1/2012	3,000,000	3,060,195

		14,307,051
REITs – 3.0%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	2,000,000	2,054,900
CommonWealth REIT Sr. Nt. 6.40% due 2/15/2015	3,000,000	3,174,615
6.95% due 4/1/2012	2,550,000	2,550,000
ERP Operating LP Sr. Nt. 5.20% due 4/1/2013	5,500,000	5,704,193
HCP, Inc. Sr. Nt. 5.65% due 12/15/2013	4,200,000	4,416,985
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	3,000,000	3,064,896

88	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
REITs (continued)
ProLogis LP 5.625% due 11/15/2015	$3,600,000	$3,828,798
Tanger Properties LP Sr. Nt. 6.15% due 11/15/2015	4,500,000	4,980,753
Washington Real Estate Investment Trust Sr. Nt. 5.25% due 1/15/2014	6,998,000	7,374,940

		37,150,080
Retailers – 0.6%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	3,500,000	3,800,671
Macy’s Retail Holdings, Inc. 5.35% due 3/15/2012	3,300,000	3,322,628

		7,123,299
Supermarkets – 0.1%
TESCO PLC Sr. Nt. 2.00% due 12/5/2014(1)	1,800,000	1,818,801

		1,818,801
Technology – 2.3%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	2,300,000	2,321,721
4.45% due 9/14/2012	1,500,000	1,529,364
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013	1,200,000	1,212,977
Computer Sciences Corp. Sr. Nt. 5.50% due 3/15/2013	3,000,000	2,985,000
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	4,000,000	3,980,632
4.25% due 2/24/2012	500,000	502,251
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	2,500,000	2,613,257
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	2,000,000	2,054,320
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	2,250,000	2,305,152

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	89

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
Technology (continued)
Pitney Bowes, Inc. Sr. Nt. 3.875% due 6/15/2013	$4,000,000	$4,133,668
Xerox Corp. Sr. Nt. 5.65% due 5/15/2013	4,000,000	4,199,188

		27,837,530
Transportation Services – 0.1%
ERAC USA Finance LLC 2.25% due 1/10/2014(1)	1,000,000	995,852

		995,852
Wireless – 0.5%
America Movil SAB de C.V. 3.625% due 3/30/2015	4,500,000	4,715,419
Cellco Partnership Sr. Nt. 5.25% due 2/1/2012	930,000	933,206

		5,648,625
Wirelines – 0.6%
Telecom Italia Capital SA 5.25% due 11/15/2013	3,000,000	2,881,752
Telefonica Emisiones SAU 2.582% due 4/26/2013	4,550,000	4,439,876

		7,321,628
Total Corporate Bonds (Cost $463,368,422)		462,886,206

	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 2.44% due 8/1/2046(2)	33,767	35,722
Total Hybrid ARMS (Cost $34,068)		35,722

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	70,511	80,339
Total Mortgage-Backed Securities (Cost $73,227)		80,339

90	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND FUND

December 31, 2011	Principal Amount	Value
U.S. Agencies – 1.9%
Federal Home Loan Mortgage Corp.
1.00% due 8/27/2014	$10,000,000	$10,097,330
2.00% due 8/25/2016	13,000,000	13,518,258
Total U.S. Agencies (Cost $23,622,799)		23,615,588

	Principal Amount	Value
U.S. Government Securities – 12.5%
U.S. Treasury Notes
0.125% due 12/31/2013	24,000,000	23,940,000
0.25% due 11/30/2013 - 12/15/2014	54,375,000	54,228,907
0.375% due 11/15/2014	14,425,000	14,434,016
0.50% due 8/15/2014	25,775,000	25,891,787
0.625% due 7/15/2014	7,025,000	7,079,331
0.875% due 11/30/2016	6,921,000	6,942,088
1.00% due 10/31/2016	19,600,000	19,789,885
Total U.S. Government Securities (Cost $152,017,867)		152,306,014

	Principal Amount	Value
Repurchase Agreements – 3.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $38,327,043, due 1/3/2012(5)	38,327,000	38,327,000
Total Repurchase Agreements (Cost $38,327,000)		38,327,000
Total Investments - 99.5% (Cost $1,216,783,963)		1,215,966,857
Other Assets, Net - 0.5%		6,641,205
Total Net Assets - 100.0%		$1,222,608,062

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $144,820,282, representing 11.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2011.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	91

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND FUND

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.375%	11/30/2015	$39,097,246

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$165,810,843	$—	$165,810,843

Collateralized Mortgage Obligations	—	95,316,575	—	95,316,575

Senior Secured Loans	—	25,066,772	—	25,066,772

Commercial Mortgage-Backed Securities	—	252,521,798	—	252,521,798

Corporate Bonds	—	462,886,206	—	462,886,206

Hybrid ARMS	—	35,722	—	35,722

Mortgage-Backed Securities	—	80,339	—	80,339

U.S. Agencies	—	23,615,588	—	23,615,588

U.S. Government Securities	—	152,306,014	—	152,306,014

Repurchase Agreements	—	38,327,000	—	38,327,000

Total	$—	$1,215,966,857	$—	$1,215,966,857

92	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Corporate Bonds – 89.0%
Aerospace/Defense – 0.7%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	$450,000	$474,750
Triumph Group, Inc. 8.625% due 7/15/2018	330,000	361,350

		836,100
Automotive – 3.5%
American Axle & Manufacturing, Inc. 7.75% due 11/15/2019	230,000	225,400
7.875% due 3/1/2017	400,000	396,000
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 12/15/2016	700,000	794,226
8.125% due 1/15/2020	560,000	659,158
General Motors Financial Co., Inc. 6.75% due 6/1/2018(1)	830,000	846,600
Pittsburgh Glass Works LLC Sr. Sec. Nt. 8.50% due 4/15/2016(1)	600,000	577,500
UCI International, Inc. 8.625% due 2/15/2019	400,000	388,000
Visteon Corp. 6.75% due 4/15/2019(1)	570,000	568,575

		4,455,459
Banking – 0.6%
AmSouth Bank Sub. Nt., Ser. AI 5.20% due 4/1/2015	600,000	558,000
Royal Bank of Scotland Group PLC Jr. Sub. Nt. 7.648% due 9/30/2031(2)(3)	300,000	204,375

		762,375
Brokerage – 2.0%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016	700,000	679,000
7.875% due 12/1/2015	460,000	462,300
12.50% due 11/30/2017(4)	1,244,000	1,405,720

		2,547,020
Building Materials – 0.9%
American Standard Americas Sr. Sec. Nt. 10.75% due 1/15/2016(1)	600,000	357,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	93

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Building Materials (continued)
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015	$900,000	$839,250

		1,196,250
Chemicals – 0.4%
Huntsman International LLC 8.625% due 3/15/2020	450,000	477,000

		477,000
Consumer Cyclical Services – 0.2%
The Geo Group, Inc. 6.625% due 2/15/2021	300,000	301,500

		301,500
Consumer Products – 1.1%
Armored Autogroup, Inc. Sr. Nt. 9.25% due 11/1/2018(1)	530,000	409,425
NBTY, Inc. 9.00% due 10/1/2018	900,000	990,000

		1,399,425
Electric – 5.6%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	300,000	321,000
7.875% due 7/31/2020(1)	600,000	646,500
Dolphin Subsidiary II, Inc. Sr. Nt. 7.25% due 10/15/2021(1)	1,150,000	1,242,000
Energy Future Intermediate Holding Co. LLC Sr. Sec. Nt. 10.00% due 12/1/2020	750,000	791,250
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	450,000	434,250
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	750,000	699,375
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	45,995	46,915
North American Energy Alliance LLC Sr. Sec. Nt 10.875% due 6/1/2016	760,000	805,600

94	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Electric (continued)
NRG Energy, Inc. 8.25% due 9/1/2020	$220,000	$221,100
8.50% due 6/15/2019	900,000	913,500
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(1)	530,000	571,075
8.00% due 6/1/2020	360,000	396,000

		7,088,565
Entertainment – 1.1%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	450,000	475,875
WMG Acquisition Corp. Sr. Sec. Nt. 9.50% due 6/15/2016	900,000	976,500

		1,452,375
Food And Beverage – 2.1%
Aramark Corp. 3.929% due 2/1/2015(2)	135,000	130,275
ARAMARK Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(1)(4)	1,170,000	1,205,100
Michael Foods, Inc. 9.75% due 7/15/2018	1,250,000	1,315,625

		2,651,000
Gaming – 2.6%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	600,000	325,500
MGM Resorts International 6.625% due 7/15/2015	600,000	570,000
Sr. Sec. Nt. 9.00% due 3/15/2020	600,000	664,500
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	450,000	441,000
Scientific Games International, Inc. 9.25% due 6/15/2019	620,000	657,200
Wynn Las Vegas LLC 7.75% due 8/15/2020	550,000	610,500

		3,268,700
Healthcare – 6.6%
AMERIGROUP Corp. Sr. Nt. 7.50% due 11/15/2019	525,000	540,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	95

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Healthcare (continued)
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	$1,220,000	$1,119,350
ConvaTec Healthcare E S.A. 10.50% due 12/15/2018(1)	900,000	803,250
DaVita, Inc. 6.625% due 11/1/2020	600,000	616,500
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021	560,000	569,800
HCA, Inc. Sr. Nt. 6.375% due 1/15/2015	450,000	458,438
Sr. Sec. Nt. 7.875% due 2/15/2020	250,000	270,000
Sec. Nt. 8.50% due 4/15/2019	340,000	372,300
Sr. Sec. Nt. 9.875% due 2/15/2017	182,000	198,835
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	450,000	506,250
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(1)	630,000	563,850
Kinetic Concepts, Inc. 10.50% due 11/1/2018(1)	600,000	588,000
Teleflex, Inc. 6.875% due 6/1/2019	330,000	344,025
Universal Hospital Services, Inc. Sec. Nt. 8.50% due 6/1/2015(4)	500,000	505,000
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	900,000	893,250

		8,349,598
Home Construction – 0.8%
Beazer Homes USA, Inc. 9.125% due 5/15/2019	375,000	255,938
Meritage Homes Corp. 7.15% due 4/15/2020	850,000	816,000

		1,071,938
Independent Energy – 10.4%
Alta Mesa Holdings 9.625% due 10/15/2018	870,000	843,900

96	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Independent Energy (continued)
Bill Barrett Corp. 7.625% due 10/1/2019	$600,000	$627,000
Carrizo Oil & Gas, Inc. 8.625% due 10/15/2018(1)	1,000,000	1,005,000
Chesapeake Energy Corp. 6.625% due 8/15/2020	262,000	280,995
9.50% due 2/15/2015	500,000	572,500
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(1)	630,000	601,650
Concho Resources, Inc. 7.00% due 1/15/2021	350,000	375,812
Connacher Oil and Gas Ltd. Sec. Nt. 8.50% due 8/1/2019(1)	830,000	751,150
Continental Resources, Inc. 8.25% due 10/1/2019	270,000	297,000
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019(1)	410,000	410,000
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017	310,000	336,350
EV Energy Partners L.P. 8.00% due 4/15/2019	280,000	284,900
Harvest Operations Corp. 6.875% due 10/1/2017(1)	700,000	724,500
Kodiak Oil & Gas Corp. 8.125% due 12/1/2019(1)	900,000	932,625
Linn Energy LLC 6.50% due 5/15/2019(1)	260,000	258,050
7.75% due 2/1/2021	890,000	925,600
Oasis Petroleum, Inc. 6.50% due 11/1/2021	660,000	655,050
OGX Petroleo e Gas Participacoes S.A. 8.50% due 6/1/2018(1)	1,000,000	980,000
Plains Exploration & Production Co. 6.625% due 5/1/2021	550,000	577,500
6.75% due 2/1/2022	470,000	492,325
SandRidge Energy, Inc. 7.50% due 3/15/2021	650,000	645,125
Venoco, Inc. 11.50% due 10/1/2017	560,000	565,600

		13,142,632
Insurance - Life – 1.0%
CNO Financial Group, Inc. Sr. Sec. Nt. 9.00% due 1/15/2018(1)	700,000	738,500

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	97

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Insurance - Life (continued)
Symetra Financial Corp. Jr. Sub. Nt. 8.30% due 10/15/2037(1)(2)	$560,000	$516,600

		1,255,100
Lodging – 0.3%
Host Hotels & Resorts LP 6.00% due 10/1/2021(1)	350,000	358,750

		358,750
Media Cable – 2.0%
AMC Networks, Inc. 7.75% due 7/15/2021(1)	520,000	565,500
CCO Holdings LLC 7.375% due 6/1/2020	240,000	253,200
7.875% due 4/30/2018	700,000	746,375
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021(1)	900,000	947,250

		2,512,325
Media Noncable – 5.9%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	1,200,000	1,222,500
EH Holding Corp. Sr. Sec. Nt. 6.50% due 6/15/2019(1)	560,000	583,800
7.625% due 6/15/2021(1)	800,000	840,000
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017	210,000	205,800
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	150,000	156,750
Intelsat Jackson Holdings S.A. 7.25% due 4/1/2019(1)	300,000	304,500
7.50% due 4/1/2021(1)	690,000	697,762
11.25% due 6/15/2016	590,000	619,869
Intelsat Luxembourg S.A. 11.50% due 2/4/2017(1)(4)	700,000	675,500
Lamar Media Corp. 6.625% due 8/15/2015	140,000	142,450
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	300,000	308,250
Sinclair Television Group, Inc. 8.375% due 10/15/2018	500,000	516,250

98	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Media Noncable (continued)
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	$480,000	$487,200
Valassis Communications, Inc. 6.625% due 2/1/2021	710,000	660,300

		7,420,931
Metals And Mining – 3.2%
American Rock Salt Co. LLC Sec. Nt. 8.25% due 5/1/2018(1)	870,000	835,200
Arch Coal, Inc. 7.00% due 6/15/2019(1)	500,000	510,000
FMG Resources August 2006 Pty Ltd.
7.00% due 11/1/2015(1)	750,000	757,500
Sr. Nt.
8.25% due 11/1/2019(1)	350,000	356,125
Peabody Energy Corp. 6.00% due 11/15/2018(1)	750,000	765,000
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	880,000	884,400

		4,108,225
Natural Gas - Distributors – 0.5%
Inergy L.P. 7.00% due 10/1/2018	600,000	609,000

		609,000
Non Captive Consumer – 0.2%
Springleaf Finance Corp. Sr. Nt. 6.90% due 12/15/2017	300,000	216,000

		216,000
Non Captive Diversified – 2.7%
Ally Financial, Inc. 8.00% due 11/1/2031	500,000	482,500
CIT Group, Inc. Sec. Nt. 7.00% due 5/1/2017	1,100,000	1,100,000
International Lease Finance Corp.
Sr. Nt.
8.625% due 9/15/2015	750,000	768,750
8.75% due 3/15/2017	980,000	1,009,400

		3,360,650
Oil Field Services – 3.0%
Basic Energy Services, Inc. 7.75% due 2/15/2019	660,000	664,950

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	99

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Oil Field Services (continued)
Chesapeake Oilfield Operating LLC 6.625% due 11/15/2019(1)	$670,000	$696,800
Oil States International, Inc. 6.50% due 6/1/2019	430,000	439,675
Precision Drilling Corp. 6.50% due 12/15/2021(1)	600,000	612,000
SESI LLC 7.125% due 12/15/2021(1)	800,000	840,000
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	540,000	577,800

		3,831,225
Packaging – 3.3%
Reynolds Group Issuer, Inc.
Sr. Sec. Nt.
7.125% due 4/15/2019(1)	600,000	610,500
9.25% due 5/15/2018(1)	560,000	536,200
Sr. Nt.
9.875% due 8/15/2019(1)	1,500,000	1,455,000
Sealed Air Corp.
Sr. Nt.
8.125% due 9/15/2019(1)	900,000	985,500
8.375% due 9/15/2021(1)	500,000	552,500

		4,139,700
Paper – 0.9%
Cascades, Inc. 7.75% due 12/15/2017	300,000	297,000
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	870,000	870,000

		1,167,000
Pharmaceuticals – 1.4%
Endo Pharmaceuticals Holdings, Inc. 7.00% due 7/15/2019	530,000	564,450
Grifols, Inc. 8.25% due 2/1/2018	500,000	525,000
Jaguar Holding Co. II Sr. Nt. 9.50% due 12/1/2019(1)	700,000	735,000

		1,824,450
Pipelines – 3.4%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	380,000	399,000

100	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Pipelines (continued)
Copano Energy LLC 7.125% due 4/1/2021	$600,000	$606,000
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	600,000	624,750
Martin Midstream Partners L.P. 8.875% due 4/1/2018	900,000	927,000
Niska Gas Storage US LLC 8.875% due 3/15/2018	560,000	547,400
Regency Energy Partners L.P. 6.50% due 7/15/2021	650,000	676,000
Targa Resources Partners L.P. 6.875% due 2/1/2021(1)	500,000	506,250

		4,286,400
Railroads – 0.4%
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	420,000	458,850

		458,850
Refining – 1.7%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019(1)	870,000	843,900
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	945,000	1,044,225
Northern Tier Energy LLC Sr. Sec. Nt. 10.50% due 12/1/2017(1)	300,000	321,000

		2,209,125
REITs – 1.0%
Sabra Health Care L.P. 8.125% due 11/1/2018	1,280,000	1,292,800

		1,292,800
Retailers – 3.7%
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019	1,100,000	1,075,250
Number Merger Sub, Inc. Sr. Nt. 11.00% due 12/15/2019(1)	1,000,000	1,010,000
Susser Holdings LLC 8.50% due 5/15/2016	550,000	593,313
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	1,230,000	1,277,675

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	101

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Retailers (continued)
YCC Holdings LLC Sr. Nt. 10.25% due 2/15/2016(4)	$790,000	$691,250

		4,647,488
Supermarkets – 1.4%
BI-LO LLC Sr. Sec. Nt. 9.25% due 2/15/2019(1)	960,000	988,800
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	710,000	741,950

		1,730,750
Technology – 5.8%
Amkor Technology, Inc. Sr. Nt. 6.625% due 6/1/2021	350,000	336,875
7.375% due 5/1/2018	460,000	470,350
CDW LLC 8.50% due 4/1/2019	700,000	705,250
12.535% due 10/12/2017	500,000	502,500
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	530,000	567,100
First Data Corp. Sec. Nt. 8.75% due 1/15/2022(1)(4)	1,013,000	871,180
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	530,000	490,250
iGate Corp. 9.00% due 5/1/2016(1)	330,000	340,725
Lawson Software, Inc. Sr. Nt. 11.50% due 7/15/2018(1)	670,000	649,900
Lender Processing Services, Inc. 8.125% due 7/1/2016	800,000	786,000
Sanmina-SCI Corp. 7.00% due 5/15/2019(1)	660,000	643,500
Sitel LLC 11.50% due 4/1/2018	450,000	331,875
TransUnion LLC 11.375% due 6/15/2018	600,000	685,500

		7,381,005
Transportation Services – 1.8%
Avis Budget Car Rental LLC 7.75% due 5/15/2016	300,000	302,250

102	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Transportation Services (continued)
Avis Budget Car Rental LLC
9.625% due 3/15/2018	$450,000	$465,750
9.75% due 3/15/2020	450,000	462,375
Hertz Corp. 7.50% due 10/15/2018	700,000	731,500
Navios Maritime Holdings, Inc. Sr. Sec. Nt. 8.875% due 11/1/2017	360,000	342,900

		2,304,775
Wireless – 5.4%
Cricket Communications, Inc. 7.75% due 10/15/2020	600,000	525,000
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	900,000	904,500
MetroPCS Wireless, Inc. 7.875% due 9/1/2018	1,000,000	1,013,750
NII Capital Corp. 7.625% due 4/1/2021	400,000	397,000
8.875% due 12/15/2019	910,000	957,775
10.00% due 8/15/2016	410,000	465,350
SBA Telecommunications, Inc. 8.00% due 8/15/2016	250,000	269,375
Sprint Nextel Corp. Sr. Nt. 6.00% due 12/1/2016	700,000	581,000
9.00% due 11/15/2018(1)	525,000	551,250
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	630,000	576,450
Wind Acquisition Finance S.A. Sr. Sec. Nt. 7.25% due 2/15/2018(1)	580,000	527,800

		6,769,250
Wirelines – 1.4%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	540,000	544,050
8.25% due 4/15/2017	280,000	286,300
Windstream Corp. 7.50% due 6/1/2022(1)	600,000	598,500
7.875% due 11/1/2017	330,000	357,225

		1,786,075
Total Corporate Bonds (Cost $112,561,274)		112,669,811

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	103

SCHEDULE OF INVESTMENTS — RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Senior Secured Loans – 4.6%
Automotive – 0.7%
Chrysler Group LLC Term Loan 6.00% due 5/24/2017(2)	$995,000	$939,529

		939,529
Electric – 0.5%
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.776% due 10/10/2017(2)	951,554	600,497

		600,497
Gaming – 0.8%
Harrah’s Prop Co. Senior Note 3.28% due 2/13/2013(2)	1,400,000	1,016,750

		1,016,750
Media Noncable – 1.2%
Clear Channel Communication, Inc. Term Loan B 3.946% due 1/28/2016(2)	1,964,025	1,449,293

		1,449,293
Oil Field Services – 0.6%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(2)	808,721	796,129

		796,129
Paper – 0.8%
Exopack LLC Term Loan 6.50% due 5/31/2017(2)	995,000	970,125

		970,125
Total Senior Secured Loans (Cost $6,636,552)		5,772,323

	Shares	Value
Common Stocks – 0.3%
Banking – 0.3%
Citigroup, Inc.	16,661	438,351

		438,351
Total Common Stocks (Cost $501,597)		438,351

104	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD FUND

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 6.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.010%, dated 12/30/2011, maturity value of $7,914,009, due 1/3/2012(5)	$7,914,000	$7,914,000
Total Repurchase Agreements (Cost $7,914,000)		7,914,000
Total Investments - 100.2% (Cost $127,613,423)		126,794,485
Other Liabilities, Net - (0.2)%		(238,789)
Total Net Assets - 100.0%		$126,555,696

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $44,934,892, representing 35.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at December 31, 2011.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	0.00%	6/18/2012	$8,075,960

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$112,669,811	$—	$112,669,811

Senior Secured Loans	—	5,772,323	—	5,772,323

Common Stocks	438,351	—	—	438,351

Repurchase Agreements	—	7,914,000	—	7,914,000

Total	$438,351	$126,356,134	$—	$126,794,485

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	105

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Municipal Bonds – 92.1%
Alabama – 0.0%
Alabama 21st Century Auth. Tobacco Settlement Rev. 5.75% due 12/1/2019	$160,000	$161,750

		161,750
Arizona – 1.5%
Arizona St. Transn. Brd. Hwy. Rev. Ser. B 5.00% due 7/1/2032	1,000,000	1,084,580
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality-Ser. A 5.00% due 10/1/2027	1,500,000	1,702,305
Chandler, AZ G.O. 5.00% due 7/1/2021	1,500,000	1,778,580
Mesa AZ Utility Sys. Rev. FGIC Insured 5.00% due 7/1/2027	575,000	610,782
Phoenix , AZ G.O.
Ser. B
5.375% due 7/1/2012(1)	420,000	430,550
5.375% due 7/1/2020	580,000	592,604

		6,199,401
California – 7.4%
California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. Wtr. Sys. Ser. AG 5.00% due 12/1/2028	1,500,000	1,706,310
California St. Dept. Veterans Affairs Home Pur. Rev. AMT-Ser. A 5.00% due 12/1/2032	2,500,000	2,506,350
California St. Dept. Wtr. Res. Pwr. Supply Rev. 5.00% due 5/1/2022	1,500,000	1,737,945
California St. Pub. Wrks. Brd. Lease Rev.
Dept. Gen. Svcs. Bldgs. 8 & 9 Ser. A
6.125% due 4/1/2028	1,000,000	1,143,830
Trustees Calif. St. Univ. Ser. D
6.125% due 4/1/2028	1,245,000	1,448,856
Var. Cap. Projs. Sub. Ser. I-1
6.125% due 11/1/2029	1,875,000	2,140,238
Dept. Dev. Svcs. Porterville Ser. C
6.50% due 4/1/2029	1,500,000	1,740,720
California St. Var. Purp. G.O.
6.00% due 3/1/2033 - 11/1/2035	5,000,000	5,730,260
6.50% due 4/1/2033	2,000,000	2,397,600
California Statewide Cmntys. Dev. Auth. Rev. Var. Kaiser Hosp. Ser. C 5.25% due 8/1/2031	1,115,000	1,148,706

106	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
California (continued)
Golden St. Tobacco Securitization Corp. CA Tobacco Settlement Rev. Enhanced Asset Bkd. Ser. A, AMBAC Insured 5.00% due 6/1/2021	$1,500,000	$1,500,600
San Francisco City & Cnty. Arpt. Commn. Intl. Rev.
Ref-AMT-Second-Ser. C
5.00% due 5/1/2025	1,500,000	1,624,185
Ser. G
5.25% due 5/1/2025	2,000,000	2,284,800
San Francisco City & Cnty. CA Pub. Utilities Commn. Wtr. Rev.- Wtr. Sys. Impt. Proj.- Sub. Ser. A 5.00% due 11/1/2029	2,000,000	2,240,380
Univ. of California Revs. Ser. O 5.75% due 5/15/2029	1,000,000	1,170,310

		30,521,090
Colorado – 2.0%
Colorado Health Facs. Auth. Rev. Ref-Adventist Health/Sunbelt Ser. D 5.25% due 11/15/2035(2)	1,825,000	1,894,551
Colorado Hsg. & Fin. Auth. Single Family Mtg. Ser. A FHA Insured 5.50% due 11/1/2029	1,190,000	1,223,320
Colorado St. Health Facs. Auth. Rev. Catholic Health-Ser. A 5.25% due 2/1/2031	2,000,000	2,129,040
North Metro Fire Rescue Dist. CO. G.O. AMBAC Insured 5.00% due 12/1/2027	1,000,000	1,089,620
West Metro Fire Protn. Dist. CO. G.O. Ser. A MBIA Insured 5.25% due 12/1/2026	1,895,000	2,099,963

		8,436,494
Connecticut – 2.6%
Connecticut St. Revolving Fd. Ser. A 5.00% due 6/1/2026	1,500,000	1,762,020
Connecticut St. G.O.
Ser. C
5.75% due 11/1/2019	1,500,000	1,899,660
Ser. D
5.00% due 11/1/2030	2,000,000	2,286,780
Connecticut St. Gen. Rev. Revolving Fd. Ser. A 5.00% due 1/1/2024	1,500,000	1,817,700

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	107

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Connecticut (continued)
Connecticut St. Spl. Tax Oblig. Rev. Transn. Infrastructure Ser. A 5.00% due 11/1/2027	$1,500,000	$1,678,875
Univ. of Connecticut Ser. A 5.00% due 2/15/2031	1,000,000	1,116,120

		10,561,155
Delaware – 0.4%
Wilmington Delaware G.O.
Ser. A
5.00% due 12/1/2018(1)	1,195,000	1,495,961
5.00% due 12/1/2028	55,000	61,704

		1,557,665
District Of Columbia – 1.5%
District of Columbia Income Tax Sec. Rev. Ser. A 5.00% due 12/1/2036	2,000,000	2,198,240
Metropolitan Washington DC Arpt. Auth. Sys. Rev.
Ser. A
5.00% due 10/1/2026	2,000,000	2,233,660
AMT-Ser.C
5.00% due 10/1/2028	1,500,000	1,596,255

		6,028,155
Florida – 3.8%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,681,155
Florida St. G.O.
Brd. of Ed. Ser. A
5.00% due 1/1/2022	2,000,000	2,388,800
Dept. Trans.-Right of Way 5.375% due 7/1/2027	1,500,000	1,688,550
Miami-Dade Cnty. FLA Aviation Rev. Ser. A 6.00% due 10/1/2027	1,500,000	1,698,945
Orlando & Orange Cnty. FLA Expressway Auth. Rev. Ser. C 5.00% due 7/1/2026	2,480,000	2,756,917
Palm Beach Cnty. FLA Solid Waste Auth. Ref. 5.00% due 10/1/2031	2,000,000	2,156,540
Palm Beach Cnty. FLA Wtr. & Swr. Rev. FPL Reclaimed Wtr. Proj. 5.25% due 10/1/2033	1,500,000	1,676,535

108	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Florida (continued)
Sarasota Cnty. FLA Pub. Hosp. Dist. Hosp. Rev. Sarasota Memorial Hosp. Proj. Ser. A 5.625% due 7/1/2039	$1,500,000	$1,566,525

		15,613,967
Georgia – 3.3%
Atlanta GA Arpt. Rev. Ref-Gen-Ser. C 5.25% due 1/1/2030	1,000,000	1,086,520
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.00% due 11/1/2027 - 11/1/2029	3,000,000	3,468,165
De Kalb Cnty. GA Wtr. & Swr. Rev. Ser. A 5.25% due 10/1/2025	2,000,000	2,324,280
Gwinnett Cnty. GA Sch. Dist. G.O. 5.00% due 2/1/2018(1)	1,760,000	2,164,430
5.00% due 2/1/2032 - 2/1/2036	2,740,000	2,970,789
Metropolitan Atlanta Rapid Tran. Auth. GA Sales Tax Rev. Ref-Third Indenture Ser. B, FSA Insured 5.00% due 7/1/2026	1,500,000	1,652,370

		13,666,554
Guam – 0.3%
Guam Govt. Business Privilege Tax Rev. Ser. A 5.00% due 1/1/2027	1,000,000	1,073,160

		1,073,160
Hawaii – 0.7%
Hawaii St. G.O. Ref-Ser. DZ 5.00% due 12/1/2031	2,500,000	2,838,450

		2,838,450
Illinois – 2.9%
Chicago IL Brd. Of Ed. G.O. Ser. A 5.50% due 12/1/2039	2,000,000	2,183,420
Chicago IL Sales Tax Rev. Ser. A 5.25% due 1/1/2038	2,000,000	2,158,020
Illinois St. G.O. 5.00% due 1/1/2019	3,350,000	3,823,992

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	109

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Illinois (continued)
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev.
Ref. Ser. A-1 5.25% due 1/1/2030	$2,000,000	$2,179,500
Ser. B 5.50% due 1/1/2033	1,500,000	1,617,945

		11,962,877
Indiana – 0.5%
Indiana Fin. Auth. Hlth. Sys. Rev. Sisters of St. Francis Hlth. 5.00% due 11/1/2025	2,000,000	2,165,200

		2,165,200
Iowa – 1.1%
Iowa Fin. Auth. Rev. Revolving Fd. 5.00% due 8/1/2029	1,750,000	2,008,458
Iowa St. Spl. Oblig. iJobs Prog. Ser. A 5.00% due 6/1/2027	500,000	570,940
Iowa St. Student Loan Liquidity Corp. AMT-Sr. Ser. A-1 5.00% due 12/1/2021	2,000,000	2,039,160

		4,618,558
Kansas – 1.2%
Kansas St. Dept. Transn. Hwy. Rev. Ser. B-2 5.00% due 9/1/2022	1,500,000	1,779,075
Kansas St. Dev. Fin. Auth. Lease Rev. Ser. G-1, MBIA Insured 5.125% due 4/1/2022	1,300,000	1,380,236
Kansas St. Dev. Fin. Auth. Hosp. Rev. Adventist Health 5.50% due 11/15/2029	1,500,000	1,645,110

		4,804,421
Louisiana – 1.8%
De Soto Parish LA Environmental Impt. Rev. Ref-AMT-Intl. Paper Co. Proj. Ser. A 5.00% due 11/1/2018	1,925,000	1,977,861
Louisiana Loc. Govt. Environmental Facs. & Cmnty. Dev. Auth. Jefferson Parish Ser. A 5.25% due 4/1/2022	1,525,000	1,752,057
Louisiana St. G.O. Ser. A 5.00% due 9/1/2025	1,500,000	1,754,550

110	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Louisiana (continued)
St. John The Baptist Parish LA Rev. Marathon Oil Corp.-Ser. A 5.125% due 6/1/2037	$2,000,000	$1,992,860

		7,477,328
Maine – 0.4%
Maine St. Tpk. Auth. Tpk. Rev. 6.00% due 7/1/2034	1,500,000	1,712,280

		1,712,280
Maryland – 1.9%
Anne Arundel Cnty. MD G.O. Cons. Gen. Impt. 5.00% due 4/1/2028	1,500,000	1,753,635
Baltimore Cnty. MD G.O. Met. Dist. 71st Issue 5.00% due 2/1/2022	1,500,000	1,769,235
Maryland St. Dept. Transn. Cons. Transn. 5.25% due 12/15/2017	1,500,000	1,855,290
Prince Georges Cnty. MD G.O. Cons. Pub. Impt. Ser. A 5.00% due 9/15/2029	2,285,000	2,664,767

		8,042,927
Massachusetts – 4.5%
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	1,500,000	1,644,810
Massachusetts St. College Bldg. Auth. Ser. A
5.00% due 5/1/2028(3)	2,000,000	2,291,520
Ser. B 5.00% due 5/1/2030	1,500,000	1,670,325
Massachusetts St. Dept. Transn. Met Hwy. Sys. Rev. Ser. B 5.00% due 1/1/2027	2,000,000	2,165,460
Massachusetts St. Health & Ed. Facs. Auth. Rev. Ser. A, M.I.T. 5.00% due 7/1/2038	1,500,000	1,632,555
Harvard Univ. Ser. B 5.00% due 10/1/2038	1,500,000	1,637,985
Harvard Univ. Ser. A 5.50% due 11/15/2036	1,500,000	1,719,900
Ser. O, M.I.T. 6.00% due 7/1/2036	1,500,000	1,748,160
Massachusetts St. Wtr. Poll. Abatement Tr. Ref. 5.00% due 8/1/2028	1,500,000	1,712,745

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	111

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Massachusetts (continued)
Massachusetts St. Wtr. Res. Auth. Ref-Gen-Ser. B 5.00% due 8/1/2031	$2,000,000	$2,279,240

		18,502,700
Michigan – 2.3%
Michigan Mun. Bd. Auth. Dept. of Treasury Rev. St. Clean Wtr. Revolving Fd. 5.00% due 10/1/2019	2,000,000	2,360,580
Michigan St. Hsg. Dev. Auth. Rental Hsg. Rev. Ser. B 5.00% due 10/1/2018	1,820,000	1,971,169
Wayne Cnty. MI Arpt. Auth. Rev. Arpt. Rev. Ref-Ser. B 5.00% due 12/1/2020	2,595,000	2,922,256
AMT-Arpt. Rev. Ref. Ser. A 5.00% due 12/1/2022	2,000,000	2,150,320

		9,404,325
Minnesota – 4.0%
Minnesota St. G.O. Hwy. & Var. Purp. 5.00% due 8/1/2022	1,500,000	1,746,465
Ref-St. Var. Purp. Ser. D 5.00% due 8/1/2022	1,500,000	1,843,575
Var. Purp. Ser. D 5.00% due 8/1/2024	2,000,000	2,409,280
Var. Purp. Ser. A 5.00% due 8/1/2027	2,000,000	2,336,540
Minnesota St. Pub. Safety Radio 5.00% due 6/1/2024	2,000,000	2,305,400
Rochester, MN G.O. Waste Wtr. Ser. A 5.00% due 2/1/2026	1,500,000	1,636,230
Tobacco Securitization Auth. MN Tobacco Settlement Rev. Tobacco Settlement-Ref. Ser. B 5.00% due 3/1/2020	2,000,000	2,253,480
5.25% due 3/1/2023	2,000,000	2,213,900

		16,744,870
Mississippi – 0.4%
Warren Cnty. MS Gulf Opportunity Zone Intl. Paper Ser. A 6.50% due 9/1/2032	1,500,000	1,632,120

		1,632,120

112	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Missouri – 2.3%
Metropolitan St. Louis MO Swr. Dist. Wastewtr. Sys. Rev. Ser. A 5.75% due 5/1/2038	$1,500,000	$1,673,310
Missouri St. Environmental Impt. & Energy Res. Auth. Wtr. Poll. Ref-St. Revolving Fds. Pgs. Ser. A 5.00% due 1/1/2025	2,000,000	2,425,760
St. Revolving Fds. Pgs. Ser. A 5.75% due 1/1/2029	1,500,000	1,802,295
Missouri St. Hwys & Trans Commn. St. Rd. Rev. (1st Lien) 5.00% due 5/1/2025	1,500,000	1,676,160
(2nd Lien) 5.25% due 5/1/2018	1,500,000	1,817,460

		9,394,985
Montana – 0.5%
Forsyth MT Poll. Ctl. Rev. Ref-Portland Gen. Elec. Co. Ser. A 5.00% due 5/1/2033	2,000,000	2,124,520

		2,124,520
Nevada – 1.0%
Clark Cnty. NV G.O. Ref-Transn-Ser. A 5.00% due 12/1/2029	2,000,000	2,149,760
Clark Cnty. NV Wtr. Reclamation Dist. G.O. Ser. A 5.25% due 7/1/2038	2,000,000	2,149,680

		4,299,440
New Jersey – 4.1%
Essex Cnty. NJ Impt. Auth. Proj. Rev. AMBAC Insured 5.00% due 12/15/2023	2,000,000	2,217,420
Middlesex Cnty. NJ Impt. Auth. Lease Rev. Regl. Ed. Svc. Commn. 5.25% due 12/15/2033	1,500,000	1,658,610
New Jersey Economic Dev. Auth. Rev. Sch. Facs. Constr. Ser. O 5.25% due 3/1/2022	1,500,000	1,634,850
New Jersey Garden St. Preservation Tr. Ser. A, FSA Insured 5.50% due 11/1/2015	1,500,000	1,754,340
New Jersey St. Ed. Facs. Auth. Rev. Princeton Univ. Ser. E 5.00% due 7/1/2033	1,500,000	1,638,870

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	113

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
New Jersey (continued)
New Jersey St. Transn. Tr. Fd. Auth. Transn. Sys. Ser. D 5.00% due 6/15/2020	$2,000,000	$2,192,420
Transn. Sys. Ser. C FSA Insured 5.50% due 12/15/2016	1,500,000	1,771,545
Transn. Sys. Ser. B 5.50% due 6/15/2031	1,500,000	1,672,995
New Jersey St. Var. Purp. G.O. 5.00% due 6/1/2021	2,000,000	2,415,640

		16,956,690
New York – 5.9%
Metropolitan Transn. Auth. NY Dedicated Tax Fd. Ser. B 5.00% due 11/15/2034	1,500,000	1,612,815
Metropolitan Transn. Auth. NY Rev. Ser. D 5.00% due 11/15/2024	2,500,000	2,832,650
New York City NY Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Ref-Ser. AA 5.00% due 6/15/2034	2,000,000	2,180,620
New York NY G.O. Ser. D1 5.125% due 12/1/2024	1,500,000	1,719,330
Ser. H-1 5.25% due 3/1/2021	1,500,000	1,813,470
Subser. B-1 5.25% due 9/1/2025	2,000,000	2,313,980
New York St. Dorm. Auth. Lease Rev. Mental Health Svcs. Facs. Ser. A 5.00% due 8/15/2021	2,000,000	2,381,740
New York St. Dorm. Auth. Rev. NonStruct. Supp. Debt. Columbia Univ. Ser. C 5.00% due 7/1/2029	1,500,000	1,667,625
New York St. Dorm. Auth. St. Personal Income Tax Rev. Ser. E 5.00% due 8/15/2027	2,000,000	2,315,500
New York St. Thruway Auth. NY 5.25% due 3/15/2027	1,500,000	1,672,065
New York St.Thruway Auth. Second Gen. Hwy. & Bridge Tr. Fd. Ser. A-1 5.00% due 4/1/2028	1,500,000	1,690,110

114	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
New York (continued)
Port Authority of NY & NJ Consol-Ser. 169 5.00% due 10/15/2024	$2,000,000	$2,257,100

		24,457,005
North Carolina – 2.4%
Charlotte NC Wtr. & Swr. Sys. Rev. Ser. B 5.00% due 7/1/2033	1,750,000	1,968,680
Raleigh NC Combined Enterprise Sys. Rev. Ser. A 5.00% due 3/1/2026	1,600,000	1,788,416
University NC Univ. Revs. 5.00% due 12/1/2027	1,500,000	1,685,385
Wake Cnty. NC G.O. 5.00% due 3/1/2017(1)	1,500,000	1,812,495
Pub. Impt. Ser. A 5.00% due 4/1/2018	2,000,000	2,481,300

		9,736,276
Ohio – 2.4%
Buckeye OH Tobacco Settlement Fing. Auth. Asset Bkd. Ser. A-1 5.00% due 6/1/2015	2,000,000	2,127,860
Columbus OH Swr. Rev. Ser. A 5.00% due 6/1/2028	1,500,000	1,643,355
Franklin Cnty. OH Cnvtn. Facs. Ref. Tax & Lease Rev. Antic. Bds., AMBAC Insured 5.25% due 12/1/2016	1,000,000	1,040,620
Lucas Cnty. OH Hosp. Rev. Ref-Promedica Healthcare-Ser. D 5.25% due 11/15/2028	1,550,000	1,672,419
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	1,500,000	1,679,610
Ohio St. Hosp. Fac. Rev. Cleveland Clinic Health Ser. B 5.50% due 1/1/2034	1,500,000	1,597,410

		9,761,274
Oklahoma – 0.4%
Oklahoma St. Wtr. Res. Brd. Revolving Fd. Rev. Master Tr. 5.00% due 4/1/2029	1,635,000	1,862,249

		1,862,249

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	115

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Oregon – 1.5%
Deschutes & Jefferson Cnty. OR Sch. Dist. G.O. 6.125% due 6/15/2032	$1,500,000	$1,760,310
Oregon St. Dept. Administrative Svcs. Lottery Rev. Ser. A 5.25% due 4/1/2030	1,480,000	1,709,415
Oregon St. Dept. Trans. Hwy. User Tax Rev. Sr. Lien-Ser. A 5.00% due 11/15/2033	1,500,000	1,654,050
Oregon St. G.O. St. Brd. Ed. Ser. D 5.00% due 8/1/2025	1,000,000	1,179,130

		6,302,905
Pennsylvania – 1.3%
Franklin Cnty. PA Ind. Dev. Auth. Rev. Chambersburg Hosp. Proj. 5.30% due 7/1/2030	1,000,000	1,030,300
Pennsylvania St. Tpk. Commn. Oil Franchise Tax Rev. Rmk. Ser. C of 2003 Tpk. 5.00% due 12/1/2032	2,125,000	2,249,419
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub-Spl-Motor License Fd. Enhanced Ser. A 6.00% due 12/1/2036	1,000,000	1,164,860
St. Mary Hosp. Auth. PA Health Sys. Rev. Catholic Health East Ser. A 5.00% due 11/15/2018	1,000,000	1,126,460

		5,571,039
Puerto Rico – 8.0%
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. B 6.50% due 7/1/2037	500,000	550,960
Puerto Rico Comwlth. Govt. Dev. Bk. Ser. B Sr. Nts. 5.00% due 12/1/2014	2,460,000	2,613,479
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Ser. K 5.00% due 7/1/2021	2,000,000	2,065,840
Puerto Rico Comwlth. Hwy. & Transn. Auth. Transn. Rev. Ser. I FGIC Insured 5.00% due 7/1/2024	1,500,000	1,522,050
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Ser. UU FSA Insured 5.00% due 7/1/2022	1,500,000	1,621,590

116	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.
Ser. TT 5.00% due 7/1/2024	$1,500,000	$1,574,010
Ser. ZZ 5.25% due 7/1/2025	2,000,000	2,150,120
Ser. WW 5.375% due 7/1/2024	2,000,000	2,151,060
5.50% due 7/1/2021	1,500,000	1,677,405
Ser. XX
5.75% due 7/1/2036	2,000,000	2,136,940
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd.
Ref-Govt. Facs. Ser. H 5.25% due 7/1/2013	500,000	526,595
Ref-Govt. Facs. Ser. F 5.25% due 7/1/2017	1,470,000	1,605,122
Govt. Facs. Ser. S 5.75% due 7/1/2022	2,000,000	2,157,840
Ref-Govt. Facs. Ser. P 6.00% due 7/1/2019	1,170,000	1,349,572
7.00% due 7/1/2021	1,500,000	1,675,770
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.
Ser. C 5.00% due 8/1/2022	2,000,000	2,361,660
Ser. A 5.00% due 8/1/2024	2,000,000	2,209,200
5.25% due 8/1/2027	1,500,000	1,616,325
Ser. A Pre-refunded-First Sub 6.125% due 2/1/2014(1)	40,000	44,659
Ser. A Unrefunded-First Sub 6.125% due 8/1/2029	1,460,000	1,552,783

		33,162,980
Rhode Island – 1.0%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	1,500,000	1,736,895
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.00% due 6/1/2023	1,205,000	1,212,073
6.125% due 6/1/2032	1,015,000	1,015,609

		3,964,577
South Carolina – 1.4%
Charleston Cnty. SC G.O. Cap. Impt. Transn. Sales Tax 5.00% due 11/1/2022	2,000,000	2,548,980
South Carolina St. Pub. Svc. Auth. Rev. Ser. B 5.25% due 1/1/2034	1,500,000	1,637,205

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	117

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
South Carolina (continued)
South Carolina St. Pub. Svc. Auth. Rev.
Ref. Ser. A 5.50% due 1/1/2015	$1,500,000	$1,704,465

		5,890,650
Tennessee – 1.9%
Johnson City Hlth. & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,531,935
Metropolitan Govt. Nashville & Davidson Cnty. Tenn Hlth. & Ed. Facs. Brd. Rev. Vanderbilt Univ. Ser. A 5.00% due 10/1/2034	1,250,000	1,369,875
Vanderbilt Univ. Ser. B 5.50% due 10/1/2034	1,500,000	1,694,160
Tennessee St. G.O. Ser. C 5.00% due 5/1/2025	1,425,000	1,675,814
Tennessee St. Sch. Bd. Auth. Higher Ed. Facs. Ser. B 5.125% due 5/1/2033	1,500,000	1,639,770

		7,911,554
Texas – 8.1%
Allen, Tex. Indpt. Sch. Dist. G.O. Ref. 5.00% due 2/15/2036	1,580,000	1,729,894
Austin, Tex. Elec. Utility Sys. Rev. Ser. A 5.00% due 11/15/2026	2,000,000	2,267,520
Bexar Cnty. Tex. G.O. Certificates Oblig. 5.00% due 6/15/2030	1,500,000	1,663,935
Canadian River Tex. Mun. Wtr. Auth. Sub Lien-Conjunctive Use Groundwater Supply Proj. 5.00% due 2/15/2026	2,000,000	2,247,180
Harris Cnty. Tex. Flood Ctl. Dist. Ref-Contract Tax Ser. A 5.00% due 10/1/2034	2,000,000	2,181,600
Harris Cnty. Tex. G.O. Ser. B 5.00% due 10/1/2024	1,500,000	1,779,750
Ref-Rd-Ser. A 5.25% due 10/1/2031	1,500,000	1,718,970
Montgomery Cnty. Tex. G.O. 5.125% due 3/1/2031	1,500,000	1,651,050
North Tex. Mun. Wtr. Dist. Regl. Wastewtr. Rev. 5.00% due 6/1/2028	1,500,000	1,657,050

118	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Texas (continued)
North Tex. Twy. Auth. Dallas North Twy. Sys. Rev. Ser. C 6.00% due 1/1/2023 - 1/1/2025	$4,250,000	$4,918,195
North Tex. Twy. Auth. Rev. Spl. Projs. Sys. Ser. A 5.00% due 9/1/2031	2,000,000	2,167,120
Spl. Projs. Sys. Ser. D 5.00% due 9/1/2031	2,000,000	2,167,120
Sr. Projs. Sys. Ser. A 5.50% due 9/1/2036	1,500,000	1,655,895
Round Rock Tex. Indpt. Sch. Dist. G.O. Sch. Bldg. 5.25% due 8/1/2034	1,500,000	1,691,340
Tex. Private Activity Bd. Surface Transn. Corp. Sr. Lien 6.875% due 12/31/2039	2,130,000	2,288,813
Texas St. Univ. Sys. Fing. Rev. 5.25% due 3/15/2027	1,500,000	1,704,405

		33,489,837
Virginia – 2.2%
Fairfax Cnty. VA Indl. Dev. Auth. Rev. Health Care Inova Ser. C 5.00% due 5/15/2025	500,000	562,780
Tobacco Settlement Fin. Corp. VA Asset Bkd. 5.50% due 6/1/2026(1)	1,500,000	1,653,195
Virginia St. Pub. Sch. Auth. Sch. Fing. Ser. B 5.00% due 8/1/2028	1,500,000	1,679,610
5.25% due 8/1/2033	1,000,000	1,108,740
Virginia St. Pub. Sch. Auth. Spl. Oblg. Montgomery Cnty. Sch. Fing. 5.00% due 1/15/2026	2,000,000	2,317,700
Virginia St. Res. Auth. Infrastructure Rev. Pooled Fing. Prog. Ser. B 5.00% due 11/1/2030	1,375,000	1,582,130

		8,904,155
Washington – 2.7%
Clark Cnty. WA Pub. Utility Dist. No. 001, Generating Sys. Rev. 5.00% due 1/1/2024	2,000,000	2,214,840
Energy Northwest WA Elec. Rev. Ref-Columbia Generating Ser. A 5.00% due 7/1/2023	1,500,000	1,799,595

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	119

SCHEDULE OF INVESTMENTS — RS TAX-EXEMPT FUND

December 31, 2011	Principal Amount	Value
Washington (continued)
King Cnty. WA Swr. Rev. 5.50% due 1/1/2030	$1,815,000	$2,036,666
Port of Seattle WA Rev. AMT-Ref-Ser. B 5.00% due 9/1/2024	1,500,000	1,669,935
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.50% due 6/1/2026	1,425,000	1,451,647
Washington St. G.O. Motor Vehicle Tax-Senior 520 Corridor Prog. Toll-Ser. C 5.00% due 6/1/2033	2,000,000	2,201,540

		11,374,223
Wisconsin – 0.5%
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.50% due 4/15/2033	2,000,000	2,053,460

		2,053,460
Total Municipal Bonds (Cost $356,458,771)		380,943,266
Total Investments - 92.1% (Cost $356,458,771)		380,943,266
Other Assets, Net - 7.9%		32,847,606
Total Net Assets - 100.0%		$413,790,872

(1)	Pre-refunded.
(2)	Variable rate security. The rate shown is the rate in effect at December 31, 2011.
(3)	When-issued security.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$380,943,266	$—	$380,943,266

Total	$—	$380,943,266	$—	$380,943,266

120	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2011	Principal Amount	Value
Municipal Bonds – 95.1%
California – 13.2%
California Health Facs. Fing. Auth. Rev. Episcopal Home Ser. B 6.00% due 2/1/2032	$1,500,000	$1,575,195
California St. Hsg. Fin. Agy. Rev. AMT-Home Mtge. Ser. K 5.50% due 2/1/2042	2,000,000	2,003,700
California St. Muni. Fin. Auth. Rev. Emerson College 5.75% due 1/1/2033	1,300,000	1,347,970
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029	1,500,000	1,712,190
6.625% due 11/1/2034	2,000,000	2,266,200
California St. Var. Purp. G.O. 6.00% due 11/1/2039	1,500,000	1,705,095
Foothill Eastern Trans. Corridor Agy. CA. Toll Road Rev. Ref-Convertible Cap. Apprec. 5.875% due 1/15/2026	2,000,000	2,013,820
Port of Oakland CA Rev. Ref-AMT-Ser. O 5.125% due 5/1/2031	1,250,000	1,263,300
San Diego Calif. Redev. Agy. Tax Allocation Rev.
City Heights Redev. Ser. A
5.625% due 9/1/2040	1,000,000	950,210
Naval Training Ctr. Ser. A
5.75% due 9/1/2040	1,000,000	1,007,370
San Ysidro Redev. Ser. A
5.75% due 9/1/2040	1,000,000	955,390
San Francisco Calif. City & Cnty. Arpt. Commn. Intl. Arpt. Rev. Ref. AMT- Second Ser. F 5.00% due 5/1/2030	1,540,000	1,594,439
San Jose CA. Arpt. Rev. AMT-Ser. A-1 5.75% due 3/1/2034	2,000,000	2,127,100
Tulare Calif. Redev. Agy. Tax Allocation Merged Tulare Redev. Ser. A 6.125% due 8/1/2035	1,970,000	1,937,337

		22,459,316
Colorado – 2.8%
Colorado E-470 Pub. Hwy. Auth. Rev. Ser. C 5.375% due 9/1/2026	1,000,000	985,480

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	121

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2011	Principal Amount	Value
Colorado (continued)
Regl. Transn. Dist. CO Private Activity Rev.
Denver Trans. Partners 6.00% due 1/15/2026 - 1/15/2041	$3,670,000	$3,784,449

		4,769,929
Delaware – 0.9%
Delaware St. Muni. Elec. Corp. Rev. 5.00% due 7/1/2037	1,500,000	1,581,105

		1,581,105
District Of Columbia – 2.2%
District of Columbia Rev. Utd. Negro College Fund 6.875% due 7/1/2040	2,000,000	2,227,540
District of Columbia Tobacco Settlement Fing. Corp. Asset Bkd. Bds. 6.50% due 5/15/2033	1,500,000	1,583,910

		3,811,450
Florida – 4.7%
Brevard Cnty. FLA Health Facs. Auth. Health Care Facs. Rev. Health First Inc. Proj. 7.00% due 4/1/2039	1,500,000	1,681,155
Highlands Cnty. FLA Health Facs. Auth. Rev. Adventist Health/Sunbelt Ser. B 6.00% due 11/15/2037	1,600,000	1,733,104
Miami-Dade Cnty. FLA Health Facs. Auth. Hosp. Rev. Ref- Miami Childrens Hosp. 5.875% due 8/1/2042	975,000	1,012,908
Palm Beach Cnty. FLA Solid Waste Auth. Ref. 5.00% due 10/1/2031	1,000,000	1,078,270
Village Cmnty. Dev. Dist. No. 8 FLA Spl. Assessment Rev. Ref-Phase II 6.125% due 5/1/2039	2,415,000	2,435,866

		7,941,303
Georgia – 1.8%
Atlanta GA Wtr. & Wastewtr. Rev. Ser. A 6.25% due 11/1/2039	1,250,000	1,424,625
De Kalb Cnty. GA Wtr. & Swr. Rev. Ser. A 5.25% due 10/1/2030	1,500,000	1,670,400

		3,095,025

122	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2011	Principal Amount	Value
Illinois – 6.6%
Chicago IL Brd. of Ed. G.O. Ser. A 5.50% due 12/1/2039	$1,500,000	$1,637,565
Chicago IL O’ Hare International Arpt. Rev. Gen-Third Lien-Ser. A 5.75% due 1/1/2039	1,500,000	1,650,165
Cook Cnty. IL Rev. Navistar International-Recovery Zone Fac. 6.50% due 10/15/2040	2,000,000	2,076,900
Illinois Fin. Auth. Rev.
Temps-50-Park Place Elmhurst Ser. D-3
6.25% due 8/15/2015	1,250,000	1,250,162
Ref-Roosevelt Univ. Proj.
6.25% due 4/1/2029	1,500,000	1,579,635
Temps-75-Admiral at Lake-D-1
7.00% due 5/15/2018	1,000,000	1,001,530
Illinois St. G.O. Ser. A 5.00% due 9/1/2031	2,000,000	2,041,840

		11,237,797
Indiana – 2.3%
Indiana Hlth. & Edl. Fac. Fing. Auth. Hosp. Rev. Cmnty. Fndtn. Northwest Indiana 5.50% due 3/1/2037	1,900,000	1,900,684
Indianapolis Local Public Impt. Bond Bank Indianapolis Arpt. Auth. Ser. F AMBAC Insured 5.00% due 1/1/2036	2,000,000	2,003,180

		3,903,864
Iowa – 0.6%
Iowa St. Student Loan Liquidity Corp. AMT-Sr. Ser. A-1 5.00% due 12/1/2021	1,000,000	1,019,580

		1,019,580
Kansas – 1.5%
Wyandotte Cnty/Kansas City KS Unified Govt. Poll. Ctl. Rev. Ref-General Motors Corp. Proj. 6.00% due 6/1/2025	2,500,000	2,518,675

		2,518,675
Kentucky – 1.5%
Kentucky Economic Dev. Fin. Auth. Hosp. Facs. Rev. Ref-Owensboro Medical Hlth. Ser. B 6.375% due 3/1/2040	2,500,000	2,633,450

		2,633,450

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	123

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2011	Principal Amount	Value
Louisiana – 2.1%
Louisiana Pub. Facs. Auth. Rev. Ochsner Clinic Fndtn. Proj. 6.50% due 5/15/2037	$1,500,000	$1,615,305
St. John The Baptist Parish LA Rev. Marathon Oil Corp. Ser. A 5.125% due 6/1/2037	2,000,000	1,992,860

		3,608,165
Maryland – 1.6%
Gaithersburg MD Economic Dev. Rev. Ref-Asbury MD Oblig. Ser. B 6.00% due 1/1/2023	1,500,000	1,588,680
Prince Georges Cnty. MD G.O. Cons. Pub. Impt. Ser. A 5.00% due 9/15/2029	1,000,000	1,166,200

		2,754,880
Massachusetts – 3.4%
Massachusetts Dev. Fin. Agy. Sr. Living Fac. Rev.
Ser. B-1
7.25% due 6/1/2016	1,100,000	1,099,978
Groves-Lincoln Ser. A
7.50% due 6/1/2029	1,000,000	1,008,910
Massachusetts Edl. Fing. Auth. Ed. Loan Rev. Ser. J 5.625% due 7/1/2028 -7/1/2033	3,500,000	3,644,590

		5,753,478
Michigan – 2.7%
Michigan St. Hsg. Dev. Auth. Single Fam. Homeownership AMT-Ser.C 5.50% due 12/1/2028	1,200,000	1,239,048
Michigan Tobacco Settlement Fin. Auth. Tobacco Settlement Asset Sr. Ser. A 5.25% due 6/1/2022	2,000,000	1,720,300
Wayne Cnty. MI Arpt. Auth. Rev. AMT-Arpt. Rev. Ref. Ser. A 5.00% due 12/1/2022	1,500,000	1,612,740

		4,572,088
Minnesota – 0.6%
Tobacco Securitization Auth. MN Tobacco Settlement Rev. Tobacco Settlement-Ref. Ser. B 5.25% due 3/1/2031	1,000,000	1,022,850

		1,022,850
Nevada – 0.9%
Clark Cnty. NV Ind. Dev. Rev. Southwest Gas Corp. Proj. Ser. A AMBAC Insured 5.25% due 7/1/2034	1,500,000	1,496,070

		1,496,070

124	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2011	Principal Amount	Value
New Jersey – 6.5%
New Jersey Economic Dev. Auth. Rev.
Cigarette Tax
5.75% due 6/15/2029-6/15/2034	$4,060,000	$4,138,358
MSU Student Hsg. Proj. Provident Group-Montclair LLC
5.875% due 6/1/2042	2,000,000	2,068,860
New Jersey St. Higher Ed. Assistance Auth. Student Loan Rev. Ser. 1 5.75% due 12/1/2028	1,500,000	1,590,570
New Jersey St. Trans. Trust Fund Auth. Rev.
Transn. Ser. A
5.25% due 6/15/2030	2,000,000	2,152,580
Transn. Ser. B
5.25% due 6/15/2036	1,060,000	1,140,019

		11,090,387
New Mexico – 2.2%
Farmington NM Poll. Ctrl. Rev.
Ref-AMT-Pub. Svc. N Mex San Juan Ser. D
5.90% due 6/1/2040	2,000,000	2,046,400
Ref- Pub. Svc. N Mex Ser. F
6.25% due 6/1/2040	1,600,000	1,620,736

		3,667,136
New York – 3.7%
Albany NY Cap. Res. Corp. Rev. St. Peter’s Hosp. 6.25% due 11/15/2038	1,500,000	1,582,245
Hempstead Town NY Loc. Dev. Corp. Rev. Molloy College Proj. 5.75% due 7/1/2039	1,500,000	1,561,005
Metropolitan Transn. Auth. NY Rev. Ser. D 5.00% due 11/15/2027	1,500,000	1,654,605
Port Auth. of New York & New Jersey Spl. Oblig. Rev. JFK International Air Terminal LLC 6.00% due 12/1/2036	1,500,000	1,587,870

		6,385,725
Ohio – 2.9%
Bowling Green OH Student Hsg. Rev. CFP I LLC St. Univ. Proj. 6.00% due 6/1/2045	1,500,000	1,497,750
Ohio St. Air Quality Dev. Auth. Rev. Ref-Poll. Ctl. FirstEnergy Generation Corp. Ser. C 5.625% due 6/1/2018	1,000,000	1,119,740

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	125

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2011	Principal Amount	Value
Ohio (continued)
Ohio St. Environmental Facs. Rev.
Ford Motor Co. Proj.
5.95% due 9/1/2029	$760,000	$759,932
6.15% due 6/1/2030	1,500,000	1,500,990

		4,878,412
Oklahoma – 0.9%
Tulsa Cnty. OKLA Indl. Auth. Sr. Living Cmnty. Rev. Montereau Inc. Proj. Ser. A 7.25% due 11/1/2040	1,500,000	1,572,225

		1,572,225
Pennsylvania – 4.1%
Cumberland Cnty. PA Mun. Auth. Rev.
Asbury PA Oblig. Group
6.00% due 1/1/2030	1,250,000	1,224,438
Diakon Lutheran
6.125% due 1/1/2029	1,500,000	1,550,265
Dauphin Cnty. PA Gen. Auth. Health Sys. Rev. Pinnacle Health Sys Proj. Ser. A 6.00% due 6/1/2036	1,500,000	1,571,955
Pennsylvania Econ. Dev. Fin. Auth. Exempt Facs. Rev. Amtrak Proj. Ser. A 6.375% due 11/1/2041	1,500,000	1,513,020
Pennsylvania St. Tpk. Commn. Tpk. Rev. Sub. Ser. A 6.50% due 12/1/2036	1,000,000	1,149,330

		7,009,008
Puerto Rico – 6.9%
Puerto Rico Comwlth. G.O.
Ref-Pub. Impt. Ser. E
5.625% due 7/1/2033	2,000,000	2,060,220
Ref-Pub. Impt. Ser. B
5.875% due 7/1/2036	1,000,000	1,021,400
6.50% due 7/1/2037	1,500,000	1,652,880
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.
Ser. TT
5.00% due 7/1/2032	1,595,000	1,616,373
Ser. XX
5.75% due 7/1/2036	1,500,000	1,602,705
Puerto Rico Public Bldgs. Auth. Rev. Gtd Govt. Facs. Ser. S 6.00% due 7/1/2041	2,000,000	2,126,340
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. 1st Sub-Ser. C 6.00% due 8/1/2039	1,500,000	1,654,020

		11,733,938

126	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2011	Principal Amount	Value
Rhode Island – 1.4%
Rhode Island St. & Providence Plantations G.O. Cons. Cap. Dev. Lien-Ser. A 5.50% due 8/1/2031	$1,500,000	$1,736,895
Tobacco Settlement Fing. Corp. RI Asset Bkd. Ser. A 6.125% due 6/1/2032	600,000	600,360

		2,337,255
South Carolina – 2.9%
Charleston Cnty. SC. G.O. Cap. Impt. Plan 5.00% due 11/1/2022	1,340,000	1,707,817
Richland Cnty. SC Environmental Impt. Rev. International Paper 6.10% due 4/1/2023	1,780,000	1,815,155
South Carolina Jobs-Economic Dev. Auth. Student Hsg. Rev. Coastal Hsg. Fndtn. Ser. A 6.00% due 4/1/2030	1,500,000	1,498,185

		5,021,157
Tennessee – 1.9%
Johnson City Health & Edl. Facs. Brd. Hosp. Rev. Mountain Sts. Hlth. Alliance 5.625% due 7/1/2030	1,500,000	1,531,935
Memphis-Shelby Cnty. TN Arpt. Auth. Arpt. Rev. Ser. B 5.00% due 7/1/2025	1,665,000	1,745,753

		3,277,688
Texas – 9.3%
Central Tex. Regl. Mobility Auth. Rev. Sr. Lien 6.00% due 1/1/2041	1,500,000	1,526,025
Dallas-Fort Worth Tex. International Arpt. Fac. Impro. Corp.Rev. Ser. A FGIC Insured 6.125% due 11/1/2035	1,025,000	1,025,728
Harris Cnty. Tex. G.O. Ref-Rd-Ser. A 5.25% due 10/1/2031	1,500,000	1,718,970
Lower Colorado River Tex. Auth. Ref-LCRA Transmission Svcs. Corp. Ser. A 5.00% due 5/15/2029	1,690,000	1,815,330
North Tex. Twy. Auth. Rev. Toll 2nd Tier Ref. Ser. F 5.75% due 1/1/2033	2,000,000	2,094,700

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	127

SCHEDULE OF INVESTMENTS — RS HIGH YIELD MUNICIPAL BOND FUND

December 31, 2011	Principal Amount	Value
Texas (continued)
Tarrant Cnty. Tex. Cultural Ed. Facs. Fin. Corp. Ret. Fac. CC Young Memorial Home Ser. B-1 7.25% due 2/15/2016	$1,500,000	$1,505,820
Tex. Private Activity Bd. Surface Transn. Corp.
Sr. Lien-LBJ Infrastructure
7.00% due 6/30/2040	2,000,000	2,168,800
Sr. Lien-NTE Mobility
7.50% due 12/31/2031	1,500,000	1,697,010
Sr. Lien-LBJ Infrastructure
7.50% due 6/30/2033	2,000,000	2,258,200

		15,810,583
Washington – 1.1%
Tobacco Settlement Auth. WA Tobacco Settlement Rev. Asset Bkd. 6.625% due 6/1/2032	1,905,000	1,931,689

		1,931,689
Wisconsin – 1.9%
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. AMT-Ser.B 5.75% due 11/1/2025	1,710,000	1,763,420
Wisconsin St. Health & Edl. Facs. Auth. Rev. Aurora Health Care 6.40% due 4/15/2033	1,500,000	1,538,265

		3,301,685
Total Municipal Bonds (Cost $155,711,351)		162,195,913

	Principal Amount	Value
Short-Term Investments – 0.8%
California St. Econ. Recovery G.O. Var. Ser. C-3 - RMKT 0.04% due 7/1/2023(1)	1,400,000	1,400,000
Total Short-Term Investments (Cost $1,400,000)		1,400,000
Total Investments - 95.9% (Cost $157,111,351)		163,595,913
Other Assets, Net - 4.1%		7,044,275
Total Net Assets - 100.0%		$170,640,188

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2011.

128	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD MUNICIPAL BOND FUND

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—	$162,195,913	$—	$162,195,913

Short-Term Investments	—	1,400,000	—	1,400,000

Total	$—	$163,595,913	$—	$163,595,913

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	129

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Senior Secured Loans – 80.4%
Aerospace/Defense – 2.0%
Sequa Corp. Term Loan 3.63% - 3.70% due 12/3/2014(1)	$11,999,413	$11,659,470
The SI Organization, Inc. New Term Loan B 4.50% due 11/22/2016(1)	11,887,444	11,293,071

		22,952,541
Airlines – 1.3%
Delta Air Lines, Inc. New Term Loan B 5.50% due 4/20/2017(1)	16,417,500	15,473,494

		15,473,494
Automotive – 1.1%
Allison Transmission, Inc. Term Loan B 2.78% due 8/7/2014(1)	12,946,489	12,592,273

		12,592,273
Building Materials – 2.2%
CPG International, Inc. New Term Loan B 6.00% due 2/18/2017(1)	14,340,075	13,336,270
Nortek, Inc. Term Loan 5.25% - 6.25% due 4/26/2017(1)	12,897,525	12,564,382

		25,900,652
Chemicals – 4.3%
Momentive Specialty Chemicals, Inc. Extended Term Loan C1 4.063% due 5/5/2015(1) Extended Term Loan C2 4.375% due 5/5/2015(1)	3,438,928 1,457,601	3,316,433 1,405,682
Nexeo Solutions LLC Term Loan B 5.00% due 9/8/2017(1)	10,421,250	10,108,613
Nusil Technology LLC New Term Loan 5.25% due 4/7/2017(1)	7,135,039	6,974,500
PolyOne Corp. Term Loan 5.00% due 12/20/2017(1)	5,000,000	4,995,250
Styron S.A.R.L. LLC New Term Loan B 6.00% due 8/2/2017(1)	18,308,741	15,779,937

130	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Chemicals (continued)
Univar, Inc. Term Loan B 5.00% due 6/30/2017(1)	$7,360,176	$7,076,147

		49,656,562
Construction Machinery – 0.9%
Brock Holdings III, Inc. New Term Loan B 6.00% due 3/16/2017(1)	10,907,525	10,547,577

		10,547,577
Consumer Cyclical Services – 2.5%
Affinion Group, Inc. Term Loan B 5.00% due 10/10/2016(1)	9,904,529	8,823,252
InfoGroup, Inc. New Term Loan 5.75% due 5/22/2018(1)	15,913,575	14,441,569
KAR Auction Services, Inc. Term Loan B 5.00% due 5/19/2017(1)	5,471,338	5,386,970

		28,651,791
Consumer Products – 3.4%
AMSCAN Holdings, Inc. Term Loan B 6.75% due 12/4/2017(1)	11,381,166	11,290,116
Armored Autogroup, Inc. Term Loan B 6.00% due 11/4/2016(1)	9,925,000	9,360,565
Reynolds Group Holdings, Inc. Tranche C Term Loan 5.25% - 6.50% due 8/9/2018(1)	3,453,782	3,428,501
Tranche B Term Loan 6.50% due 2/9/2018(1)	14,727,325	14,619,963

		38,699,145
Diversified Manufacturing – 0.9%
Colfax Corp. Term Loan B 4.50% due 12/7/2018(1)	10,000,000	9,996,900

		9,996,900
Electric – 2.9%
Calpine Corp. New Term Loan 4.50% due 4/2/2018(1)	12,897,525	12,618,036
Star West Generation LLC Term Loan B 6.00% due 5/14/2018(1)	10,384,616	10,176,923

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	131

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Electric (continued)
Texas Competitive Electric Holdings Co. LLC Non-Extended Term Loan 3.776% due 10/10/2014(1) Extended Term Loan	$5,000,000	$3,477,900
4.776% due 10/10/2017(1)	11,536,666	7,280,444

		33,553,303
Energy - Independent – 1.1%
Equipower Resources Holdings LLC Term Loan B 5.75% due 1/26/2018(1)	9,745,591	9,160,856
GenOn Energy, Inc. Term Loan B 6.00% due 9/8/2017(1)	3,389,015	3,374,476

		12,535,332
Entertainment – 0.5%
Live Nation Entertainment, Inc. Term Loan B 4.50% due 11/7/2016(1)	6,410,936	6,350,865

		6,350,865
Finance Companies – 2.3%
Delos Aircraft, Inc. Term Loan B2 7.00% due 3/17/2016(1)	1,423,077	1,425,453
MoneyGram International, Inc. Term Loan B 4.50% due 11/17/2017(1)	3,717,949	3,655,227
Ocwen Financial Corp. Term Loan B 7.00% due 9/1/2016(1)	5,700,000	5,593,125
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(1)	9,500,000	8,251,130
Trans Union LLC New Term Loan B 4.75% due 2/12/2018(1)	7,423,850	7,389,849

		26,314,784
Food – 1.4%
Del Monte Foods Co. Term Loan 4.50% due 3/8/2018(1)	16,922,481	16,034,051

		16,034,051

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RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Food And Beverage – 0.6%
Michael Foods Group, Inc. Term Loan 4.25% due 2/23/2018(1)	$6,708,890	$6,625,029

		6,625,029
Gaming – 1.9%
Boyd Gaming Corp. Term Loan 3.796% due 12/17/2015(1)	4,628,205	4,401,423
Incremental Term Loan 6.00% due 12/17/2015(1)	5,000,000	4,931,250
Caesars Entertainment Operating Co. Term Loan B1 3.418% due 1/28/2015(1)	4,000,000	3,467,520
Harrah’s Prop Co. Senior Note 3.28% due 2/13/2013(1)	12,000,000	8,715,000

		21,515,193
Healthcare – 13.5%
Alliance Healthcare Services, Inc. Term Loan B 7.25% due 6/1/2016(1)	12,074,255	10,474,417
CareStream Health, Inc. Term Loan B 5.00% due 2/25/2017(1)	19,847,079	17,758,571
Community Health Systems, Inc. Extended Term Loan B 3.796% - 4.023% due 1/25/2017(1)	9,924,623	9,578,353
Emdeon, Inc. Term Loan B 6.75% due 11/2/2018(1)	12,000,000	12,084,000
Emergency Medical Services Corp. Term Loan 5.25% due 5/25/2018(1)	7,538	6,652
Grifols, Inc. Term Loan B 6.00% due 6/1/2017(1)	4,076,858	4,063,486
Healthspring, Inc. Term Loan B 6.00% due 10/21/2016(1)	4,907,873	4,846,524
Immucor, Inc. Term Loan B 7.25% due 8/17/2018(1)	10,972,500	11,021,876
Inc Research, Inc. Term Loan B 7.00% due 7/13/2018(1)	8,977,500	8,753,063

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Healthcare (continued)
Kindred Healthcare, Inc. Term Loan 5.25% due 6/1/2018(1)	$9,316,650	$8,645,106
Kinetic Concepts, Inc. Term Loan B 7.00% due 5/4/2018(1)	15,000,000	15,120,000
Multiplan, Inc. New Term Loan B 4.75% due 8/26/2017(1)	4,478,025	4,250,407
National Mentor Holdings, Inc. New Term Loan B 7.00% due 2/9/2017(1)	10,837,701	9,934,595
Rural/Metro Corp. Term Loan 5.75% due 6/29/2018(1)	6,957,519	6,796,035
Select Medical Corp. New Term Loan B 5.50% - 6.00% due 5/25/2018(1)	10,461,250	9,932,957
Skilled Healthcare Group, Inc. Term Loan B 5.25% - 6.00% due 4/8/2016(1)	6,933,591	6,446,991
United Surgical Partners International, Inc. Term Loan B 2.30% due 4/18/2014(1)	5,725,583	5,513,278
Delayed Draw Term Loan 2.30% due 4/21/2014(1)	622,819	599,725
Vanguard Health Holding Co. II LLC Term Loan B 5.00% due 1/29/2016(1)	9,910,486	9,745,873

		155,571,909
Insurance P&C – 1.1%
Asurion Corp. New 1st Lien Term Loan 5.50% due 5/24/2018(1)	13,402,900	13,112,459

		13,112,459
Media Cable – 0.4%
Crown Media Holdings, Inc. Term Loan B 5.75% due 7/14/2018(1)	4,975,000	4,887,938

		4,887,938
Media Noncable – 3.4%
Cumulus Media, Inc. Term Loan 5.75% due 9/17/2018(1)	15,000,000	14,683,950

134	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Media Noncable (continued)
Entercom Radio LLC Term Loan B 6.25% - 7.25% due 11/23/2018(1)	$5,000,000	$4,979,450
Intelsat Jackson Holdings Ltd. Term Loan 3.391% due 2/3/2014(1)	11,000,000	10,450,000
Primedia, Inc. New Term Loan B 7.50% due 1/12/2018(1)	9,950,000	8,955,000

		39,068,400
Metals And Mining – 0.9%
Fairmount Minerals Ltd. New Term Loan B 5.25% due 3/15/2017(1)	11,020,000	10,953,109

		10,953,109
Oil Field Services – 0.3%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(1)	3,465,989	3,412,024

		3,412,024
Paper – 1.3%
Exopack, LLC Term Loan 6.50% due 5/31/2017(1)	14,925,000	14,551,875

		14,551,875
Pharmaceuticals – 0.8%
Convatec, Inc. Term Loan 5.75% due 12/22/2016(1)	8,899,963	8,794,320

		8,794,320
Pipelines – 0.9%
Gibson Energy Term Loan B 5.75% due 6/15/2018(1)	10,447,500	10,405,710

		10,405,710
Real Estate Investment Trusts – 2.9%
Capital Automotive L.P. New Term Loan B 5.00% due 3/10/2017(1)	5,544,609	5,419,855
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(1)	2,252,121	2,234,104
Term Loan A2 7.00% due 6/30/2014(1)	17,000,000	16,394,460

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	135

SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Real Estate Investment Trusts (continued)
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(1)	$9,025,000	$8,858,579

		32,906,998
Refining – 0.8%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(1)	1,767,857	1,763,438
Term Loan C 9.00% due 6/23/2017(1)	7,904,736	8,014,849

		9,778,287
Restaurants – 1.7%
Burger King Corp. New Term Loan B 4.50% due 10/19/2016(1)	10,996,815	10,776,879
Dunkin’ Brands, Inc. New Term Loan B2 4.00% due 11/23/2017(1)	8,568,199	8,419,112

		19,195,991
Retailers – 9.0%
99 Cents Only Stores Term Loan B 7.00% due 12/28/2018(1)	4,000,000	3,974,160
Bass Pro Group LLC Term Loan 5.25% due 6/13/2017(1)	10,967,500	10,821,303
BJ’s Wholesale Club, Inc. Term Loan B 7.00% due 9/28/2018(1)	14,500,000	14,525,810
Gymboree Corp. New Term Loan 5.00% due 2/23/2018(1)	16,872,500	14,974,344
J Crew Operating Corp. New Term Loan B 4.75% due 3/7/2018(1)	6,930,000	6,494,380
Lord & Taylor Ltd. Term Loan B 5.75% due 12/21/2018(1)	10,000,000	9,975,000
Michaels Stores, Inc. Extended Term Loan B3 4.938% - 5.125% due 7/29/2016(1)	4,628,823	4,547,818
Term Loan B2 4.938% - 5.125% due 7/29/2016(1)	1,851,519	1,818,654
Petco Animal Supplies, Inc. New Term Loan 4.50% due 11/24/2017(1)	9,355,000	9,098,954

136	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2011	Principal Amount	Value
Retailers (continued)
Pilot Travel Centers LLC New Term Loan B 4.25% due 3/30/2018(1)	$8,256,633	$8,249,781
The Neiman Marcus Group, Inc. New Term Loan 4.75% due 5/16/2018(1)	20,000,000	19,250,000

		103,730,204
Technology – 11.8%
Attachmate Corp. New Term Loan B 6.50% due 4/27/2017(1)	6,912,500	6,743,144
New 2nd Lien Term Loan 9.50% due 5/19/2017(1)	2,000,000	1,900,000
Blackboard, Inc. Term Loan B 7.50% due 10/4/2018(1)	16,000,000	15,130,080
2nd Lien Term Loan 11.50% due 10/4/2019(1)	4,000,000	3,560,000
CDW LLC Extended Term Loan 4.00% due 7/14/2017(1)	16,118,834	15,242,453
Data Device Corp. Term Loan B 7.25% due 12/6/2016(1)	9,063,077	8,768,527
Datatel, Inc. Extended 1st Lien Term Loan 5.00% due 2/20/2017(1)	6,084,848	6,081,806
Extended 2nd Lien Term Loan 8.75% due 2/19/2018(1)	1,000,000	991,250
DG FastChannel, Inc. Term Loan B 5.75% due 7/26/2018(1)	11,944,987	11,686,259
Electrical Components International Holdings Synthetic Revolver 6.75% due 2/4/2016(1)	676,471	635,882
Term Loan B 6.75% due 2/3/2017(1)	10,377,059	9,754,435
First Data Corp. Term Loan B2 3.044% due 9/24/2014(1)	11,263,118	10,200,217
Interactive Data Corp. New Term Loan B 4.50% due 2/12/2018(1)	7,406,344	7,276,733
Lawson Software, Inc. 1st Lien term Loan 6.75% due 7/5/2017(1)	14,962,500	14,564,348

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Technology (continued)
Moneygram International, Inc. Term Loan B1 4.50% due 11/17/2017(1)	$1,995,000	$1,958,432
Nxp B.V. Term Loan A2 5.50% due 3/3/2017(1)	1,995,000	1,927,669
Property Data (U.S.) I, Inc. Term Loan 7.00% due 1/4/2017(1)	11,880,000	10,018,760
Web.com Group, Inc. Term Loan B 7.00% due 10/27/2017(1)	10,000,000	9,150,000

		135,589,995
Textile – 1.3%
Springs Windows Fashions LLC New Term Loan B 6.00% due 5/31/2017(1)	10,725,000	10,403,250
2nd Lien Term Loan 11.25% due 5/27/2018(1)	5,000,000	4,843,750

		15,247,000
Wirelines – 1.0%
Level 3 Financing, Inc. Term Loan B2 5.75% due 9/3/2018(1)	12,000,000	11,811,000

		11,811,000
Total Senior Secured Loans (Cost $960,199,702)		926,416,711

	Principal Amount	Value
Corporate Bonds – 15.4%
Automotive – 0.3%
American Axle & Manufacturing, Inc. 7.75% due 11/15/2019	4,000,000	3,920,000

		3,920,000
Building Materials – 1.3%
American Standard Americas Sr. Sec. Nt. 10.75% due 1/15/2016(2)	12,500,000	7,437,500
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015	8,000,000	7,460,000

		14,897,500

138	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Chemicals – 0.7%
Hexion US Finance Corp. Sec. Nt. 4.957% due 11/15/2014(1)	$10,000,000	$8,700,000

		8,700,000
Construction Machinery – 0.4%
Production Resource Group, Inc. 8.875% due 5/1/2019(2)	5,000,000	4,575,000

		4,575,000
Consumer Cyclical Services – 0.3%
West Corp. 7.875% due 1/15/2019	3,000,000	2,977,500

		2,977,500
Consumer Products – 0.4%
Armored Autogroup, Inc. Sr. Nt. 9.25% due 11/1/2018(2)	6,000,000	4,635,000

		4,635,000
Electric – 0.8%
Energy Future Intermediate Holding Co. LLC Sr. Sec. Nt. 10.00% due 12/1/2020	5,000,000	5,275,000
Texas Competitive Electric Holdings Co. LLC Sr. Sec. Nt. 11.50% due 10/1/2020(2)	5,000,000	4,243,750

		9,518,750
Energy - Independent – 1.7%
Alta Mesa Holdings 9.625% due 10/15/2018	10,000,000	9,700,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(2)	6,000,000	5,730,000
Venoco, Inc. Sr. Nt. 8.875% due 2/15/2019	5,000,000	4,500,000

		19,930,000
Entertainment – 0.5%
WMG Acquisition Corp. Sr. Sec. Nt. 9.50% due 6/15/2016	5,000,000	5,425,000

		5,425,000
Financial Other – 0.8%
iPayment, Inc. 10.25% due 5/15/2018(2)	10,000,000	9,400,000

		9,400,000

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Food And Beverage – 1.3%
Aramark Corp. 3.929% due 2/1/2015(1)	$15,405,000	$14,865,825

		14,865,825
Healthcare – 2.5%
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	10,100,000	9,266,750
ConvaTec Healthcare E S.A. Sr. Nt. 10.50% due 12/15/2018(2)	14,600,000	13,030,500
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(2)	3,750,000	3,356,250
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	3,000,000	2,977,500

		28,631,000
Metals And Mining – 1.0%
American Rock Salt Co. LLC Sec. Nt. 8.25% due 5/1/2018(2)	2,500,000	2,400,000
FMG Resources August 2006 Pty Ltd. 7.00% due 11/1/2015(2)	7,000,000	7,070,000
Sr. Nt. 8.25% due 11/1/2019(2)	2,000,000	2,035,000

		11,505,000
Packaging – 0.9%
Reynolds Group Issuer, Inc. 9.00% due 4/15/2019(2)	3,500,000	3,325,000
9.25% due 5/15/2018(2)	7,750,000	7,420,625

		10,745,625
Pipelines – 0.2%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018(2)	2,000,000	2,090,000

		2,090,000
Supermarket – 0.3%
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	3,000,000	3,135,000

		3,135,000
Technology – 0.6%
Lender Processing Services, Inc. 8.125% due 7/1/2016	7,000,000	6,877,500

		6,877,500

140	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS FLOATING RATE FUND

December 31, 2011	Principal Amount	Value
Transportation Services – 0.5%
Navios Maritime Holdings, Inc. 8.125% due 2/15/2019	$8,000,000	$5,960,000

		5,960,000
Wireless – 0.9%
NII Capital Corp. 7.625% due 4/1/2021	5,000,000	4,962,500
Sprint Nextel Corp. 9.00% due 11/15/2018(2)	5,000,000	5,250,000

		10,212,500
Total Corporate Bonds (Cost $196,930,676)		178,001,200

	Principal Amount	Value
Repurchase Agreements – 5.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $62,237,069, due 1/3/2012(3)	62,237,000	62,237,000
Total Repurchase Agreements (Cost $62,237,000)		62,237,000
Total Investments - 101.2% (Cost $1,219,367,378)		1,166,654,911
Other Liabilities, Net - (1.2)%		(14,038,227)
Total Net Assets - 100.0%		$1,152,616,684

(1)	Variable rate security. The rate shown is the rate in effect at December 31, 2011.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $81,998,625, representing 7.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	0.00%	3/8/2012	$63,483,794

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SCHEDULE OF INVESTMENTS — RS FLOATING RATE FUND

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Senior Secured Loans	$—	$926,416,711	$—	$926,416,711

Corporate Bonds	—	178,001,200	—	178,001,200

Repurchase Agreements	—	62,237,000	—	62,237,000

Total	$—	$1,166,654,911	$—	$1,166,654,911

142	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2011	Principal Amount	Value
Asset Backed Securities – 1.0%
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)	$800,000	$799,991
Total Asset Backed Securities (Cost $800,000)		799,991

	Principal Amount	Value
Collateralized Mortgage Obligations – 12.4%
Banc of America Funding Corp. 2004-2 1CB1 5.75% due 9/20/2034	366,889	384,698
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	190,294	195,680
2003-S14 3A1 5.50% due 1/25/2034	105,297	106,053
2005-S1 1A10 5.50% due 5/25/2035	191,047	191,209
Citigroup Mortgage Loan Trust, Inc. 2007-10 1A1A 5.691% due 4/25/2037(2)	107,099	108,540
Countrywide Home Loans Mortgage Pass-Through Trust 2003-50 A1 5.00% due 11/25/2018	304,124	312,254
2004-5 2A9 5.25% due 5/25/2034	401,126	410,485
2003-11 A31 5.50% due 5/25/2033	251,076	258,605
CS First Boston Mortgage Securities Corp. 2003-8 2A1 5.00% due 4/25/2018	204,783	208,118
2003-27 5A2 5.25% due 1/25/2018	383,139	384,495
First Horizon Mortgage Pass-Through Trust 2005-6 1A1 5.50% due 11/25/2035	458,521	463,486
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	6,860	6,850
GSR Mortgage Loan Trust 2005-6F 1A1 5.00% due 7/25/2035	179,312	176,149
2004-15F 5A1 5.50% due 1/25/2020	320,368	330,172

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
J.P. Morgan Mortgage Trust 2004-S2 1A3 4.75% due 11/25/2019	$272,229	$272,955
2005-A1 3A1 5.017% due 2/25/2035(2)	691,432	707,137
2005-A1 6T1 5.024% due 2/25/2035(2)	372,327	361,150
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	203,825	211,775
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	139,893	142,182
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	250,850	258,040
Residential Funding Mortgage Securities I, Inc. 2004-S9 2A1 4.75% due 12/25/2019	255,141	260,048
2005-S1 2A1 4.75% due 2/25/2020	192,240	197,568
2005-S3 A1 4.75% due 3/25/2020	231,880	233,897
2005-S1 1A6 5.50% due 2/25/2035	475,790	461,407
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	342,891	345,729
2003-29 1A1 4.75% due 9/25/2018	508,469	520,315
2003-30 3A1 5.00% due 10/25/2033	59,754	59,844
2005-6 5A6 5.00% due 5/25/2035	138,368	137,980
2004-20 7A1 5.25% due 11/25/2034	355,831	368,641
2005-6 2A19 5.50% due 5/25/2035	71,841	71,451
Wells Fargo Mortgage Backed Securities Trust 2003-8 A1 4.50% due 8/25/2018	229,024	238,253
2005-2 2A1 4.75% due 4/25/2020	476,356	490,578
2006-1 A3 5.00% due 3/25/2021	555,576	554,298
2006-7 1A1 5.25% due 6/25/2021	140,625	141,701

144	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage Backed Securities Trust 2003-17 1A14 5.25% due 1/25/2034	$350,628	$366,088
2005-6 A4 5.50% due 8/25/2035	304,983	312,028
Total Collateralized Mortgage Obligations (Cost $10,197,393)		10,249,859

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 9.5%
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(3)	605,000	671,993
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038(3)	500,000	511,065
2005-C1 AJ 5.075% due 2/15/2038(2)	675,000	655,365
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035(3)	500,000	520,423
GE Capital Commercial Mortgage Corp. 2004-C1 B 4.692% due 11/10/2038(2)	300,000	301,710
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7 5.317% due 6/10/2036(2)	350,000	372,992
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2011-PLSD A2 3.364% due 11/13/2044(1)	450,000	454,536
2005-LDP5 AM 5.248% due 12/15/2044(2)	726,000	764,449
2006-CB14 A4 5.481% due 12/12/2044(2)	400,000	434,993
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	350,000	366,611
2005-IQ10 A4A
5.23% due 9/15/2042(2)	700,000	770,223
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	500,000	502,993
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(1)(3)	500,000	514,016

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2011		Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Wachovia Bank Commercial Mortgage Trust
2004-C10 A4 4.748% due 2/15/2041		$455,802	$477,830
2006-C29 A4 5.308% due 11/15/2048		500,000	547,899
Total Commercial Mortgage-Backed Securities (Cost $7,819,604)			7,867,098

	Foreign Currency	Principal Amount	Value
Corporate Bonds – 48.1%
Aerospace/Defense – 0.3%
Triumph Group, Inc. 8.625% due 7/15/2018		250,000	273,750

			273,750
Automotive – 0.9%
General Motors Financial Co., Inc. 6.75% due 6/1/2018(1)		250,000	255,000
UCI International, Inc. 8.625% due 2/15/2019		250,000	242,500
Visteon Corp. 6.75% due 4/15/2019(1)		250,000	249,375

			746,875
Banking – 6.1%
Australia & New Zealand Banking Group Ltd. 6.75% due 11/10/2014	AUD	500,000	534,070
Citigroup, Inc. Sr. Nt. 4.75% due 5/31/2017	DKK	2,000,000	349,762
5.50% due 10/15/2014(3)		$500,000	514,023
First Horizon National Corp. Sr. Nt. 5.375% due 12/15/2015		500,000	506,127
JPMorgan Chase & Co. Sr. Nt. 6.00% due 1/15/2018(3)		500,000	557,839
Morgan Stanley Sr. Nt. 5.50% due 7/28/2021		500,000	462,318
Rabobank Nederland Sr. Nt. 4.00% due 1/27/2015(3)	NOK	3,000,000	516,511

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RS STRATEGIC INCOME FUND

December 31, 2011	Foreign Currency(6)	Principal Amount	Value
Banking (continued)
Rabobank Nederland Sr. Nt. 6.50% due 1/15/2015(3)	AUD	500,000	$533,158
The Goldman Sachs Group, Inc. Sr. Nt. 5.95% due 1/18/2018		$500,000	512,111
Westpac Banking Corp. Sr. Nt. 7.25% due 11/18/2016(3)	AUD	500,000	541,622

			5,027,541
Brokerage – 0.9%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014(3)		$400,000	427,130
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(4)		300,000	339,000

			766,130
Building Materials – 0.3%
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015		250,000	233,125

			233,125
Chemicals – 1.3%
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041		500,000	554,071
FMC Corp. Sr. Nt. 5.20% due 12/15/2019		250,000	280,308
Huntsman International LLC 8.625% due 3/15/2020		250,000	265,000

			1,099,379
Electric – 1.1%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)		250,000	267,500
Dolphin Subsidiary II, Inc. Sr. Nt. 7.25% due 10/15/2021(1)		300,000	324,000
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012		59,623	60,816
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(1)(3)		200,000	215,500

			867,816

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	147

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2011	Foreign Currency(6)	Principal Amount	Value
Energy – 0.4%
Suncor Energy, Inc. Sr. Nt. 6.10% due 6/1/2018(3)		$250,000	$295,941

			295,941
Entertainment – 0.6%
Time Warner, Inc. 4.00% due 1/15/2022		500,000	515,736

			515,736
Finance Companies – 1.1%
General Electric Capital Corp. Sr. Nt. 4.526% due 2/1/2021	SEK	3,000,000	450,073
Sr. Nt. Ser. A 6.50% due 9/28/2015	NZD	600,000	492,493

			942,566
Food And Beverage – 0.9%
Aramark Corp. 3.929% due 2/1/2015(2)		$250,000	241,250
Michael Foods, Inc. 9.75% due 7/15/2018(3)		500,000	526,250

			767,500
Gaming – 0.2%
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020		200,000	196,000

			196,000
Government Related – 6.3%
Bank Nederlandse Gemeenten NV Sr. Nt. 3.00% due 1/28/2014	NOK	4,000,000	674,431
European Bank for Reconstruction & Development Sr. Nt. 4.00% due 5/11/2017	NOK	3,000,000	526,236
European Investment Bank Sr. Nt. 4.00% due 7/12/2016(3)	SEK	2,000,000	311,164
4.25% due 5/19/2017(3)	NOK	3,000,000	507,321
Kreditanstalt fuer Wiederaufbau 6.00% due 3/28/2017(3)	AUD	500,000	524,953
Mexican Bonos Ser. M 7.25% due 12/15/2016	MXN	17,500,000	1,342,387

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RS STRATEGIC INCOME FUND

December 31, 2011	Foreign Currency(6)	Principal Amount	Value
Government Related (continued)
Petrobras International Finance Co. 5.875% due 3/1/2018(3)		$500,000	$547,184
Poland Government Bond 5.25% due 4/25/2013 - 10/25/2017(3)	PLN	2,800,000	809,662

			5,243,338
Healthcare – 0.9%
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014		$250,000	229,375
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021		250,000	254,375
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018		250,000	248,125

			731,875
Independent Energy – 2.6%
Alta Mesa Holdings 9.625% due 10/15/2018		250,000	242,500
Anadarko Petroleum Corp. Sr. Nt. 6.95% due 6/15/2019		250,000	298,455
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(1)		250,000	238,750
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019(1)		150,000	150,000
EV Energy Partners L.P. 8.00% due 4/15/2019		130,000	132,275
Harvest Operations Corp. 6.875% due 10/1/2017(1)		300,000	310,500
Linn Energy LLC 7.75% due 2/1/2021		250,000	260,000
Plains Exploration & Production Co.
6.625% due 5/1/2021		200,000	210,000
6.75% due 2/1/2022		300,000	314,250

			2,156,730
Insurance - Life – 1.3%
MetLife, Inc. Sr. Nt. 4.75% due 2/8/2021(3)		500,000	540,896
Prudential Financial, Inc. Sr. Nt. Ser. D 5.70% due 12/14/2036(3)		500,000	496,428

			1,037,324

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	149

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2011	Principal Amount	Value
Insurance P&C – 1.1%
ACE INA Holdings, Inc. 5.70% due 2/15/2017(3)	$300,000	$345,994
CNA Financial Corp. Sr. Nt. 7.35% due 11/15/2019(3)	500,000	557,250

		903,244
Media Cable – 2.5%
AMC Networks, Inc. 7.75% due 7/15/2021(1)(3)	300,000	326,250
CCO Holdings LLC 7.875% due 4/30/2018	250,000	266,563
Comcast Corp. 6.50% due 11/15/2035(3)	500,000	602,692
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021(1)	300,000	315,750
Time Warner Cable, Inc. 6.55% due 5/1/2037(3)	500,000	568,708

		2,079,963
Media Noncable – 2.1%
Allbritton Communications Co. Sr. Nt. 8.00% due 5/15/2018	250,000	248,125
Discovery Communications LLC 5.625% due 8/15/2019(3)	250,000	284,459
EH Holding Corp. Sr. Sec. Nt. 6.50% due 6/15/2019(1)	250,000	260,625
Intelsat Jackson Holdings S.A. 7.50% due 4/1/2021(1)	250,000	252,813
News America, Inc. 5.65% due 8/15/2020	250,000	279,159
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	200,000	203,000
Valassis Communications, Inc. 6.625% due 2/1/2021	250,000	232,500

		1,760,681
Metals And Mining – 1.5%
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018(3)	250,000	246,891
FMG Resources August 2006 Pty Ltd. 7.00% due 11/1/2015(1)	300,000	303,000

150	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2011	Principal Amount	Value
Metals And Mining (continued)
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	$500,000	$531,250
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	150,000	150,750

		1,231,891
Non Captive Diversified – 0.9%
CIT Group, Inc. Sec. Nt. 7.00% due 5/1/2017	250,000	250,000
International Lease Finance Corp. Sr. Nt.
8.625% due 9/15/2015	250,000	256,250
8.75% due 3/15/2017	200,000	206,000

		712,250
Oil Field Services – 0.6%
Oil States International, Inc. 6.50% due 6/1/2019	250,000	255,625
Precision Drilling Corp. 6.50% due 12/15/2021(1)	200,000	204,000

		459,625
Packaging – 0.9%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.875% due 8/15/2019(1)	250,000	261,250
9.25% due 5/15/2018(1)	250,000	239,375
Sealed Air Corp. Sr. Nt. 8.375% due 9/15/2021(1)	250,000	276,250

		776,875
Paper – 0.3%
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	250,000	250,000

		250,000
Pharmaceuticals – 0.9%
Endo Pharmaceuticals Holdings, Inc. 7.00% due 7/15/2019	200,000	213,000
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021	500,000	529,346

		742,346

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2011	Principal Amount	Value
Pipelines – 1.6%
Chesapeake Midstream Partners L.P. 5.875% due 4/15/2021(1)	$250,000	$250,000
Magellan Midstream Partners L.P. Sr. Nt. 4.25% due 2/1/2021	250,000	262,025
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	250,000	260,313
Martin Midstream Partners L.P. 8.875% due 4/1/2018	250,000	257,500
Regency Energy Partners L.P. 6.50% due 7/15/2021	250,000	260,000

		1,289,838
Refining – 0.3%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019(1)	250,000	242,500

		242,500
REITs – 2.2%
Equity One, Inc. 6.25% due 12/15/2014(3)	500,000	525,828
Sabra Health Care L.P. 8.125% due 11/1/2018	250,000	252,500
Simon Property Group L.P. Sr. Nt. 4.90% due 1/30/2014	500,000	532,954
WCI Finance LLC 5.70% due 10/1/2016(1)	500,000	535,500

		1,846,782
Retailers – 0.7%
Nordstrom, Inc. Sr. Nt. 4.75% due 5/1/2020	250,000	277,092
Susser Holdings LLC 8.50% due 5/15/2016	250,000	269,687

		546,779
Supermarkets – 0.6%
BI-LO LLC Sr. Sec. Nt. 9.25% due 2/15/2019(1)	250,000	257,500
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	250,000	261,250

		518,750

152	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

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December 31, 2011	Principal Amount	Value
Technology – 3.2%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015(3)	$500,000	$551,150
Amkor Technology, Inc. Sr. Nt. 7.375% due 5/1/2018	220,000	224,950
CDW LLC 8.50% due 4/1/2019	250,000	251,875
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	250,000	267,500
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	250,000	231,250
Hewlett-Packard Co. Sr. Nt. 4.375% due 9/15/2021	500,000	516,022
iGate Corp. 9.00% due 5/1/2016(1)	120,000	123,900
Lender Processing Services, Inc. 8.125% due 7/1/2016	250,000	245,625
Sanmina-SCI Corp. 7.00% due 5/15/2019(1)	250,000	243,750

		2,656,022
Transportation Services – 0.3%
Avis Budget Car Rental LLC 9.625% due 3/15/2018	200,000	207,000

		207,000
Wireless – 1.6%
America Movil SAB de C.V. 5.625% due 11/15/2017(3)	500,000	574,770
Cricket Communications, Inc. 7.75% due 10/15/2020	250,000	218,750
NII Capital Corp. 8.875% due 12/15/2019	250,000	263,125
Wind Acquisition Finance S.A. Sr. Sec. Nt. 7.25% due 2/15/2018(1)	250,000	227,500

		1,284,145
Wirelines – 1.6%
Frontier Communications Corp. Sr. Nt. 8.25% due 4/15/2017	250,000	255,625
Telecom Italia Capital S.A. 4.95% due 9/30/2014	500,000	464,102

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2011	Principal Amount	Value
Wirelines (continued)
Verizon Communications, Inc. Sr. Nt. 6.00% due 4/1/2041	$500,000	$619,935

		1,339,662
Total Corporate Bonds (Cost $38,808,179)		39,749,979

	Principal Amount	Value
Mortgage Pass-Through Securities – 9.6%
FNMA 3.50% due 1/12/2041	2,300,000	2,365,406
4.00% due 11/1/2040 - 1/12/2041	3,101,991	3,259,412
4.50% due 1/12/2041	1,500,000	1,596,094
5.00% due 1/12/2041	700,000	756,219
Total Mortgage Pass-Through Securities (Cost $7,872,706)		7,977,131

	Principal Amount	Value
Municipal Bonds – 2.0%
California St. Pub. Wrks. Brd. Lease Rev. Var. Cap. Projs. Sub. Ser. I-1 6.125% due 11/1/2029(3)	500,000	570,730
California St. Var. Purp. G.O. 6.00% due 4/1/2038(3)	500,000	564,290
Puerto Rico Comwlth. G.O. Ref. Pub. Impt. Ser. C 6.00% due 7/1/2039	500,000	531,555
Total Municipal Bonds (Cost $1,504,509)		1,666,575

	Principal Amount	Value
Senior Secured Loans – 14.4%
Aerospace/Defense – 1.2%
Sequa Corp. Term Loan 3.63%-3.70% due 12/3/2014(2)	999,707	971,385

		971,385
Electric – 1.0%
Star West Generation LLC Term Loan B 6.00% due 5/14/2018(2)	846,154	829,231

		829,231

154	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2011	Principal Amount	Value
Finance Companies – 1.1%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(2)	$1,000,000	$868,540

		868,540
Food – 1.1%
Del Monte Foods Co. Term Loan 4.50% due 3/8/2018(2)	995,000	942,762

		942,762
Healthcare – 3.3%
Grifols, Inc. Term Loan B 6.00% due 6/1/2017(2)	746,250	743,802
Immucor, Inc. Term Loan B 7.25% due 8/17/2018(2)	997,500	1,001,989
Kinetic Concepts, Inc. Term Loan B 7.00% due 5/4/2018(2)	1,000,000	1,008,000

		2,753,791
Oil Field Services – 1.0%
Frac Tech International LLC Term Loan B 6.25% due 5/6/2016(2)	808,721	796,129

		796,129
Paper – 1.2%
Exopack LLC Term Loan 6.50% due 5/31/2017(2)	995,000	970,125

		970,125
Pipelines – 1.2%
Gibson Energy Term Loan B 5.75% due 6/15/2018(2)	995,000	991,020

		991,020
Refining – 0.4%
Citgo Petroleum Corp. Term Loan B 8.00% due 6/24/2015(2)	353,571	352,688

		352,688
Restaurants – 0.6%
Dunkin’ Brands, Inc. New Term Loan B2 4.00% due 11/23/2017(2)	491,090	482,545

		482,545

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	155

SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

December 31, 2011	Principal Amount	Value
Retailers – 1.2%
BJ’s Wholesale Club, Inc. Term Loan B 7.00% due 9/28/2018(2)	$1,000,000	$1,001,780

		1,001,780
Technology – 1.1%
Blackboard, Inc. Term Loan B 7.50% due 10/4/2018(2)	1,000,000	945,630

		945,630
Total Senior Secured Loans (Cost $11,936,160)		11,905,626

	Principal Amount	Value
U.S. Government Securities – 2.4%
U.S. Treasury Bonds
3.125% due 11/15/2041	305,000	319,583
3.75% due 8/15/2041	960,000	1,129,050
U.S. Treasury Notes 2.125% due 8/15/2021	505,000	517,941

Total U.S. Government Securities (Cost $1,916,040)		1,966,574

	Principal Amount	Value
Short-Term Investments – 1.8%
Koch Resources LLC 0.13% due 1/12/2012(3)	500,000	499,980
NetJets, Inc. 0.06% due 1/12/2012(3)	500,000	499,991
Roche Holdings, Inc. 0.04% due 1/12/2012(3)	500,000	499,994

Total Short-Term Investments (Cost $1,499,965)		1,499,965

	Principal Amount	Value
Repurchase Agreements – 8.9%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $7,388,008, due 1/3/2012(5)	7,388,000	7,388,000

156	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS STRATEGIC INCOME FUND

December 31, 2011	Value
Total Repurchase Agreements (Cost $7,388,000)	$7,388,000
Total Investments - 110.1% (Cost $89,742,556)	91,070,798
Other Liabilities, Net - (10.1)%	(8,376,020)
Total Net Assets - 100.0%	$82,694,778

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $8,552,131, representing 10.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2011.
(3)	Security is segregated as collateral to cover margin requirements on open forwards contracts.

At December 31, 2011, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Sell	Counterparty	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation/ Depreciation

AUD	JP Morgan Chase Bank	$2,029,443	$2,029,198	3/15/2012	$(245)

DKK	JP Morgan Chase Bank	348,501	360,193	3/15/2012	11,692

MXN	JP Morgan Chase Bank	838,648	865,916	3/15/2012	27,268

NOK	JP Morgan Chase Bank	1,617,698	1,676,332	3/15/2012	58,634

PLN	JP Morgan Chase Bank	751,299	773,465	3/15/2012	22,166

SEK	JP Morgan Chase Bank	695,164	707,920	3/15/2012	12,756

Total					$132,271
Legend:

AUD – Australian Dollar

DKK – Danish Krone

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

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SCHEDULE OF INVESTMENTS — RS STRATEGIC INCOME FUND

(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

FHLMC	0.00%	6/18/2012	$7,536,230

(6)	See currency legend above.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$799,991	$—	$799,991

Collateralized Mortgage Obligations	—	10,249,859	—	10,249,859

Commercial Mortgage-Backed Securities	—	7,867,098	—	7,867,098

Corporate Bonds	—	39,749,979	—	39,749,979

Mortgage Pass-Through Securities	—	7,977,131	—	7,977,131

Municipal Bonds	—	1,666,575	—	1,666,575

Senior Secured Loans	—	11,905,626	—	11,905,626

U.S. Government Securities	—	1,966,574	—	1,966,574

Short-Term Investments	—	1,499,965	—	1,499,965

Repurchase Agreements	—	7,388,000	—	7,388,000

Other Financial Instruments:
Forward Currency Contracts	—	132,271	—	132,271

Total	$—	$91,203,069	$—	$91,203,069

158	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS – RS MONEY MARKET FUND

December 31, 2011	Principal Amount	Value
Commercial Paper – 60.6%
Agricultural – 2.1%
Cargill Global Funding 0.03% due 1/25/2012(1)	$6,000,000	$5,999,880
0.04% due 1/13/2012(1)	4,000,000	3,999,947

		9,999,827
Computers – 1.1%
International Business Machines Corp. 0.05% due 1/17/2012(1)	5,000,000	4,999,889

		4,999,889
Conglomerates – 2.1%
General Electric Capital Corp. 0.06% due 2/16/2012 - 3/13/2012	10,000,000	9,999,017

		9,999,017
Consumer Non Cyclical Services – 2.1%
Colgate Palmolive Co. 0.01% due 1/17/2012(1)	10,000,000	9,999,955

		9,999,955
Education Revenue – 2.9%
President and Fellows of Harvard College 0.12% due 2/22/2012	5,000,000	4,999,134
0.14% due 1/4/2012	927,000	926,989
Yale University
0.12% due 1/18/2012	2,500,000	2,499,858
0.18% due 1/17/2012	5,000,000	4,999,600

		13,425,581
Electric – 4.3%
American Transmission Co., LLC 0.13% due 1/10/2012(1)	10,000,000	9,999,675
Electricite de France 0.45% due 2/3/2012(1)	5,000,000	4,997,937
Emerson Electric Co. 0.06% due 1/9/2012(1)	4,900,000	4,899,935

		19,897,547
Finance Companies – 2.1%
Metlife Funding, Inc. 0.09% due 1/10/2012	10,000,000	9,999,775

		9,999,775
Financial - Banks – 2.1%
John Deere Credit Ltd. 0.09% due 1/11/2012(1)	10,000,000	9,999,750

		9,999,750

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	159

SCHEDULE OF INVESTMENTS – RS MONEY MARKET FUND

December 31, 2011	Principal Amount	Value
Food And Beverage – 10.7%
Nestle Finance International Ltd. 0.01% due 1/4/2012	$10,000,000	$9,999,992
Pepsico, Inc. 0.04% due 1/27/2012(1)	5,000,000	4,999,856
0.05% due 2/21/2012(1)	5,000,000	4,999,646
0.07% due 1/6/2012(1)	5,000,000	4,999,951
The Coca-Cola Co.
0.10% due 4/16/2012(1)	5,000,000	4,998,528
0.11% due 1/12/2012(1)	5,000,000	4,999,832
0.16% due 1/17/2012(1)	5,000,000	4,999,644
Unilever Capital Corp. 0.07% due 2/3/2012(1)	10,000,000	9,999,358

		49,996,807
Household Products - Wares – 1.1%
Proctor & Gamble Co. 0.08% due 1/25/2012	5,000,000	4,999,733

		4,999,733
Insurance - Life – 8.6%
Massachusetts Mutual Life Insurance Co. 0.11% due 1/18/2012 - 1/23/2012(1)	15,000,000	14,999,144
Prudential PLC 0.70% due 3/16/2012(1)	10,000,000	9,985,417
The Travelers Companies, Inc. 0.04% due 1/6/2012 - 1/13/2012(1)	15,000,000	14,999,839

		39,984,400
Machinery – 0.5%
John Deere Bank S.A. 0.05% due 1/12/2012(1)	2,250,000	2,249,965

		2,249,965
Oil & Gas Services – 2.7%
Schlumberger Ltd. 0.09% due 1/24/2012(1)	10,000,000	9,999,425
0.12% due 1/19/2012(1)	2,550,000	2,549,847

		12,549,272
Personal Products – 1.9%
L’Oreal U.S.A., Inc. 0.04% due 1/24/2012(1)	8,845,000	8,844,774

		8,844,774
Pharmaceuticals – 10.3%
Medtronic, Inc. 0.08% due 1/5/2012(1)	5,000,000	4,999,956
0.10% due 4/12/2012(1)	5,000,000	4,998,583
0.11% due 1/12/2012(1)	5,000,000	4,999,832

160	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET FUND

December 31, 2011	Principal Amount	Value
Pharmaceuticals (continued)
Novartis Finance Corp. 0.01% due 1/4/2012(1)	$8,000,000	$7,999,993
Roche Holdings, Inc. 0.05% due 1/18/2012(1)	15,000,000	14,999,646
Sanofi-Aventis
0.08% due 2/15/2012(1)	5,000,000	4,999,500
0.14% due 4/16/2012(1)	5,000,000	4,997,939

		47,995,449
Refining – 2.1%
Motiva Enterprises LLC 0.10% due 1/4/2012	10,000,000	9,999,917

		9,999,917
Tobacco – 2.1%
Philip Morris International, Inc. 0.07% due 1/23/2012(1)	10,000,000	9,999,572

		9,999,572
Transportation – 1.8%
NetJets, Inc.
0.05% due 1/23/2012(1)	3,300,000	3,299,899
0.08% due 1/3/2012(1)	5,000,000	4,999,978

		8,299,877
Total Commercial Paper (Cost $283,241,107)		283,241,107

	Principal Amount	Value
Municipal Securities – 7.0%
Connecticut – 3.7%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.55% due 1/5/2012(2)(3)	17,315,000	17,315,000

		17,315,000
District Of Columbia – 0.4%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.04% due 1/5/2012(2)(4)	2,000,000	2,000,000

		2,000,000
Iowa – 0.8%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.20% due 1/5/2012(2)(5)	3,625,000	3,625,000

		3,625,000

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	161

SCHEDULE OF INVESTMENTS – RS MONEY MARKET FUND

December 31, 2011	Principal Amount	Value
New York – 2.1%
New York St. Pwr. Auth. 0.14% due 2/15/2012	$9,977,000	$9,975,254

		9,975,254
Total Municipal Securities (Cost $32,915,254)		32,915,254

	Principal Amount	Value
U.S. Government Securities – 15.0%
U.S. Treasury Bills
0.01% due 1/12/2012	10,000,000	9,999,969
0.025% due 2/16/2012	5,000,000	4,999,840
0.035% due 5/3/2012	5,000,000	4,999,402
0.047% due 4/19/2012	5,000,000	4,999,289
0.047% due 5/3/2012	5,000,000	4,999,194
0.051% due 6/28/2012 - 8/23/2012	10,000,000	9,997,067
0.055% due 9/20/2012	5,000,000	4,997,991
0.057% due 3/8/2012 - 7/26/2012	10,000,000	9,997,831
0.058% due 6/28/2012	5,000,000	4,998,571
0.07% due 10/18/2012	5,000,000	4,997,171
0.10% due 9/20/2012	5,000,000	4,996,347
Total U.S. Government Securities (Cost $69,982,672)		69,982,672

	Principal Amount	Value
Repurchase Agreements – 17.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $83,430,093, due 1/3/2012(6)	83,430,000	83,430,000
Total Repurchase Agreements (Cost $83,430,000)		83,430,000
Total Investments - 100.4% (Cost $469,569,033)		469,569,033
Other Liabilities, Net - (0.4)%		(1,966,960)
Total Net Assets - 100.0%		$467,602,073

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2011, the aggregate market value of these securities amounted to $224,817,092, representing 48.1% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at December 31, 2011.
(3)	Issue supported by a standby purchase agreement with Helabe Landesbank Hessen-Thuringen.
(4)	Issue supported by a letter of credit with TD Bank N.A.
(5)	Issue supported by a standby purchase agreement with Federal Home Loan Bank.

162	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS – RS MONEY MARKET FUND

(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	1.75%	5/31/2016	$85,101,589

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Commercial Paper	$—	$283,241,107	$—	$283,241,107

Municipal Securities	—	32,915,254	—	32,915,254

U.S. Government Securities	—	69,982,672	—	69,982,672

Repurchase Agreements	—	83,430,000	—	83,430,000

Total	$—	$469,569,033	$—	$469,569,033

The Fund’s end of the month schedule of investments is available at www.RSinvestments.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP fillings which are posted by the sixtieth day after the end of each month.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	163

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2011	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield
Assets
Investments, at value	$198,262,523	$1,177,639,857	$118,880,485
Repurchase agreements	11,917,000	38,327,000	7,914,000
Cash and cash equivalents	530	6,313	860
Foreign currency, at value	—	—	—
Receivable for fund shares subscribed	2,179,792	30,701,770	502,263
Dividends/interest receivable	1,160,016	7,144,757	2,190,662
Receivable for investments sold	—	—	5,000
Unrealized appreciation for open forward currency contracts	—	—	—
Due from distributor	—	—	—

Total Assets	213,519,861	1,253,819,697	129,493,270

Liabilities
Payable for investments purchased	17,618,982	26,037,529	—
Payable for fund shares redeemed	1,413,323	3,993,373	2,505,443
Payable to adviser	69,615	437,963	34,748
Distributions payable	35,104	409,670	342,998
Payable to distributor	9,878	63,099	18,723
Accrued trustees’ fees	1,891	10,026	1,271
Due to broker	—	—	—
Unrealized depreciation for open forward currency contracts	—	—	—
Accrued expenses/other liabilities	52,950	259,975	34,391

Total Liabilities	19,201,743	31,211,635	2,937,574

Total Net Assets	$194,318,118	$1,222,608,062	$126,555,696

Net Assets Consist of:
Paid-in capital	$186,054,003	$1,223,316,347	$135,016,517
Distributions in excess of net investment income	—	(2,565)	—
Accumulated undistributed net investment income	34,511	—	168,232
Accumulated net realized gain/(loss) from investments and foreign currency transactions	127,029	111,386	(7,810,115)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	8,102,575	(817,106)	(818,938)

Total Net Assets	$194,318,118	$1,222,608,062	$126,555,696

Investments, at Cost	$202,076,948	$1,216,783,963	$127,613,423

Foreign Currency, at Cost	$—	$—	$—

Pricing of Shares
Net Assets:
Class A	$115,632,088	$665,195,463	$68,516,834
Class B	1,707,161	2,194,046	3,778,279
Class C	15,482,517	236,987,394	27,881,510
Class K	10,470,765	5,550,841	18,961,443
Class Y	51,025,587	312,680,318	7,417,630
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	11,179,424	65,139,794	10,154,589
Class B	165,134	215,081	560,145
Class C	1,497,276	23,206,355	4,135,462
Class K	1,011,138	543,536	2,809,113
Class Y	4,931,018	30,613,730	1,100,811
Net Asset Value Per Share:
Class A	$10.34	$10.21	$6.75
Class B	10.34	10.20	6.75
Class C	10.34	10.21	6.74
Class K	10.36	10.21	6.75
Class Y	10.35	10.21	6.74
Sales Charge Class A (Load)	3.75%	2.25%	3.75%
Maximum Offering Price Per Class A Share	$10.74	$10.45	$7.01

164	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$380,943,266	$163,595,913	$1,104,417,911	$83,682,798		$386,139,033
—	—	62,237,000	7,388,000		83,430,000
28,539,916	2,872,440	2,157,816	257		564
—	—	—	45,965		—
3,294,135	2,721,738	8,355,107	275,123		688,433
4,707,325	2,270,066	9,150,873	868,138		12,377
—	—	16,063,977	10,000		—
—	—	—	132,516		—
—	2,028	14,687	4,426		64,661

417,484,642	171,462,185	1,202,397,371	92,407,223		470,335,068

2,259,820	—	30,703,750	7,312,291		—
848,225	491,489	16,526,415	2,069,364		2,464,694
169,832	71,238	647,128	42,841		178,282
291,072	211,932	1,537,894	29,703		342
27,400	—	—	—		—
3,511	1,543	11,085	846		5,352
—	—	—	220,004		—
—	—	—	245		—
93,910	45,795	354,415	37,151		84,325

3,693,770	821,997	49,780,687	9,712,445		2,732,995

$413,790,872	$170,640,188	$1,152,616,684	$82,694,778		$467,602,073

$392,306,285	$166,166,131	$1,219,192,217	$81,189,910		$467,646,525
—	—	(4,771)	—		—
16,982	—	—	176,304		3,748

(3,016,890)	(2,010,505)	(13,858,295)	(118,873)		(48,200)
24,484,495	6,484,562	(52,712,467)	1,447,437		—

$413,790,872	$170,640,188	$1,152,616,684	$82,694,778		$467,602,073

$356,458,771	$157,111,351	$1,219,367,378	$89,742,556		$469,569,033

$—	$—	$—	$50,011		$—

$258,848,079	$99,685,837	$458,207,780	$66,130,722		$434,191,741
—	—	—	—		673,798
79,105,736	34,427,694	407,389,041	9,192,859		8,957,421
—	—	3,627,059	2,594,661		23,779,113
75,837,057	36,526,657	283,392,804	4,776,536		—

24,216,825	9,448,162	46,505,633	6,428,491		434,243,461
—	—	—	—		674,031
7,402,277	3,263,428	41,330,237	891,485		8,958,259
—	—	368,216	251,502		23,780,821
7,098,707	3,461,656	28,755,755	465,172		—

$10.69	$10.55	$9.85	$10.29		$1.00
—	—	—	—		1.00
10.69	10.55	9.86	10.31		1.00
—	—	9.85	10.32		1.00
10.68	10.55	9.86	10.27		—
3.75%	3.75%	2.25%	3.75%		NA
$11.11	$10.96	$10.08	$10.69	$	NA

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	165

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2011	RS Investment Quality Bond	RS Low Duration Bond	RS High Yield
Investment Income
Interest	$6,932,686	$25,574,821	$10,157,961
Withholding taxes on foreign interest	(1,186)	—	—

Total Investment Income	6,931,500	25,574,821	10,157,961

Expenses
Investment advisory fees	812,887	3,764,628	766,754
Distribution fees	467,069	3,052,305	617,275
Transfer agent fees	154,382	660,869	120,639
Registration fees	76,782	192,321	85,830
Custodian fees	69,518	120,200	60,031
Professional fees	44,885	94,275	42,318
Administrative service fees	20,278	103,759	16,046
Shareholder reports	12,651	85,327	13,294
Trustees’ fees	6,207	31,677	4,962
Insurance expense	4,664	17,249	3,690
Other expenses	3,625	15,771	2,746

Total Expenses	1,672,948	8,138,381	1,733,585

Less: Fee/Expense waiver/reimbursement by distributor	(216,294)	(388,829)	(345,506)
Less: Custody credits	(15)	(45)	(33)

Total Expenses, Net	1,456,639	7,749,507	1,388,046

Net Investment Income	5,474,861	17,825,314	8,769,915

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments and purchased options contracts	2,155,783	627,776	3,302,769
Net realized loss from foreign currency transactions	—	—	—
Net change in unrealized appreciation/depreciation on investments and purchased options contracts	3,021,319	(6,050,747)	(7,009,554)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	—	—	—

Net Gain/(Loss) on Investments, purchased options contracts and Foreign Currency Transactions	5,177,102	(5,422,971)	(3,706,785)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,651,963	$12,402,343	$5,063,130

166	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Tax-Exempt	RS High Yield Municipal Bond	RS Floating Rate	RS Strategic Income	RS Money Market

$12,654,628	$6,893,938	$72,744,751	$3,906,793	$649,919
—	—	—	—	—

12,654,628	6,893,938	72,744,751	3,906,793	649,919

1,533,054	614,564	8,078,644	447,946	2,057,434
1,131,782	441,467	4,982,974	229,613	1,274,879
235,340	99,720	854,319	58,640	241,999
72,806	60,785	317,672	67,263	68,794
43,000	24,234	144,672	65,944	64,300
47,730	36,342	311,025	39,313	60,413
37,739	15,374	162,452	9,485	58,215
22,164	8,953	160,699	4,579	64,541
11,358	4,727	50,191	2,905	17,902
8,180	2,391	21,011	1,915	14,273
6,648	3,284	73,677	1,676	9,451

3,149,801	1,311,841	15,157,336	929,279	3,932,201

(237,678)	(551,607)	(7,063,441)	(515,694)	(3,332,590)
(5,004)	(1,605)	(48,056)	(972)	(12)

2,907,119	758,629	8,045,839	412,613	599,599

9,747,509	6,135,309	64,698,912	3,494,180	50,320

(676,886)	(1,368,294)	(13,844,916)	532,142	—

—	—	—	(22,651)	—

23,173,892	9,270,901	(57,190,921)	(307,449)	—

—	—	—	375,900	—

22,497,006	7,902,607	(71,035,837)	577,942	—

$32,244,515	$14,037,916	$(6,336,925)	$4,072,122	$50,320

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	167

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS Investment Quality Bond

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$5,474,861	$5,730,784
Net realized gain/(loss) from investments	2,155,783	3,140,081
Net change in unrealized appreciation/depreciation on investments	3,021,319	2,433,585

Net Increase in Net Assets Resulting from Operations	10,651,963	11,304,450

Distributions to Shareholders
Net investment income
Class A	(4,047,637)	(4,868,769)
Class B	(43,417)	(96,153)
Class C	(223,488)	(292,270)
Class K	(338,361)	(414,665)
Class Y	(821,488)	(59,398)
Net realized gain on investments
Class A	(1,190,280)	(1,753,441)
Class B	(17,895)	(22,605)
Class C	(145,836)	(93,555)
Class K	(121,623)	(129,119)
Class Y	(497,370)	(29,172)

Total Distributions	(7,447,395)	(7,759,147)

Capital Share Transactions
Proceeds from sales of shares	124,890,925	57,368,157
Reinvestment of distributions	6,878,742	7,220,943
Cost of shares redeemed	(97,014,369)	(68,712,576)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	34,755,298	(4,123,476)

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	37,959,866	(578,173)

Net Assets
Beginning of year	156,358,252	156,936,425

End of year	$194,318,118	$156,358,252

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$34,511	$26,077

Other Information:
Shares
Sold	12,117,877	5,614,187
Reinvested	669,050	710,516
Redeemed	(9,455,509)	(6,737,463)

Net Increase/(Decrease)	3,331,418	(412,760)

168	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Low Duration Bond		RS High Yield		RS Tax-Exempt

For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/11	For the Year Ended 12/31/10

$17,825,314	$11,711,256	$8,769,915	$8,536,055	$9,747,509	$9,135,344
627,776	1,493,653	3,302,769	3,581,512	(676,886)	1,041,987

(6,050,747)	2,852,659	(7,009,554)	2,251,037	23,173,892	(8,829,288)

12,402,343	16,057,568	5,063,130	14,368,604	32,244,515	1,348,043

(10,644,428)	(7,976,424)	(4,980,635)	(5,430,784)	(6,475,708)	(6,472,783)
(27,313)	(22,159)	(242,469)	(233,303)	—	—
(2,771,606)	(1,801,820)	(1,765,557)	(1,375,732)	(1,643,873)	(1,616,367)
(99,495)	(94,250)	(1,292,628)	(1,281,185)	—	—
(4,282,877)	(1,816,603)	(488,522)	(216,492)	(1,627,924)	(1,046,522)

(302,444)	(971,551)	—	—	—	—
(1,080)	(3,939)	—	—	—	—
(114,212)	(341,308)	—	—	—	—
(2,876)	(10,569)	—	—	—	—
(140,656)	(269,211)	—	—	—	—

(18,386,987)	(13,307,834)	(8,769,811)	(8,537,496)	(9,747,505)	(9,135,672)

1,081,313,191	813,823,325	57,154,981	38,874,285	233,290,470	216,718,643
13,902,345	9,851,987	7,809,157	7,873,883	6,172,296	5,573,428
(529,733,623)	(382,298,936)	(59,004,412)	(40,442,419)	(113,768,273)	(176,620,664)

565,481,913	441,376,376	5,959,726	6,305,749	125,694,493	45,671,407

—	—	—	1,320	—	—

559,497,269	444,126,110	2,253,045	12,138,177	148,191,503	37,883,778

663,110,793	218,984,683	124,302,651	112,164,474	265,599,369	227,715,591

$1,222,608,062	$663,110,793	$126,555,696	$124,302,651	$413,790,872	$265,599,369

$(2,565)	$(2,160)	$—	$—	$—	$—

$—	$—	$168,232	$166,808	$16,982	$16,978

105,511,560	79,075,487	8,359,089	5,771,037	22,580,440	20,950,727
1,355,650	956,165	1,131,649	1,170,456	600,622	540,273
(51,637,944)	(37,077,796)	(8,665,205)	(6,037,106)	(11,147,865)	(17,164,148)

55,229,266	42,953,856	825,533	904,387	12,033,197	4,326,852

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	169

FINANCIAL INFORMATION

Statements of Changes in Net Assets (continued)	RS High Yield Municipal Bond

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$6,135,309	$3,653,757
Net realized gain/(loss) from investments, purchased options contracts and foreign currency transactions	(1,368,294)	(505,768)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts and translation of assets and liabilities in foreign currencies	9,270,901	(3,035,839)

Net Increase/(Decrease) in Net Assets Resulting from Operations	14,037,916	112,150

Distributions to Shareholders
Net investment income
Class A	(4,105,058)	(2,811,163)
Class B	—	—
Class C	(1,065,068)	(541,694)
Class K	—	—
Class Y	(979,444)	(300,900)
Net realized gain on investments
Class A	—	(93,217)
Class C	—	(28,885)
Class K	—	—
Class Y	—	(14,799)

Total Distributions	(6,149,570)	(3,790,658)

Capital Share Transactions
Proceeds from sales of shares	113,615,961	92,342,316
Reinvestment of distributions	4,837,088	3,206,844
Cost of shares redeemed	(59,459,711)	(23,502,578)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	58,993,338	72,046,582

Increase from Regulatory Settlements	—	—

Net Increase/(Decrease) in Net Assets	66,881,684	68,368,074

Net Assets
Beginning of year	103,758,504	35,390,430

End of year	$170,640,188	$103,758,504

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$—

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$14,261

Other Information:
Shares
Sold	11,151,632	8,854,499
Reinvested	477,393	308,872
Redeemed	(5,881,968)	(2,251,178)

Net Increase/(Decrease)	5,747,057	6,912,193

170	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Floating Rate		RS Strategic Income		RS Money Market

For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Year Ended 12/31/11	For the Year Ended 12/31/10

$64,698,912	$10,553,766	$3,494,180	$2,932,249	$50,320	$105,424

(13,844,916)	3,220,340	509,491	253,683	—	(1,000)

(57,190,921)	4,295,961	68,451	1,566,820	—	—

(6,336,925)	18,070,067	4,072,122	4,752,752	50,320	104,424

(30,511,137)	(6,688,786)	(3,005,977)	(2,503,931)	(87,563)	(97,655)
—	—	—	—	(265)	(235)
(16,641,641)	(2,277,706)	(258,335)	(177,475)	(1,093)	(543)
(181,841)	(115,943)	(108,507)	(109,898)	(3,758)	(5,850)
(17,385,107)	(1,477,971)	(315,570)	(142,875)	—	—

(844,303)	(809,466)	(391,062)	(32,620)	—	—
(469,602)	(351,718)	(49,330)	(2,288)	—	—
(4,872)	(7,233)	(15,210)	(1,413)	—	—
(497,213)	(254,109)	(30,155)	(1,511)	—	—

(66,535,716)	(11,982,932)	(4,174,146)	(2,972,011)	(92,679)	(104,283)

1,438,401,588	666,013,270	31,051,598	14,281,999	289,815,815	239,089,550
44,085,967	8,824,735	3,984,185	2,938,516	91,323	102,904
(913,137,930)	(75,013,484)	(18,743,724)	(2,429,913)	(283,421,644)	(268,906,771)

569,349,625	599,824,521	16,292,059	14,790,602	6,485,494	(29,714,317)

—	—	—	—	—	2,152

496,476,984	605,911,656	16,190,035	16,571,343	6,443,135	(29,712,024)

656,139,700	50,228,044	66,504,743	49,933,400	461,158,938	490,870,962

$1,152,616,684	$656,139,700	$82,694,778	$66,504,743	$467,602,073	$461,158,938

$(4,771)	$—	$—	$—	$—	$—

$—	$20,814	$176,304	$206,581	$3,748	$42,359

139,964,631	65,148,649	3,010,172	1,393,147	289,815,815	239,089,550
4,374,114	865,384	386,287	287,282	91,323	102,904
(91,052,329)	(7,346,147)	(1,817,221)	(235,892)	(283,421,644)	(268,906,771)

53,286,416	58,667,886	1,579,238	1,444,537	6,485,494	(29,714,317)

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	171

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period since inception of each Fund’s share classes). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Investment Quality Bond Fund
Class A
Year Ended 12/31/11	$10.12	$0.35	$0.33	$0.68	$(0.35)	$(0.11)
Year Ended 12/31/10	9.89	0.38	0.36	0.74	(0.38)	(0.13)
Year Ended 12/31/09	9.34	0.41	0.55	0.96	(0.41)	—
Year Ended 12/31/08	9.79	0.42	(0.45)	(0.03)	(0.42)	—
Year Ended 12/31/07	9.69	0.44	0.10	0.54	(0.44)	—

Class B
Year Ended 12/31/11	$10.11	$0.28	$0.34	$0.62	$(0.28)	$(0.11)
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)
Year Ended 12/31/09	9.33	0.34	0.56	0.90	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.46)	(0.11)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—

Class C
Year Ended 12/31/11	$10.11	$0.28	$0.34	$0.62	$(0.28)	$(0.11)
Year Ended 12/31/10	9.89	0.30	0.35	0.65	(0.30)	(0.13)
Year Ended 12/31/09	9.34	0.34	0.55	0.89	(0.34)	—
Year Ended 12/31/08	9.79	0.35	(0.45)	(0.10)	(0.35)	—
Year Ended 12/31/07	9.68	0.37	0.11	0.48	(0.37)	—

Class K
Year Ended 12/31/11	$10.13	$0.31	$0.34	$0.65	$(0.31)	$(0.11)
Year Ended 12/31/10	9.90	0.34	0.36	0.70	(0.34)	(0.13)
Year Ended 12/31/09	9.35	0.37	0.55	0.92	(0.37)	—
Year Ended 12/31/08	9.80	0.38	(0.45)	(0.07)	(0.38)	—
Year Ended 12/31/07	9.70	0.40	0.10	0.50	(0.40)	—

Class Y
Year Ended 12/31/11	$10.12	$0.37	$0.34	$0.71	$(0.37)	$(0.11)
Year Ended 12/31/10	9.89	0.40	0.36	0.76	(0.40)	(0.13)
Period From 5/13/09[3] to 12/31/09[4]	9.47	0.27	0.42	0.69	(0.27)	—

See notes to Financial Highlights on pages 182-183.

172	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.46)	$10.34	6.87%	$115,632	0.85%	0.98%	3.46%	3.33%	113%
(0.51)	10.12	7.55%	135,370	0.85%	1.04%	3.69%	3.50%	129%
(0.41)	9.89	10.50%	127,155	0.85%	1.05%	4.24%	4.04%	169%
(0.42)	9.34	(0.35)%	88,118	0.85%	1.01%	4.34%	4.18%	172%
(0.44)	9.79	5.73%	94,057	0.85%	1.04%	4.56%	4.37%	154%

$(0.39)	$10.34	6.18%	$1,707	1.60%	2.00%	2.68%	2.28%	113%
(0.43)	10.11	6.65%	1,765	1.60%	1.82%	3.00%	2.78%	129%
(0.34)	9.89	9.79%	3,891	1.60%	1.84%	3.51%	3.27%	169%
(0.35)	9.33	(1.20)%	8,148	1.60%	1.82%	3.59%	3.37%	172%
(0.37)	9.79	5.05%	8,800	1.61%	1.84%	3.81%	3.58%	154%

$(0.39)	$10.34	6.17%	$15,482	1.60%	1.84%	2.60%	2.36%	113%
(0.43)	10.11	6.64%	7,270	1.60%	1.80%	2.97%	2.77%	129%
(0.34)	9.89	9.68%	11,701	1.60%	1.81%	3.49%	3.28%	169%
(0.35)	9.34	(1.10)%	7,794	1.60%	1.80%	3.60%	3.40%	172%
(0.37)	9.79	5.05%	7,293	1.61%	1.82%	3.81%	3.60%	154%

$(0.42)	$10.36	6.55%	$10,471	1.25%	1.50%	3.04%	2.79%	113%
(0.47)	10.13	7.12%	10,104	1.25%	1.50%	3.34%	3.09%	129%
(0.37)	9.90	10.05%	13,096	1.25%	1.55%	3.86%	3.56%	169%
(0.38)	9.35	(0.74)%	10,804	1.25%	1.39%	3.95%	3.81%	172%
(0.40)	9.80	5.31%	9,695	1.25%	1.63%	4.17%	3.79%	154%

$(0.48)	$10.35	7.18%	$51,026	0.66%	0.68%	3.39%	3.37%	113%
(0.53)	10.12	7.75%	1,849	0.66%	0.76%	3.85%	3.75%	129%
(0.27)	9.89	7.32%	1,093	0.66%	0.84%	4.28%	4.10%	169%

See notes to Financial Highlights on pages 182-183.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	173

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Low Duration Bond Fund
Class A
Year Ended 12/31/11	$10.28	$0.24	$(0.06)	$0.18	$(0.24)	$(0.01)
Year Ended 12/31/10	10.17	0.28	0.14	0.42	(0.28)	(0.03)
Year Ended 12/31/09	9.88	0.28	0.29	0.57	(0.28)	—[5]
Year Ended 12/31/08	9.89	0.34	(0.01)	0.33	(0.34)	—
Year Ended 12/31/07	9.80	0.42	0.09	0.51	(0.42)	—

Class B
Year Ended 12/31/11	$10.27	$0.16	$(0.06)	$0.10	$(0.16)	$(0.01)
Year Ended 12/31/10	10.16	0.20	0.14	0.34	(0.20)	(0.03)
Year Ended 12/31/09	9.88	0.21	0.28	0.49	(0.21)	—[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)	—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)	—

Class C
Year Ended 12/31/11	$10.28	$0.16	$(0.06)	$0.10	$(0.16)	$(0.01)
Year Ended 12/31/10	10.17	0.21	0.14	0.35	(0.21)	(0.03)
Year Ended 12/31/09	9.88	0.21	0.29	0.50	(0.21)	—[5]
Year Ended 12/31/08	9.89	0.26	(0.01)	0.25	(0.26)	—
Year Ended 12/31/07	9.80	0.34	0.09	0.43	(0.34)	—

Class K
Year Ended 12/31/11	$10.28	$0.20	$(0.06)	$0.14	$(0.20)	$(0.01)
Year Ended 12/31/10	10.17	0.24	0.14	0.38	(0.24)	(0.03)
Year Ended 12/31/09	9.88	0.24	0.29	0.53	(0.24)	—[5]
Year Ended 12/31/08	9.89	0.30	(0.01)	0.29	(0.30)	—
Year Ended 12/31/07	9.80	0.38	0.09	0.47	(0.38)	—

Class Y
Year Ended 12/31/11	$10.28	$0.26	$(0.06)	$0.20	$(0.26)	$(0.01)
Year Ended 12/31/10	10.17	0.30	0.14	0.44	(0.30)	(0.03)
Period From 5/13/09[3] to 12/31/09[4]	9.98	0.20	0.19	0.39	(0.20)	—[5]

See notes to Financial Highlights on pages 182-183.

174	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.25)	$10.21	1.68%	$665,196	0.80%	0.86%	2.26%	2.20%	76%
(0.31)	10.28	4.15%	408,167	0.80%	0.93%	2.68%	2.55%	121%
(0.28)	10.17	5.89%	162,209	0.80%	0.97%	2.84%	2.67%	393%
(0.34)	9.88	3.35%	17,326	0.80%	1.23%	3.37%	2.94%	127%
(0.42)	9.89	5.29%	10,320	0.80%	1.29%	4.25%	3.76%	53%

$(0.17)	$10.20	0.93%	$2,194	1.55%	1.87%	1.53%	1.21%	76%
(0.23)	10.27	3.38%	1,628	1.55%	1.80%	1.94%	1.69%	121%
(0.21)	10.16	4.99%	1,002	1.55%	1.77%	2.05%	1.83%	393%
(0.26)	9.88	2.58%	8,744	1.55%	1.94%	2.65%	2.26%	127%
(0.34)	9.89	4.51%	8,585	1.55%	1.97%	3.50%	3.08%	53%

$(0.17)	$10.21	0.93%	$236,987	1.55%	1.61%	1.52%	1.46%	76%
(0.24)	10.28	3.38%	144,393	1.55%	1.67%	1.92%	1.80%	121%
(0.21)	10.17	5.10%	44,681	1.55%	1.71%	2.09%	1.93%	393%
(0.26)	9.88	2.58%	9,156	1.55%	1.93%	2.65%	2.27%	127%
(0.34)	9.89	4.51%	8,290	1.55%	1.98%	3.50%	3.07%	53%

$(0.21)	$10.21	1.28%	$5,551	1.20%	1.36%	1.88%	1.72%	76%
(0.27)	10.28	3.75%	4,139	1.20%	1.41%	2.32%	2.11%	121%
(0.24)	10.17	5.47%	3,746	1.20%	1.42%	2.42%	2.20%	393%
(0.30)	9.88	2.94%	10,854	1.20%	1.56%	3.00%	2.64%	127%
(0.38)	9.89	4.87%	10,171	1.20%	1.67%	3.85%	3.38%	53%

$(0.27)	$10.21	1.89%	$312,680	0.60%	0.60%	2.43%	2.43%	76%
(0.33)	10.28	4.36%	104,784	0.62%	0.62%	2.83%	2.83%	121%

(0.20)	10.17	3.91%	7,347	0.63%	0.73%	3.07%	2.97%	393%

See notes to Financial Highlights on pages 182-183.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	175

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS High Yield Fund
Class A
Year Ended 12/31/11	$6.93	$0.49	$(0.18)	$0.31	$(0.49)	$—
Year Ended 12/31/10	6.59	0.52	0.34	0.86	(0.52)	—
Year Ended 12/31/09	5.16	0.50	1.43	1.93	(0.50)	—
Year Ended 12/31/08	7.03	0.52	(1.87)	(1.35)	(0.52)	—
Year Ended 12/31/07	7.49	0.54	(0.46)	0.08	(0.54)	—

Class B
Year Ended 12/31/11	$6.93	$0.44	$(0.18)	$0.26	$(0.44)	$—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—

Class C
Year Ended 12/31/11	$6.93	$0.44	$(0.19)	$0.25	$(0.44)	$—
Year Ended 12/31/10	6.58	0.47	0.35	0.82	(0.47)	—
Year Ended 12/31/09	5.16	0.45	1.42	1.87	(0.45)	—
Year Ended 12/31/08	7.02	0.47	(1.86)	(1.39)	(0.47)	—
Year Ended 12/31/07	7.48	0.49	(0.46)	0.03	(0.49)	—

Class K
Year Ended 12/31/11	$6.93	$0.46	$(0.18)	$0.28	$(0.46)	$—
Year Ended 12/31/10	6.59	0.49	0.34	0.83	(0.49)	—
Year Ended 12/31/09	5.16	0.48	1.43	1.91	(0.48)	—
Year Ended 12/31/08	7.03	0.50	(1.87)	(1.37)	(0.50)	—
Year Ended 12/31/07	7.49	0.51	(0.46)	0.05	(0.51)	—

Class Y
Year Ended 12/31/11	$6.92	$0.50	$(0.18)	$0.32	$(0.50)	$—
Year Ended 12/31/10	6.58	0.53	0.34	0.87	(0.53)	—
Period From 5/13/09[3] to 12/31/09[4]	5.74	0.33	0.84	1.17	(0.33)	—

See notes to Financial Highlights on pages 182-183.

176	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.49)	$6.75	4.56%	$68,517	0.85%	1.11%	7.10%	6.84%	101%
(0.52)	6.93	13.54%	72,025	0.85%	1.14%	7.67%	7.38%	108%
(0.50)	6.59	38.92%	76,328	0.85%	1.14%	8.39%	8.10%	66%
(0.52)	5.16	(20.10)%	41,222	0.85%	1.18%	8.38%	8.05%	72%
(0.54)	7.03	1.04%	48,425	0.85%	1.17%	7.37%	7.05%	95%

$(0.44)	$6.75	3.79%	$3,778	1.60%	1.95%	6.37%	6.02%	101%
(0.47)	6.93	12.87%	3,788	1.60%	1.97%	6.93%	6.56%	108%
(0.45)	6.58	37.67%	3,019	1.60%	1.98%	7.72%	7.34%	66%
(0.47)	5.16	(20.60)%	3,203	1.60%	1.97%	7.28%	6.91%	72%
(0.49)	7.02	0.28%	9,257	1.60%	1.95%	6.62%	6.27%	95%

$(0.44)	$6.74	3.62%	$27,882	1.60%	1.88%	6.34%	6.06%	101%
(0.47)	6.93	12.88%	25,102	1.60%	1.92%	6.92%	6.60%	108%
(0.45)	6.58	37.69%	15,088	1.60%	1.93%	7.67%	7.34%	66%
(0.47)	5.16	(20.58)%	8,897	1.60%	1.93%	7.59%	7.26%	72%
(0.49)	7.02	0.28%	11,277	1.60%	1.93%	6.62%	6.29%	95%

$(0.46)	$6.75	4.15%	$18,961	1.25%	1.54%	6.71%	6.42%	101%
(0.49)	6.93	13.09%	18,710	1.25%	1.58%	7.29%	6.96%	108%
(0.48)	6.59	38.36%	16,522	1.25%	1.60%	8.04%	7.69%	66%
(0.50)	5.16	(20.42)%	11,663	1.25%	1.57%	7.94%	7.62%	72%
(0.51)	7.03	0.64%	14,330	1.25%	1.65%	6.97%	6.57%	95%

$(0.50)	$6.74	4.75%	$7,418	0.66%	0.88%	7.30%	7.08%	101%
(0.53)	6.92	13.77%	4,678	0.66%	0.88%	7.89%	7.67%	108%

(0.33)	6.58	20.76%	1,207	0.66%	0.97%	8.25%	7.94%	66%

See notes to Financial Highlights on pages 182-183.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	177

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Tax-Exempt Fund
Class A
Year Ended 12/31/11	$9.95	$0.34	$0.74	$1.08	$(0.34)	$—
Year Ended 12/31/10	10.19	0.37	(0.24)	0.13	(0.37)	—
Year Ended 12/31/09	9.48	0.37	0.71	1.08	(0.37)	—
Year Ended 12/31/08	9.83	0.33	(0.35)	(0.02)	(0.33)	—
Year Ended 12/31/07	10.08	0.36	(0.22)	0.14	(0.36)	(0.03)

Class C
Year Ended 12/31/11	$9.95	$0.26	$0.74	$1.00	$(0.26)	$—
Year Ended 12/31/10	10.18	0.29	(0.23)	0.06	(0.29)	—
Year Ended 12/31/09	9.47	0.29	0.71	1.00	(0.29)	—
Year Ended 12/31/08	9.83	0.25	(0.36)	(0.11)	(0.25)	—
Year Ended 12/31/07	10.08	0.29	(0.22)	0.07	(0.29)	(0.03)

Class Y
Year Ended 12/31/11	$9.95	$0.36	$0.73	$1.09	$(0.36)	$—
Year Ended 12/31/10	10.18	0.39	(0.23)	0.16	(0.39)	—
Period From 5/13/09[3] to 12/31/09[4]	9.94	0.25	0.24	0.49	(0.25)	—

RS High Yield Municipal Bond Fund
Class A
Year Ended 12/31/11	$9.95	$0.52	$0.60	$1.12	$(0.52)	$—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—

Class C
Year Ended 12/31/11	$9.95	$0.46	$0.60	$1.06	$(0.46)	$—
Year Ended 12/31/10	10.07	0.57	(0.11)	0.46	(0.57)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—

Class Y
Year Ended 12/31/11	$9.95	$0.54	$0.60	$1.14	$(0.54)	$—
Year Ended 12/31/10	10.07	0.59	(0.11)	0.48	(0.59)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.04	0.07	0.11	(0.04)	—

See notes to Financial Highlights on pages 182-183.

178	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.34)	$10.69	11.11%	$258,848	0.80%	0.90%	3.33%	3.23%	17%
(0.37)	9.95	1.21%	161,531	0.82%	0.96%	3.58%	3.44%	22%
(0.37)	10.19	11.52%	181,692	0.85%	0.94%	3.66%	3.57%	44%
(0.33)	9.48	(0.23)%	96,557	0.85%	0.96%	3.38%	3.27%	113%
(0.39)	9.83	1.47%	95,533	0.85%	0.97%	3.68%	3.56%	158%

$(0.26)	$10.69	10.22%	$79,106	1.60%	1.67%	2.55%	2.48%	17%
(0.29)	9.95	0.52%	62,692	1.60%	1.72%	2.78%	2.66%	22%
(0.29)	10.18	10.69%	43,668	1.60%	1.71%	2.90%	2.79%	44%
(0.25)	9.47	(1.08)%	12,045	1.60%	1.73%	2.64%	2.51%	113%
(0.32)	9.83	0.71%	11,577	1.60%	1.75%	2.93%	2.78%	158%

$(0.36)	$10.68	11.14%	$75,837	0.68%	0.68%	3.42%	3.42%	17%
(0.39)	9.95	1.47%	41,376	0.67%	0.67%	3.71%	3.71%	22%
(0.25)	10.18	4.95%	2,356	0.69%	0.77%	3.80%	3.72%	44%

$(0.52)	$10.55	11.68%	$99,686	0.51%	0.96%	5.11%	4.66%	20%
(0.60)	9.95	4.74%	72,924	0.12%	1.20%	5.64%	4.56%	41%
(0.04)	10.07	1.10%	31,346	—%[7]	1.25%	3.85%	2.60%	—%[8]

$(0.46)	$10.55	10.94%	$34,428	1.21%	1.74%	4.41%	3.88%	20%
(0.58)	9.95	4.55%	20,104	0.34%	1.94%	5.36%	3.76%	41%
(0.04)	10.07	1.10%	2,022	—%[7]	2.14%	3.85%	1.71%	—%[8]

$(0.54)	$10.55	11.89%	$36,526	0.30%	0.67%	5.25%	4.88%	20%
(0.60)	9.95	4.76%	10,731	0.10%	0.87%	5.66%	4.89%	41%
(0.04)	10.07	1.10%	2,022	—%[7]	2.14%	3.85%	1.71%	—%[8]

See notes to Financial Highlights on pages 182-183.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	179

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions from Net Realized Capital Gains
RS Floating Rate Fund
Class A
Year Ended 12/31/11	$10.30	$0.54	$(0.44)	$0.10	$(0.54)	$(0.01)
Year Ended 12/31/10	10.03	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.03	0.04	(0.01)	—

Class C
Year Ended 12/31/11	$10.31	$0.48	$(0.44)	$0.04	$(0.48)	$(0.01)
Year Ended 12/31/10	10.04	0.51	0.30	0.81	(0.51)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

Class K
Year Ended 12/31/11	$10.31	$0.50	$(0.45)	$0.05	$(0.50)	$(0.01)
Year Ended 12/31/10	10.04	0.52	0.30	0.82	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

Class Y
Year Ended 12/31/11	$10.30	$0.56	$(0.43)	$0.13	$(0.56)	$(0.01)
Year Ended 12/31/10	10.04	0.52	0.29	0.81	(0.52)	(0.03)
Period From 12/7/09[6] to 12/31/09[4]	10.00	0.01	0.04	0.05	(0.01)	—

RS Strategic Income Fund
Class A
Year Ended 12/31/11	$10.30	$0.49	$0.08	$0.57	$(0.52)	$(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class C
Year Ended 12/31/11	$10.30	$0.41	$0.09	$0.50	$(0.43)	$(0.06)
Year Ended 12/31/10	9.96	0.53	0.34	0.87	(0.52)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class K
Year Ended 12/31/11	$10.30	$0.45	$0.08	$0.53	$(0.45)	$(0.06)
Year Ended 12/31/10	9.96	0.53	0.35	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

Class Y
Year Ended 12/31/11	$10.30	$0.51	$0.07	$0.58	$(0.55)	$(0.06)
Year Ended 12/31/10	9.96	0.54	0.34	0.88	(0.53)	(0.01)
Period From 11/23/09[6] to 12/31/09[4]	10.00	0.03	(0.04)	(0.01)	(0.03)	—

See notes to Financial Highlights on pages 182-183.

180	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.55)	$9.85	1.02%	$458,208	0.50%	1.07%	5.33%	4.76%	87%
(0.55)	10.30	8.37%	373,238	0.07%	1.24%	5.22%	4.05%	64%
(0.01)	10.03	0.38%	44,195	—%[7]	1.65%	1.26%	(0.39)%	—%[8]

$(0.49)	$9.86	0.38%	$407,389	1.20%	1.82%	4.72%	4.10%	87%
(0.54)	10.31	8.25%	159,695	0.24%	2.02%	5.12%	3.34%	64%
(0.01)	10.04	0.48%	2,009	—%[7]	3.09%	1.20%	(1.89)%	—%[8]

$(0.51)	$9.85	0.52%	$3,627	0.90%	1.57%	4.96%	4.29%	87%
(0.55)	10.31	8.33%	2,918	0.08%	1.62%	5.13%	3.59%	64%
(0.01)	10.04	0.48%	2,009	—%[7]	3.09%	1.20%	(1.89)%	—%[8]

$(0.57)	$9.86	1.30%	$283,393	0.31%	0.82%	5.54%	5.03%	87%
(0.55)	10.30	8.28%	120,289	0.08%	1.00%	5.30%	4.38%	64%
(0.01)	10.04	0.48%	2,015	—%[7]	3.09%	1.20%	(1.89)%	—%[8]

$(0.58)	$10.29	5.66%	$66,131	0.50%	1.18%	4.73%	4.05%	79%
(0.54)	10.30	8.93%	52,362	0.12%	1.41%	5.14%	3.85%	51%
(0.03)	9.96	(0.14)%	43,942	—%[7]	1.14%	2.47%	1.33%	2%

$(0.49)	$10.31	4.94%	$9,193	1.20%	2.01%	4.02%	3.21%	79%
(0.53)	10.30	8.89%	4,873	0.12%	2.19%	5.14%	3.07%	51%
(0.03)	9.96	(0.14)%	1,997	—%[7]	2.06%	2.47%	0.41%	2%

$(0.51)	$10.32	5.31%	$2,595	0.83%	1.65%	4.41%	3.59%	79%
(0.54)	10.30	8.93%	2,298	0.12%	1.78%	5.15%	3.49%	51%
(0.03)	9.96	(0.14)%	1,997	—%[7]	2.06%	2.47%	0.41%	2%

$(0.61)	$10.27	5.82%	$4,776	0.29%	0.93%	4.99%	4.35%	79%
(0.54)	10.30	8.95%	6,972	0.10%	1.07%	5.14%	4.17%	51%
(0.03)	9.96	(0.14)%	1,997	—%[7]	2.06%	2.47%	0.41%	2%

See notes to Financial Highlights on pages 182-183.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	181

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions from Net Realized Capital Gains
RS Money Market Fund
Class A
Year Ended 12/31/11	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.018		—		0.018		(0.018)		—
Year Ended 12/31/07	1.00	0.044		—		0.044		(0.044)		—

Class B
Year Ended 12/31/11	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.011		—		0.011		(0.011)		—
Year Ended 12/31/07	1.00	0.036		—		0.036		(0.036)		—

Class C
Year Ended 12/31/11	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.011		—		0.011		(0.011)		—
Year Ended 12/31/07	1.00	0.036		—		0.036		(0.036)		—

Class K
Year Ended 12/31/11	$1.00	$—	[9]	$—		$—	[9]	$—	[9]	$—
Year Ended 12/31/10	1.00	—	[9]	—	[9]	—	[9]	—	[9]	—
Year Ended 12/31/09	1.00	—	[9]	—		—	[9]	—	[9]	—
Year Ended 12/31/08	1.00	0.014		—		0.014		(0.014)		—
Year Ended 12/31/07	1.00	0.040		—		0.040		(0.040)		—

Distributions reflect actual per–share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitation, interest expense associated with reverse repurchase agreements and exclude custody credits, if applicable .

[3]	Inception date.

[4]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.

182	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Total Distributions		Increase From Regulatory Settlements		Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets

$—	[9]	$—		$1.00	0.02%		$434,192	0.13%	[11]	0.82%	0.01%	[11]	(0.68)%
—	[9]	—	[9]	1.00	0.02%		432,945	0.19%	[11]	0.84%	0.02%	[11]	(0.63)%
—	[9]	—		1.00	0.05%		461,792	0.33%	[11]	0.84%	0.05%	[11]	(0.46)%
(0.018)		—		1.00	1.82%	[10]	510,931	0.75%		0.86%	1.79%		1.68%
(0.044)		—		1.00	4.45%		458,233	0.84%		0.90%	4.36%		4.30%

$—	[9]	$—		$1.00	0.04%		$674	0.13%	[11]	2.17%	0.01%	[11]	(2.03)%
—	[9]	—	[9]	1.00	0.02%		699	0.19%	[11]	1.80%	0.02%	[11]	(1.59)%
—	[9]	—		1.00	0.05%		1,375	0.34%	[11]	1.95%	0.05%	[11]	(1.56)%
(0.011)		—		1.00	1.08%	[10]	1,918	1.48%	[11]	1.85%	1.12%	[11]	0.75%
(0.036)		—		1.00	3.67%		2,542	1.59%		1.84%	3.62%		3.37%

$—	[9]	$—		$1.00	0.02%		$8,957	0.11%	[11]	1.94%	0.01%	[11]	(1.82)%
—	[9]	—	[9]	1.00	0.02%		2,165	0.19%	[11]	1.71%	0.02%	[11]	(1.50)%
—	[9]	—		1.00	0.05%		2,194	0.34%	[11]	1.69%	0.05%	[11]	(1.30)%
(0.011)		—		1.00	1.08%	[10]	7,950	1.48%	[11]	1.69%	1.09%	[11]	0.88%
(0.036)		—		1.00	3.67%		8,456	1.59%		1.74%	3.60%		3.45%

$—	[9]	$—		$1.00	0.01%		$23,779	0.13%	[11]	1.36%	0.01%	[11]	(1.22)%
—	[9]	—	[9]	1.00	0.02%		$25,350	0.19%	[11]	1.40%	0.02%	[11]	(1.19)%
—	[9]	—		1.00	0.05%		25,510	0.32%	[11]	1.45%	0.05%	[11]	(1.08)%
(0.014)		—		1.00	1.42%	[10]	22,970	1.14%	[11]	1.26%	1.32%	[11]	1.20%
(0.040)		—		1.00	4.03%		13,294	1.23%		1.61%	3.94%		3.56%
[5]	Rounds to $0.00 per share.

[6]	Inception date. Shares were not offered to public prior to December 31, 2009.

[7]	Expenses for the period ended December 31, 2009 were reimbursed by Guardian Investor Services LLC (See Note 2a).

[8]	For the period ended December 31, 2009 no long-term securities were sold.

[9]	Rounds to $0.000 per share.

[10]	Without the effect of the voluntary contribution by the distributor, the total return would have been 1.78%, 1.04%, 1.04% and 1.38% for Class A, Class B, Class C and Class K, respectively.

[11]	Includes additional waivers to maintain a minimum yield threshold (See Note 2a).

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	183

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2011

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to eight series offered by the Trust: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund (formerly known as RS High Yield Bond Fund), RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (each a “Fund,” collectively the “Funds”). All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS Investment Quality Bond Fund, RS Low Duration Bond Fund and RS High Yield Fund offer Class A, B, C, K and Y shares. RS Tax-Exempt Fund and RS High Yield Municipal Bond Fund offer Class A, C and Y shares. RS Floating Rate Fund and RS Strategic Income Fund offer Class A, C, K and Y shares. RS Money Market Fund offers Class A, B, C and K shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Funds are responsible for the valuation of portfolio securities and use independent pricing services (each, a “Service”). The valuations of debt securities, including bank loans, with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the

184	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. RS Money Market Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Funds’ current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

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Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007, except for RS High Yield Municipal Bond Fund, RS Floating Rate Fund and RS Strategic Income Fund which incepted during the fiscal year 2009 and are therefore not subject to U.S. federal and state authority examination for tax years prior to 2009.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another

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currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Credit Derivatives The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Funds’ asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information. There were no credit derivatives held as of December 31, 2011.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Funds’ expenses.

j. Distributions to Shareholders Distributions of net investment income are declared and accrued daily and each Fund intends to distribute substantially all net investment income, as determined on a federal tax basis if any, monthly. Distributions of net realized capital gains, if any, are declared and paid at least once a year, except from RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains. Distributions to shareholders are recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

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Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS Investment Quality Bond Fund	0.50%
RS Low Duration Bond Fund	0.45%
RS High Yield Fund	0.60%
RS Tax-Exempt Fund	0.50%
RS High Yield Municipal Bond Fund	0.50%
RS Floating Rate Fund	0.65%
RS Strategic Income Fund	0.60%
RS Money Market Fund	0.45%

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Funds, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at annual rates of 0.475%, 0.4275%, 0.57%, 0.475%, 0.475%, 0.6175%, 0.57% and 0.4275% of the average daily net assets of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed whereby RS Investments agreed to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS Investment Quality Bond Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Low Duration Bond Fund	0.80%	1.55%	1.55%	1.20%	0.63%
RS High Yield Fund	0.85%	1.60%	1.60%	1.25%	0.66%
RS Tax-Exempt Fund	0.80%	—	1.60%	—	0.69%
RS High Yield Municipal Bond Fund*,+	0.65%	—	—	—	—

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Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS Floating Rate Fund*,+	0.65%	—	—	—	—
RS Strategic Income Fund*,+	0.65%	—	—	—	—
RS Money Market Fund*	0.75%	1.50%	1.50%	1.15%	—
*	The expense limitations in effect from January 1, 2011 through April 30, 2011 were as follows: RS High Yield Municipal Bond Fund for Class A, C and Y shares – 0.35%, 1.10% and 0.10%, respectively. RS Floating Rate Fund for Class A, C, K and Y shares – 0.35%, 1.10%, 0.75% and 0.10%, respectively. RS Strategic Income Fund for Class A, C, K and Y shares – 0.35%, 1.10%, 0.75%, 0.10%, respectively. RS Money Market Fund for Class A, B, C and K shares – 0.65%, 1.40%, 1.40% and 1.05%, respectively.
+	Additionally, RS Investments has agreed, through April 30, 2012, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

In addition, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market Fund during the year ended December 31, 2011. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund or under the previous two paragraphs.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including

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its expenses in connection with the promotion and distribution of shares of each Fund. For the year ended December 31, 2011, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS Investment Quality Bond Fund	Class A	0.25%	$292,411
	Class B	1.00%	16,208
	Class C	1.00%	86,044
	Class K	0.65%	72,406
	Class Y	0.00%	—
RS Low Duration Bond Fund	Class A	0.25%	$1,178,115
	Class B	1.00%	17,888
	Class C	1.00%	1,821,868
	Class K	0.65%	34,434
	Class Y	0.00%	—
RS High Yield Fund	Class A	0.25%	$175,452
	Class B	1.00%	38,079
	Class C	1.00%	278,569
	Class K	0.65%	125,175
	Class Y	0.00%	—
RS Tax-Exempt Fund	Class A	0.25%	$486,351
	Class C	1.00%	645,431
	Class Y	0.00%	—
RS High Yield Municipal Bond Fund	Class A	0.25%	$200,393
	Class C	1.00%	241,074
	Class Y	0.00%	—
RS Floating Rate Fund	Class A	0.25%	$1,431,062
	Class C	1.00%	3,528,122
	Class K	0.65%	23,790
	Class Y	0.00%	—
RS Strategic Income Fund	Class A	0.25%	$149,698
	Class C	1.00%	63,815
	Class K	0.65%	16,100
	Class Y	0.00%	—
RS Money Market Fund	Class A	0.25%	$1,069,555
	Class B	1.00%	6,607
	Class C	1.00%	34,299
	Class K	0.65%	164,418

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the

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servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year ended December 31, 2011, PAS informed the Trust it received $2,261,011 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the year ended December 31, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS Investment Quality Bond Fund	$29,604
RS Low Duration Bond Fund	79,881
RS High Yield Fund	17,345
RS Tax-Exempt Fund	60,282
RS High Yield Municipal Bond Fund	37,397
RS Floating Rate Fund	225,423
RS Strategic Income Fund	12,674
RS Money Market Fund	—

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the year ended December 31, 2011, GIS received CDSL charges as follows:

Fund	CDSL
RS Investment Quality Bond Fund	$8,028
RS Low Duration Bond Fund	211,145
RS High Yield Fund	8,433
RS Tax-Exempt Fund	23,518
RS High Yield Municipal Bond Fund	24,478
RS Floating Rate Fund	317,175
RS Strategic Income Fund	3,097
RS Money Market Fund	8,099

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Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010, was as follows:

	Tax-Exempt		Ordinary Income		Long-Term Capital Gains
Fund	2011	2010	2011	2010	2011	2010
RS Investment Quality Bond Fund	$—	$—	$6,242,684	$5,864,228	$1,204,711	$1,894,919
RS Low Duration Bond Fund	—	—	18,342,110	12,868,993	44,877	438,841
RS High Yield Fund	—	—	8,769,811	8,537,496	—	—
RS Tax-Exempt Fund	9,725,237	9,078,013	22,268	57,659	—	—
RS High Yield Municipal Bond Fund	6,126,094	3,647,892	23,476	142,766	—	—
RS Floating Rate Fund	—	—	66,525,698	11,982,932	10,018	—
RS Strategic Income Fund	—	—	3,842,408	2,972,011	331,738	—
RS Money Market Fund	—	—	92,679	104,283	—	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Investment Quality Bond Fund	$—	$7,964	$(7,964)
RS High Yield Fund	(1,320)	1,320	—

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Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS Floating Rate Fund	$—	$(4,771)	$4,771
RS Strategic Income Fund	—	163,932	(163,932)
RS Money Market Fund	(8,821)	3,748	5,073

See the chart below for the tax basis of distributable earnings as of December 31, 2011.

Fund	Tax-Exempt	Undistributed Ordinary Income
RS Investment Quality Bond Fund	$—	$291,938
RS Low Duration Bond Fund	—	528,649
RS High Yield Fund	—	168,233
RS Tax-Exempt Fund	16,982	—
RS High Yield Municipal Bond Fund	51,803	—
RS Floating Rate Fund	—	47,369
RS Strategic Income Fund	—	348,686
RS Money Market Fund	—	3,748

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, RS High Yield Fund utilized capital loss carryovers as follows:

Fund	Amount
RS High Yield Fund	$2,698,644

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For RS Money Market Fund, $5,073 of capital loss carryovers expired in the year ended December 31, 2011.

See the chart below for capital loss carryovers available to the Funds at December 31, 2011.

	Expiring
Fund	2012	2015	2016	2017	2018	Unlimited Loss	Total
RS Investment Quality Bond Fund	$—	$—	$—	$—	$—	$—	$—
RS Low Duration Bond Fund	—	—	—	—	—	—	—
RS High Yield Fund	—	—	3,763,559	3,303,739	—	—	7,067,298
RS Tax-Exempt Fund	—	—	1,525,812	488,356	—	1,002,722	3,016,890
RS High Yield Municipal Bond Fund	—	—	—	—	—	2,008,789	2,008,789
RS Floating Rate Fund	—	—	—	—	—	9,270,607	9,270,607
RS Strategic Income Fund	—	—	—	—	—	—	—
RS Money Market Fund	432	7,575	35,926	3,268	1,000	—	48,201

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS Investment Quality Bond Fund	$91,596
RS High Yield Fund	742,817
RS High Yield Municipal Bond Fund	1,717
RS Floating Rate Fund	4,393,976
RS Strategic Income Fund	107,231

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b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS Investment Quality Bond Fund	$202,115,752	$8,063,771	$9,049,336	$(985,565)
RS Low Duration Bond Fund	1,216,789,712	(822,855)	5,459,084	(6,281,939)
RS High Yield Fund	127,613,423	(818,938)	2,934,888	(3,753,826)
RS Tax-Exempt Fund	356,458,771	24,484,495	24,512,218	(27,723)
RS High Yield Municipal Bond Fund	157,111,351	6,484,562	6,813,285	(328,723)
RS Floating Rate Fund	1,219,561,090	(52,906,179)	3,572,866	(56,479,045)
RS Strategic Income Fund	89,754,198	1,316,600	2,344,645	(1,028,045)
RS Money Market Fund	469,569,033	—	—	—

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

Transactions in Capital Shares

RS Investment Quality Bond Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,035,474	$41,514,226	4,599,257	$46,996,157
Shares reinvested	471,852	4,844,062	611,995	6,220,594
Shares redeemed	(6,706,839)	(68,680,059)	(4,687,617)	(47,735,237)

Net increase/(decrease)	(2,199,513)	$(22,321,771)	523,635	$5,481,514

Class B
Shares sold	47,576	$491,380	56,792	$585,262
Shares reinvested	5,585	57,333	10,932	110,931
Shares redeemed	(62,624)	(639,626)	(286,750)	(2,951,483)

Net decrease	(9,463)	$(90,913)	(219,026)	$(2,255,290)

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RS Investment Quality Bond Fund — continued

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class C
Shares sold	1,071,858	$11,076,963	405,023	$4,137,297
Shares reinvested	25,016	257,551	29,124	295,320
Shares redeemed	(318,346)	(3,253,421)	(898,653)	(9,161,436)

Net increase/(decrease)	778,528	$8,081,093	(464,506)	$(4,728,819)

Class K
Shares sold	378,605	$3,882,380	318,081	$3,237,908
Shares reinvested	44,107	453,733	53,244	541,227
Shares redeemed	(409,159)	(4,209,245)	(696,374)	(7,160,850)

Net increase/(decrease)	13,553	$126,868	(325,049)	$(3,381,715)

Class Y
Shares sold	6,584,364	$67,925,976	235,034	$2,411,533
Shares reinvested	122,490	1,266,063	5,221	52,871
Shares redeemed	(1,958,541)	(20,232,018)	(168,069)	(1,703,570)

Net increase	4,748,313	$48,960,021	72,186	$760,834

RS Low Duration Bond Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	58,582,219	$600,438,108	46,826,029	$481,654,987
Shares reinvested	883,595	9,062,167	702,697	7,239,667
Shares redeemed	(34,022,026)	(349,076,459)	(23,784,381)	(244,971,535)

Net increase	25,443,788	$260,423,816	23,744,345	$243,923,119

Class B
Shares sold	115,172	$1,177,728	122,392	$1,257,471
Shares reinvested	2,487	25,484	2,146	22,084
Shares redeemed	(61,075)	(626,409)	(64,647)	(662,329)

Net increase	56,584	$576,803	59,891	$617,226

Class C
Shares sold	13,849,826	$142,000,705	11,406,539	$117,454,138
Shares reinvested	206,238	2,115,474	144,671	1,490,239
Shares redeemed	(4,892,503)	(50,187,880)	(1,902,678)	(19,619,186)

Net increase	9,163,561	$93,928,299	9,648,532	$99,325,191

Class K
Shares sold	357,909	$3,672,943	347,107	$3,563,831
Shares reinvested	9,762	100,168	9,830	101,254
Shares redeemed	(226,663)	(2,321,563)	(322,737)	(3,325,709)

Net increase	141,008	$1,451,548	34,200	$339,376

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Transactions in Capital Shares (continued)

RS Low Duration Bond Fund — continued

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class Y
Shares sold	32,606,434	$334,023,707	20,373,420	$209,892,898
Shares reinvested	253,568	2,599,052	96,821	998,743
Shares redeemed	(12,435,677)	(127,521,312)	(11,003,353)	(113,720,177)

Net increase	20,424,325	$209,101,447	9,466,888	$97,171,464

RS High Yield Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,866,351	$26,231,096	2,733,172	$18,386,351
Shares reinvested	661,753	4,569,913	752,108	5,058,077
Shares redeemed	(4,764,393)	(32,521,508)	(4,682,889)	(31,307,051)

Net decrease	(236,289)	$(1,720,499)	(1,197,609)	$(7,862,623)

Class B
Shares sold	50,906	$350,329	95,285	$628,672
Shares reinvested	29,962	206,688	33,017	222,068
Shares redeemed	(67,275)	(463,231)	(40,290)	(269,386)

Net increase	13,593	$93,786	88,012	$581,354

Class C
Shares sold	3,122,418	$21,440,682	1,855,777	$12,496,149
Shares reinvested	216,791	1,496,011	183,616	1,236,764
Shares redeemed	(2,827,277)	(19,220,463)	(707,935)	(4,783,905)

Net increase	511,932	$3,716,230	1,331,458	$8,949,008

Class K
Shares sold	217,228	$1,512,699	227,886	$1,524,790
Shares reinvested	186,500	1,285,695	189,775	1,276,879
Shares redeemed	(292,542)	(2,008,116)	(227,307)	(1,525,455)

Net increase	111,186	$790,278	190,354	$1,276,214

Class Y
Shares sold	1,102,186	$7,620,175	858,917	$5,838,323
Shares reinvested	36,643	250,850	11,940	80,095
Shares redeemed	(713,718)	(4,791,094)	(378,685)	(2,556,622)

Net increase	425,111	$3,079,931	492,172	$3,361,796

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RS Tax-Exempt Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	14,666,779	$151,310,955	11,767,099	$121,786,361
Shares reinvested	453,348	4,659,929	419,068	4,322,252
Shares redeemed	(7,130,079)	(73,010,337)	(13,797,930)	(141,789,595)

Net increase/(decrease)	7,990,048	$82,960,547	(1,611,763)	$(15,680,982)

Class C
Shares sold	2,804,203	$29,036,834	3,776,449	$39,080,635
Shares reinvested	97,509	999,018	92,718	956,999
Shares redeemed	(1,798,594)	(18,282,958)	(1,857,874)	(19,378,018)

Net increase	1,103,118	$11,752,894	2,011,293	$20,659,616

Class Y
Shares sold	5,109,458	$52,942,681	5,407,179	$55,851,647
Shares reinvested	49,765	513,349	28,487	294,177
Shares redeemed	(2,219,192)	(22,474,978)	(1,508,344)	(15,453,051)

Net increase	2,940,031	$30,981,052	3,927,322	$40,692,773

RS High Yield Municipal Bond Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,407,010	$65,221,262	5,714,449	$59,435,619
Shares reinvested	328,315	3,324,770	248,445	2,580,545
Shares redeemed	(4,615,003)	(46,758,518)	(1,747,450)	(18,334,936)

Net increase	2,120,322	$21,787,514	4,215,444	$43,681,228

Class C
Shares sold	1,916,691	$19,546,096	1,913,805	$20,053,097
Shares reinvested	79,734	806,072	36,882	382,631
Shares redeemed	(753,098)	(7,576,058)	(131,386)	(1,372,912)

Net increase	1,243,327	$12,776,110	1,819,301	$19,062,816

Class Y
Shares sold	2,827,931	$28,848,603	1,226,245	$12,853,600
Shares reinvested	69,344	706,246	23,545	243,668
Shares redeemed	(513,867)	(5,125,135)	(372,342)	(3,794,730)

Net increase	2,383,408	$24,429,714	877,448	$9,302,538

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Floating Rate Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	62,992,885	$647,005,325	37,181,866	$380,367,764
Shares reinvested	2,311,880	23,296,328	594,057	6,052,845
Shares redeemed	(55,020,782)	(550,954,852)	(5,958,644)	(60,839,027)

Net increase	10,283,983	$119,346,801	31,817,279	$325,581,582

Class C
Shares sold	32,668,079	$335,897,650	15,467,801	$157,936,245
Shares reinvested	1,081,805	10,872,187	159,424	1,628,584
Shares redeemed	(7,913,511)	(78,735,913)	(333,518)	(3,405,475)

Net increase	25,836,373	$268,033,924	15,293,707	$156,159,354

Class K
Shares sold	149,432	$1,538,783	73,729	$752,865
Shares reinvested	17,721	178,853	12,071	122,636
Shares redeemed	(82,082)	(800,720)	(2,812)	(28,720)

Net increase	85,071	$916,916	82,988	$846,781

Class Y
Shares sold	44,154,235	$453,959,830	12,425,253	$126,956,396
Shares reinvested	962,708	9,738,599	99,832	1,020,670
Shares redeemed	(28,035,954)	(282,646,445)	(1,051,173)	(10,740,262)

Net increase	17,080,989	$181,051,984	11,473,912	$117,236,804

RS Strategic Income Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,199,164	$22,683,210	593,295	$6,073,090
Shares reinvested	318,105	3,280,241	246,193	2,517,543
Shares redeemed	(1,173,143)	(12,080,685)	(166,453)	(1,707,014)

Net increase	1,344,126	$13,882,766	673,035	$6,883,619

Class C
Shares sold	466,801	$4,807,642	271,193	$2,770,653
Shares reinvested	25,652	264,632	16,163	165,741
Shares redeemed	(74,024)	(766,050)	(14,815)	(152,624)

Net increase	418,429	$4,306,224	272,541	$2,783,770

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RS Strategic Income Fund — continued

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class K
Shares sold	20,556	$212,628	12,998	$134,676
Shares reinvested	11,804	121,885	10,866	111,107
Shares redeemed	(3,958)	(40,716)	(1,279)	(13,148)

Net increase	28,402	$293,797	22,585	$232,635

Class Y
Shares sold	323,651	$3,348,118	515,661	$5,303,580
Shares reinvested	30,726	317,427	14,060	144,125
Shares redeemed	(566,096)	(5,856,273)	(53,345)	(557,127)

Net increase/(decrease)	(211,719)	$(2,190,728)	476,376	$4,890,578

RS Money Market Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	256,037,421	$256,037,421	214,581,858	$214,581,858
Shares reinvested	86,440	86,440	96,494	96,494
Shares redeemed	(254,835,800)	(254,835,800)	(243,527,065)	(243,527,065)

Net increase/(decrease)	1,288,061	$1,288,061	(28,848,713)	$(28,848,713)

Class B
Shares sold	394,456	$394,456	521,474	$521,474
Shares reinvested	220	220	215	215
Shares redeemed	(419,907)	(419,907)	(1,197,918)	(1,197,918)

Net decrease	(25,231)	$(25,231)	(676,229)	$(676,229)

Class C
Shares sold	20,314,152	$20,314,152	6,016,740	$6,016,740
Shares reinvested	1,035	1,035	502	502
Shares redeemed	(13,521,887)	(13,521,887)	(6,046,831)	(6,046,831)

Net increase/(decrease)	6,793,300	$6,793,300	(29,589)	$(29,589)

Class K
Shares sold	13,069,786	$13,069,786	17,969,478	$17,969,478
Shares reinvested	3,628	3,628	5,693	5,693
Shares redeemed	(14,644,050)	(14,644,050)	(18,134,957)	(18,134,957)

Net decrease	(1,570,636)	$(1,570,636)	(159,786)	$(159,786)

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b. Shareholder Concentration As of December 31, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS Investment Quality Bond Fund	3	37.92%
RS Low Duration Bond Fund	5	54.59%
RS High Yield Fund	2	60.37%
RS Tax-Exempt Fund	6	64.77%
RS High Yield Municipal Bond Fund	4	44.70%
RS Floating Rate Fund	5	76.01%
RS Strategic Income Fund	1	60.05%
RS Money Market Fund	2	78.65%

Note 5 Investments

a. Investment Purchases and Sales The cost of U.S. government and agency obligations and other investments purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2011, were as follows:

	Cost of Investments Purchased		Proceeds from Investments Sold
Fund	Other Investments	U.S. Government and Agency Obligations	Other Investments	U.S. Government and Agency Obligations
RS Investment Quality Bond Fund	$51,590,270	$175,863,185	$35,019,749	$144,509,873
RS Low Duration Bond Fund	620,165,051	625,851,332	160,200,422	461,071,041
RS High Yield Fund	133,190,370	—	123,251,969	—
RS Tax-Exempt Fund	148,163,162	—	49,665,662	—
RS High Yield Municipal Bond Fund	86,592,004	—	23,768,492	—
RS Floating Rate Fund	1,919,895,526	—	1,028,658,215	—
RS Strategic Income Fund	46,809,452	38,063,604	27,355,501	29,451,197

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NOTES TO FINANCIAL STATEMENTS

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of RS Strategic Income Fund’s derivative instruments categorized by risk exposure at December 31, 2011.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Forward Foreign Currency Contracts to Sell	Unrealized appreciation for open forward currency contracts*	$132,516
Forward Foreign Currency Contracts to Sell	Unrealized depreciation for open forward currency contracts*	$245
*	The cumulative appreciation/depreciation of financial forward foreign currency contracts is reported in the notes to the Schedule of Investments. See Note 1e for additional information on forward foreign currency contracts.

The following is a summary of the effect of RS Strategic Income Fund’s foreign currency hedging activity and options contracts on the Statement of Operations for the year ended December 31, 2011.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Forward Foreign Currency Contracts	Net realized gain/(loss) from foreign currency transactions	$(14,325)
	Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	$394,692
Purchased Options	Net realized gain/(loss) from investments and purchased options contracts	$(7,330)

The RS Strategic Income Fund held forward currency contracts with an average monthly value of approximately $11.5 million during the year then ended. For open forward foreign currency contracts see page 157.

RS Strategic Income Fund invested in forward foreign currency contracts to hedge against movements in foreign currency exchange rates and purchased a Euro currency put option to gain exposure to the U.S. dollar.

The Funds may, but will not necessarily enter into derivative transactions, such as forward foreign currency contracts and currency options, to hedge foreign currency exposure, gain exposure to the U.S. dollar or for other purposes.

c. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

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NOTES TO FINANCIAL STATEMENTS

d. Industry or Sector Concentration In their normal course of business, some of the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, these Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

e. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

f. Loans Floating rate loans in which the Funds invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Funds’ floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become illiquid. See note 5(k) regarding below investment grade securities.

The Funds may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

g. Municipal Obligations The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

h. Securities Purchased on a When-Issued or Delayed Delivery Basis The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Assets will be segregated when a Fund purchases these securities.

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i. Payment In-Kind Securities Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

j. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to a Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted on each Fund’s schedule of investments.

k. Below Investment Grade Securities Certain Funds may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 6 Temporary Borrowings

The Funds, excluding RS Money Market Fund but including other funds managed by RS Investments, share in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by RS Floating Rate Fund and RS Floating Rate Fund pays the related commitment fees. Each Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Funds did not borrow from the facility.

Note 7 Review for Subsequent Events

Effective on or about February 17, 2012 (the “Conversion Date”), each outstanding Class B share of each Fund will automatically convert to a number of full and/or fractional Class A shares of the same Fund with a net asset value equal to the net asset value of such Class B share as of the close of business on the Conversion Date. The conversion will be effected without the imposition of front-end or deferred sales

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charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Date as a result of the conversion. Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no other events have occurred that require disclosure.

Note 8 New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Fund

RS Tax-Exempt Fund

RS High Yield Municipal Bond Fund

RS Floating Rate Fund

RS Strategic Income Fund

RS Money Market Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund and RS Money Market Fund (eight of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

RS Tax-Exempt Fund

Of the distributions paid from net investment income for the year ended December 31, 2011, 99.77% are designated as exempt interest dividends for federal tax purposes.

RS High Yield Municipal Bond Fund

Of the distributions paid from net investment income for the year ended December 31, 2011, 99.62% are designated as exempt interest dividends for federal tax purposes.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’

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SUPPLEMENTAL INFORMATION (UNAUDITED)

general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the

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meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	37	None

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Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015098 (12/11)

2011 Annual Report

All data as of December 31, 2011

RS International Funds

Class A, B, C, K, and Y Shares

•	RS International Growth Fund

•	RS Emerging Markets Fund

•	RS Global Growth Fund

•	RS Greater China Fund

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

RS Investments

Value | Core Growth | Growth | International | Natural Resources | Fixed Income

RS Funds provide clients with access to distinct and experienced investment teams – each pursuing investment opportunities consistent with its particular style. The dedicated research team approach assures that our clients benefit from process consistency, investment excellence, and choice across disciplines.

Value	RS Growth Fund	Fixed Income
RS Partners Fund*	RS Technology Fund	RS Investment Quality Bond Fund
RS Value Fund	RS Small Cap Equity Fund*	RS Low Duration Bond Fund
RS Large Cap Alpha Fund		RS High Yield Fund
RS Investors Fund	International	RS Tax-Exempt Fund
	RS International Growth Fund	RS High Yield Municipal Bond Fund
Core Growth	RS Emerging Markets Fund*	RS Floating Rate Fund
RS Capital Appreciation Fund	RS Global Growth Fund	RS Strategic Income Fund
	RS Greater China Fund	RS Money Market Fund
Growth
RS Small Cap Growth Fund	Natural Resources	Other RS Funds
RS Select Growth Fund	RS Global Natural Resources Fund	RS S&P 500 Index Fund
RS Mid Cap Growth Fund

*	Closed to most new investments. Please see prospectus for more information.

CEO’S LETTER

Matthew H. Scanlan CEO, RS Investments

Dear RS Funds Shareholder,

On behalf of my RS colleagues, I want to express my gratitude for your confidence, support, and most of all, your business. We recognize that the climate for long-term investors over the last several years has been challenging and fully appreciate the trust you have placed in RS Investments to help you achieve your financial goals.

Please allow me to introduce myself. My name is Matt Scanlan and I have been fortunate to have been appointed the new CEO of RS Investments. I join from Renaissance Institutional Management in New York, where I served as president and CEO for the past three years. Prior to Renaissance, I headed the institutional business for Barclays Global Investors in San Francisco and served as a senior portfolio manager at The Northern Trust Company in Chicago.

Throughout my 30-year career in the investment management business, I have focused solely on serving the needs of clients and I want to stress that at RS Investments that commitment will be as intense as ever. We are grateful that you have entrusted your assets to us and will continue to work hard to earn your trust every day.

I assume my position at RS Investments from Terry Otton, who announced his intention to retire last year. At my request, he has agreed to stay on for a period of time to help ensure a smooth transition. My goal will be to continue the outstanding work he has accomplished over his long career at the firm, while at the same time working to grow the scope of our business responsibly.

Our first priority is a lasting one: continuously refine and improve our investment processes and maintain our commitment to conducting outstanding fundamental research. These are the engines that drive the long-term results we seek to deliver to shareholders and they require continuous care and diligence. Our investment teams are comprised of professionals who are dedicated to continuously improving the risk and reward experience of our products.

Another important focus will be on expanding the solutions we offer, so we can continue to serve your changing needs. Whether it’s investing for retirement, education, long-term wealth planning, or another critical goal, RS Investments provides a wide range of products to meet those needs. We intend to continue to support state-of-the-art and highly relevant solutions to address the evolving challenges faced by our clients and fund shareholders.

We take very seriously our role as stewards of your capital. Our investment teams provide expertise in their respective investment disciplines and you can be assured that in this economic environment — and always — we are investing your assets with an eye toward managing risk and optimizing long-term return potential.

THIS PAGE NOT PART OF YOUR FUND REPORT	www.RSinvestments.com	1

CEO’S LETTER

In the pages that follow, please find an update on your investment in the RS Funds. It contains important information about your investment with RS. Additionally, please visit our website, www.RSinvestments.com, throughout the year for insightful and up-to-date commentary from our investment teams.

I look forward to serving your interests and to working hard every day to improve your experience as a valued investor in the RS fund family.

Sincerely,

Matthew H. Scanlan

Chief Executive Officer

As with all mutual funds, the value of an investment in a Fund could decline, so you could lose money.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges, and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. To obtain a copy, please call 800-766-3863 or visit www.RSinvestments.com.

Distributed by: Guardian Investor Services (GIS), 7 Hanover Square, New York, NY 10004.

GIS is a member: FINRA, SIPC.

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IMPORTANT INFORMATION CONCERNING FUND COMMENTARY AND PERFORMANCE

Important Information Concerning Fund Commentary and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or on the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Class A performance quoted “with maximum sales charge” reflects the current maximum sales charge of 4.75%. Please read a Fund’s prospectus carefully for more information on sales charges as they do not apply in all cases, and if applied, are reduced for larger purchases. Certain share classes are subject to contingent deferred sales charges which are typically paid at time of sale. Class B performance quoted “with sales charge” reflects contingent deferred sales charges of 3% for the 1 year period, 2% for the 3 year period, 1% for the 5 year period and 0% for periods longer than 6 years. Class B performance quoted also reflects the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Class C share performance quoted “with sales charge” takes into account the applicable contingent deferred sales charge of 1% for periods of 1 year or less. There are no sales charges for Class K and Class Y shares. Any sales charges are in addition to the Fund’s fees and expenses as detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting RS Investments at 800-766-3863 and is periodically updated on our Web site: www.RSinvestments.com.

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RS INTERNATIONAL GROWTH FUND

Investment Style:

International Growth

RS International Growth Fund Commentary

Highlights

•	International equity markets, as defined by the MSCI EAFE Index[1], declined in 2011 amidst fears over the uncertain future paths of European reform and Chinese growth.

•

During 2011, RS International Growth Fund (Class A Shares) returned -13.19%, underperforming the MSCI EAFE Index, which returned -11.73%. The Fund also underperformed the MSCI EAFE Growth Index[2], which returned -11.82%. Select positions in technology both aided and detracted from relative returns during the year.

•

RS International Growth Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

International markets in 2011 can be characterized by persistently high levels of volatility under a backdrop of pessimistic news coverage. The first half of 2011 brought several newsworthy events: Chinese drought, Australian floods, widespread political unrest in the Arab world and the Japanese earthquake. Despite these events international markets posted positive absolute returns over the period. In the second half of the year markets panicked over the ongoing peripheral European debt worries. Share prices fell indiscriminately as many market participants predicted doomsday scenarios for Europe and the resultant pain that would be felt by the global economy. Looking at the year as a whole, markets finished down.

Performance Update

RS International Growth Fund (Class A Shares) returned -13.19%, underperforming its benchmark MSCI EAFE Index, which returned -11.73%. The Fund also underperformed its secondary benchmark MSCI EAFE Growth Index, which returned -11.82%.

Portfolio Review

During the year, a few of the Fund’s technology holdings held back relative performance with Nintendo serving as one of the Fund’s largest detractors. The stock lagged due, we believe, to the company’s ongoing insistence that its games should only be played on its own hardware. We think this suggests that the company will lose out amid a smartphone revolution that is transforming gaming.

The Fund also suffered setbacks in its alternative energy holdings Vestas Windsystems and SMA Solar, as falling government subsidies and rising Chinese competition made conditions difficult in 2011.

Despite some negative stock selection within technology during 2011, we are excited by the long-term developments in the sector. The pace of change in the world seems to

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RS INTERNATIONAL GROWTH FUND

us to be increasing; the implications of new technologies, network effects, tipping points, and potentially strong growth profiles for companies are frequent topics during our investment discussions. Baidu and Rakuten are two companies that we believe benefit from these technological trends and were also top contributors to the Fund during the year.

Baidu is China’s leading Internet search engine. We believe it is an innovative company, working in what we view as a structurally growing industry. The stock has performed well as over the year the company exceeded expectations, almost doubling its profits. Rakuten is a Japanese e-commerce conglomerate whose main business is an online shopping mall called “Ichiba”. Its strong performance has been driven by increased online spending in its home market. It has also been expanding overseas through a series of acquisitions that we believe fit with the company’s strategic plan of buying and improving local sites.

Another contributor for the year was the Fund’s holding in Autonomy, a UK software company that specializes in developing software for the analysis of unstructured information. During the third quarter Hewlett-Packard made a bid for the company and following Autonomy’s announcement that they intended to accept the bid, we sold the shares at a significant premium.

Outlook

We remain confident that global economies are resilient and we have three main areas of disagreement with the often gloomy consensus. First, while a resolution to the European crisis is hard to predict, we believe that the Germans are fully committed to addressing the issues head on and that the southern European countries can emerge from their current crisis intact. Secondly, we see evidence of a recovery in the U.S. as the fourth quarter of 2011 saw significant positive economic surprises. While these surprises stemmed from a low base, we nonetheless view the trend favorably. Finally, developing economies such as China continue to be much better resourced than their western counterparts and we believe there are durable long-term forces at play in the region based on urbanization, emulation, and education. While the year ahead will no doubt present further political and economic challenges, we believe that there are many exciting opportunities for the patient investor.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS INTERNATIONAL GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $490,742,124

Geographical Allocation[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
Baidu, Inc., ADR	People’s Republic of China	4.65%
Atlas Copco AB, Class B	Sweden	3.43%
Rakuten, Inc.	Japan	3.05%
BHP Billiton PLC	United Kingdom	2.93%
Standard Chartered PLC	United Kingdom	2.61%
PPR	France	2.55%
British American Tobacco PLC	United Kingdom	2.54%
Industria de Diseno Textil S.A.	Spain	2.44%
Rolls-Royce Holdings PLC	United Kingdom	2.37%
Compagnie Financiere Richemont S.A., Class A	Switzerland	2.35%
Total		28.92%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS INTERNATIONAL GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (2/16/93)
without sales charge	-13.19%	10.82%	-2.48%	4.13%	5.29%
with maximum sales charge	-17.32%	9.03%	-3.43%	3.63%	5.02%
Class B Shares (5/1/96)
without sales charge	-14.28%	9.70%	-3.39%	3.26%	2.84%
with sales charge	-16.85%	9.14%	-3.58%	3.26%	2.84%
Class C Shares (8/7/00)
without sales charge	-13.78%	10.03%	-3.19%	3.20%	-0.65%
with sales charge	-14.64%	10.03%	-3.19%	3.20%	-0.65%
Class K Shares (5/15/01)	-13.55%	10.44%	-2.84%	3.84%	1.98%
Class Y Shares (3/10/09)	-12.90%	—	—	—	21.38%
MSCI EAFE Index[1]	-11.73%	8.16%	-4.26%	5.12%	5.93%	*
MSCI EAFE Growth Index[2]	-11.82%	8.85%	-2.81%	4.62%	4.35%	*

*	Since Class A shares inception. Since inception performance for the indices is measured from 1/31/93, the month end prior to the Fund’s commencement of operations.

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RS INTERNATIONAL GROWTH FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS International Growth Fund, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares, and upon the inception of Class Y shares (3/10/09) would have the following values as of December 31, 2011: $13,782 (Class B), $13,705 (Class C), $14,573 (Class K) and $17,235 (Class Y). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS EMERGING MARKETS FUND

RS Emerging Markets Fund Commentary

Highlights

•	Emerging markets, as defined by the MSCI Emerging Markets Index[1], returned -18.17% in 2011.

•

The RS Emerging Markets Fund (Class A Shares) returned -20.98% during the year. Underweight positions in a number of sectors viewed as defensive by the market, most noticeably telecommunications, along with stock selection in Brazil and China, were notable detractors from relative performance.

•

RS Emerging Markets Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

Emerging market returns, as defined by the MSCI Emerging Markets Index, were almost flat over the first six months of the year. However, as market concerns over the European debt crisis intensified, coupled with renewed fears over slowing growth in a number of emerging countries, the Index fell dramatically during the third quarter and failed to recover sufficiently for the remainder of the year. Countries perceived to have strong domestic economies such as Indonesia and Malaysia were among the top performing markets, while those with heavy export exposure, such as China and Taiwan, were among the worst performers.

Politics played a significant role throughout the year. Egypt’s market suffered following its uprisings, ending the year as the worst performing country in the MSCI Emerging Markets Index, while nationwide protests against the recent Duma elections in Russia contributed to a reverse in the country’s strong first-half performance. In Europe, politicians’ inability to find a workable solution to the region’s debt crisis had negative ramifications for a number of Eastern European countries, with Poland and Hungary among the worst performers. Finally, coupled with concerns over its trade deficit and currency, political bureaucracy continued to weigh on the Indian market which fell nearly 40% in the Index during the year.

Performance Update

The RS Emerging Markets Fund (Class A Shares) returned -20.98% during 2011, underperforming its benchmark MSCI Emerging Markets Index, which returned
-18.17%.

Portfolio Review

Overall, the Fund’s underweight positions in a number of sectors perceived to be defensive by the market were the largest detractors from the Fund’s performance during

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Investment Style:

Emerging Growth

RS EMERGING MARKETS FUND

the year. Telecommunications is the most notable example, and the Fund’s underweight position in China Mobile was the single biggest detractor from relative returns. Nevertheless, we remain bearish on the sector, struggling to see any significant growth or competitive advantage within the industry. Recent evidence from South Korea where data growth was expected to drive telecommunication revenues has not been forthcoming and further supports our negative stance.

Stock selection in China held back performance with the Fund’s exposure to the Chinese rail companies CSR Corp and China Railway Construction detracting from the Fund’s performance. The sector was hit by a trio of issues: a corruption scandal at the Ministry of Rail, a high speed rail crash and concerns over future rail investment. However, with valuations now implying nearly zero growth despite more than 20,000 kilometers of planned rail expansion, we believe these companies are attractive long-term investments.

On the positive side, the Fund’s overweight exposure to the energy sector through smaller oil and gas exploration companies added significantly to relative performance with Tullow Oil being the Fund’s top contributor. Tullow Oil’s operational performance throughout the year was strong, driven, we believe, by the company’s result at its Zaedyus exploration well in French Guiana.

South Korea was the largest contributor to the Fund’s performance by country, driven by stock selection and the Fund’s largest holding, Samsung Electronics. Samsung’s results continue to be very strong, particularly in mobile devices and components where Samsung’s sales have been exploding. The company recently overtook Apple to become the world’s largest vendor of smartphones with an approximate 25% global market share. Hyundai Glovis, the logistics business of the Hyundai Motor Group, was another strong Korean performer, the shares rising on the back of solid auto sales at Hyundai and Kia, and further market share gains within the Hyundai conglomerate.

Outlook

The fundamentals underpinning growth in the emerging markets remain intact in our view, and the Fund retains a strong procyclical growth bias to reflect this belief. During a year of heightened risk aversion and volatility, such a position has not been conducive to strong relative performance. Nevertheless, we do not intend to change our position or style. We believe that the companies we invest in continue to exhibit strong operational performance, and are likely to be major beneficiaries as emerging economies move from a period of rate tightening to loosening. We think that valuations are at the bottom of their long term norms, and with what we view as strong fundamentals, we believe that the emerging markets are a compelling place to invest for those with long-term time horizons.

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RS EMERGING MARKETS FUND

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS EMERGING MARKETS FUND

Characteristics (unaudited)

Total Net Assets: $1,576,076,659

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	4.56%
Dragon Oil PLC	Other Emerging Markets Countries	3.45%
Vale S.A., ADR	Brazil	3.18%
Tullow Oil PLC	Other African Countries	3.00%
China Shenhua Energy Co. Ltd., H shares	People’s Republic of China	2.83%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.67%
Gulf Keystone Petroleum Ltd.	Other Emerging Markets Countries	2.31%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.23%
China Life Insurance Co. Ltd.	Taiwan	2.12%
Hyundai Glovis Co. Ltd.	South Korea	1.93%
Total		28.28%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS EMERGING MARKETS FUND

Performance Update (unaudited)

Average Annual Total Returns

	1 Year	3 Year	5 Year	10 Year	Since Inception
Class A Shares (5/1/97)
without sales charge	-20.98%	21.69%	2.78%	14.71%	8.68%
with maximum sales charge	-24.72%	19.72%	1.78%	14.16%	8.32%
Class B Shares (5/6/97)
without sales charge	-21.68%	20.70%	1.95%	13.86%	7.65%
with sales charge	-24.03%	20.24%	1.78%	13.86%	7.65%
Class C Shares (8/7/00)
without sales charge	-21.56%	20.81%	2.02%	13.73%	9.85%
with sales charge	-22.34%	20.81%	2.02%	13.73%	9.85%
Class K Shares (5/15/01)	-21.27%	21.24%	2.39%	14.32%	13.37%
Class Y Shares (3/10/09)	-20.82%	—	—	—	28.60%
MSCI Emerging Markets Index[1]	-18.17%	20.42%	2.71%	14.20%	6.68%	*

*	Since Class A shares inception. Since inception performance for the index is measured from 4/30/97, the month end prior to the Fund’s commencement of operations.

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RS EMERGING MARKETS FUND

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in Class A shares of RS Emerging Markets Fund and the MSCI Emerging Markets Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made 10 years ago in Class B shares, Class C shares and Class K shares, and upon the inception of Class Y shares (3/10/09) would have the following values as of December 31, 2011: $36,624 (Class B), $36,195 (Class C), $38,131 (Class K) and $20,269 (Class Y). While Class B shares, Class C shares, and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006.

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RS GLOBAL GROWTH FUND

Investment Style:

Global Growth

RS Global Growth Fund Commentary

Highlights

•

Global financial markets traded in a narrow range for much of the first seven months of the year before seeing large declines during July and August. Despite this, many companies continue to produce strong results, generating cash and paying down their debt. The health of companies is in stark contrast to that of many governments.

•

RS Global Growth Fund launched on May 16, 2011. Over the period, the Fund returned -12.10%, underperforming the benchmark, the MSCI All Country World Index[1], which returned -11.17%. Industrials and Materials proved to be the strongest sectors contributing to performance; Healthcare proved to be the weakest.

•

The Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

Following a series of newsworthy events in the first half of the year, concerns about global growth triggered a downturn in markets. High levels of government debt and the inability of policy makers to grapple with the fallout from the financial crisis contributed to investor fears about prospects for future growth among global economies. The last quarter of 2011 proved to be more resilient on the back of a tentative Eurozone “Fiscal Compact”, a €489 billion liquidity injection of three-year loans by the European Central Bank and huge amounts of U.S. dollar-denominated credit provided by the Federal Reserve to struggling European banks via a swap agreement.

Performance Update

RS Global Growth Fund returned -12.10% in the reporting period from May 16, 2011 to December 31, 2011. This return was lower than the MSCI All Country World Index, which returned -11.17%.

Portfolio Review

Amongst the largest detractors from performance were Yamaha Motor Co (Japanese bike manufacturer) and Coca-Cola Hellenic Bottling (soft drinks bottler). Yamaha’s main business, motorbike manufacturing, represents two-thirds of sales and approximately half of profits in a “normal” year. Over the reporting period motorbike profits fell due, we believe, to the strong Yen. We, however, remain positive regarding the long-term prospects for Yamaha. We think that demand continues to be very strong in emerging markets with market increases averaging 5% and rising by double digits in Vietnam, Thailand, India and Brazil.

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RS GLOBAL GROWTH FUND

Coca-Cola Hellenic had disappointing returns with volumes, sales and profits all declining over the reporting period. We believe that the primary causes were consumer sentiment in Europe (notably Greece, as the stock is listed in Athens) and high input prices — namely sugar and juice concentrate. However, with less than 10% of profits originating in Greece we remain convinced of the potential for growth in developing markets.

Another detractor at a stock level was Olympus (medical endoscopes) following the dismissal of CEO Michael Woodford, with the Board citing differences of opinion with senior executives on direction and management style. Woodford responded, alleging publicly that approximately $1.3 billion of value had been destroyed through a combination of write-downs and inflated M&A advisory fees. With the establishment of an independent oversight committee and the resignation of the Chairman providing some degree of reassurance, we continue to hold the stock in the belief that its endoscope division is fundamentally strong.

The Fund’s favorable relative performance was evenly split between stock selection and asset allocation, with the Industrials and Materials sectors adding most to relative returns. MasterCard (payment processing) and Wolseley (building materials supplies) were the two dominant contributors to performance. MasterCard introduced a series of announcements in 2011 that we believe, collectively, should be material in building on a foundation where pre-paid services and mobile banking are growth drivers in 2012. The announcements included a) a partnership with Western Union, b) a collaboration that will combine PayPass technology with mFoundry’s mobile platform and c) MasterCard credit card acceptance at Dollar General. This reinforces our long-term investment case for the stock which is premised on solid organic growth and the structural transition of payment from paper to electronic means.

Wolseley, one of the world’s largest suppliers of building materials, saw its share price strengthen due, we believe, to rising sales in the U.S. and the disinvestment of a number of under-performing businesses. We think Wolseley’s strong cash position gives it potential firepower to consolidate less well-capitalized competitors and look to gain market share as weaker rivals retrench, limited by credit. As we move into a new year, we believe that Wolseley will be well placed for an upturn in the U.S. market.

Rolls Royce was also a positive contributor following the sale of its 32.5% stake in the IAE joint venture to Pratt & Whitney for $1.5 billion and the creation of a new joint venture with Pratt & Whitney to develop the next generation propulsion systems for mid-sized aircraft. The decision to focus efforts on the mid-sized and wide-body segments has been broadly welcomed by the market.

Outlook

A resolution to the European crisis is hard to predict but we believe that the Germans are fully committed to the project and that the southern European countries are not

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RS GLOBAL GROWTH FUND

without redemption. Evidence of a recovery in the U.S. is starting to emerge; the last quarter of the year saw significant positive economic surprises, albeit from a low base. Notwithstanding this, developing economies such as China continue to be much better resourced than their western counterparts. We believe that there are durable long term forces at play based on urbanization, emulation and education. While the year ahead will no doubt present further political and economic challenges, we believe that there are many exciting opportunities for the patient investor.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS GLOBAL GROWTH FUND

Characteristics (unaudited)

Total Net Assets: $25,737,848

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Nestle S.A. (Reg S)	Switzerland	2.54%
Wolseley PLC	United Kingdom	2.44%
Schindler Holding AG	Switzerland	2.29%
Prudential PLC	United Kingdom	2.19%
Svenska Handelsbanken AB, Class A	Sweden	2.08%
PepsiCo, Inc.	United States	2.03%
Roche Holding AG	Switzerland	1.95%
Atlas Copco AB, Class B	Sweden	1.88%
Brambles Ltd.	Australia	1.84%
Fairfax Financial Holdings Ltd.	United States	1.72%
Total		20.96%

1	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS GLOBAL GROWTH FUND

Performance Update (unaudited)

Average Annual Total Returns
Since Inception*
Class A Shares (5/16/11)
without sales charge	-12.10%
with maximum sales charge	-16.29%
Class C Shares (5/16/11)
without sales charge	-12.60%
with sales charge	-13.47%
Class K Shares (5/16/11)	-12.40%
Class Y Shares (5/16/11)	-11.90%
MSCI All Country World Index[1]	-11.17%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Global Growth Fund and in the MSCI All Country World Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares, and Class Y shares would have the following values as of December 31, 2011: $8,653 (Class C), $8,760 (Class K) and $8,810 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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RS GREATER CHINA FUND

RS Greater China Fund Commentary

Highlights

•

Global financial markets have been very volatile with the Greater China region suffering significant declines during 2011, particularly in the third quarter and in November. Global economic and political woes have held sway over emerging market indices but many companies continue to produce strong operational results.

•

RS Greater China Fund launched on May 16, 2011. Over the period, the Fund returned -24.32%, underperforming the benchmark, the MSCI Golden Dragon Index[1], which returned -18.99%. The Fund’s underweight positions in traditionally defensive sectors such as Telecommunication Services and Utilities hurt relative performance.

•

The Fund seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

2011 proved to be a volatile period for the Greater China region. Inflation scares dominated early in the year as investors feared that loose monetary policies in the developed world were being transmitted to high-growth emerging economies, particularly in Asia, causing them to overheat. China was the focus of such worries. In the summer, it again became apparent that growth was stalling in the developed world and sovereign risks in Europe came to the fore. Eurozone fears continue to dominate, with emerging market investors’ anxiety shifting from fears of potential overheating to contagion.

We believe it is now clear that China’s economy is slowing, predominantly engineered by over a year of credit tightening and government policies to cool the housing market. To put this in context, China still delivered favorable GDP growth of over 9% GDP in 2011. We think there is evidence that the government’s focus has again shifted towards a pro-growth bias after an extended tightening cycle during which the main aim was containing inflation. To this end, in late November the required reserve ratio for banks was reduced by 50 basis points, and at the Central Economic Work Conference the government’s policy statement prioritized stable economic growth in 2012.

Performance Update

RS Greater China Fund returned -24.32% in the reporting period from May 16, 2011 to December 31, 2011, underperforming the MSCI Golden Dragon Index, which returned -18.99%.

Portfolio Review

Since Fund inception, stock selection in China and an underweight stance in sectors perceived to be defensive have detracted from the Fund’s relative performance. Telecommunications is the most notable example, and the Fund’s underweight position in China Mobile was the single biggest detractor from relative returns. Nevertheless, we

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Investment Style:

Greater China

RS GREATER CHINA FUND

remain bearish on the sector, struggling to see any significant growth or competitive advantage within the industry as operators struggle to benefit from the explosion in data usage.

The Fund’s exposure to the Chinese rail companies CSR Corp and China Railway Construction was also a notable detractor from the Fund’s relative performance. The sector was hit by a trio of issues: a corruption scandal at the Ministry of Rail, a high speed rail crash and concerns over future rail investment. With valuations now implying nearly zero growth, despite more than 20,000 kilometers of planned rail expansion, we believe these companies are attractive long term investments.

The top contributor to relative performance over the period was Baidu, China’s leading internet search engine. Over the year Baidu’s financial results consistently beat expectations, and we believe the adoption of mobile search represents a new growth avenue for this innovative company. The Taiwanese technology company Phison Electronics which focuses on the flash memory market was also a positive contributor. The company won several new tier-one client orders and delivered strong earnings results during the year.

Two food manufacturers, Want Want (rice crackers, milk drinks and candy) and Tingyi (beverages and noodles), also performed well for the Fund. Double-digit wage growth in China continues to underpin rising consumption trends and we believe both of these companies benefit from dominant market positions and strong brand recognition.

Outlook

Across the Greater China region inflation is now declining, monetary policy has begun to ease and stock multiples are currently inexpensive from a historical perspective. However, as was the case during the 2008 global financial crisis, external risks persist, with a worsening of the European outlook, a still-tentative recovery in the U.S., and extreme volatility in financial markets.

In these turbulent times we decline to invest in the perceived defensive sectors such as telecoms and utilities where we believe future growth expectations fail to excite, and revenue streams are under pressure. We believe the Fund is invested in well-managed and soundly-financed companies that boast strong competitive positions and ample growth prospects, and believe that valuations are low. We continue to seek out companies that we believe can benefit from the longer-term growth of the Greater China region.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2011.

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RS GREATER CHINA FUND

Characteristics (unaudited)

Total Net Assets: $19,300,477

Geographical Allocation[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	4.97%
CNOOC Ltd.	People’s Republic of China	4.59%
China Life Insurance Co. Ltd.	Taiwan	4.16%
China Construction Bank Corp., H shares	People’s Republic of China	4.13%
Baidu, Inc., ADR	People’s Republic of China	3.80%
Hon Hai Precision Industry Co. Ltd.	Taiwan	3.55%
Ping An Insurance (Group) Co. of China Ltd., H shares	People’s Republic of China	3.12%
China Shenhua Energy Co. Ltd., H shares	People’s Republic of China	3.02%
MediaTek, Inc.	Taiwan	2.70%
Kunlun Energy Co. Ltd.	People’s Republic of China	2.68%
Total		36.72%

1	The MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The MSCI Golden Dragon Index consists of the following country indices: China, Hong Kong and Taiwan. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

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RS GREATER CHINA FUND

Performance Update (unaudited)

Average Annual Total Returns
Since Inception*
Class A Shares (5/16/11)
without sales charge	-24.32%
with maximum sales charge	-27.92%
Class C Shares (5/16/11)
without sales charge	-25.00%
with sales charge	-25.75%
Class K Shares (5/16/11)	-24.66%
Class Y Shares (5/16/11)	-24.13%
MSCI Golden Dragon Index[1]	-18.99%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 5/16/11 in Class A shares of RS Greater China Fund and in the MSCI Golden Dragon Index. The starting point of $9,525 for Class A shares reflects the current maximum sales charge of 4.75%. Hypothetical $10,000 investments made on 5/16/11 in Class C shares, Class K shares, and Class Y shares would have the following values as of December 31, 2011: , $7,425 (Class C), $7,534 (Class K) and $7,587 (Class Y). While Class C shares and Class K shares have a higher starting value than Class A shares because they do not impose a sales charge on purchase, they have higher annual expenses and, therefore, day-to-day performance is lower than that of Class A shares. The chart above and the table on the preceding page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance quoted represents past performance and does not guarantee or predict future results.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The following tables show the Funds’ expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” for your Fund to estimate the expenses you paid on your account during this period. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A maintenance fee of $12.00 that is charged once a year may apply for IRAs. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

Based on Actual Return		Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
RS International Growth Fund	Class A	$1,000.00	$829.00	$6.45	1.40%
	Class B	$1,000.00	$823.70	$12.78	2.78%
	Class C	$1,000.00	$826.10	$9.85	2.14%
	Class K	$1,000.00	$826.90	$8.15	1.77%
	Class Y	$1,000.00	$830.70	$4.71	1.02%
RS Emerging Markets Fund	Class A	$1,000.00	$817.70	$6.78	1.48%
	Class B	$1,000.00	$814.70	$10.43	2.28%
	Class C	$1,000.00	$814.70	$10.34	2.26%
	Class K	$1,000.00	$816.40	$8.52	1.86%
	Class Y	$1,000.00	$818.10	$6.64	1.45%
RS Global Growth Fund	Class A	$1,000.00	$881.60	$6.64	1.40%
	Class C	$1,000.00	$877.50	$11.12	2.35%
	Class K	$1,000.00	$878.60	$9.14	1.93%
	Class Y	$1,000.00	$882.80	$5.17	1.09%
RS Greater China Fund	Class A	$1,000.00	$773.00	$7.82	1.75%
	Class C	$1,000.00	$766.90	$13.90	3.12%
	Class K	$1,000.00	$769.60	$10.75	2.41%
	Class Y	$1,000.00	$774.10	$6.17	1.38%
Based on Hypothetical Return (5% Return Before Expenses)
RS International Growth Fund	Class A	$1,000.00	$1,018.15	$7.12	1.40%
	Class B	$1,000.00	$1,011.19	$14.09	2.78%
	Class C	$1,000.00	$1,014.42	$10.87	2.14%
	Class K	$1,000.00	$1,016.28	$9.00	1.77%
	Class Y	$1,000.00	$1,020.06	$5.19	1.02%
RS Emerging Markets Fund	Class A	$1,000.00	$1,017.74	$7.53	1.48%
	Class B	$1,000.00	$1,013.71	$11.57	2.28%
	Class C	$1,000.00	$1,013.81	$11.47	2.26%
	Class K	$1,000.00	$1,015.83	$9.45	1.86%
	Class Y	$1,000.00	$1,017.90	$7.37	1.45%
RS Global Growth Fund	Class A	$1,000.00	$1,018.15	$7.12	1.40%
	Class C	$1,000.00	$1,013.36	$11.93	2.35%
	Class K	$1,000.00	$1,015.48	$9.80	1.93%
	Class Y	$1,000.00	$1,019.71	$5.55	1.09%
RS Greater China Fund	Class A	$1,000.00	$1,016.38	$8.89	1.75%
	Class C	$1,000.00	$1,009.48	$15.80	3.12%
	Class K	$1,000.00	$1,013.06	$12.23	2.41%
	Class Y	$1,000.00	$1,018.25	$7.02	1.38%
*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.RSinvestments.com	25

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26	www.RSinvestments.com

Financial Information

Year Ended December 31, 2011

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

December 31, 2011	Shares	Value
Common Stocks – 92.9%
Australia – 6.7%
Brambles Ltd.	976,322	$7,128,378
Fortescue Metals Group Ltd.	1,984,533	8,681,351
James Hardie Industries SE	347,137	2,420,109
Woodside Petroleum Ltd.	262,100	8,204,537
Woolworths Ltd.	250,594	6,432,337

		32,866,712
Brazil – 1.7%
BM&F BOVESPA S.A.	806,800	4,238,917
OGX Petroleo e Gas Participacoes S.A.(1)	565,000	4,125,613

		8,364,530
Chile – 0.6%
Sociedad Quimica y Minera de Chile S.A., ADR	56,000	3,015,600

		3,015,600
Denmark – 2.9%
Novo Nordisk A/S, Class B	66,242	7,610,092
Novozymes A/S, B Shares(1)	176,885	5,449,466
Vestas Wind Systems A/S(1)	106,953	1,150,290

		14,209,848
France – 6.0%
Essilor International S.A.	96,139	6,776,990
L’Oreal S.A.	96,712	10,072,525
PPR	87,528	12,493,679

		29,343,194
Germany – 4.4%
Adidas AG	124,371	8,080,763
Aixtron AG	246,031	3,126,852
Axel Springer AG	51,940	2,228,899
HeidelbergCement AG	67,236	2,847,746
SMA Solar Technology AG	49,311	2,748,565
TUI AG(1)	419,309	2,600,958

		21,633,783
Hong Kong – 1.5%
Hong Kong Exchanges & Clearing Ltd.	332,300	5,313,116
Li & Fung Ltd.	1,208,400	2,223,525

		7,536,641
India – 0.7%
Housing Development Finance Corp. Ltd.	199,400	2,433,256
Reliance Capital Ltd.	230,439	1,017,264

		3,450,520

28	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

December 31, 2011	Shares	Value
Israel – 1.1%
Teva Pharmaceutical Industries Ltd., ADR	139,300	$5,622,148

		5,622,148
Japan – 11.2%
Canon, Inc.	199,500	8,779,456
Gree, Inc.	179,400	6,167,100
Hoya Corp.	192,000	4,127,830
Kyocera Corp.	26,100	2,093,053
Nintendo Co. Ltd.	14,000	1,922,089
Rakuten, Inc.	13,923	14,979,064
Rohm Co. Ltd.	44,700	2,078,593
SMC Corp.	52,500	8,446,500
Yamada Denki Co. Ltd.	37,930	2,583,761
Yamaha Motor Co. Ltd.	293,700	3,714,622

		54,892,068
Luxembourg – 0.0%
Reinet Investments SCA(1)	3,406	60,389

		60,389
People’s Republic of China – 8.5%
Baidu, Inc., ADR(1)	195,800	22,804,826
China Merchants Bank Co. Ltd., H shares	2,127,400	4,275,194
CNOOC Ltd.	1,851,000	3,237,178
Ports Design Ltd.	219,000	330,856
Tencent Holdings Ltd.	542,000	10,845,705

		41,493,759
Peru – 0.6%
Credicorp Ltd.	28,283	3,096,140

		3,096,140
Singapore – 0.6%
Singapore Exchange Ltd.	621,000	2,935,271

		2,935,271
South Africa – 0.4%
Impala Platinum Holdings Ltd.	87,400	1,809,519

		1,809,519
South Korea – 1.8%
Celltrion, Inc.(1)	70,399	2,221,860
Samsung Electronics Co. Ltd.	7,175	6,599,833

		8,821,693
Spain – 4.4%
Banco Santander S.A.	1,268,118	9,580,189
Industria de Diseno Textil S.A.	146,524	11,961,471

		21,541,660

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	29

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH FUND

December 31, 2011	Shares	Value
Sweden – 7.9%
Alfa Laval AB	298,534	$5,637,942
Atlas Copco AB, Class B	889,532	16,839,008
Oriflame Cosmetics S.A., SDR	68,541	2,158,725
Sandvik AB	499,907	6,111,596
Svenska Handelsbanken AB, Class A	299,023	7,836,068

		38,583,339
Switzerland – 7.4%
ABB Ltd. (Reg S)(1)	329,166	6,183,797
Compagnie Financiere Richemont S.A., Class A	229,120	11,525,351
Geberit AG(1)	33,041	6,351,197
The Swatch Group AG	5,595	2,082,553
Syngenta AG (Reg S)(1)	33,858	9,949,186

		36,092,084
Taiwan – 1.1%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	418,807	5,406,798

		5,406,798
Turkey – 1.4%
Turkiye Garanti Bankasi A.S., ADR	2,232,617	6,943,439

		6,943,439
United Kingdom – 22.0%
ARM Holdings PLC	1,154,000	10,651,962
BG Group PLC	323,227	6,905,306
BHP Billiton PLC	491,100	14,357,632
British American Tobacco PLC	262,600	12,457,845
Meggitt PLC	1,251,960	6,852,992
Prudential PLC	1,140,200	11,281,332
Rolls-Royce Holdings PLC	1,004,000	11,624,467
SABMiller PLC	272,000	9,562,579
Signet Jewelers Ltd.	72,997	3,169,301
Standard Chartered PLC	586,457	12,827,288
TESCO PLC	1,364,300	8,536,202

		108,226,906
Total Common Stocks (Cost $475,866,030)		455,946,041

	Shares	Value
Preferred Stocks – 2.0%
Brazil – 1.2%
Itau Unibanco Holding S.A., ADR	310,140	5,756,199

		5,756,199

30	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH FUND

December 31, 2011	Shares	Value
Germany – 0.8%
Porsche Automobil Holding SE	76,850	$4,102,642

		4,102,642
Total Preferred Stocks (Cost $10,118,038)		9,858,841

	Principal Amount	Value
Repurchase Agreements – 1.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $8,488,009, due 1/3/2012(2)	$8,488,000	8,488,000
Total Repurchase Agreements (Cost $8,488,000)		8,488,000
Total Investments - 96.6% (Cost $494,472,068)		474,292,882
Other Assets, Net - 3.4%		16,449,242
Total Net Assets - 100.0%		$490,742,124

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.00%	11/15/2021	$8,661,356

Legend:

ADR – American Depositary Receipt.

SDR – Swedish Depository Receipt.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$55,253,481	$400,692,560	*	$—	$455,946,041

Preferred Stocks	5,756,199	4,102,642	*	—	9,858,841

Repurchase Agreements	—	8,488,000		—	8,488,000

Total	$61,009,680	$413,283,202		$—	$474,292,882

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	31

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2011	Shares	Value
Common Stocks – 90.8%
Brazil – 5.9%
Embraer S.A., ADR	359,707	$9,071,810
MercadoLibre, Inc.	152,950	12,165,643
Petroleo Brasileiro S.A., ADR	892,800	22,186,080
Vale S.A., ADR	2,333,500	50,053,575

		93,477,108
Egypt – 0.5%
Commercial International Bank Egypt SAE	979,611	3,077,428
Egyptian Financial Group-Hermes Holding SAE(1)	2,612,510	4,370,073

		7,447,501
Hong Kong – 1.0%
Hang Lung Properties Ltd.	5,323,000	15,109,780

		15,109,780
India – 5.7%
ACC Ltd.	539,200	11,565,022
GAIL India Ltd.	1,366,447	9,894,192
Hero Motocorp Ltd.	410,500	14,718,007
Housing Development Finance Corp. Ltd.	1,572,100	19,184,162
Infrastructure Development Finance Co. Ltd.	7,051,000	12,073,155
Niko Resources Ltd.	458,400	21,701,725

		89,136,263
Indonesia – 5.4%
PT Astra International Tbk	2,521,500	20,547,934
PT Bank Rakyat Indonesia Tbk	24,452,500	18,176,095
PT Bumi Resources Tbk	85,538,000	20,437,329
PT Semen Gresik (Persero) Tbk	13,266,500	16,739,294
PT Tambang Batubara Bukit Asam Tbk	5,018,500	9,584,481

		85,485,133
Kazakhstan – 0.8%
Kazakhmys PLC	918,000	13,254,811

		13,254,811
Malaysia – 1.0%
Public Bank Berhad	3,641,700	15,231,727

		15,231,727
Mexico – 2.4%
America Movil S.A.B. de C.V., ADR, Series L	626,200	14,152,120
Wal-Mart de Mexico S.A.B. de C.V.	8,580,844	23,550,942

		37,703,062

32	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

December 31, 2011	Shares	Value
People’s Republic of China – 16.0%
Baidu, Inc., ADR(1)	235,900	$27,475,273
Bank of China Ltd., H shares	50,164,300	18,459,391
China Construction Bank Corp., H shares	26,238,510	18,225,535
China National Building Material Co. Ltd., H shares	8,704,000	9,791,751
China Railway Construction Corp. Ltd., H shares	27,343,500	14,966,526
China Shenhua Energy Co. Ltd., H shares	10,290,000	44,562,719
China Taiping Insurance Holdings Co. Ltd.(1)	6,309,000	11,635,853
CNOOC Ltd.	11,854,000	20,731,234
CSR Corp. Ltd., H shares	30,283,000	17,228,616
Focus Media Holding Ltd., ADR(1)	638,700	12,448,263
Ping An Insurance (Group) Co. of China Ltd., H shares	2,676,500	17,594,190
Tencent Holdings Ltd.	788,000	15,768,295
Want Want China Holdings Ltd.	22,669,000	22,609,282

		251,496,928
Peru – 1.1%
Credicorp Ltd.	163,490	17,897,250

		17,897,250
Russia – 5.7%
Evraz PLC(1)	2,360,400	13,735,382
Gazprom OAO, ADR	1,470,150	15,662,881
NovaTek OAO, GDR, (Reg S)	107,200	13,410,206
Petropavlovsk PLC	942,667	9,020,984
Sberbank of Russia, ADR(1)	3,028,800	29,956,580
X5 Retail Group N.V., GDR (Reg S)(1)	373,920	8,523,184

		90,309,217
South Africa – 5.0%
Gold Fields Ltd.	767,175	11,763,756
Impala Platinum Holdings Ltd.	376,900	7,803,293
Lonmin PLC	1,348,378	20,544,426
Massmart Holdings Ltd.	434,742	9,084,267
Naspers Ltd., N shares	685,000	29,921,820

		79,117,562
South Korea – 14.8%
Cheil Industries, Inc.(1)	224,100	19,679,859
E-Mart Co. Ltd.(1)	59,851	14,472,595
Hyundai Engineering & Construction Co. Ltd.(1)	132,200	8,096,485
Hyundai Glovis Co. Ltd.(1)	182,400	30,458,611
Hyundai Mobis(1)	116,900	29,701,009

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	33

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

December 31, 2011	Shares	Value
South Korea (continued)
LG Corp.(1)	327,300	$17,477,047
LS Corp.(1)	98,300	6,497,761
NHN Corp.(1)	68,200	12,499,363
Samsung Electronics Co. Ltd.	78,200	71,931,279
Samsung Fire & Marine Insurance Co. Ltd.	124,800	22,885,809

		233,699,818
Taiwan – 9.2%
China Life Insurance Co. Ltd.	41,407,675	33,421,683
Far Eastern Department Stores Ltd.	15,602,627	18,374,998
Hon Hai Precision Industry Co. Ltd.	12,835,860	35,102,656
MediaTek, Inc.	1,763,476	16,141,096
Taiwan Semiconductor Manufacturing Co. Ltd.	16,844,534	42,087,731

		145,128,164
Thailand – 2.6%
Bank of Ayudhya Public Co. Ltd.	36,500,200	25,405,151
Siam Commercial Bank Public Co. Ltd.	4,209,800	15,515,663

		40,920,814
Turkey – 1.0%
Turkiye Garanti Bankasi A.S.	5,155,298	16,027,131

		16,027,131
Other African Countries – 7.0%
African Petroleum Corp. Ltd.(1)	22,512,300	9,210,235
Chariot Oil & Gas Ltd.(1)	4,795,035	7,931,707
First Quantum Minerals Ltd.	984,600	19,377,894
Kenmare Resources PLC(1)	35,967,831	25,740,279
Tullow Oil PLC	2,177,900	47,321,813

		109,581,928
Other Emerging Markets Countries – 5.7%
Dragon Oil PLC	7,637,048	54,322,057
Gulf Keystone Petroleum Ltd.(1)	12,235,858	36,334,901

		90,656,958
Total Common Stocks (Cost $1,353,343,434)		1,431,681,155

	Shares	Value
Preferred Stocks – 9.3%
Brazil – 7.7%
Banco Bradesco S.A.	1,526,776	25,170,011
Bradespar S.A.	615,200	10,452,051

34	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS FUND

December 31, 2011	Shares	Value
Brazil (continued)
Comp. Lorenz S.A.(1)(2)(3)	4,700,000	$—
Companhia Energetica de Minas Gerais	1,044,672	18,633,554
Itau Unibanco Holding S.A.	969,700	17,670,609
Itausa-Investimentos Itau S.A.	4,572,580	27,652,434
Petroleo Brasileiro S.A.	1,888,700	21,760,173

		121,338,832
South Korea – 1.6%
Samsung Electronics Co. Ltd.	43,253	25,067,854

		25,067,854
Total Preferred Stocks (Cost $118,434,986)		146,406,686

	Principal Amount	Value
Repurchase Agreements – 1.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $27,982,031, due 1/3/2012(4)	$27,982,000	27,982,000
Total Repurchase Agreements (Cost $27,982,000)		27,982,000
Total Investments - 101.9% (Cost $1,499,760,420)		1,606,069,841
Other Liabilities, Net - (1.9)%		(29,993,182)
Total Net Assets - 100.0%		$1,576,076,659

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets

Comp. Lorenz S.A.	4,700,000	$179,645	$—	6/27/1997	0.00%

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Note	2.75%	2/15/2019	$28,542,150

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	35

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS FUND

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$253,026,192	$1,178,654,963	*	$—	$1,431,681,155

Preferred Stocks	121,338,832	25,067,854	*	—	146,406,686

Repurchase Agreements	—	27,982,000		—	27,982,000

Total	$374,365,024	$1,231,704,817		$—	$1,606,069,841

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

36	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

December 31, 2011	Shares	Value
Common Stocks – 97.3%
Australia – 2.3%
Brambles Ltd.	64,811	$473,202
Cochlear Ltd.	1,734	110,128

		583,330
Belgium – 1.1%
Groupe Bruxelles Lambert S.A.	4,332	288,184

		288,184
Brazil – 4.1%
BM&F BOVESPA S.A.	49,000	257,445
OdontoPrev S.A.	10,900	155,443
OGX Petroleo e Gas Participacoes S.A.(1)	37,100	270,903
Vale S.A., ADR	17,700	364,620

		1,048,411
Canada – 0.8%
Ritchie Bros. Auctioneers, Inc.	9,752	215,324

		215,324
Denmark – 1.3%
Carlsberg A/S, Class B	3,436	241,941
Jyske Bank A/S(1)	3,553	87,107

		329,048
Egypt – 0.3%
Egyptian Financial Group-Hermes Holding SAE(1)	45,872	76,732

		76,732
Germany – 0.8%
Deutsche Boerse AG(1)	3,789	198,308

		198,308
Greece – 1.3%
Coca-Cola Hellenic Bottling Co. S.A.(1)	20,407	344,299

		344,299
Hong Kong – 0.6%
Hong Kong Exchanges & Clearing Ltd.	9,600	153,494

		153,494
Indonesia – 0.5%
PT Bank Negara Indonesia (Persero) Tbk	291,000	121,723

		121,723
Ireland – 0.8%
CRH PLC	5,465	108,473
Ryanair Holdings PLC, ADR(1)	3,522	98,123

		206,596

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	37

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

December 31, 2011	Shares	Value
Japan – 6.1%
INPEX Corp.	65	$409,255
NAMCO BANDAI Holdings, Inc.	22,500	319,332
Olympus Corp.	8,800	115,675
Rohm Co. Ltd.	4,200	195,304
Tokyo Electron Ltd.	2,400	121,602
Yamaha Motor Co. Ltd.	32,300	408,520

		1,569,688
Mexico – 1.0%
America Movil S.A.B. de C.V., ADR, Series L	11,700	264,420

		264,420
Netherlands – 0.5%
QIAGEN N.V.(1)	8,800	121,528

		121,528
Norway – 0.6%
Norsk Hydro ASA	33,640	155,287

		155,287
Other Emerging Markets Countries – 0.5%
Dragon Oil PLC	17,351	123,417

		123,417
People’s Republic of China – 3.2%
Baidu, Inc., ADR(1)	1,300	151,411
China Mobile Ltd.	23,500	228,316
Mindray Medical International Ltd., ADR	7,606	195,018
Shanda Interactive Entertainment Ltd., ADR(1)	1,709	68,377
Shandong Weigao Group Medical Polymer Co. Ltd., H shares	140,000	126,124
SINA Corp.(1)	1,200	62,400

		831,646
Russia – 0.8%
Gazprom OAO, ADR	18,700	199,229

		199,229
Singapore – 0.8%
DBS Group Holdings Ltd.	24,000	213,031

		213,031
South Africa – 3.4%
Clicks Group Ltd.	47,047	269,412
Naspers Ltd., N shares	10,030	438,125
Standard Bank Group Ltd.	14,615	178,530

		886,067

38	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL GROWTH FUND

December 31, 2011	Shares	Value
South Korea – 1.4%
Samsung Electronics Co. Ltd., GDR (Reg S)	800	$367,870

		367,870
Sweden – 4.8%
Atlas Copco AB, Class B	25,496	482,644
Investor AB, Class B	11,388	211,802
Svenska Handelsbanken AB, Class A	20,395	534,463

		1,228,909
Switzerland – 10.3%
ABB Ltd. (Reg S)(1)	11,166	209,767
Compagnie Financiere Richemont S.A., Class A	8,763	440,802
Julius Baer Group Ltd.(1)	6,141	239,207
Nestle S.A. (Reg S)	11,404	654,858
Roche Holding AG	2,974	502,958
Schindler Holding AG	5,068	589,104

		2,636,696
Taiwan – 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	26,700	344,697

		344,697
Turkey – 1.3%
Anadolu Efes Biracilik Ve Malt Sanayii AS	9,714	116,809
BIM Birlesik Magazalar A.S., GDR(2)	4,508	125,315
Turkiye Garanti Bankasi A.S., ADR	32,718	101,753

		343,877
United Kingdom – 12.3%
Aggreko PLC	4,843	151,542
British American Tobacco PLC	6,000	284,642
Bunzl PLC	21,000	288,152
Cairn Energy PLC(1)	34,000	139,784
Hays PLC	93,880	93,259
HSBC Holdings PLC	29,000	221,387
Man Group PLC	51,000	99,528
Prudential PLC	57,000	563,968
Rolls-Royce Holdings PLC(1)	30,000	347,345
Vodafone Group PLC	122,000	340,149
Wolseley PLC	19,000	628,429

		3,158,185
United States – 35.1%
Altria Group, Inc.	6,717	199,159
Amazon.com, Inc.(1)	1,972	341,353
Bed, Bath & Beyond, Inc.(1)	3,263	189,156
CarMax, Inc.(1)	4,200	128,016

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	39

SCHEDULE OF INVESTMENTS — RS GLOBAL GROWTH FUND

December 31, 2011	Shares	Value
United States (continued)
Cisco Systems, Inc.	9,857	$178,215
Deere & Co.	2,826	218,591
eBay, Inc.(1)	13,111	397,657
EOG Resources, Inc.	3,179	313,163
Fairfax Financial Holdings Ltd.	1,025	441,980
FLIR Systems, Inc.	14,198	355,944
Google, Inc., Class A(1)	679	438,566
Illumina, Inc.(1)	2,953	90,007
International Game Technology	14,962	257,346
Intuitive Surgical, Inc.(1)	410	189,834
Markel Corp.(1)	982	407,206
MasterCard, Inc., Class A	1,062	395,935
Medco Health Solutions, Inc.(1)	2,350	131,365
Mohawk Industries, Inc.(1)	2,315	138,553
Moody’s Corp.	8,441	284,293
National Oilwell Varco, Inc.	3,055	207,709
New York Community Bancorp, Inc.	25,500	315,435
Omnicom Group, Inc.	7,979	355,704
PepsiCo, Inc.	7,882	522,971
Philip Morris International, Inc.	4,752	372,937
Praxair, Inc.	2,368	253,139
Seattle Genetics, Inc.(1)	6,100	101,962
The Progressive Corp.	7,452	145,389
The Walt Disney Co.	6,929	259,837
VistaPrint N.V.(1)	5,962	182,437
Wal-Mart Stores, Inc.	4,271	255,235
Walgreen Co.	13,292	439,434
Waters Corp.(1)	3,805	281,760
WellPoint, Inc.	3,642	241,282

		9,031,570
Total Common Stocks (Cost $27,746,668)		25,041,566

	Shares	Value
Preferred Stocks – 0.9%
Brazil – 0.9%
Petroleo Brasileiro S.A., ADR	10,100	237,249

		237,249
Total Preferred Stocks (Cost $293,425)		237,249

40	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GLOBAL GROWTH FUND

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 1.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $401,000, due 1/3/2012(3)	$401,000	$401,000
Total Repurchase Agreements (Cost $401,000)		401,000
Total Investments - 99.8% (Cost $28,441,093)		25,679,815
Other Assets, Net - 0.2%		58,033
Total Net Assets - 100.0%		$25,737,848

(1)	Non-income producing security.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $125,315, representing 0.5% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	3.875%	8/15/2040	$410,550

Legend:

ADR – American Depositary Receipt.

GDR – Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$11,828,347	$13,213,219	*	$—	$25,041,566

Preferred Stocks	237,249	—		—	237,249

Repurchase Agreements	—	401,000		—	401,000

Total	$12,065,596	$13,614,219		$—	$25,679,815

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	41

SCHEDULE OF INVESTMENTS — RS GREATER CHINA FUND

December 31, 2011	Shares	Value
Common Stocks – 98.4%
Hong Kong – 15.9%
AIA Group Ltd.	89,600	$278,918
ASM Pacific Technology Ltd.	13,500	151,203
BOC Hong Kong (Holdings) Ltd.	158,500	374,004
Great Eagle Holdings Ltd.	47,000	92,031
Hang Lung Group Ltd.	80,000	435,242
Henderson Land Development Co. Ltd.	31,000	153,566
Hong Kong Exchanges & Clearing Ltd.	8,200	131,109
Li & Fung Ltd.	64,000	117,764
Midland Holdings Ltd.	536,000	278,012
Sino Land Co. Ltd.	138,600	196,955
Sun Hung Kai & Co. Ltd.	204,968	107,467
Swire Pacific Ltd., Class A	29,000	349,594
Wing Hang Bank Ltd.	49,500	405,293

		3,071,158
People’s Republic of China – 53.7%
Alibaba.com Ltd.(1)	253,000	261,311
Angang Steel Co. Ltd., H shares	330,000	237,032
Baidu, Inc., ADR(1)	6,300	733,761
Bank of China Ltd., H shares	1,151,000	423,543
Bosideng International Holdings Ltd.	604,000	169,775
China Construction Bank Corp., H shares	1,147,000	796,718
China Life Insurance Co. Ltd., H shares	84,000	207,238
China Merchants Bank Co. Ltd., H shares	193,000	387,850
China National Building Material Co. Ltd., H shares	250,000	281,243
China Railway Construction Corp. Ltd., H shares	351,500	192,394
China Resources Land Ltd.	68,000	108,421
China Shenhua Energy Co. Ltd., H shares	134,500	582,477
China Taiping Insurance Holdings Co. Ltd.(1)	201,000	370,710
China Vanke Co. Ltd., Class B	193,200	190,620
CNOOC Ltd.	507,000	886,683
CSR Corp. Ltd., H shares	730,000	415,312
ENN Energy Holdings Ltd.	58,000	185,689
Focus Media Holding Ltd., ADR(1)	18,860	367,581
Hengan International Group Co. Ltd.	26,000	242,405
Kingdee International Software Group Co. Ltd.	534,000	143,291
Kunlun Energy Co. Ltd.	366,000	518,074
Lianhua Supermarket Holdings Ltd., H shares	95,400	122,116
Minth Group Ltd.	148,000	138,259
PetroChina Co. Ltd., H shares	250,000	311,100
Phoenix Satellite Television Holdings Ltd.	882,000	221,833

42	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

RS GREATER CHINA FUND

December 31, 2011	Shares	Value
People’s Republic of China (continued)
Ping An Insurance (Group) Co. of China Ltd., H shares	91,500	$601,483
Ports Design Ltd.	86,000	129,925
SouthGobi Resources Ltd.(1)	22,600	131,279
Tencent Holdings Ltd.	22,000	440,232
Tingyi (Cayman Islands) Holding Corp.	100,000	302,902
Want Want China Holdings Ltd.	256,000	255,326

		10,356,583
Taiwan – 28.8%
Advanced Semiconductor Engineering, Inc.	416,589	356,905
China Life Insurance Co. Ltd.	994,840	802,973
China Steel Corp.	487,200	463,093
Evergreen Marine Corp.	570,897	288,107
Far Eastern Department Stores Ltd.	291,500	343,295
Hon Hai Precision Industry Co. Ltd.	250,700	685,598
HTC Corp.	14,700	240,944
Huaku Development Co. Ltd.	89,604	181,127
Hung Poo Real Estate Development Corp.	171,588	113,177
MediaTek, Inc.	57,000	521,721
Phison Electronics Corp.	49,000	294,104
Sinyi Realty Co. Ltd.	124,800	153,643
Taiwan Fertilizer Co. Ltd.	69,000	160,377
Taiwan Semiconductor Manufacturing Co. Ltd.	384,000	959,462

		5,564,526
Total Common Stocks (Cost $24,682,517)		18,992,267

	Principal Amount	Value
Repurchase Agreements – 1.2%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $234,000, due 1/3/2012(2)	$234,000	234,000
Total Repurchase Agreements (Cost $234,000)		234,000
Total Investments - 99.6% (Cost $24,916,517)		19,226,267
Other Assets, Net - 0.4%		74,210
Total Net Assets - 100.0%		$19,300,477

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	43

SCHEDULE OF INVESTMENTS — RS GREATER CHINA FUND

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value

U.S. Treasury Bond	3.875%	8/15/2040	$241,500

Legend:

ADR – American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$1,101,342	$17,890,925	*	$—	$18,992,267

Repurchase Agreements	—	234,000		—	234,000

Total	$1,101,342	$18,124,925		$—	$19,226,267

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

44	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

www.RSinvestments.com	45

FINANCIAL INFORMATION

Statements of Assets and Liabilities As of December 31, 2011	RS International Growth
Assets
Investments, at value	$474,292,882
Cash and cash equivalents	734
Foreign currency, at value	852,345
Receivable for fund shares subscribed	18,154,451
Dividends/interest receivable	423,050
Receivable for investments sold	89,894
Due from distributor	—

Total Assets	493,813,356

Liabilities
Payable for fund shares redeemed	1,617,742
Payable for investments purchased	1,047,117
Payable to adviser	313,055
Payable to distributor	1,859
Accrued trustees’ fees	1,759
Accrued foreign capital gains tax	—
Accrued expenses/other liabilities	89,700

Total Liabilities	3,071,232

Total Net Assets	$490,742,124

Net Assets Consist of:
Paid-in capital	$515,336,859
Distributions in excess of net investment income	—
Accumulated net investment income/(loss)	1,291,323
Accumulated net realized loss from investments and foreign currency transactions	(5,720,545)
Net unrealized appreciation/(depreciation) on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(20,165,513)

Total Net Assets	$490,742,124

Investments, at Cost	$494,472,068

Foreign Currency, at Cost	$844,414

Pricing of Shares
Net Assets:
Class A	$29,807,366
Class B	480,524
Class C	1,600,038
Class K	4,131,982
Class Y	454,722,214
Shares of Beneficial Interest Outstanding with no Par Value:
Class A	1,930,896
Class B	35,653
Class C	117,587
Class K	274,940
Class Y	29,489,599
Net Asset Value Per Share:
Class A	$15.44
Class B	13.48
Class C	13.61
Class K	15.03
Class Y	15.42
Sales Charge Class A (Load)	4.75%
Maximum Offering Price Per Class A Share	$16.21

46	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets	RS Global Growth	RS Greater China

$1,606,069,841	$25,679,815	$19,226,267
877	711	604
6,367,028	58,227	132,605
2,855,792	682	1,665
2,666,171	50,478	3,647
—	25,106	—
—	3,363	10,229

1,617,959,709	25,818,382	19,375,017

37,855,456	—	—
871,062	40,883	—
1,389,107	17,399	18,258
88,438	—	—
19,027	235	223
952,424	—	—
707,536	22,017	56,059

41,883,050	80,534	74,540

$1,576,076,659	$25,737,848	$19,300,477

$1,573,727,521	$28,690,323	$25,617,192
(20,538,830)	(8,305)	—
—	—	18,250

(82,369,614)	(181,916)	(645,011)

105,257,582	(2,762,254)	(5,689,954)

$1,576,076,659	$25,737,848	$19,300,477

$1,499,760,420	$28,441,093	$24,916,517

$6,465,195	$58,564	$132,335

$919,102,720	$11,210,363	$6,784,685
4,214,526	—	—
62,236,764	3,508,260	3,016,709
36,423,524	3,505,133	3,014,303
554,099,125	7,514,092	6,484,780

43,487,331	1,275,086	903,660
238,503	—	—
3,512,594	401,387	402,011
1,788,902	400,000	401,301
26,161,059	853,157	863,946

$21.13	$8.79	$7.51
17.67	—	—
17.72	8.74	7.50
20.36	8.76	7.51
21.18	8.81	7.51
4.75%	4.75%	4.75%
$22.18	$9.23	$7.88

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	47

FINANCIAL INFORMATION

Statements of Operations For the Year Ended December 31, 2011	RS International Growth
Investment Income
Dividends	$3,604,976
Interest	939
Withholding taxes on foreign dividends	(284,003)

Total Investment Income	3,321,912

Expenses
Investment advisory fees	1,594,577
Distribution fees	275,510
Transfer agent fees	200,552
Custodian fees	124,584
Registration fees	123,367
Professional fees	39,518
Shareholder reports	23,606
Administrative service fees	22,179
Trustees’ fees	5,641
Insurance expense	2,278
Other expenses	3,971

Total Expenses	2,415,783

Less: Fee waiver by distributor	(5,782)
Less: Custody credits	(348)

Total Expenses, Net	2,409,653

Net Investment Income	912,259

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain/(loss) from investments	1,361,891
Net realized gain/(loss) from foreign currency transactions	361,720
Net change in unrealized appreciation/depreciation on investments	(32,829,905)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	13,154
Net change in accrued foreign capital gains tax	—

Net Loss on Investments and Foreign Currency Transactions and Foreign Capital Gains Tax	(31,093,140)

Net Decrease in Net Assets Resulting from Operations	$(30,180,881)

48	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets	RS Global Growth(1)	RS Greater China(1)

$38,850,358	$263,601	$484,609
135,665	46	32
(4,428,764)	(7,989)	(80,270)

34,557,259	255,658	404,371

19,417,909	120,675	149,964
4,071,242	51,787	47,233
2,906,613	33,960	55,395
1,075,000	24,663	25,487
162,126	7,667	7,706
168,733	29,970	29,915
484,798	13,895	13,820
244,436	1,796	1,695
78,279	577	557
60,113	430	426
51,941	378	243

28,721,190	285,798	332,441

—	(56,878)	(70,306)
(91)	(47)	(55)

28,721,099	228,873	262,080

5,836,160	26,785	142,291

(31,367,329)	(181,916)	(645,011)
(2,091,227)	(78,599)	(21,565)
(418,643,055)	(2,761,278)	(5,690,250)

(178,169)	(976)	296
700,269	—	—

(451,579,511)	(3,022,769)	(6,356,530)

$(445,743,351)	$(2,995,984)	$(6,214,239)

(1)	Commenced operations on May 17, 2011.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	49

FINANCIAL INFORMATION

Statements of Changes in Net Assets	RS International Growth

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$912,259	$91,234
Net realized gain/(loss) from investments and foreign currency transactions	1,723,611	967,065
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(32,816,751)	7,834,877

Net Increase/(Decrease) in Net Assets Resulting from Operations	(30,180,881)	8,893,176

Distributions to Shareholders
Net investment income
Class A	(7,018)	(659,566)
Class B	(128)	(9,108)
Class C	(416)	(176,588)
Class K	(1,067)	(311,253)
Class Y	(1,270,316)	(533,926)

Total Distributions	(1,278,945)	(1,690,441)

Capital Share Transactions
Proceeds from sales of shares	494,428,039	34,468,686
Reinvestment of distributions	822,894	1,644,144
Cost of shares redeemed	(57,259,521)	(12,638,859)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	437,991,412	23,473,971

Increase from Regulatory Settlements	1,456,522	149,897

Net Increase/(Decrease) in Net Assets	407,988,108	30,826,603

Net Assets
Beginning of year	82,754,016	51,927,413

End of year	$490,742,124	$82,754,016

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(266,944)

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$1,291,323	$—

Other Information:
Shares
Sold	30,685,506	2,053,837
Reinvested	55,048	95,381
Redeemed	(3,645,208)	(783,857)

Net Increase/(Decrease)	27,095,346	1,365,361

50	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

RS Emerging Markets		RS Global Growth(1)	RS Greater China(1)

For the Year Ended 12/31/11	For the Year Ended 12/31/10	For the Period Ended 12/31/11	For the Period Ended 12/31/11

$5,836,160	$529,382	$26,785	$142,291

(33,458,556)	112,210,738	(260,515)	(666,576)

(418,120,955)	225,544,142	(2,762,254)	(5,689,954)

(445,743,351)	338,284,262	(2,995,984)	(6,214,239)

—	(28,297,451)	—	(50,272)
—	(109,329)	—	—
—	(1,868,724)	—	—
—	(889,589)	—	(9,520)
—	(15,029,229)	—	(63,627)

—	(46,194,322)	—	(123,419)

630,563,495	1,411,610,877	28,783,613	25,687,499
—	39,910,885	—	123,412
(793,951,354)	(897,398,025)	(49,781)	(172,776)

(163,387,859)	554,123,737	28,733,832	25,638,135

—	2,413	—	—

(609,131,210)	846,216,090	25,737,848	19,300,477

2,185,207,869	1,338,991,779	—	—

$1,576,076,659	$2,185,207,869	$25,737,848	$19,300,477

$(20,538,830)	$(37,004,878)	$(8,305)	$—

$—	$—	$—	$18,250

26,103,677	60,767,216	2,935,170	2,575,726
—	1,570,777	—	16,893
(33,453,263)	(38,415,050)	(5,540)	(21,701)

(7,349,586)	23,922,943	2,929,630	2,570,918

(1)	Commenced operations on May 17, 2011.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	51

FINANCIAL INFORMATION

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of each Fund’s share class inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized and Unrealized Gain/ (Loss)	Total Operations	Distributions From Net Investment Income		Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
RS International Growth Fund
Class A
Year Ended 12/31/11	$17.79	$0.14	[3]	$(2.61)	$(2.47)	$—	[4]	$—	$—	$—	[4]
Year Ended 12/31/10	15.73	0.07	[3]	2.32	2.39	(0.37)		—	—	(0.37)
Year Ended 12/31/09	11.59	0.09	[3]	3.85	3.94	—		—	—	—
Year Ended 12/31/08	20.70	0.27		(9.22)	(8.95)	(0.14)		—	(0.02)	(0.16)
Year Ended 12/31/07	18.59	0.18		2.44	2.62	(0.51)		—	—	(0.51)

Class B
Year Ended 12/31/11	$15.73	$(0.07)	[3]	$(2.30)	$(2.37)	$—	[4]	$—	$—	$—	[4]
Year Ended 12/31/10	13.96	(0.09)	[3]	2.04	1.95	(0.22)		—	—	(0.22)
Year Ended 12/31/09	10.36	(0.01)	[3]	3.41	3.40	—		—	—	—
Year Ended 12/31/08	18.45	(0.71)		(7.36)	(8.07)	—		—	(0.02)	(0.02)
Year Ended 12/31/07	16.61	(0.32)		2.52	2.20	(0.36)		—	—	(0.36)

Class C
Year Ended 12/31/11	$15.79	$0.04	[3]	$(2.34)	$(2.30)	$—	[4]	$—	$—	$—	[4]
Year Ended 12/31/10	14.03	(0.05)	[3]	2.06	2.01	(0.29)		—	—	(0.29)
Year Ended 12/31/09	10.41	—	[3,4]	3.42	3.42	—		—	—	—
Year Ended 12/31/08	18.60	0.12		(8.25)	(8.13)	(0.04)		—	(0.02)	(0.06)
Year Ended 12/31/07	16.76	—		2.23	2.23	(0.39)		—	—	(0.39)

Class K
Year Ended 12/31/11	$17.39	$0.10	[3]	$(2.58)	$(2.48)	$—	[4]	$—	$—	$—	[4]
Year Ended 12/31/10	15.41	—	[3,4]	2.26	2.26	(0.32)		—	—	(0.32)
Year Ended 12/31/09	11.37	0.06	[3]	3.78	3.84	—		—	—	—
Year Ended 12/31/08	20.31	0.21		(9.04)	(8.83)	(0.09)		—	(0.02)	(0.11)
Year Ended 12/31/07	18.25	0.05		2.44	2.49	(0.43)		—	—	(0.43)

Class Y
Year Ended 12/31/11	$17.76	$0.06	[3]	$(2.47)	$(2.41)	$(0.05)		$—	$—	$(0.05)
Year Ended 12/31/10	15.84	(0.04)	[3]	2.36	2.32	(0.44)		—	—	(0.44)
Period From 3/10/09[7] to 12/31/09[8]	9.20	(0.26)	[3]	6.70	6.44	—		—	—	—

See notes to Financial Highlights on page 56-57.

52	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Increase From Regulatory Settlements	Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.12	$15.44	(13.19)%	[5]	$29,807	1.40%		1.42%		0.82%		0.80%		15%
0.04	17.79	15.50%	[5]	32,556	1.54%		1.60%		0.45%		0.39%		23%
0.20	15.73	35.72%	[5]	28,303	1.73%		1.75%		0.71%		0.69%		99%
—	11.59	(43.23)%		23,622	1.50%		1.50%		1.42%		1.42%		35%
—	20.70	14.17%		48,629	1.52%		1.52%	[6]	0.65%		0.65%		25%

$0.12	$13.48	(14.28)%	[5]	$481	2.71%		2.71%		(0.47)%		(0.47)%		15%
0.04	15.73	14.27%	[5]	661	2.65%		2.65%		(0.64)%		(0.64)%		23%
0.20	13.96	34.75%	[5]	718	2.59%		2.59%		(0.06)%		(0.06)%		99%
—	10.36	(43.76)%		2,322	2.35%		2.35%		0.59%		0.59%		35%
—	18.45	13.35%		5,338	2.30%		2.30%		(0.13)%		(0.13)%		25%

$0.12	$13.61	(13.78)%	[5]	$1,600	2.14%		2.14%		0.26%		0.26%		15%
0.04	15.79	14.61%	[5]	10,124	2.30%		2.30%		(0.32)%		(0.32)%		23%
0.20	14.03	34.77%	[5]	8,040	2.43%		2.43%		(0.02)%		(0.02)%		99%
—	10.41	(43.68)%		5,946	2.23%		2.23%		0.66%		0.66%		35%
—	18.60	13.37%		10,317	2.24%		2.24%		(0.10)%		(0.10)%		25%

$0.12	$15.03	(13.55)%	[5]	$4,132	1.78%		1.78%		0.59%		0.59%		15%
0.04	17.39	14.95%	[5]	17,234	1.95%		1.95%		0.03%		0.03%		23%
0.20	15.41	35.53%	[5]	14,790	1.96%		2.12%		0.45%		0.29%		99%
—	11.37	(43.45)%		10,896	1.85%		1.86%		1.04%		1.03%		35%
—	20.31	13.71%		17,633	1.96%		1.96%		0.17%		0.17%		25%

$0.12	$15.42	(12.90)%	[5]	$454,722	1.04%		1.04%		0.38%		0.38%		15%
0.04	17.76	14.93%	[5]	22,179	1.16%		1.16%		(0.22)%		(0.22)%		23%
0.20	15.84	72.17%	[5]	76	3.69%	[9]	3.69%	[9]	(2.21)%	[9]	(2.21)%	[9]	99%

See notes to Financial Highlights on page 56-57.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	53

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Emerging Markets Fund
Class A
Year Ended 12/31/11	$26.74	$0.07	[3]	$(5.68)	$(5.61)	$—	$—	$—
Year Ended 12/31/10	23.12	(0.01)	[3]	4.18	4.17	(0.55)	—	(0.55)
Year Ended 12/31/09	12.14	(0.02)	[3]	11.29	11.27	(0.29)	—	(0.29)
Year Ended 12/31/08	27.68	0.07		(15.49)	(15.42)	—	(0.12)	(0.12)
Year Ended 12/31/07	22.01	0.15		9.31	9.46	(0.35)	(3.44)	(3.79)
Class B
Year Ended 12/31/11	$22.56	$(0.13)	[3]	$(4.76)	$(4.89)	$—	$—	$—
Year Ended 12/31/10	19.59	(0.18)	[3]	3.52	3.34	(0.37)	—	(0.37)
Year Ended 12/31/09	10.28	(0.11)	[3]	9.52	9.41	(0.10)	—	(0.10)
Year Ended 12/31/08	23.69	(0.52)		(12.77)	(13.29)	—	(0.12)	(0.12)
Year Ended 12/31/07	19.24	0.09		7.97	8.06	(0.17)	(3.44)	(3.61)
Class C
Year Ended 12/31/11	$22.59	$(0.10)	[3]	$(4.77)	$(4.87)	$—	$—	$—
Year Ended 12/31/10	19.63	(0.15)	[3]	3.52	3.37	(0.41)	—	(0.41)
Year Ended 12/31/09	10.35	(0.13)	[3]	9.60	9.47	(0.19)	—	(0.19)
Year Ended 12/31/08	23.82	(0.01)		(13.34)	(13.35)	—	(0.12)	(0.12)
Year Ended 12/31/07	19.36	0.10		7.99	8.09	(0.19)	(3.44)	(3.63)
Class K
Year Ended 12/31/11	$25.86	$(0.02)	[3]	$(5.48)	$(5.50)	$—	$—	$—
Year Ended 12/31/10	22.41	(0.09)	[3]	4.04	3.95	(0.50)	—	(0.50)
Year Ended 12/31/09	11.71	(0.07)	[3]	10.86	10.79	(0.09)	—	(0.09)
Year Ended 12/31/08	26.79	—		(14.96)	(14.96)	—	(0.12)	(0.12)
Year Ended 12/31/07	21.40	0.12		8.93	9.05	(0.22)	(3.44)	(3.66)
Class Y
Year Ended 12/31/11	$26.75	$0.12	[3]	$(5.69)	$(5.57)	$—	$—	$—
Year Ended 12/31/10	23.13	0.11	[3]	4.16	4.27	(0.65)	—	(0.65)
Period From 3/10/09[7] to 12/31/09[8]	10.88	—	[3,4]	12.60	12.60	(0.35)	—	(0.35)

See notes to Financial Highlights on page 56-57.

54	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$21.13	(20.98)%	$919,103	1.49%	1.49%	0.27%	0.27%	44%
26.74	18.15%	1,393,971	1.56%	1.56%	(0.03)%	(0.03)%	41%
23.12	92.96%	1,174,248	1.61%	1.61%	(0.10)%	(0.10)%	61%
12.14	(55.70)%	362,998	1.58%	1.58%	0.41%	0.41%	82%
27.68	43.72%	356,732	1.59%	1.59%	0.72%	0.72%	49%

$17.67	(21.68)%	$4,215	2.42%	2.42%	(0.65)%	(0.65)%	44%
22.56	17.11%	6,813	2.45%	2.45%	(0.92)%	(0.92)%	41%
19.59	91.62%	6,449	2.32%	2.33%	(0.76)%	(0.77)%	61%
10.28	(56.09)%	4,688	2.31%	2.31%	(0.39)%	(0.39)%	82%
23.69	42.70%	24,095	2.33%	2.33%	0.12%	0.12%	49%

$17.72	(21.56)%	$62,237	2.26%	2.26%	(0.50)%	(0.50)%	44%
22.59	17.26%	104,109	2.31%	2.31%	(0.75)%	(0.75)%	41%
19.63	91.61%	80,180	2.34%	2.34%	(0.86)%	(0.86)%	61%
10.35	(56.04)%	28,897	2.31%	2.31%	(0.33)%	(0.33)%	82%
23.82	42.64%	50,031	2.33%	2.33%	0.08%	0.08%	49%

$20.36	(21.27)%	$36,423	1.87%	1.87%	(0.09)%	(0.09)%	44%
25.86	17.71%	46,882	1.92%	1.92%	(0.38)%	(0.38)%	41%
22.41	92.21%	24,569	1.95%	1.95%	(0.40)%	(0.40)%	61%
11.71	(55.83)%	23,087	1.94%	1.94%	0.01%	0.01%	82%
26.79	43.06%	48,668	2.02%	2.02%	0.43%	0.43%	49%

$21.18	(20.82)%	$554,099	1.32%	1.32%	0.49%	0.49%	44%
26.75	18.57%	633,433	1.19%	1.19%	0.47%	0.47%	41%
23.13	115.89%	53,546	1.22%	1.22%	0.02%	0.02%	61%

See notes to Financial Highlights on page 56-57.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	55

FINANCIAL INFORMATION

Financial Highlights (continued)
	Net Asset Value, Beginning of Period	Net Investment Income /(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Global Growth Fund
Class A
Period From 5/16/11[7] to 12/31/11[8]	$10.00	$0.02	[3]	$(1.23)	$(1.21)	$—	$—	$—

Class C
Period From 5/16/11[7] to 12/31/11[8]	$10.00	$(0.03)	[3]	$(1.23)	$(1.26)	$—	$—	$—

Class K
Period From 5/16/11[7] to 12/31/11[8]	$10.00	$(0.01)	[3]	$(1.23)	$(1.24)	$—	$—	$—

Class Y
Period From 5/16/11[7] to 12/31/11[8]	$10.00	$0.03	[3]	$(1.22)	$(1.19)	$—	$—	$—

RS Greater China Fund
Class A
Period From 5/16/11[7] to 12/31/11[8]	$10.00	$0.06	[3]	$(2.49)	$(2.43)	$(0.06)	$—	$(0.06)

Class C
Period From 5/16/11[7] to 12/31/11[8]	$10.00	$—	[3,4]	$(2.50)	$(2.50)	$—	$—	$—

Class K
Period From 5/16/11[7] to 12/31/11[8]	$10.00	$0.03	[3]	$(2.50)	$(2.47)	$(0.02)	$—	$(0.02)

Class Y
Period From 5/16/11[7] to 12/31/11[8]	$10.00	$0.08	[3]	$(2.50)	$(2.42)	$(0.07)	$—	$(0.07)

Distributions reflect actual per-share amounts distributed for the period.

[1]	Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total return.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

[3]	Calculated based on the average shares outstanding during the period.

[4]	Rounds to $0.00 per share.

56	www.RSinvestments.com	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.79	(12.10)%	$11,211	1.40%	1.78%	0.27%	(0.11)%	9%

$8.74	(12.60)%	$3,508	2.31%	2.69%	(0.60)%	(0.98)%	9%

$8.76	(12.40)%	$3,505	1.90%	2.28%	(0.19)%	(0.57)%	9%

$8.81	(11.90)%	$7,514	1.10%	1.48%	0.61%	0.23%	9%

$7.51	(24.32)%	$6,784	1.75%	2.27%	1.20%	0.68%	9%

$7.50	(25.00)%	$3,017	2.98%	3.50%	(0.01)%	(0.53)%	9%

$7.51	(24.66)%	$3,014	2.35%	2.87%	0.63%	0.11%	9%

$7.51	(24.13)%	$6,485	1.41%	1.93%	1.56%	1.04%	9%
[5]

Without the effect of the income from regulatory settlements, the total returns would have been for 2011 (13.49)%, (14.57)%, (14.07)%, (13.86)%, and (13.16)%; for 2010 15.17%, 13.98%, 14.32%, 14.68%, and 14.93%; for 2009, 33.91%, 32.82%, 32.95%, 33.69%, and 69.89% for Class A, Class B, Class C, Class K and Class Y, respectively. The total return impact from regulatory settlements is calculated based on average shares outstanding for the period.

[6]	Includes effect of overdraft expenses. In absence of this expense, Net Ratio of Expenses to Average Net Assets would be 1.51%.

[7]	Inception date.

[8]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

[9]	Ratios have been annualized using the period from May 23, 2009 through December 31, 2009, to reflect the initial date when significant capital shares were sold.

The accompanying notes are an integral part of these financial statements.	www.RSinvestments.com	57

NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

December 31, 2011

RS Investment Trust (the “Trust”), a Massachusetts business trust organized on May 11, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. These financial statements relate to four series offered by the Trust: RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund (each a “Fund,” collectively the “Funds”). RS Global Growth Fund and RS Greater China Fund commenced operations on May 17, 2011. All of the Funds are diversified funds. The financial statements for the other remaining series of the Trust are presented in separate reports.

RS International Growth Fund and RS Emerging Markets Fund offer Class A, B, C, K and Y shares. RS Global Growth Fund and RS Greater China Fund offer Class A, C, K and Y shares. The classes differ principally in their respective sales charges, transfer agent expenses, and other expenses. In general, all classes of shares have identical rights to earnings, assets and voting privileges, except for certain differences, including class-specific expenses and voting rights with respect to matters affecting fewer than all classes or in which the interests of one class differ from the interests of any other class.

The Trust has an unlimited number of authorized shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable.

Note 1 Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. (See Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

58	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Funds’ valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of a Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Funds have adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Funds would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

www.RSinvestments.com	59

NOTES TO FINANCIAL STATEMENTS

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2011, the Funds had no securities classified as Level 3.

The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the period ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Funds’ investment portfolios into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Funds hold a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Funds intend to continue complying with the requirements of the Internal Revenue Code to qualify as regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax has been made.

60	www.RSinvestments.com

NOTES TO FINANCIAL STATEMENTS

From time to time, however, a Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the period ended December 31, 2011, the Funds did not incur any interest or penalties. RS International Growth Fund and RS Emerging Markets Fund are not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007. RS Global Growth Fund and RS Greater China Fund, which incepted in the current fiscal year 2011, are therefore subject to U.S. federal and state authority examination since inception.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Funds may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Funds. When a forward contract is closed, a Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

www.RSinvestments.com	61

NOTES TO FINANCIAL STATEMENTS

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

In calculating net asset value per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of the day.

h. Expenses Many expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Funds have entered into an arrangement with their custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Each Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Funds’ expenses.

j. Distributions to Shareholders Each Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Distributions to shareholders are recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

Note 2 Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, each Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Funds, at the following annual rates:

Fund	Investment Advisory Fee Percentage
RS International Growth Fund	0.80%
RS Emerging Markets Fund	1.00%
RS Global Growth Fund	0.80%
RS Greater China Fund	1.10%

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by The Guardian

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Insurance & Annuity Company, Inc. (“GIAC”), a wholly owned subsidiary of Guardian Life and an affiliate of GIS, and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76%, 0.95%, 0.76% and 1.045% of the average daily net assets of RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund, respectively. Payment of the sub-investment advisory fees does not represent a separate or additional expense to the Funds. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Funds subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.32%, 0.50%, 0.35% and 0.50% of the average daily net assets of RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund, respectively is payable by GBG to BG Overseas for its services. The sub-sub-investment advisory fee rate for RS International Growth Fund in effect from January 1, 2011 through April 30, 2011 was 0.40%. Payment of the sub-sub-investment advisory fees does not represent a separate or additional expense to the Funds.

Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012, expense limitations have been imposed whereby RS Investments agreed to limit the Funds’ total annual fund operating expenses to the following rates:

Fund	Expense Limitation
	Class A	Class B	Class C	Class K	Class Y
RS International Growth Fund	1.40%	2.97%	2.65%	1.96%	1.15%
RS Emerging Markets Fund	1.65%	2.52%	2.45%	1.96%	—
RS Global Growth Fund*	1.40%	—	—	—	—
RS Greater China Fund*	1.75%	—	—	—	—
*	Additionally, RS Investments has agreed, through April 30, 2012, to reduce the advisory fee of each of the other classes of shares of such Funds to the extent necessary so that such other classes bear the same level of advisory fees as Class A shares during that same period.

To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Funds or may reimburse expenses incurred by the Funds.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for a Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GBG serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no

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NOTES TO FINANCIAL STATEMENTS

compensation from the Funds for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees GIS serves as the principal underwriter for shares of the Funds. The Funds have entered into an agreement with GIS for distribution services with respect to their shares and have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of each Fund. For the period ended December 31, 2011, GIS received distribution fees as follows:

Fund		Annual Rate	Distribution Fees
RS International Growth Fund	Class A	0.25%	$82,531
	Class B	1.00%	5,903
	Class C	1.00%	87,779
	Class K	0.65%	99,297
	Class Y	0.00%	—
RS Emerging Markets Fund	Class A	0.25%	$2,907,465
	Class B	1.00%	55,759
	Class C	1.00%	834,578
	Class K	0.65%	273,440
	Class Y	0.00%	—
RS Global Growth Fund	Class A	0.25%	$14,079
	Class C	1.00%	22,852
	Class K	0.65%	14,856
	Class Y	0.00%	—
RS Greater China Fund	Class A	0.25%	$11,754
	Class C	1.00%	21,520
	Class K	0.65%	13,959
	Class Y	0.00%	—

RS Investments may perform certain services and incur certain expenses with respect to the promotion of the Funds’ shares and the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the distribution plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts. In addition to payments under the distribution plan, the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Board of Trustees and is reviewed by the Board of Trustees periodically. Such amounts are included in the Statement of Operations under the caption “Transfer agent fees”.

Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of GIAC and an affiliate of GIS, distributes the Funds’ shares as a retail broker-dealer. For the year

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ended December 31, 2011, PAS informed the Trust it received $2,261,011 directly or indirectly from GIS as continuing compensation for its services relating to its distribution of shares of all series in the Trust.

For the period ended December 31, 2011, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

Fund	Sales Charges
RS International Growth Fund	$10,671
RS Emerging Markets Fund	2,010
RS Global Growth Fund	738
RS Greater China Fund	714

GIS is entitled to retain any contingent deferred sales load (“CDSL”) imposed on certain share redemptions. For the period ended December 31, 2011, GIS received CDSL charges as follows:

Fund	CDSL
RS International Growth Fund	$907
RS Emerging Markets Fund	32,572
RS Global Growth Fund	1
RS Greater China Fund	—

Note 3 Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the periods ended December 31, 2011 and December 31, 2010, was as follows:

	Ordinary Income
Fund	2011	2010
RS International Growth Fund	$1,278,945	$1,690,441
RS Emerging Markets Fund	—	46,194,322
RS Greater China Fund	123,419	NA

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

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NOTES TO FINANCIAL STATEMENTS

As of December 31, 2011, the Funds made the following reclassifications of permanent book and tax basis differences:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
RS International Growth Fund	$(6,550,608)	$1,924,953	$4,625,655
RS Emerging Markets Fund	(7,790,532)	10,629,888	(2,839,356)
RS Global Growth Fund	(43,509)	(35,090)	78,599
RS Greater China Fund	(20,943)	(622)	21,565

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Fund	Undistributed Ordinary Income
RS International Growth Fund	$1,555,423
RS Greater China Fund	18,250

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, are normally distributed to shareholders annually.

During the period ended December 31, 2011, the Funds utilized capital loss carryovers as follows:

Fund	Amount
RS International Growth Fund	$3,522,923

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See the chart below for capital loss carryovers available to the Funds at December 31, 2011.

	Expiring
Fund	2017	Unlimited Loss	Total
RS International Growth Fund	$3,434,797	$—	$3,434,797
RS Emerging Markets Fund	26,726,940	28,889,234	55,616,174
RS Global Growth Fund	—	126,092	126,092
RS Greater China Fund	—	620,498	620,498

In determining their taxable income, current tax law permits the Funds to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the period ended December 31, 2011, the Funds elected to defer net capital and currency losses as follows:

Fund	Deferred Net Capital Losses
RS International Growth Fund	$421,476
RS Emerging Markets Fund	10,814,305
RS Global Growth Fund	54,823
RS Greater China Fund	24,513

b. Tax Basis of Investments The cost of investments (excluding foreign currency related transactions) for federal income tax purposes at December 31, 2011, for each Fund is listed in the chart below. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is also disclosed in the chart below:

Fund	Cost of Investments	Net Unrealized Appreciation/ (Depreciation) on Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation
RS International Growth Fund	$496,598,728	$(22,305,846)	$9,854,642	$(32,160,488)
RS Emerging Markets Fund	1,536,238,385	69,831,456	249,137,867	(179,306,411)
RS Global Growth Fund	28,450,006	(2,770,191)	660,532	(3,430,723)
RS Greater China Fund	24,916,517	(5,690,250)	38,867	(5,729,117)

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NOTES TO FINANCIAL STATEMENTS

Note 4 Capital Shares

a. Transactions The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the Funds were as follows:

RS International Growth Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	600,167	$10,352,292	624,009	$10,051,157
Shares reinvested	450	6,741	35,832	629,212
Shares redeemed	(500,075)	(8,460,627)	(628,372)	(10,170,424)

Net increase	100,542	$1,898,406	31,469	$509,945

Class B
Shares sold	6,917	$108,565	8,035	$120,899
Shares reinvested	9	121	566	8,799
Shares redeemed	(13,298)	(207,225)	(18,010)	(253,830)

Net decrease	(6,372)	$(98,539)	(9,409)	$(124,132)

Class C
Shares sold	67,411	$1,004,229	69,616	$1,037,909
Shares reinvested	27	355	11,145	173,863
Shares redeemed	(591,023)	(8,316,680)	(12,473)	(188,014)

Net increase/(decrease)	(523,585)	$(7,312,096)	68,288	$1,023,758

Class K
Shares sold	93,691	$1,607,688	108,321	$1,713,753
Shares reinvested	73	1,068	18,090	310,796
Shares redeemed	(809,717)	(12,690,251)	(95,454)	(1,505,270)

Net increase/(decrease)	(715,953)	$(11,081,495)	30,957	$519,279

Class Y
Shares sold	29,917,320	$481,355,265	1,243,856	$21,544,968
Shares reinvested	54,489	814,609	29,748	521,474
Shares redeemed	(1,731,095)	(27,584,738)	(29,548)	(521,321)

Net increase	28,240,714	$454,585,136	1,244,056	$21,545,121

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RS Emerging Markets Fund

	For the Year Ended 12/31/11		For the Year Ended 12/31/10
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,803,023	$287,515,137	32,041,647	$741,213,208
Shares reinvested	—	—	986,992	25,276,984
Shares redeemed	(20,450,866)	(497,118,022)	(31,682,825)	(742,052,382)

Net increase/(decrease)	(8,647,843)	$(209,602,885)	1,345,814	$24,437,810

Class B
Shares sold	3,852	$79,253	63,229	$1,228,230
Shares reinvested	—	—	4,069	87,980
Shares redeemed	(67,406)	(1,342,669)	(94,415)	(1,767,348)

Net decrease	(63,554)	$(1,263,416)	(27,117)	$(451,138)

Class C
Shares sold	23,764	$494,684	1,396,665	$26,649,811
Shares reinvested	—	—	69,576	1,505,647
Shares redeemed	(1,119,772)	(22,598,047)	(942,736)	(18,505,309)

Net increase/(decrease)	(1,096,008)	$(22,103,363)	523,505	$9,650,149

Class K
Shares sold	548,626	$12,551,466	1,164,533	$26,152,855
Shares reinvested	—	—	34,715	859,887
Shares redeemed	(572,815)	(13,269,559)	(482,641)	(11,100,905)

Net increase/(decrease)	(24,189)	$(718,093)	716,607	$15,911,837

Class Y
Shares sold	13,724,412	$329,922,955	26,101,142	$616,366,773
Shares reinvested	—	—	475,425	12,180,387
Shares redeemed	(11,242,404)	(259,623,057)	(5,212,433)	(123,972,081)

Net increase	2,482,008	$70,299,898	21,364,134	$504,575,079

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NOTES TO FINANCIAL STATEMENTS

Transactions in Capital Shares (continued)

RS Global Growth Fund

	For the Period Ended 12/31/11
	Shares	Amount
Class A*
Shares sold	1,277,211	$12,210,895
Shares redeemed	(2,125)	(18,558)

Net increase	1,275,086	$12,192,337

Class C*
Shares sold	401,397	$4,012,101
Shares redeemed	(10)	(99)

Net increase	401,387	$4,012,002

Class K*
Shares sold	400,000	$4,000,001

Net increase	400,000	$4,000,001

Class Y*
Shares sold	856,562	$8,560,616
Shares redeemed	(3,405)	(31,124)

Net increase	853,157	$8,529,492

*	Inception date was May 16, 2011.

RS Greater China Fund

	For the Period Ended 12/31/11
	Shares	Amount
Class A*
Shares sold	896,891	$8,913,328
Shares reinvested	6,876	50,265
Shares redeemed	(107)	(780)

Net increase	903,660	$8,962,813

Class C*
Shares sold	402,011	$4,019,161

Net increase	402,011	$4,019,161

Class K*
Shares sold	400,000	$4,000,001
Shares reinvested	1,301	9,520

Net increase	401,301	$4,009,521

Class Y*
Shares sold	876,824	$8,755,009
Shares reinvested	8,716	63,627
Shares redeemed	(21,594)	(171,996)

Net increase	863,946	$8,646,640

*	Inception date was May 16, 2011.

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b. Shareholder Concentration As of December 31, 2011, the number of shareholders and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders) who owned of record 5% or more of the net assets of a Fund is summarized in the following table:

Fund	Number of Shareholders	Percentage of Net Assets
RS International Growth Fund	3	29.08%
RS Emerging Markets Fund	4	51.03%
RS Global Growth Fund	1	85.32%
RS Greater China Fund	1	97.90%

Note 5 Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the period ended December 31, 2011, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
RS International Growth Fund	$447,477,267	$30,015,561
RS Emerging Markets Fund	856,398,599	977,635,406
RS Global Growth Fund	30,447,167	2,225,403
RS Greater China Fund	27,381,499	1,910,038

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry, Sector or Regional Concentration In their normal course of business, the Funds may invest a significant portion of their assets in companies within a limited number of industries or sectors. As a result, the Funds may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in a regionally concentrated mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to a broader geographical area. The political and economic conditions and changes in regulatory, tax or economic policy in a concentrated region could significantly affect the market in that region and in surrounding areas.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

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NOTES TO FINANCIAL STATEMENTS

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 6 Temporary Borrowings

The Funds, with other funds managed by RS Investments, share in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. Each Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the period ended December 31, 2011, the Funds which borrowed from the facility were as follows:

Fund	Amount Outstanding at 12/31/11	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
RS International Growth Fund	$—	$4,870,082	4	1.39%
RS Emerging Markets Fund	—	3,198,197	23	1.42%
RS Greater China Fund	—	6,723	1	1.39%
*	For the period ended December 31, 2011, based on the number of days borrowings were outstanding.

Note 7 Regulatory Settlements

During the year ended December 31, 2011, RS International Growth Fund received payments relating to certain regulatory settlements which were distributed at the direction of the Securities and Exchange Commission. The payment was as follows:

Fund	Amount
RS International Growth Fund	$1,456,522

The payment is included in “Increase from Regulatory Settlements” on the Statement of Changes in Net Assets and resulted in a more than $0.01 per share net asset value

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NOTES TO FINANCIAL STATEMENTS

impact as well as a more than 0.01% performance impact to the total return for the year ended December 31, 2011.

Note 8 Review for Subsequent Events

Effective on or about February 17, 2012 (the “Conversion Date”), each outstanding Class B share of each Fund will automatically convert to a number of full and/or fractional Class A shares of the same Fund with a net asset value equal to the net asset value of such Class B share as of the close of business on the Conversion Date. The conversion will be effected without the imposition of front-end or deferred sales charges, and, accordingly, there will be no change in the overall value of a shareholder’s shares as of the Conversion Date as a result of the conversion. Management has evaluated subsequent events through the issuance of the Funds’ financial statements and determined that no other events have occurred that require disclosure.

Note 9 Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 10 New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

RS International Growth Fund

RS Emerging Markets Fund

RS Global Growth Fund

RS Greater China Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth Fund, RS Emerging Markets Fund, RS Global Growth Fund and RS Greater China Fund (four of the portfolios constituting the RS Investment Trust, and hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

As required by the Internal Revenue Code, the following percentages of ordinary income distributions paid for the year ended December 31, 2011 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders:

Qualifying Dividend Income:

RS Greater China Fund	100%

Dividend Received Deduction:

RS International Growth Fund	0%
RS Emerging Markets Fund	0%
RS Global Growth Fund	0%
RS Greater China Fund	0%

The Funds have elected to pass through to their shareholders foreign tax credits for the year ended December 31, 2011 as follows:

RS International Growth Fund	$268,004
RS Emerging Markets Fund	3,560,213
RS Global Growth Fund*	6,813
RS Greater China Fund*	46,335

*	Commenced operations on May 17, 2011.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Supplemental Information (unaudited)

Approval of the Investment Advisory Agreements for RS Investment Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the

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information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

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The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’

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general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the

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meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

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After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-766-3863.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-766-3863; (ii) on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None

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Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees (continued)
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007 – July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006 – March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009 – December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996 – February 2009).	37	None

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Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.

+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111

**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.

***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-766-3863.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

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388 Market Street San Francisco CA 94111

www.RSinvestments.com | 800-766-3863

Six-time winner of Dalbar Service Award EB 015099 (12/11)

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2011.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit- Related Fees	Tax Fees *	All Other Fees
December 31, 2010	$747,685	$—	$192,830	$—
December 31, 2011	$845,144	$—	$204,961	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit- Related Fees	Tax Fees *	All Other Fees *
December 31, 2010	$—	$11,700	$220,000
December 31, 2011	$—	$7,800	$210,460

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $275,780 for 2010 and $315,191 for 2011.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

Since the end of the period covered by this report and prior to the date of filing this Form N-CSR, the registrant was informed by its third-party administrator that the administrator had made certain corrections to its previous calculations of “SEC yield”, as reflected in the supplements to the Fixed Income Funds’ shareholder reports filed as part of Forms N-CSR/A for the periods ended December 31, 2010 and June 30, 2011. In response to this information, additional disclosure controls and procedures with respect to the calculation of SEC yield and taxable equivalent yield (which is based on SEC yield) are being implemented by the administrator and registrant.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Investment Trust

By (Signature and Title)*	/s/ MATTHEW H. SCANLAN
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MATTHEW H. SCANLAN
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 5, 2012

By (Signature and Title)*	/s/ JAMES E. KLESCEWSKI
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: March 5, 2012